Execution Version

FIRST AMENDMENT TO
AMENDED AND RESTATED
RESTRUCTURING SUPPORT AGREEMENT
This FIRST AMENDMENT TO AMENDED AND RESTATED RESTRUCTURING SUPPORT AGREEMENT (this “RSA Amendment”) dated November 28, 2017 is entered into among:

(a)
each of the debtors and debtors in possession in the jointly administered chapter 11 bankruptcy cases under the lead case In re Breitburn Energy Partners LP, Case No. 16-11390 (SMB), including, but not limited to, Breitburn Energy Partners LP, Breitburn GP LLC, Breitburn Operating LP, Breitburn Operating GP LLC, Breitburn Management Company LLC, Breitburn Finance Corporation, Alamitos Company, Beaver Creek Pipeline, L.L.C., Breitburn Florida LLC, Breitburn Oklahoma LLC, Breitburn Sawtelle LLC, Breitburn Transpetco GP LLC, Breitburn Transpetco LP LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, QR Energy, LP, QRE GP, LLC, QRE Operating, LLC, Terra Energy Company LLC, Terra Pipeline Company LLC, and Transpetco Pipeline Company, L.P. (collectively, the “Debtors”);

(b)
the undersigned beneficial holders of, or investment managers, advisers or sub-advisers for holders of, claims against the Debtors under the Second Lien Notes (as defined in the A&R Restructuring Support Agreement (defined below)) constituting the Requisite Consenting Second Lien Creditors (as defined in the A&R Restructuring Support Agreement) (collectively, the “Requisite Consenting Second Lien Creditors”); and

(c)
the undersigned beneficial holders of, or investment managers, advisers or sub-advisers for holders of, claims against the Debtors under (a) the outstanding 2020 Senior Notes and (b) the 2022 Senior Notes (in each case, as defined in the A&R Restructuring Support Agreement) constituting the Requisite Commitment Parties (as defined in the A&R Restructuring Support Agreement) (collectively, the “Commitment Parties”).

The Debtors, the Requisite Consenting Second Lien Creditors and the Commitment Parties are referred to herein together as the “Amendment Parties.” Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the A&R Restructuring Support Agreement (as defined below).
WHEREAS, on September 22, 2017, the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors entered into a restructuring support agreement (the “Initial RSA”);
WHEREAS, on October 11, 2017, the Debtors, the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors amended and restated the Initial RSA, pursuant to an amended and restated restructuring support agreement (as amended, supplemented, or otherwise modified from time to time, the “A&R Restructuring Support Agreement”);
WHEREAS, the Debtors intend to amend the Debtors’ First Amended Joint Chapter 11 Plan (the “Plan”) and related disclosure statement (including the rights offering procedures included therein) (the “Disclosure Statement”), each previously filed with the Bankruptcy Court on November 13, 2017;
WHEREAS, the Amendment Parties wish to consent to such amendments and to amend the A&R Restructuring Support Agreement to the extent necessary to conform the A&R Restructuring Support Agreement to such amendments and take such other actions as are necessary to give effect to such amendments; and
WHEREAS, concurrently with the execution of this RSA Amendment, certain of the Amendment Parties intend to execute an amendment (the “BCA Amendment”) to the Amended and Restated Backstop Commitment Agreement (the “A&R Backstop Commitment Agreement”), dated October 11, 2017, including the rights offering procedures attached as Exhibit C thereto.
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the A&R Restructuring Support Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Amendment Parties agree as follows:
1.    Amendments.
(a)    Section 4(b). Reference to “the forty-fifth (45th) day after the date the Disclosure Statement and BCA Motion are filed” in Section 4(b) of the A&R Restructuring Support Agreement is hereby amended and replaced with “December 1, 2017”.
(b)    Exhibit A. Exhibit A of the A&R Restructuring Support Agreement is hereby deleted and replaced in its entirety with the Debtors’ Second Amended Joint Chapter 11 Plan of Reorganization attached hereto as Exhibit A (the “Amended Plan”).
(c)    Conforming Amendments.

i.	Each reference to the “Approved Plan” in the A&R Restructuring Support Agreement are hereby deleted and replaced with a reference to the “Amended Plan”.

ii.
Each reference to the “Rights Offering Procedures” or Rights Offering procedures” in the A&R Restructuring Support Agreement shall be deemed to refer to the Rights Offering Procedures substantially in the form attached as Exhibit A to the BCA Amendment.

2

iii.
To the extent anything in the Amended Plan is inconsistent with the terms or provisions of the A&R Restructuring Support Agreement, the A&R Restructuring Support Agreement is hereby amended to conform with the provisions of the Amended Plan.

2.    Consents. Each of the Debtors, the Requisite Consenting Second Lien Creditors and the Commitment Parties hereby consent to (a) the amendments set forth in the Amended Plan, (b) the amendments set forth in the BCA Amendment, including those amendments set forth in the Amended Rights Offering Procedures (as defined therein) and (c) subject to the terms of the A&R Restructuring Support Agreement, including Sections 3 and 5.02(v) thereof, the filing with the Bankruptcy Court of the Amended Plan and an amended Disclosure Statement that includes the Amended Rights Offering Procedures (as defined in the BCA Amendment).
3.    Effectiveness.
This RSA Amendment shall become effective and binding on the Debtors, the Consenting Second Lien Creditors and the Consenting Senior Unsecured Creditors in accordance with the terms of the A&R Restructuring Support Agreement upon the execution and delivery by each of the Debtors, the Requisite Consenting Second Lien Creditors and the Commitment Parties of executed signature pages hereto.
4.    Miscellaneous.
(a)    Except as specifically set forth herein, the terms of the A&R Restructuring Support Agreement shall remain in full force and effect and are hereby ratified and confirmed.
(b)    This RSA Amendment may be executed in several counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same agreement. Execution copies of this RSA Amendment delivered by facsimile, PDF or otherwise shall be deemed to be an original for the purposes of this paragraph.
[Signature pages follow.]

3

IN WITNESS WHEREOF, the Amendment Parties have caused this RSA Amendment to be executed and delivered as of the date first set forth above.

DEBTORS:

BREITBURN ENERGY PARTNERS LP

By:        Breitburn GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN OPERATING LP

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ALAMITOS COMPANY
PHOENIX PRODUCTION COMPANY

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    President

BEAVER CREEK PIPELINE, L.L.C.
BREITBURN FINANCE CORPORATION
BREITBURN GP LLC
BREITBURN MANAGEMENT COMPANY LLC
BREITBURN OPERATING GP LLC
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
QRE GP, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC

By:        Breitburn Operating LP,
its sole member

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name: Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

QR ENERGY, LP

By:        QRE GP, LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

QRE OPERATING, LLC

By:        QR Energy, LP,
its sole member

By:        QRE GP, LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

TRANSPETCO PIPELINE COMPANY, L.P.

By:        Breitburn Operating LP,
on behalf of itself and as the sole member of Breitburn Transpetco GP LLC, a general partner

By:        Breitburn Operating GP LLC,
its general partner

By:        /s/ Halbert S. Washburn
Name:    Halbert S. Washburn
Title:    Chief Executive Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

REQUISITE CONSENTING SECOND LIEN CREDITORS

EIG Redwood Debt Aggregator, LP

By: EIG Redwood Aggregator GP, LLC, its general partner and Attorney-in-Fact

By: EIG Asset Management, LLC, its sole member

By: /s/ Clayton R. Taylor
Name: Clayton R. Taylor
Title: Managing Director

By: /s/ Richard K. Punches, II
Name: Richard K. Punches, II
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

Anchorage Capital Partners, L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By: /s/ Melissa K. Griffiths
Name: Melissa K. Griffiths
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ACMO BBEP, L.P.
By: Anchorage Capital Group, L.L.C., its investment manager

By: /s/ Melissa K. Griffiths
Name: Melissa K. Griffiths
Title: Authorized Signatory

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

Guggenheim Funds Trust - Guggenheim Macro
Opportunities Fund

By: Guggenheim Partners Investment Management, LLC, as Investment Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

Hamilton Finance LLC

By: Guggenheim Partners Investment Management, LLC, as Sub-Advisor

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

Maverick Enterprises, Inc.

By: Guggenheim Partners Investment Management, LLC, as Investment Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

NZC Guggenheim Master Fund Limited

By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

NZC Guggenheim Fund LLC

By: Guggenheim Partners Investment Management, LLC, as Manager

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

SEI Institutional Managed Trust - Multi Asset
Income Fund

By: Guggenheim Partners Investment Management, LLC, as Sub-Adviser

By: /s/ Kevin M. Robinson
Name: Kevin M. Robinson
Title: Attorney-in-Fact

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

COMMITMENT PARTIES

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED (“MLPFS”), solely in respect of its Global Credit and Special Situations Group and not any other group, unit, division of affiliate of MLPFS

By: /s/ Vincenzo Ruocco
Name: Vincenzo Ruocco
Title: Vice President, US Corporate Actions

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BLACKROCK MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BSF MULTI-MANAGER ALTERNATIVE STRATEGIES FUND
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

KTRS CREDIT FUND, LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MARATHON BLUE GRASS CREDIT FUND, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MARATHON CENTRE STREET PARTNERSHIP, L.P.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MARATHON CREDIT DISLOCATION FUND LP
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MARATHON SPECIAL OPPORTUNITY MASTER FUND, LTD.
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MASTER SIF SICAV-SIF
By: Marathon Asset Management L.P.
Its Investment Manager and Authorized Signatory

By: /s/ Vijay Srinivasan
Name: Vijay Srinivasan
Title: Head of Research

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ASCENSION ALPHA FUND LLC, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ASCENSION HEALTH MASTER PENSION TRUST, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

CARILION CLINIC, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

CATALINA HOLDINGS (BERMUDA) LTD., by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

MARQUETTE COMPANIES, LLC, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

PEPPERDINE UNIVERSITY, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

RETIREMENT PLAN OF CARILION CLINIC, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

UNIVERSITY OF MINNESOTA FOUNDATION, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

WLR PARALLEL ESC, L.P., by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

WLR RECOVERY FUND V, L.P., by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

WLR-SC FINANCING CONDUIT LLC, by WL Ross & Co. LLC

By: /s/ Benjamin Gruder
Name: Benjamin Gruder
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BEACH POINT SELECT FUND LP
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BPC UKI, L.P.
By: BPC AS LLC
Its General Partner
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

LumX Beach Point Total Return Fund Ltd.
By: Beach Point Capital Management LP
Its Trading Advisor

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BEACH POINT MULTI-ASSET CREDIT FUND LTD.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BEACH POINT MULTI-STRATEGY CREDIT MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BEACH POINT TOTAL RETURN MASTER FUND, L.P.
By: Beach Point Capital Management LP
Its Investment Manager

By: /s/ Carl Goldsmith
Name: Carl Goldsmith
Title: Co-Chief Investment Officer

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ELLIOTT ASSOCIATES, L.P.
By: Elliott Capital Advisors, L.P., as general partner
By: Braxton Associates Inc., as general partner

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

ELLIOTT INTERNATIONAL, L.P.
By: Elliott International Capital Advisors Inc., as attorney-in-fact

By: /s/ Elliot Greenberg
Name: Elliot Greenberg
Title: Vice President

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

AKANTHOS CAPITAL MANAGEMENT, LLC

By: /s/ Michael Kao
Name: Michael Kao
Title: CEO

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

FRANKLIN ADVISERS, Inc., as investment manager on behalf of certain funds and accounts

By: /s/ Glenn Voyles
Name: Glenn Voyles
Title: SVP

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

1992 MSF INTERNATIONAL LTD, by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

1992 TACTICAL CREDIT MASTER FUND, L.P., by Highbridge Capital Management, LLC as Trading Manager

By: /s/ Jonathan Segal
Name: Jonathan Segal
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

PACIFIC CAPITAL MANAGEMENT LLC

By: /s/ Jonathan Glaser
Name: Jonathan Glaser
Title: Managing Member

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

NEWBERG FAMILY TRUST UTD 12/18/90

By: /s/ Bruce Newberg
Name: Bruce Newberg
Title: Trustee

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

BARCLAYS BANK PLC (“BARCLAYS”), solely in respect of its Distressed Trading Desk (the “Distressed Trading Desk”) and not any other unit, group, division or affiliate of Barclays and solely in respect of the Distressed Desk’s Senior Unsecured Note Claims

By: /s/ Adam Yarnold
Name: Adam Yarnold
Title: Managing Director

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

SONOMA CAPITAL MANAGEMENT

By: /s/ Jeffrey Thorp
Name: Jeffrey Thorp
Title: Member

[Signature Page to Amendment No. 1 to A&R Restructuring Support Agreement]

EXHIBIT A

AMENDED PLAN

(see attached)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------------x
:
In re    :
:    Chapter 11
BREITBURN ENERGY     :
PARTNERS LP, et al.,    :    Case No. 16-11390 (SMB)
:
Debtors.    :    (Jointly Administered)
:
--------------------------------------------------------x

DEBTORS’ SECOND AMENDED JOINT CHAPTER 11 PLAN
WEIL, GOTSHAL & MANGES LLP
Ray C. Schrock, P.C.
Stephen Karotkin, Esq.
767 Fifth Avenue
New York, New York 10153
(212) 310-8000
Attorneys for Debtors and
Debtors in Possession

Page

ARTICLE I.	DEFINITIONS, INTERPRETATION AND CONSENTS 1

ARTICLE II.	ADMINISTRATIVE EXPENSES AND PRIORITY TAX
CLAIMS    26

2.1	Administrative Expenses 26

2.2	Professional Fee Claims 27

2.3	DIP Facility Claims 28

2.4	Priority Tax Claims 28

ARTICLE III.	CLASSIFICATION OF CLAIMS AND INTERESTS 29

3.1	Formation of Debtor Groups for Convenience Only 29

3.2	Classification of Claims and Interests 29

3.3	Separate Classification of Other Secured Claims 30

3.4	Nonconsensual Confirmation 30

3.5	Debtors’ Rights in Respect of Unimpaired Claims 30

ARTICLE IV.	TREATMENT OF CLAIMS AND INTERESTS 30

4.1	Class 1 - Priority Non-Tax Claims 30

4.2	Class 2 - Other Secured Claims 31

4.3	Class 3 - Revolving Credit Facility Claims 31

4.4	Class 4 - Secured Notes Claim 32

4.5	Class 5 - Unsecured Notes Claims 32

4.6	Class 6 - General Unsecured Claims 34

4.7	Class 7A - Ongoing Trade Claims of LegacyCo 35

4.8	Class 7B - Ongoing Trade Claims of New Permian Corp 35

4.9	Class 8 - Intercompany Claims 35

4.10	Class 9 - Subordinated Claims 35

4.11	Class 10 - Intercompany Interests 35

4.12	Class 11 - Existing BBEP Equity Interests 35

ARTICLE V.	PROVISIONS GOVERNING DISTRIBUTIONS 36

5.1	Distributions Generally 36

5.2	Plan Funding 36

5.3	No Postpetition or Default Interest on Claims 36

5.4	Date of Distributions 36

5.5	Distribution Record Date 36

5.6	Disbursing Agent 36

5.7	Delivery of Distributions 37

5.8	Unclaimed Property 38

5.9	Satisfaction of Claims 38

5.10	Manner of Payment under Plan 38

5.11	Fractional Shares and De Minimis Cash Distributions 38

5.12	No Distribution in Excess of Amount of Allowed Claim 38

5.13	Allocation of Distributions Between Principal and Interest 39

5.14	Exemption from Securities Laws 39

i

Page

5.15	Setoffs and Recoupments 40

5.16	Rights and Powers of Disbursing Agent 40

5.17	Withholding and Reporting Requirements 41

ARTICLE VI.	MEANS FOR IMPLEMENTATION AND EXECUTION OF
THE PLAN    41

6.1	General Settlement of Claims and Interests 41

6.2	Continued Corporate Existence 42

6.3	Authorization, Issuance, and Delivery of LegacyCo Units and
New Permian Corp. Shares    43

6.4	Cancelation of Existing Securities and Agreements 43

6.5	Cancelation of Certain Existing Security Agreements 44

6.6	Rights Offering and Minimum Allocation Rights 44

6.7	New Permian Corp. Certificate of Incorporation 45

6.8	Exit Facility 45

6.9	Restructuring Transactions 46

6.10	Board of Directors 48

6.11	Corporate Action 48

6.12	LegacyCo Management Incentive Plan 49

6.13	New Permian Corp. Management Incentive Plan 49

6.14	Effectuating Documents and Further Transactions 49

6.15	Separability 49

6.16	Director, Officer, Manager, and Employee Liability Insurance 50

6.17	Preservation of Royalty and Working Interests 50

6.18	Hart-Scott-Rodino Antitrust Improvements Act 50

6.19	Post-Effective Date Tax Filings and Audits 50

6.20	AUNC Trust 50

ARTICLE VII.	PROCEDURES FOR DISPUTED CLAIMS 51

7.1	Objections to Claims 51

7.2	Resolution of Disputed Administrative Expenses and Disputed
Claims    51

7.3	Payments and Distributions with Respect to Disputed Claims 52

7.4	Distributions After Allowance 52

7.5	Disallowance of Claims 52

7.6	Estimation 53

7.7	Interest 53

ARTICLE VIII.	EXECUTORY CONTRACTS AND UNEXPIRED LEASES 53

8.1	General Treatment 53

8.2	Determination of Cure Disputes and Deemed Consent 54

8.3	Rejection Damages Claims 55

8.4	Payment of Cure Amounts 55

8.5	Survival of the Debtors’ Indemnification Obligations 56

8.6	Employee Obligations 56

8.7	Insurance Policies 57

Page

8.8	Reservation of Rights 57

8.9	Modifications, Amendments, Supplements, Restatements, or
Other Agreements    58

ARTICLE IX.	EFFECTIVENESS OF THE PLAN 58

9.1	Conditions Precedent to Confirmation of the Plan 58

9.2	Conditions Precedent to the Effective Date 58

9.3	Satisfaction of Conditions 59

9.4	Waiver of Conditions 60

9.5	Effect of Non-Occurrence of Effective Date 60

ARTICLE X.	EFFECT OF CONFIRMATION 60

10.1	Released and Settled Claims 60

10.2	Binding Effect 61

10.3	Vesting of Assets 61

10.4	Release and Discharge of Debtors 61

10.5	Term of Injunctions or Stays 61

10.6	Injunction Against Interference with Plan 61

10.7	Injunction 62

10.8	Exculpation 62

10.9	Releases 63

10.10	Injunction Related to Releases and Exculpation 66

10.11	Subordinated Claims 66

10.12	Avoidance Actions 67

10.13	Retention of Causes of Action/Reservation of Rights 67

10.14	Preservation of Causes of Action 68

10.15	Special Provisions for Governmental Units 68

10.16	Protections Against Discriminatory Treatment 68

10.17	Document Retention 68

ARTICLE XI.	RETENTION OF JURISDICTION 69

11.1	Jurisdiction of Bankruptcy Court 69

ARTICLE XII.	MISCELLANEOUS PROVISIONS 71

12.1	Dissolution of Statutory Committees 71

12.2	Substantial Consummation 71

12.3	Exemption from Transfer Taxes 71

12.4	Expedited Tax Determination 72

12.5	Payment of Statutory Fees 72

12.6	Plan Modifications and Amendments 72

12.7	Revocation or Withdrawal of Plan 73

12.8	Courts of Competent Jurisdiction 73

12.9	Severability 74

12.10	Governing Law 74

12.11	Schedules 74

12.12	Successors and Assigns 74

Page

12.13	Time 74

12.14	Notices 74

12.15	Reservation of Rights 76

Exhibit I: Exit Facility Term Sheet
Exhibit II: Permian Assets

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
--------------------------------------------------------x
:
In re    :
:    Chapter 11
BREITBURN ENERGY     :
PARTNERS LP, et al.,    :    Case No. 16-11390 (SMB)
:
Debtors.    :    (Jointly Administered)
:
--------------------------------------------------------x
DEBTORS’ JOINT CHAPTER 11 PLAN
Breitburn Energy Partners LP (9953); Breitburn GP LLC (9948); Breitburn Operating LP (5529); Breitburn Operating GP LLC (5525); Breitburn Management Company LLC (2858); Breitburn Finance Corporation (2548); Alamitos Company (9156); Beaver Creek Pipeline, L.L.C. (7887); Breitburn Florida LLC (7424); Breitburn Oklahoma LLC (4714); Breitburn Sawtelle LLC (7661); Breitburn Transpetco GP LLC (7222); Breitburn Transpetco LP LLC (7188); GTG Pipeline LLC (3760); Mercury Michigan Company, LLC (3380); Phoenix Production Company (1427); QR Energy, LP (3069); QRE GP, LLC (2855); QRE Operating, LLC (9097); Terra Energy Company LLC (9616); Terra Pipeline Company LLC (3146); and Transpetco Pipeline Company, L.P. (2620), the above-captioned debtors, as plan proponents, propose the following chapter 11 plan pursuant to section 1121(a) of title 11 of the United States Code.
ALL HOLDERS OF CLAIMS AND INTERESTS, TO THE EXTENT APPLICABLE, ARE ENCOURAGED TO READ THE PLAN AND THE DISCLOSURE STATEMENT IN THEIR ENTIRETY BEFORE VOTING TO ACCEPT OR REJECT THE PLAN.
ARTICLE I.
DEFINITIONS, INTERPRETATION AND CONSENTS
DEFINITIONS. The following terms used herein shall have the respective meanings defined below (such meanings to be equally applicable to both the singular and plural):
1.1    7.875% Unsecured Notes means the 7.875% Senior Notes due April 15, 2022, issued pursuant to the 7.875% Unsecured Notes Indenture in the aggregate principal amount of Eight Hundred Fifty Million Dollars ($850,000,000).
1.2    7.875% Unsecured Notes Claim means, collectively, all Claims arising under the 7.875% Unsecured Notes, including any guaranty Claims arising on account of the 7.875% Unsecured Notes and the 7.875% Unsecured Notes Indenture.
1.3    7.875% Unsecured Notes Indenture means that certain Indenture, dated as of January 13, 2012, by and among BBEP and Breitburn Finance, as issuers, the guarantors named therein, and the 7.875% Unsecured Notes Indenture Trustee, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, modified, or supplemented from time to time).
1.4    7.875% Unsecured Notes Indenture Trustee means Wilmington Trust Company, solely in its capacity as successor indenture trustee under the 7.875% Unsecured Notes Indenture.
1.5    8.625% Unsecured Notes means the 8.625% Senior Notes due October 15, 2020, issued pursuant to the 8.625% Unsecured Notes Indenture in the aggregate principal amount of Three Hundred Five Million Dollars ($305,000,000).
1.6    8.625% Unsecured Notes Claim means, collectively, all Claims arising under the 8.625% Unsecured Notes, including any guaranty Claims arising on account of the 8.625% Unsecured Notes and the 8.625% Unsecured Notes Indenture.
1.7    8.625% Unsecured Notes Indenture means that certain Indenture, dated as of October 6, 2010, by and among BBEP and Breitburn Finance, as issuers, the guarantors named therein, and the 8.625% Unsecured Notes Indenture Trustee, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, modified, or supplemented from time to time).
1.8    8.625% Unsecured Notes Indenture Trustee means Wilmington Trust Company, solely in its capacity as successor indenture trustee under the 8.625% Unsecured Notes Indenture.
1.9    Administrative Expenses means costs or expenses of administration of any of the Chapter 11 Cases arising on or prior to the Effective Date and allowed under section 503(b) of the Bankruptcy Code and entitled to priority pursuant to section 507(a)(2) and 507(b) of the Bankruptcy Code that have not already been paid by the Debtors, including, any actual and necessary costs and expenses of preserving the Debtors’ estates, any actual and necessary costs and expenses of operating the Debtors’ businesses, any indebtedness or obligations incurred or assumed by the Debtors, as debtors in possession, during the Chapter 11 Cases, including, for the acquisition or lease of property or an interest in property or the performance of services, any compensation and reimbursement of expenses to the extent allowed by Final Order under sections

330 or 503 of the Bankruptcy Code, any indebtedness or obligations arising under the Backstop Commitment Agreement (including the Put Option Premium, the Breakup Premium (as defined in the Backstop Commitment Agreement), the granting of the Minimum Allocation Rights (and the underlying securities), the indemnification provisions of the Backstop Commitment Agreement, and the Expense Reimbursement (as defined in the Backstop Commitment Agreement), all in accordance with the terms of the Backstop Commitment Agreement) and any fees or charges assessed against the estates of the Debtors under section 1930 of chapter 123 of title 28 of the United States Code.
1.10    Allowed means, (a) with reference to any Claim, (i) any Claim against any Debtor that has been listed by such Debtor in the Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as liquidated in amount and not disputed or contingent and for which no contrary proof of Claim has been filed, (ii) any Claim listed on the Schedules or any timely filed proof of Claim, as to which no objection to allowance has been, or subsequently is, interposed in accordance with Section 7.1 hereof or prior to the expiration of such other applicable period of limitation fixed by the Bankruptcy Code, the Bankruptcy Rules, or the Bankruptcy Court, or as to which any objection has been determined by a Final Order to the extent such Final Order is in favor of the respective holder (but solely in the amount as determined in such Final Order), or (iii) any Claim expressly allowed by the Plan or a Final Order of the Bankruptcy Court; and (b) with reference to any Interest, such Interest is reflected as outstanding (other than any such Interest held by any Debtor or any affiliate of a Debtor) in the stock transfer ledger or similar register of the applicable Debtor on the Distribution Record Date.
1.11    Avoidance Action means any action commenced, or that may be commenced, before or after the Effective Date pursuant to chapter 5 of the Bankruptcy Code including sections 544, 545, 547, 548, 549, 550, or 551; provided, that Avoidance Actions do not include Released and Settled Claims.
1.12    Backstop Approval Order means the Order of the Bankruptcy Court entered on _______, 2017 (ECF No. ____) approving the Backstop Commitment Agreement, which order shall be in form and substance satisfactory to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
1.13    Backstop Commitment Agreement means that certain Amended and Restated Backstop Commitment Agreement, dated as of October 11, 2017, as may be amended or modified from time to time in accordance with the terms thereof and the Backstop Approval Order, pursuant to which the Backstop Parties have agreed to (a) exercise the Minimum Allocation Rights; and (b) backstop the Rights Offering.

1.14    Backstop Parties means, the Commitment Parties (as such term is defined in the Backstop Commitment Agreement).
1.15    Ballot means the form(s) distributed to holders of impaired Claims on which is to be indicated the acceptance or rejection of the Plan.
1.16    Bankruptcy Code means title 11 of the United States Code, as amended from time to time, as applicable to the Chapter 11 Cases.
1.17    Bankruptcy Court means the United States Bankruptcy Court for the Southern District of New York, having subject matter jurisdiction over the Chapter 11 Cases and, to the extent of any reference withdrawal made under section 157(d) of title 28 of the United States Code, the District Court having subject matter jurisdiction over the Chapter 11 Cases.
1.18    Bankruptcy Rules means the Federal Rules of Bankruptcy Procedure as promulgated by the United States Supreme Court under section 2075 of title 28 of the United States Code, as amended from time to time, applicable to the Chapter 11 Cases, and any Local Rules of the Bankruptcy Court.
1.19    BBEP means Breitburn Energy Partners LP, a Delaware limited partnership, as debtor or debtor in possession, as the context requires.
1.20    BOLP means Breitburn Operating LP, a Delaware limited partnership, as debtor or debtor in possession, as the context requires.
1.21    Breitburn Finance means Breitburn Finance Corporation, a Delaware corporation, as debtor or debtor in possession, as the context requires.
1.22    Business Day means any day other than a Saturday, a Sunday, or any other day on which banking institutions in New York, New York are required or authorized to close by law or executive order.
1.23    Cash means legal tender of the United States of America.
1.24    Cause of Action means, without limitation, any and all actions, proceedings, causes of action, controversies, liabilities, obligations, rights, rights of setoff, recoupment rights, suits, damages, judgments, accounts, defenses, offsets, powers, privileges, licenses, franchises, Claims, Avoidance Actions, counterclaims, cross-claims, affirmative defenses, and demands of any kind or character whatsoever, whether known or unknown, asserted or unasserted, reduced to judgment or otherwise, liquidated or unliquidated, fixed or contingent, matured or unmatured, disputed or undisputed, secured or unsecured, assertable directly or derivatively, existing or hereafter arising, in contract or in tort, in law, in equity, or otherwise, whether arising under the Bankruptcy Code or any applicable nonbankruptcy law, based in whole or in part upon any act or omission or other event occurring prior to the Petition Date or during the course of the Chapter 11 Cases, including through the Effective Date. Without limiting the generality of the foregoing, when referring to Causes of Action of the Debtors or their estates, Causes of Action shall include (a) all rights of setoff, counterclaim, or recoupment and Claims on contracts or for breaches of duties imposed by law or equity, (b) Claims (including Avoidance Actions) pursuant to section 362, and chapter 5 of the Bankruptcy Code including sections 510, 542, 543, 544 through 550, or 553, and (c) Claims and defenses such as fraud, mistake, duress, usury, and any other defenses set forth in section 558 of the Bankruptcy Code. A nonexclusive list of Causes of Action shall be set forth in the Plan Supplement.
1.25    Certified Holder means any holder of an Allowed Secured Notes Claim that provides a certification to the Debtors or the Disbursing Agent prior to the Distribution Record Date in the form of or substantially in the form of that contained in that certain Noteholder Distribution Certification Form (or as otherwise agreed with the Debtors), which include, without limitation, disclosure of ownership of Existing BBEP Equity Interests by the holder and certain controlling and controlled persons, and verification that such holder (and, in the case such holder is a disregarded entity for U.S. federal income tax purposes, its regarded owner) is and as of the Effective Date will be a “United States person” within the meaning of Section 7701(a)(30) of the Tax Code. For purposes of this definition, (i) a person “controlling or controlled by” a holder includes any individual or entity that controls the holder (such as a general partner, managing member or any other equityholder in a similar managing capacity or that owns controlling voting equity interests or more than 50% of the equity interests in the holder, and in the case of a controlling entity, any person that controls such controlling entity) and any entity controlled (through direct or indirect equity ownership) by the holder, and (ii) the term “Existing BBEP Equity Interests” shall be limited to outstanding Series A Redeemable Preferred Units, Series B Preferred Units and common units of BBEP.
1.26    Chapter 11 Cases means the jointly administered cases under chapter 11 of the Bankruptcy Code commenced by the Debtors on the Petition Date in the Bankruptcy Court and currently styled In re Breitburn Energy Partners LP, Ch. 11 Case No. 16-11390 (SMB) (Jointly Administered).
1.27    Charging Lien means any Lien or other priority in payment to which the Unsecured Notes Indenture Trustee is entitled to under and subject to the terms of the Unsecured Notes Indentures to assert against distributions to be made to holders of Claims under such Unsecured Notes Indentures.
1.28    Claim has the meaning set forth in section 101(5) of the Bankruptcy Code.
1.29    Class means any group of Claims or Interests classified herein pursuant to section 1123(a)(1) of the Bankruptcy Code.

1.30    Collateral means any property or interest in property of the estate of any Debtor subject to a lien, charge, or other encumbrance to secure the payment or performance of a Claim, which lien, charge, or other encumbrance is not subject to a Final Order ordering the remedy of avoidance on any such lien, charge, or other encumbrance under the Bankruptcy Code.
1.31    Confirmation Date means the date on which the Clerk of the Bankruptcy Court enters the Confirmation Order.
1.32    Confirmation Hearing means the hearing to be held by the Bankruptcy Court regarding confirmation of the Plan, as such hearing may be adjourned or continued from time to time.
1.33    Confirmation Order means the order of the Bankruptcy Court confirming the Plan pursuant to section 1129 of the Bankruptcy Code and approving the transactions contemplated thereby, which shall be in form and substance acceptable to the Debtors, the Revolving Credit Facility Agent, the Exit Facility Agent, the DIP Facility Agent, the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties, and to the extent that any provisions of such order affect Classes 5, 6, 7A or 7B they shall be acceptable to the Creditors’ Committee and all other provisions of such order shall be reasonably acceptable to the Creditors’ Committee.
1.34    Creditors’ Committee means the statutory committee of unsecured creditors appointed by the U.S. Trustee in the Chapter 11 Cases pursuant to section 1102 of the Bankruptcy Code.
1.35    Cure Amount means the payment of Cash or the distribution of other property (as the parties may agree or the Bankruptcy Court may order) as necessary to (a) cure a monetary default as required by section 365(a) of the Bankruptcy Code by the Debtors in accordance with the terms of an executory contract or unexpired lease of the Debtors and (b) permit the Debtors to assume or assume and assign such executory contract or unexpired lease under section 365(a) of the Bankruptcy Code.
1.36    Debtors means BBEP; Breitburn GP LLC; BOLP; Breitburn Operating GP LLC; Breitburn Management Company LLC; Breitburn Finance; Alamitos Company; Beaver Creek Pipeline, L.L.C.; Breitburn Florida LLC; Breitburn Oklahoma LLC; Breitburn Sawtelle LLC; Breitburn Transpetco GP LLC; Breitburn Transpetco LP LLC; GTG Pipeline LLC; Mercury Michigan Company, LLC; Phoenix Production Company; QR Energy, LP; QRE GP, LLC; QRE Operating, LLC; Terra Energy Company LLC; Terra Pipeline Company LLC; and Transpetco Pipeline Company, L.P.

1.37    DIP Facility means the revolving senior secured postpetition credit facility approved in the DIP Facility Order, as the same may be amended through the Effective Date.
1.38    DIP Facility Agent means Wells Fargo Bank, National Association, solely in its capacity as administrative agent under the DIP Facility Documents, its successors, assigns, or any replacement agent appointed pursuant to the terms of the DIP Facility Documents.
1.39    DIP Facility Claims means all Claims held by the DIP Facility Lenders or the DIP Facility Agent arising under or relating to the DIP Facility Documents or the DIP Facility Order, including any and all fees, expenses, and accrued but unpaid interest and fees arising under the DIP Facility Documents.
1.40    DIP Facility Credit Agreement means the Debtor-In-Possession Credit Agreement, dated as of May 19, 2016, by and among BOLP as borrower, BBEP as parent guarantor, certain other Debtor subsidiaries of BBEP as additional guarantors, the DIP Facility Agent, and the DIP Facility Lenders, as the same has been or may be further amended, modified, or supplemented from time to time including, without limitation, the First Amendment to Debtor-In-Possession Credit Agreement effective as of December 15, 2016, the Second Amendment to Debtor-In-Possession Credit Agreement effective as of December 2016, the Third Amendment to Debtor-In-Possession Credit Agreement effective as of May 11, 2017, the Fourth Amendment to Debtor-In-Possession Credit Agreement effective as of July 17, 2017, and the Fifth Amendment to Debtor-In-Possession Credit Agreement effective of as August 24, 2017.
1.41    DIP Facility Documents means, collectively, the DIP Facility Credit Agreement and all other “Loan Documents” (as defined therein), including all other agreements, documents, and instruments delivered or entered into pursuant thereto or entered into in connection therewith (including any guarantee agreements and collateral documentation) (in each case, as amended, restated, modified, or supplemented from time to time).
1.42    DIP Facility Lenders means the lenders party to the DIP Facility Credit Agreement, including any swingline lender, any issuing lender) and any “Lender Derivative Provider” under any “Lender Derivative Contract” (as each such term is defined in the DIP Facility Credit Agreement).
1.43    DIP Facility Order means collectively, the Final Order Pursuant to 11 U.S.C. §§ 105, 361, 362, 363, 364 and 507, Bankruptcy Rules 2002, 4001, 6004 and 9014 and Local Bankruptcy Rule 4001-2 (I) Authorizing the Debtors to Obtain Postpetition Senior Secured Superpriority Financing, (II) Authorizing the Debtors’ Limited Use of Cash Collateral, (III) Granting Adequate Protection to the Prepetition Secured Parties and (IV) Granting Related Relief dated August 19, 2016 (ECF No. 431), as the same has been supplemented from time to time, including, without limitation, pursuant to those orders of the Bankruptcy Court dated December 13, 2016 (ECF No. 837), May 10, 2017 (ECF No. 1252), August 9. 2017 (ECF No. 1496), and August 24, 2017 (ECF No. 1525).
1.44    Disallowed means, with reference to any Claim or a portion of a Claim, any Claim against any Debtor that (a) has been disallowed by a Final Order of the Bankruptcy Court, (b) has been listed by such Debtor in the Schedules, as such Schedules may be amended by the Debtors from time to time in accordance with Bankruptcy Rule 1009, as $0, contingent, disputed, or unliquidated and as to which no proof of Claim has been filed by the applicable deadline or deemed timely filed pursuant to any Final Order of the Bankruptcy Court, (c) has been agreed to by the holder of such Claim and the applicable Debtor to be equal to $0 or to be expunged, or (d) has not been listed by such Debtor on the Schedules and as to which no proof of Claim has been filed by the applicable deadline or deemed timely filed pursuant to any Final Order of the Bankruptcy Court.
1.45    Disbursing Agent means LegacyCo (or such Entity designated by BBEP and the Requisite Consenting Second Lien Creditors and without the need for any further order of the Bankruptcy Court) in its capacity as a disbursing agent pursuant to Section 5.6 hereof.
1.46    Disclosure Statement means the disclosure statement relating to the Plan, including, all exhibits thereto, as approved by the Bankruptcy Court pursuant to section 1125 of the Bankruptcy Code.
1.47    Disputed means, with respect to a Claim, (a) any Claim, proof of which was timely and properly filed, which is disputed under Section 7.1 of this Plan or as to which the Debtors have interposed and not withdrawn an objection or request for estimation (pursuant to Section 7.6 of this Plan or otherwise) that has not been determined by a Final Order, (b) any Claim, proof of which was required to be filed by order of the Bankruptcy Court but as to which a proof of claim was not timely or properly filed, (c) any Claim that is listed in the Schedules as unliquidated, contingent, or disputed, or (d) any Claim that is otherwise disputed by any of the Debtors or the Reorganized Debtors, which dispute has not been withdrawn, resolved, or overruled by a Final Order.
For the avoidance of doubt, if no proof of Claim has been filed by the applicable deadline and the Claim is not listed on the Schedules or has been or hereafter is listed on the Schedules as $0, disputed, contingent, or unliquidated, such Claim shall be Disallowed and shall be disregarded for all purposes.
1.48    Distribution Record Date means the Effective Date, unless otherwise provided in the Plan or designated by the Bankruptcy Court; provided, that no Distribution Record Date shall apply to distributions to be made through DTC to holders of publicly held securities unless otherwise specified.

1.49    District Court means the United States District Court for the Southern District of New York having subject matter jurisdiction over the Chapter 11 Cases.
1.50    D&O Liability Insurance Policies means all unexpired directors’, managers’, and officers’ liability insurance policies (including any “tail policy”) of any of the Debtors with respect to directors, managers, officers, and employees of the Debtors.
1.51    DTC means The Depository Trust Company.
1.52    Early Election Procedures means the Early Election Procedures set forth in the Rights Offering Procedures pursuant to which any holder of Senior Unsecured Notes that is not a Backstop Party and that wishes to participate in the “Early Election” as an Eligible Offeree must by December 13, 2017: (a) commit to participate in the Rights Offering and to accept the Plan; (b) certify that they are an Eligible Offeree, were an Eligible Offeree on the Rights Offering Record Date, and are not a Backstop Party; (c) certify and/or covenant, as applicable, that with respect to any Subscription Right that such Eligible Offeree wishes to participate in the Early Election, that the relevant Senior Unsecured Notes have only been held and shall only be held by an Eligible Offeree from and after the Rights Offering Record Date (November 27, 2017) through December 13, 2017; and (d) provide sufficient evidence in the Debtors’ reasonable discretion, in consultation with the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties, and the Creditors’ Committee, of such Eligible Offeree’s financial wherewithal to consummate its commitment to exercise its Subscription Rights; provided, that, the Early Election Procedures shall not modify the obligations of the Backstop Parties under the Backstop Commitment Agreement.
1.53    Effective Date means a Business Day on or after the Confirmation Date selected by the Debtors, subject to the consent of the Requisite Commitment Parties, the Requisite Consenting Second Lien Creditors, and the Exit Facility Agent and in compliance with the Restructuring Support Agreement, on which the conditions to the effectiveness of the Plan specified in Section 9.2 hereof have been satisfied or otherwise effectively waived in accordance with the terms hereof.
1.54    Eligible Offeree means that such party is an Eligible Offeree as defined under the Rights Offering Procedures; provided, that, with regard to any Subscription Right pursuant to which an Eligible Offeree has opted into the Early Election Procedures, such Eligible Offeree must certify as to the statements set forth in the Early Election Procedures to be considered an Eligible Offeree.
1.55    Employee Obligations means any written contracts, agreements, policies, programs and plans for, among other things, compensation, reimbursement, indemnity, health care benefits, disability benefits, deferred compensation benefits, travel benefits, vacation and sick leave benefits, savings, severance benefits, retirement benefits, welfare benefits, relocation programs, life insurance and accidental death and dismemberment insurance, including written contracts, agreements, policies, programs and plans for bonuses and other incentives or compensation for the directors, officers, and employees of any of the Debtors.
1.56    Employee Programs Order means the Bankruptcy Court’s Order Pursuant to 11 U.S.C. §§ 105, 363(b), and 503(c)(3) Approving Debtors’ 2017 Key Employee Retention Program and Key Employee Incentive Program entered on March 6, 2017 (ECF No. 1057).
1.57    Entity shall have the meaning set forth in section 101(15) of the Bankruptcy Code.
1.58    Equity Committee means the official committee of equity security holders appointed by the U.S. Trustee pursuant to section 1102(a)(2) of the Bankruptcy Code.
1.59    Exchange Agreement means that certain agreement, by and among New Permian Corp. and BBEP, substantially in the form included in the Plan Supplement, pursuant to which New Permian Corp. agrees to acquire on the Effective Date all of the New Permian LLC Equity and 7.5% of the LegacyCo Units from BBEP, subject to certain liabilities and obligations, which shall be in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
1.60    Exculpated Parties means collectively, and in each case in their capacities as such: (a) the Debtors and Reorganized Debtors; (b) the Revolving Credit Facility Agent; (c) the Revolving Credit Facility Lenders; (d) the DIP Facility Agent; (e) the DIP Facility Lenders; (f) the Exit Facility Agent; (g) the Exit Facility Lenders; (h) the Second Lien Noteholders; (i) the Series B Interest Holders; (j) the Secured Notes Indenture Trustee; (k) the Backstop Parties; (l) the Unsecured Notes Indenture Trustee; (m) the Creditors’ Committee and its current and former members; (n) the Unsecured Senior Notes Groups; (o) the Second Lien Group; (p) New Permian Corp.; (q) LegacyCo; (r) with respect to each of the foregoing entities, such entities’ predecessors, successors, assigns, subsidiaries, affiliates, managed accounts and funds; and (s) with respect to each of the foregoing entities (a) through (r), such entities’ current and former officers and directors, principals, equity holders, members, partners, managers, employees, subcontractors, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors (and employees thereof), and other professionals, and such entities’ respective heirs, executors, estates, servants, and nominees, in each case in their capacity as such.

1.61    Existing BBEP Equity Interests means all Interests in BBEP immediately prior to the Effective Date.
1.62    Exit Facility means that certain amended and restated loan facility provided to LegacyCo, among others, pursuant to the Exit Facility Documents, including the Exit Facility Credit Agreement which, on the Effective Date, shall be in the original principal amount of $400 million, as provided for in and shall be consistent with the Exit Facility Term Sheet.
1.63    Exit Facility Agent means Wells Fargo Bank, National Association, solely in its capacity as administrative agent under the Exit Facility Documents, its successors, assigns, or any replacement agent appointed pursuant to the terms of the Exit Facility Documents.
1.64    Exit Facility Credit Agreement means that certain Fourth Amended and Restated Credit Agreement, which shall be effective on the Effective Date, by and among LegacyCo, among others, the Exit Facility Agent, and the Exit Facility Lenders, substantially in the form contained in the Plan Supplement, which shall be in form and substance acceptable to the Debtors, the Exit Facility Agent, and the Requisite Consenting Second Lien Creditors.
1.65    Exit Facility Documents means, collectively, the Exit Facility Credit Agreement and all other “Loan Documents” (as defined therein), including all other agreements, documents, and instruments delivered or entered into pursuant thereto or in connection therewith (including any guarantee agreements and collateral documentation) (in each case, as amended, restated, modified, or supplemented from time to time), each of which shall be, to the extent applicable, consistent with the Exit Facility Term Sheet and substantially in the form contained in the Plan Supplement, and which shall be in form and substance acceptable to the Debtors, the Exit Facility Agent, and the Requisite Consenting Second Lien Creditors.
1.66    Exit Facility Lenders means each holder of an Allowed Revolving Credit Facility Claim who on the Effective Date shall become a lender under the Exit Facility Documents, including any swingline lender, any issuing lender and any “Lender Derivative Provider” under any “Lender Derivative Contract” (as each such term is defined in the DIP Facility Credit Agreement).
1.67    Exit Facility Term Sheet means that certain term sheet attached hereto as Exhibit I that sets forth the principal terms of the Exit Facility.
1.68    Final Distribution Date means, with respect to Class 6, a date on or after the Initial Distribution Date and after all Disputed Claims in Class 6 have become either Allowed Claims or Disallowed Claims that is selected by the Disbursing Agent, in its discretion but, in any event, is no later than thirty (30) days thereafter.

1.69    Final Order means an order or judgment of the Bankruptcy Court entered by the Clerk of the Bankruptcy Court on the docket in the Chapter 11 Cases which has not been reversed, vacated, or stayed and as to which (a) the time to appeal, petition for certiorari, or move for a new trial, reargument, or rehearing has expired and as to which no appeal, petition for certiorari, or other proceeding for a new trial, reargument, or rehearing shall then be pending or (b) if an appeal, writ of certiorari, new trial, reargument, or rehearing thereof has been sought, such order or judgment of the Bankruptcy Court shall have been affirmed by the highest court to which such order was appealed, or certiorari shall have been denied, or a new trial, reargument, or rehearing shall have been denied or resulted in no modification of such order, and the time to take any further appeal, petition for certiorari, or move for a new trial, reargument, or rehearing shall have expired; provided, that no order or judgment shall fail to be a Final Order solely because of the possibility that a motion under Rule 60 of the Federal Rules of Civil Procedure has been or may be filed with respect to such order or judgment. The susceptibility of a Claim to a challenge under section 502(j) of the Bankruptcy Code shall not render a Final Order not a Final Order.
1.70    General Unsecured Claim means any Claim against any of the Debtors that is (a) not an Administrative Expense, Priority Tax Claim, Revolving Credit Facility Claim, Secured Notes Claim, Other Secured Claim, Unsecured Notes Claim, Ongoing Trade Claim of LegacyCo, Ongoing Trade Claim of New Permian Corp., or Priority Non-Tax Claim, (b) an Allowed Unsecured Notes Claim that is held by a holder that is not an Eligible Offeree, (c) the Second Lien Deficiency Claim, (d) any Claim for damages resulting from or based on the Debtor’s rejection of an executory contract or unexpired lease, or (e) otherwise determined by the Bankruptcy Court to be a General Unsecured Claim.
1.71    Governmental Unit has the meaning set forth in section 101(27) of the Bankruptcy Code.
1.72    GUC Cash Pool means $1.5 million in Cash.
1.73    Indemnification Obligation means each of the Debtors’ indemnification obligations in place prior to the Effective Date, whether in the bylaws, certificates of incorporation or formation, limited liability company agreements, other organizational or formation documents, board resolutions, management or indemnification agreements, or employment or other contracts, for their current and former directors, officers, managers, employees, attorneys, accountants, investment bankers, and other professionals and agents of the Debtors, as applicable.
1.74    Initial Distribution Date means a date on or after the Effective Date that is selected by LegacyCo in its discretion but, in any event, is not earlier than fifteen (15) days and no more than thirty (30) days after the Effective Date.

1.75    Intercompany Claim means any Claim against a Debtor held by either another Debtor or by a non-Debtor affiliate of a Debtor (excluding any Claims of an individual). For the avoidance of doubt, any Claims against a Debtor held by either another Debtor or by a non-Debtor affiliate of a Debtor that has otherwise been assigned by such Debtor or non-Debtor affiliate to a third-party is not an Intercompany Claim.
1.76    Intercompany Interest means an Interest in a Debtor other than an Existing BBEP Equity Interest held by another Debtor or by a non-Debtor affiliate of a Debtor.
1.77    Interest means any equity security (as defined in section 101(16) of the Bankruptcy Code) of a Debtor, including all units, shares, common stock, preferred stock, partnership interests, or other instrument evidencing any fixed or contingent ownership interest in any Debtor, including any option, warrant, or other right, contractual or otherwise, to acquire any such interest in a Debtor, whether or not transferable and whether fully vested or vesting in the future, that existed immediately before the Effective Date.
1.78    Legacy Assets means the assets of LegacyCo, which shall be all assets of the Debtors and Reorganized Debtors (other than New Permian Corp. and New Permian LLC) other than the Permian Assets and which may include equity interests of a Debtor or Reorganized Debtor (other than New Permian Corp. and New Permian LLC), with such Debtor or Reorganized Debtor (other than New Permian Corp. and New Permian LLC) retaining its assets.
1.79    Legacy Asset Transfer has the meaning set forth in Section 6.9 of the Plan.
1.80    LegacyCo Distribution and Transfer has the meaning set forth in Section 6.9 of the Plan.
1.81    LegacyCo means the newly formed Delaware limited liability company, treated as a partnership for U.S. federal tax purposes and any applicable state or local tax purposes, that will be, as of the Effective Date, the ultimate parent company of the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), and that, in accordance with the Restructuring Transactions, inter alia, will be the issuer of the LegacyCo Units to BBEP pursuant to the Plan and the transferee of the assets of BBEP (including equity interests of subsidiaries); provided, that in the sole discretion of the Requisite Consenting Second Lien Creditors, LegacyCo may be treated as a corporation for U.S. federal tax purposes and any applicable state or local tax purposes.
1.82    LegacyCo Board means LegacyCo’s initial board of managers.

1.83    Legacy Contributed Assets means the Legacy Assets excluding any Cash and other assets actually distributed on the Effective Date pursuant to or in connection with the implementation of the Plan.
1.84    LegacyCo Contribution Agreement means that certain LegacyCo Contribution Agreement pursuant to which BBEP shall contribute the Legacy Contributed Assets to LegacyCo in exchange for all of the LegacyCo Units and the assumption of certain liabilities and obligations, in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties consistent with the Restructuring Term Sheet.
1.85    LegacyCo Interests means the limited liability company equity interests in LegacyCo.
1.86    LegacyCo LLC Agreement means the limited liability company agreement of LegacyCo, substantially in the form included in the Plan Supplement and which shall be in form and substance (i) acceptable to the Debtors and the Requisite Consenting Second Lien Creditors and consistent with the Restructuring Term Sheet and (ii) reasonably acceptable to the Exit Facility Agent.
1.87    LegacyCo Management Incentive Plan means the long term management incentive plan to be in effect on or after the Effective Date; provided, that the Requisite Consenting Second Lien Creditors and the Debtors shall use reasonable good faith efforts to reach agreement on terms of the LegacyCo Management Incentive Plan and to include any such agreed terms in the Plan Supplement.
1.88    LegacyCo Organizational Documents means the LegacyCo LLC Agreement and the certificate of formation and/or other organizational documents of LegacyCo, substantially in the form included in the Plan Supplement and which shall be in form and substance (i) acceptable to the Debtors and the Requisite Consenting Second Lien Creditors and consistent with the Restructuring Term Sheet and (ii) reasonably acceptable to the Exit Facility Agent.
1.89    LegacyCo Units means the common units of LegacyCo to be issued pursuant to the Plan and as otherwise permitted pursuant to the LegacyCo LLC Agreement.
1.90    Lien has the meaning set forth in section 101(37) of the Bankruptcy Code.
1.91    Minimum Allocation Rights means 40% of New Permian Corp. Shares at a price per share that will equal aggregate proceeds of $310,000,000, that are allocated to and shall be exercised by the Backstop Parties pursuant to the Backstop Commitment Agreement.

1.92    Minimum Cash Balance means $10,000,000 minus (i) $500,000, (ii) any amounts to be paid to holders of Allowed Ongoing Trade Claims of New Permian Corp., and (iii) any amounts to be paid to holders of Allowed Cure Amounts pursuant to Section 8.4(ii).
1.93    New Organizational Documents means the LegacyCo Organizational Documents, and, as applicable, the certificates of incorporation, certificates of formation, bylaws, shareholders’ agreement, limited liability company agreement, or functional equivalent thereof with respect to each Reorganized Debtor (other than New Permian Corp. and New Permian LLC), which in each case shall be in form and substance acceptable to the Debtors and the Requisite Consenting Second Lien Creditors and consistent with the Restructuring Term Sheet.
1.94    New Permian Corp. means a newly formed Delaware corporation that, in accordance with the Restructuring Transactions shall, inter alia, be the issuer of the New Permian Corp. Shares pursuant to the Rights Offering and the Plan and shall purchase all of the New Permian LLC Equity from BBEP.
1.95    New Permian Corp. Board means New Permian Corp.’s initial board of directors.
1.96    New Permian Corp. Bylaws means the Bylaws for New Permian Corp. substantially in the form contained in the Plan Supplement and which shall be acceptable to the Requisite Commitment Parties and consistent with the Restructuring Term Sheet.
1.97    New Permian Corp. Certificate of Incorporation means the Certificate of Incorporation of New Permian Corp., substantially in the form contained in the Plan Supplement, and which shall be acceptable to the Requisite Commitment Parties and consistent with the Restructuring Term Sheet and which shall provide that preemptive rights shall be granted to all holders of New Permian Corp. Shares that are accredited investors, including the AUNC Trust (if accredited), and that the tag-along rights set forth in the Restructuring Term Sheet shall be made available to all holders of New Permian Corp. Shares.
1.98    New Permian Corp. Management Incentive Plan means the long-term management incentive plan that may be adopted by the New Permian Corp. Board following the Effective Date.
1.99    New Permian Corp. Shares means the shares of common stock of New Permian Corp. (a) to be issued pursuant to the Plan, the Rights Offering, the Put Option Premium, and the Backstop Commitment Agreement and (b) as otherwise permitted to be issued pursuant to the New Permian Corp. Certificate of Incorporation, subject to dilution by (i) shares, if any, issued under the New Permian Corp. Management Incentive Plan on or subsequent to the Effective

Date, and (ii) shares, if any, issued on (other than pursuant to clause (a)) or subsequent to the Effective Date.
1.100    New Permian LLC means a newly formed Delaware limited liability company, treated as disregarded as an entity separate from its owner for U.S. federal income tax purposes, that, in accordance with the Restructuring Transactions, inter alia, will be the issuer of the New Permian LLC Equity to BBEP pursuant to the Plan and the transferee of the Permian Assets.
1.101    New Permian LLC Equity means the common units of New Permian LLC to be issued pursuant to the Plan.
1.102    Ongoing Trade Claim of LegacyCo means any prepetition general unsecured Claim against any of the Debtors held by a claimant that provides, or will provide, goods and services necessary to the operation of LegacyCo or whose post-Effective Date services will benefit LegacyCo Assets and which claimant will continue to do business with the LegacyCo after the Effective Date, that is (a) not an Administrative Expense, Priority Tax Claim, Revolving Credit Facility Claim, Secured Notes Claim, Other Secured Claim, General Unsecured Claim, Ongoing Trade Claim of New Permian Corp., Priority Non-Tax Claim, or a Second Lien Deficiency Claim, or (b) otherwise determined by the Bankruptcy Court to be an Ongoing Trade Claim of LegacyCo; provided, that to the extent a holder of an Ongoing Trade Claim of LegacyCo has not agreed to provide post-Effective Date trade terms reasonably acceptable to LegacyCo, such Ongoing Trade Claim of LegacyCo shall be classified and treated as a General Unsecured Claim.
1.103    Ongoing Trade Claim of New Permian Corp. means any prepetition general unsecured Claim against any of the Debtors held by a claimant that will provide goods and services necessary to the operation of New Permian Corp. or whose post-Effective Date services will benefit Permian Assets and which claimant will continue to do business with New Permian Corp. after the Effective Date, that is (a) not an Administrative Expense, Priority Tax Claim, Revolving Credit Facility Claim, Secured Notes Claim, Other Secured Claim, General Unsecured Claim, Ongoing Trade Claim of LegacyCo, Priority Non-Tax Claim, or a Second Lien Deficiency Claim, or (b) otherwise determined by the Bankruptcy Court to be an Ongoing Trade Claim of New Permian Corp.; provided, that to the extent a holder of an Ongoing Trade Claim of New Permian Corp. has not agreed to provide post-Effective Date trade terms reasonably acceptable to New Permian Corp., such Ongoing Trade Claim of New Permian Corp. shall be classified and treated as a General Unsecured Claim.
1.104    Other Secured Claim means a Claim that is not a Revolving Credit Facility Claim or Secured Notes Claim (a) secured by Collateral, to the extent of the value of such Collateral (i) as set forth in the Plan, (ii) as agreed to by the holder of such Claim and the Debtors, or (iii) as determined by a Final

Order in accordance with section 506(a) of the Bankruptcy Code or (b) secured by the amount of any valid rights of setoff of the holder thereof under section 553 of the Bankruptcy Code.
1.105    Ordinary Course Professional Order means the Order Pursuant to 11 U.S.C. §§ 105(a), 327, 328, and 330 Authorizing Debtors to Employ Professionals Used in the Ordinary Course of Business Effective as of the Petition Date (ECF No. 589).
1.106    Permian Assets means those assets set forth on Exhibit II annexed hereto and such other assets related thereto that are assigned to New Permian LLC pursuant to the Permian Contribution Agreement.
1.107    Permian Asset Transfer has the meaning set forth in Section 6.9 of the Plan.
1.108    Permian Contribution Agreement means that certain Permian Contribution Agreement, substantially in the form included in the Plan Supplement, pursuant to which BBEP shall transfer the Permian Assets to New Permian LLC in exchange for all of the New Permian LLC Equity and the assumption of certain liabilities and obligations, which shall be in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
1.109    Permian Corp. Asset Acquisition has the meaning set forth in Section 6.9 of the Plan.
1.110    Permian Stock Value shall mean the value per share of New Permian Corp. Shares as set forth in the Disclosure Statement based on an aggregate New Permian Corp. Share value of $807 million.
1.111    Person has the meaning set forth in section 101(41) of the Bankruptcy Code.
1.112    Petition Date means May 15, 2016, the date on which the Debtors commenced the Chapter 11 Cases.
1.113    Plan means this chapter 11 plan, as the same may be amended, supplemented, or modified from time to time in accordance with the provisions of the Bankruptcy Code and the terms hereof.
1.114    Plan Document means any of the documents, other than this Plan, to be executed, delivered, assumed, or performed in connection with the occurrence of the Effective Date, including the documents to be included in the Plan Supplement, all of which shall be in form and substance as provided herein and the Restructuring Support Agreement.

1.115    Plan Supplement means the forms of certain documents effectuating the transactions contemplated herein, which documents shall be filed with the Clerk of the Bankruptcy Court no later than December 11, 2017, including, but not limited to, (a) the Schedule of Rejected Contracts, (b) a list of retained Causes of Action, (c) the LegacyCo LLC Agreement, (d) the LegacyCo Organizational Documents, (e) the New Permian Corp. Bylaws, (f) the New Permian Corp. Certificate of Incorporation, (g) the Backstop Commitment Agreement, (h) the Exit Facility Credit Agreement, (i) the Transition Services Agreement, (j) the LegacyCo Management Incentive Plan or certain terms thereof (if applicable), (k) the Exchange Agreement, (l) the LegacyCo Contribution Agreement, (m) the Permian Contribution Agreement (n) the Schedule of Assumed Employee Obligations, and (o) a registration rights agreement with respect to New Permian Corp. Shares. Such documents shall be consistent with the terms hereof, the Restructuring Support Agreement and the Restructuring Term Sheet, the Backstop Commitment Agreement, and the Exit Facility Term Sheet, as applicable, and shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors, subject to the consent rights of the Requisite Commitment Parties for any Plan Supplement document or portion thereof that relates to New Permian Corp. or Permian Assets, as provided herein and in the Restructuring Support Agreement; provided, that, through the Effective Date, the Debtors shall have the right to amend documents contained in, and exhibits to, the Plan Supplement in accordance with the terms of the Plan and the Restructuring Support Agreement; provided, further, that any documents or agreements incorporating or addressing the terms and conditions for the treatment of Claims in Classes 5, 6, 7A or 7B shall be in form and substance reasonably acceptable to the Creditors’ Committee. Upon its filing with the Bankruptcy Court, the Plan Supplement may be inspected at the Office of the Clerk of the Bankruptcy Court during normal Bankruptcy Court hours. Holders of Claims and Interests may obtain a copy of the Plan Supplement upon written request to the undersigned counsel. Copies of the Plan Supplement also will be available on the Voting Agent’s website, https://cases.primeclerk.com/Breitburn/. For the avoidance of doubt, any consent rights provided to the Creditors’ Committee herein shall be in addition to the general rights and remedies of the Creditors’ Committee as a statutory committee appointed in the Chapter 11 Cases.
1.116    Priority Non-Tax Claim means any Claim, other than an Administrative Expense or a Priority Tax Claim, entitled to priority in payment as specified in section 507(a)(3), (4), (5), (6), (7), or (9) of the Bankruptcy Code.
1.117    Priority Tax Claim means any Claim of a Governmental Unit of the kind entitled to priority in payment as specified in sections 502(i) and 507(a)(8) of the Bankruptcy Code.
1.118    Pro Rata means the proportion that an Allowed Claim in a particular Class bears to the aggregate amount of Allowed Claims in that Class (except where otherwise described herein).

1.119    Professional means an Entity, excluding those Entities entitled to compensation pursuant to the Ordinary Course Professional Order: (a) retained pursuant to an Order of the Bankruptcy Court in accordance with sections 327, 363, or 1103 of the Bankruptcy Code and to be compensated for services rendered pursuant to sections 327, 328, 329, 330, 331, and 363 of the Bankruptcy Code; or (b) awarded compensation and reimbursement by the Bankruptcy Court pursuant to section 503(b)(4) of the Bankruptcy Code; provided, that professionals employed by the Revolving Credit Facility Agent, the DIP Facility Agent, the Second Lien Noteholders, the Unsecured Noteholder Group, or the Unsecured Notes Indenture Trustee in their capacity as such, shall not be “Professionals” for the purposes of the Plan.
1.120    Professional Fee Claims means all Administrative Expenses for the compensation of Professionals and the reimbursement of expenses incurred by such Professionals through and including the Effective Date to the extent such fees and expenses have not been paid pursuant to any Final Order of the Bankruptcy Court (including, but not limited to, any fees of a Professional held back in accordance with the Bankruptcy Court’s order establishing interim compensation procedures for the Professionals or otherwise). To the extent the Bankruptcy Court denies or reduces by a Final Order any amount of a Professional’s requested fees and expenses (whether or not paid pursuant to an Order granting interim allowance), then the amount by which such fees or expenses are reduced or denied shall reduce the applicable Professional Fee Claim.
1.121    Professional Fee Escrow Account means an interest-bearing account in an amount equal to the Professional Fee Reserve Amount and funded by the Debtors in Cash on the Effective Date, pursuant to Section 2.2(b) of the Plan.
1.122    Professional Fee Reserve Amount means the total amount of Professional Fee Claims estimated in accordance with Section 2.2(c) of the Plan.
1.123    Put Option Premium means the Put Option Premium (as defined in the Backstop Commitment Agreement) to be paid to the Backstop Parties as provided in the Backstop Commitment Agreement, and to be paid pursuant to the proviso contained in Section 4.5(b) of the Plan to the extent any other Eligible Offeree makes the election provided for therein.
1.124    Reinstatement means (a) leaving unaltered the legal, equitable, and contractual rights to which a Claim or Interest entitles the holder of such Claim or Interest in accordance with section 1124 of the Bankruptcy Code, or (b) if applicable under section 1124 of the Bankruptcy Code: (i) curing all prepetition and postpetition defaults other than defaults relating to the insolvency or financial condition of the applicable Debtor or its status as a debtor under the Bankruptcy Code; (ii) reinstating the maturity date of the Claim;

(iii) compensating the holder of such Claim for damages incurred as a result of its reasonable reliance on a contractual provision or such applicable law allowing the Claim’s acceleration; and (iv) not otherwise altering the legal, equitable or contractual rights to which the Claim entitles the holder thereof.
1.125    Released and Settled Claims means all Claims and Causes of Action made, or which could have been made, on or on behalf of any of the Debtors or non-Debtor subsidiaries against the Second Lien Noteholders, Series B Interest Holders, or the Secured Indenture Trustee, or any of their respective affiliates, agents, attorneys, advisors, professionals, officers, directors, and employees, including the Claims and Causes of Action detailed in the Standing Motion and Claim Objection.
1.126    Released Parties means, collectively, and in each case in their capacities as such: (a) the Debtors and Reorganized Debtors; (b) the Revolving Credit Facility Agent; (c) the Revolving Credit Facility Lenders; (d) the DIP Facility Agent; (e) the DIP Facility Lenders; (f) the Exit Facility Agent; (g) the Exit Facility Lenders; (h) the Second Lien Noteholders; (i) the Series B Interest Holders; (j) the Secured Notes Indenture Trustee; (k) the Backstop Parties; (l) the Unsecured Notes Indenture Trustee; (m) the Creditors’ Committee and its current and former members; (n) the Unsecured Senior Notes Groups; (o) the Second Lien Group; (p) LegacyCo; and (q) New Permian Corp.; and with respect to each of the foregoing entities, such entities’ predecessors, successors, assigns, subsidiaries, affiliates, managed accounts and funds, current and former officers and directors, principals, equity holders, members, partners, managers, employees, subcontractors, agents, advisory board members, financial advisors, attorneys, accountants, investment bankers, consultants, representatives, management companies, fund advisors (and employees thereof), and other professionals, and such entities’ respective heirs, executors, estates, servants, and nominees, in each case in their capacity as such.
1.127    Reorganized Debtors means LegacyCo, New Permian Corp. and New Permian LLC, and each of the other Debtors (excluding BBEP) or any successor thereto, as reorganized pursuant to and under the Plan.
1.128    Requisite Commitment Parties has the meaning ascribed to it in the Backstop Commitment Agreement.
1.129    Requisite Consenting Second Lien Creditors has the meaning ascribed to it in the Restructuring Support Agreement.
1.130    Restructuring means the restructuring of the Debtors, the principal terms of which are set forth in the Plan and the Plan Supplement and subject to the terms of the Restructuring Support Agreement.

1.131    Restructuring Support Agreement means that certain Amended and Restated Restructuring Support Agreement (as amended, supplemented or otherwise modified from time to time) dated as of October 11, 2017, by and among the Debtors and the Consenting Creditors (as defined therein).
1.132    Restructuring Term Sheet means the term sheet attached as Exhibit D to the Restructuring Support Agreement.
1.133    Restructuring Transactions means, collectively, those mergers, amalgamations, consolidations, arrangements, continuances, restructurings, transfers, conversions, dispositions, liquidations, dissolutions, or other corporate transactions to implement the Plan, in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties, and, to the extent such transactions adversely affect the Revolving Credit Facility Claims, the DIP Facility Claims, or the Exit Facility, the Revolving Credit Facility Agent, the DIP Agent, or the Exit Facility Agent, as applicable, including the implementation of the Rights Offering, the implementation of the Minimum Allocation Rights, the distribution of the Subscription Rights to the Rights Offering Participants as of the Rights Offering Record Date, and the issuance of the New Permian Corp. Shares in connection therewith, the Exit Facility, the LegacyCo LLC Agreement, the LegacyCo Organizational Documents, the New Permian Corp. Bylaws, the New Permian Corp. Certificate of Incorporation, and the transactions set forth in Sections 6.9 and 6.14. Notwithstanding anything in this Plan to the contrary, the Restructuring Transactions may be modified or revised by the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties and the Debtors in their reasonable discretion to ensure a more tax efficient structure for holders of Secured Notes Claims and the Debtors.
1.134    Revolver Option means the right of each holder of a portion of the Exit Facility to convert its term loans thereunder to revolving loans thereunder pursuant to the Revolver Option Procedures.
1.135    Revolver Option Procedures means the procedures governing the exercise of the Revolver Option.
1.136    Revolving Credit Agreement means that certain Third Amended and Restated Credit Agreement, dated as of November 19, 2014, by and among BOLP, as borrower, certain subsidiaries named therein, as guarantors, the Revolving Credit Facility Lenders, the Revolving Credit Facility Agent, and Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner (as amended, restated, modified, or supplemented from time to time).
1.137    Revolving Credit Documents means, collectively, the Revolving Credit Agreement and all other “Loan Documents” (as defined therein), including all other agreements, documents and instruments delivered or entered into pursuant thereto or in connection therewith (including any guarantee agreements and collateral documentation) (in each case, as amended, restated, modified, or supplemented from time to time).
1.138    Revolving Credit Facility Agent means Wells Fargo Bank, National Association, solely in its capacity as administrative agent under the Revolving Credit Documents and, solely for purposes of release, exculpation and injunction hereunder, shall also include Wells Fargo Securities, LLC, as sole lead arranger and sole bookrunner.
1.139    Revolving Credit Facility Claims means all Claims arising under or related to the Revolving Credit Documents, including all “Obligations,” including “Obligations” to any “Lender Derivative Provider” under any “Lender Derivative Contract” (as each such term is defined in the Revolving Credit Agreement).
1.140    Revolving Credit Facility Lenders means the lenders party to the Revolving Credit Agreement, including any swingline lender, any issuing lender and any “Lender Derivative Provider” under any “Lender Derivative Contract” (as each such term is defined in the Revolving Credit Agreement).
1.141    Rights Offering means that certain rights offering pursuant to which each Eligible Offeree is entitled to receive Subscription Rights to acquire 60% of the New Permian Corp. Shares in accordance with the Plan, the Rights Offering Procedures, and the Backstop Commitment Agreement.
1.142    Rights Offering Participants means those holders of Unsecured Notes Claims who duly subscribe for New Permian Corp. Shares in accordance with the Rights Offerings Procedures.
1.143    Rights Offering Aggregate Price means $465,000,000, representing an aggregate of 60% of New Permian Corp. Shares.
1.144    Rights Offering Procedures means the procedures governing and for the implementation of the Rights Offering, as approved by the Bankruptcy Court pursuant to the order approving the Disclosure Statement, substantially in the form attached to the Disclosure Statement, and which otherwise shall be in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
1.145    Rights Offering Proceeds and Minimum Allocation Rights Proceeds means the Cash proceeds from the Rights Offering and Minimum Allocation Rights. The Rights Offering Proceeds and Minimum Allocation Rights will total $775,000,000 comprised of (i) $465,000,000 from the Rights Offering Aggregate Price, and (ii) $310,000,000, from the Minimum Allocation Rights.

1.146    Rights Offering Record Date means the date established in the Rights Offering Procedures as the record date for determining the Eligible Offerees entitled to receive Subscription Rights and participate in the Rights Offering, which shall be November 27, 2017.
1.147    Royalty and Working Interests means the working interests granting the right to exploit oil and gas, and certain other royalty or mineral interests, including but not limited to, landowner’s royalty interests, overriding royalty interests, net profit interests, non-participating royalty interests, and production payments.
1.148    Schedule of Assumed Employee Obligations means the schedule of Employee Obligations to be assumed by the Debtors pursuant to the Plan, to be filed as part of the Plan Supplement, which schedule shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors.
1.149    Schedule of Rejected Contracts means the schedule of executory contracts and unexpired leases to be rejected by the Debtors pursuant to the Plan, to be filed as part of the Plan Supplement, which schedule shall be in form and substance acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties (as it relates to New Permian Corp. or Permian Assets).
1.150    Schedules means the schedules of assets and liabilities and the statements of financial affairs filed by the Debtors under section 521 of the Bankruptcy Code, Bankruptcy Rule 1007, and the Official Bankruptcy Forms of the Bankruptcy Rules as such schedules and statements have been or may be supplemented or amended from time to time.
1.151    Second Lien Deficiency Claim means any unsecured portion of the Secured Notes Claim.
1.152    Second Lien Group means those entities disclosed in the Amended Verified Statement Pursuant to Rule 2019 of Federal Rules of Bankruptcy Procedure (ECF No. 399) filed on August 16, 2016, in their capacity as holders of Secured Notes, as may be amended or supplemented.
1.153    Second Lien Noteholders means the holders of the Secured Notes.
1.154    Secured Notes means the 9.25% Senior Secured Second Lien Notes due May 18, 2020, issued pursuant to the Secured Notes Indenture in the aggregate principal amount of Six Hundred Fifty Million Dollars ($650,000,000).
1.155    Secured Notes Claims means all Claims arising under or based upon to the Secured Notes and the Secured Notes Indenture including, principal, makewhole, accrued unpaid pre- and post-petition interest on all outstanding obligations, costs, fees, indemnities, and all other obligations payable under the Secured Notes Indenture.
1.156    Secured Notes Indenture means that certain Indenture, dated as of April 8, 2015, by and among BBEP, BOLP, and Breitburn Finance, as issuers, the guarantors named therein, and the Secured Notes Indenture Trustee, including all agreements, notes, instruments, and any other documents delivered pursuant thereto or in connection therewith (in each case, as amended, modified, or supplemented from time to time).
1.157    Secured Notes Indenture Trustee means Delaware Trust Company, solely in its capacity as successor indenture trustee and noteholder collateral agent under the Secured Notes Indenture.
1.158    Securities Act means the Securities Act of 1933, as amended.
1.159    Security means any “security” as such term is defined in section 101(49) of the Bankruptcy Code.
1.160    Series B Interest Holders means those holders of Series B Preferred Units.
1.161    Series B Preferred Units means the Series B Perpetual Convertible Preferred Units of Existing BBEP Equity Interests.
1.162    Statutory Committees means the Creditors’ Committee and the Equity Committee.
1.163    Standing Motion and Claim Objection means the (I) Objection to Proof of Claim filed by Delaware Trust Company as Indenture Trustee for the 9.25% Senior Secured Second Lien Notes Due 2020 and (II) Motion of the Official Committee of Unsecured Creditors for Entry of an Order Conditionally Authorizing the Committee to Prosecute and Settle Certain Claims on Behalf of the Debtors’ Estates and Granting Related Relief filed by the Creditors’ Committee on December 19, 2016 (ECF No. 867).
1.164    Subordinated Claim means a Claim subject to subordination under section 510 of the Bankruptcy Code.
1.165    Subscription Rights means the Subscription Rights as defined in the Backstop Commitment Agreement.
1.166    Tax Code means title 26 of the United States Code, as amended from time to time.
1.167    Transition Services Agreement means that certain Transition Services Agreement, to be entered into between LegacyCo and New Permian

Corp. on the Effective Date, substantially in the form contained in the Plan Supplement and consistent with the Restructuring Term Sheet, which shall be in form and substance acceptable to the Debtors, the Requisite Consenting Second Lien Creditors, and the Requisite Commitment Parties.
1.168    Unsecured Notes Claim means, collectively, all Claims, including any guaranty Claims, arising under the 7.875% Unsecured Notes, the 7.875% Unsecured Notes Indenture, the 8.625% Unsecured Notes, and/or the 8.625% Unsecured Notes Indenture.
1.169    Unsecured Notes Indentures means the 7.875% Unsecured Notes Indenture and the 8.625% Unsecured Notes Indenture.
1.170    Unsecured Notes Indenture Trustee means Wilmington Trust Company, solely in its capacity as successor indenture trustee under each of the 7.875% Unsecured Notes Indenture and the 8.625% Unsecured Notes Indenture.
1.171    Unsecured Senior Notes Groups means, collectively (i) the ad hoc group of entities disclosed in the Amended Verified Statement Pursuant to Bankruptcy Rule 2019 (ECF No. 1452) filed on July 19, 2017, in their capacity as holders of Unsecured Notes Claims, as may be amended or supplemented, and (ii) the ad hoc group of certain other holders of Unsecured Notes Claims represented by White & Case LLP.
1.172    U.S. Trustee means the United States Trustee for the Southern District of New York.
1.173    Voting Agent means Prime Clerk LLC, the Debtors’ voting agent.
1.174    Voting Deadline means the date set by the Bankruptcy Court by which all completed Ballots must be received.
INTERPRETATION; APPLICATION OF DEFINITIONS AND RULES OF CONSTRUCTION.
For purposes herein: (a) the words “herein,” “hereof,” “hereto,” “hereunder,” and other words of similar import refer to the Plan as a whole and not to any particular section, subsection, or clause contained therein, (b) in the appropriate context, each term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine, or neuter gender shall include the masculine, feminine, and the neuter gender, (c) except as otherwise provided, any reference herein to a contract, lease, instrument, release, indenture, or other agreement or document being in a particular form or on particular terms and conditions means that the referenced document shall be substantially in that form or substantially on those terms and conditions, (d) the words “include” and “including,” and variations thereof, shall not be deemed to be terms of limitation, and shall be deemed to be followed by the words “without limitation,” (e) a term used herein that is not defined herein shall have the meaning assigned to that term in the Bankruptcy Code, (f) the rules of construction contained in section 102 of the Bankruptcy Code shall apply to the Plan, (g) the headings in the Plan are for convenience of reference only and shall not limit or otherwise affect the provisions hereof, (h) in the event that a particular term of the Plan (including any exhibits or schedules hereto) conflicts with a particular term of the definitive documentation required to be implemented pursuant to the terms of the Plan or any settlement or other agreement contemplated hereunder, the definitive documentation shall control and shall be binding on the parties thereto, (i) except as otherwise provided, any reference herein to an existing document or exhibit having been filed or to be filed shall mean that document or exhibit, as it may thereafter be amended, restated, supplemented, or otherwise modified in accordance with the terms of the Plan, (j) any effectuating provisions may be interpreted by LegacyCo, New Permian Corp., New Permian LLC or the other Reorganized Debtors in a manner consistent with the overall purpose and intent of the Plan, all without further notice to or action, order, or approval of the court or any other entity, and such interpretation shall control in all respects, (k) except as otherwise provided, any reference to the Effective Date shall mean the Effective Date or as soon as reasonably practicable thereafter, and (l) any docket number references in the Plan shall refer to the docket number of any document filed with the Bankruptcy Court in the Chapter 11 Cases.
CERTAIN CONSENT RIGHTS.
Notwithstanding anything in the Plan to the contrary, any and all consent rights of the Consenting Creditors (as defined in the Restructuring Support Agreement) set forth in the Restructuring Support Agreement with respect to the form and substance of this Plan, the Plan Supplement, the Plan Documents, and any other Restructuring Document (as defined in the Restructuring Support Agreement), including any amendments, restatements, supplements, or other modifications to such documents, and any consents, waivers, or other deviations under or from any such documents, shall be incorporated herein by this reference (including to the applicable definitions in Article I hereof) and fully enforceable as if stated in full herein until such time as the Restructuring Support Agreement is terminated in accordance with its terms.
ARTICLE II.
ADMINISTRATIVE EXPENSES AND PRIORITY TAX CLAIMS
2.1    Administrative Expenses. Except as specified in Section 2.2, unless LegacyCo and a holder of an Allowed Administrative Expense against any of the Debtors agree to a different treatment of such Administrative Expense, on the Effective Date, each holder of an Allowed Administrative Expense shall receive, in full satisfaction of such Allowed Administrative Expense, an amount in Cash equal to the Allowed amount of such Administrative Expense; provided, that Allowed Administrative Expenses against any of the Debtors representing liabilities incurred in the ordinary course by the Debtors, as debtors in possession, or liabilities arising under loans or advances to or other obligations incurred by any of the Debtors, as debtors in possession, whether or not incurred in the ordinary course, shall be paid by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) in the ordinary course, consistent with past practice and in accordance with the terms and subject to the conditions of any agreements governing, instruments evidencing, or other documents relating to such transactions.
2.2    Professional Fee Claims.
(a)    All final requests for payment of Professional Fee Claims, including the Professional Fee Claims incurred during the period from the Petition Date through the Effective Date, must be filed and served on the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) no later than thirty (30) days after the Effective Date. All such final requests will be subject to approval by the Bankruptcy Court after notice and a hearing in accordance with the procedures established by the Bankruptcy Code and prior orders of the Bankruptcy Court in the Chapter 11 Cases, and once approved by the Bankruptcy Court, promptly paid in full in Cash from the Professional Fee Escrow Account up to its full Allowed amount. If the Professional Fee Escrow Account is insufficient to fund the full Allowed amounts of Professional Fee Claims, remaining unpaid Allowed Professional Fee Claims will be allocated among and paid in full in Cash directly by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC).
(b)    Prior to the Effective Date, the Debtors shall establish and fund the Professional Fee Escrow Account with Cash equal to the Professional Fee Reserve Amount. The Professional Fee Escrow Account shall be maintained in trust solely for the Professionals, and shall be treated as a grantor trust pursuant to Treasury Regulation section 1.671-4(a) for U.S. federal income tax purposes (with the Professionals as the grantors thereof). Such funds shall not be considered property of the estates of the Debtors or the Reorganized Debtors. The amount of Professional Fee Claims owing to the Professionals shall be paid in Cash to such Professionals by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) from the Professional Fee Escrow Account as soon as reasonably practicable after such Professional Fee Claims are Allowed by a Final Order. When all such Allowed amounts owing to Professionals have been paid in full, any remaining amount in the Professional Fee Escrow Account shall promptly be paid to the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), without any further action or order of the Bankruptcy Court.
(c)    Professionals shall estimate their unpaid Professional Fee Claims incurred in rendering services to the Debtors or their estates before and as of the Effective Date and shall deliver such estimate to the attorneys for the Debtors and attorneys for the Second Lien Group no later than ten (10) Business Days before the Effective Date; provided, that such estimate shall not be deemed to limit the amount of the fees and expenses that are the subject of the Professional’s final request for payment of filed Professional Fee Claims. If a Professional does not provide an estimate, the Debtors or Reorganized Debtors (other than New Permian Corp. and New Permian LLC) shall estimate the unpaid and unbilled fees and expenses of such Professional in order for such Professional to be entitled to payment from the Professional Fee Escrow Account. The total amount estimated pursuant to this Section shall comprise the Professional Fee Reserve Amount and such estimate shall be provided to the attorneys for the Debtors and attorneys for the Second Lien Group no later than five (5) Business Days before the Effective Date. The Professional Fee Reserve Amount, as well as the return of any excess funds in the Professional Fee Escrow Account after all Allowed Professional Fee Claims have been paid in full, shall be allocated to the applicable Debtor for whose benefit such Professional Fees Claims were incurred.
(d)    Except as otherwise specifically provided in the Plan, from and after the Confirmation Date, the Debtors shall, in the ordinary course of business and without any further notice to or action, order, or approval of the Bankruptcy Court, pay in Cash the reasonable and documented legal, professional, or other fees and expenses incurred by the Debtors. Upon the Confirmation Date, any requirement that Professionals comply with sections 327 through 331 and 1103 of the Bankruptcy Code in seeking retention or compensation for services rendered after such date shall terminate, and the Reorganized Debtors may employ and pay any Professional in the ordinary course of business without any further notice to or action, order, or approval of the Bankruptcy Court.
2.3    DIP Facility Claims. In full and final satisfaction, settlement, release, and discharge of, and in exchange for, the Allowed DIP Facility Claims (subject to the last sentence of this Section 2.3), such Allowed DIP Facility Claims shall be paid in full in Cash by the Debtors on the Effective Date equal to the Allowed amount of such DIP Facility Claims and all commitments under the DIP Facility Documents shall terminate. Upon the indefeasible payment or satisfaction in full in Cash of the DIP Facility Claims (other than any DIP Facility Claims based on the Debtors’ contingent obligations under the DIP Facility Documents for which no claim has been made) in accordance with the terms of this Plan, on the Effective Date, all Liens granted to secure such obligations automatically shall be terminated and of no further force and effect. The Debtors’ contingent or unliquidated obligations under the DIP Facility Documents, to the extent not indefeasibly paid in full in Cash on the Effective Date or otherwise satisfied by the Debtors in a manner acceptable to the DIP Facility Agent, any affected DIP Facility Lender, or any other holder of a DIP Facility Claim, as applicable, shall survive the Effective Date and shall not be released or discharged pursuant to this Plan or Confirmation Order, notwithstanding any provision hereof or thereof to the contrary.
2.4    Priority Tax Claims. Except to the extent that LegacyCo and a holder of an Allowed Priority Tax Claim against any of the Debtors agree to a different treatment of such Claim, each holder of an Allowed Priority Tax Claim shall receive, at the option of the Debtors or Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, with the consent of the Requisite Consenting Second Lien Creditors, (a) Cash in an amount equal to such Allowed Priority Tax Claim on the Effective Date, or (b) Cash, in equal semi-annual installments commencing on the first (1st) Business Day following the Effective Date (or as soon thereafter as is reasonably practicable after such Claim becomes an Allowed Priority Tax Claim) and continuing over a period not exceeding five (5) years from and after the Petition Date, together with interest accrued thereon at the applicable nonbankruptcy rate, which as to any Allowed Priority Tax Claim of the Internal Revenue Service on behalf of the United States shall be the applicable rate specified by the Tax Code, as of the Confirmation Date, applied pursuant to section 511 of the Bankruptcy Code, subject to the sole option of the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) to prepay the entire amount of the Allowed Priority Tax Claim. All Allowed Priority Tax Claims against any of the Debtors that are not due and payable on or before the Effective Date shall be paid in the ordinary course as such obligations become due.
ARTICLE III.
CLASSIFICATION OF CLAIMS AND INTERESTS
3.1    Formation of Debtor Groups for Convenience Only. This Plan groups the Debtors together solely for the purpose of describing treatment under this Plan, confirmation of this Plan, and making distributions under this Plan in respect of Claims against and Interests in the Debtors under this Plan. Such groupings shall not affect any Debtor’s status as a separate legal entity, change the organizational structure of the Debtors’ business enterprise, constitute a change of control of any Debtor for any purpose, cause a merger or consolidation of any legal entities, or cause the transfer of any assets; and, except as otherwise provided by or permitted under this Plan, all Debtors shall continue to exist as separate legal entities.
3.2    Classification of Claims and Interests.
(a)    The Plan constitutes a separate chapter 11 plan of reorganization for each Debtor, each of which shall include the classifications set forth below.
(b)    A Claim or Interest is classified in a particular Class only to the extent that the Claim or Interest qualifies within the description of that Class and is classified in other Classes to the extent that any portion of the Claim or Interest qualifies within the description of such other Classes.
(c)    The following table designates the Classes of Claims against and Interests in the Debtors and specifies which of those Classes are (i) impaired or unimpaired by this Plan, (ii) entitled to vote to accept or reject the Plan in accordance with section 1126 of the Bankruptcy Code, and (iii) deemed to reject this Plan. The Debtors reserve the right to assert that the treatment provided to holders of Claims and Interests pursuant to Article III of the Plan renders such holders not “impaired” (within the meaning of such term in section 1124 of the Bankruptcy Code).

Class	Designation	Impairment	Entitled to Vote

Class 1	Priority Non-Tax Claims	Unimpaired	No (deemed to accept)
Class 2	Other Secured Claims	Unimpaired	No (deemed to accept)
Class 3	Revolving Credit Facility Claims	Impaired	Yes
Class 4	Secured Notes Claims	Impaired	Yes
Class 5	Unsecured Notes Claims	Impaired	Yes
Class 6	General Unsecured Claims	Impaired	Yes
Class 7A	Ongoing Trade Claims of LegacyCo	Unimpaired	No (deemed to accept)
Class 7B	Ongoing Trade Claims of New Permian Corp.	Unimpaired	No (deemed to accept)
Class 8	Intercompany Claims	Unimpaired	No (deemed to accept)
Class 9	Subordinated Claims	Impaired	No (deemed to reject)
Class 10	Intercompany Interests	Unimpaired	No (deemed to accept)
Class 11	Existing BBEP Equity Interests	Impaired	No (deemed to reject)
3.3    Separate Classification of Other Secured Claims. Although all Other Secured Claims have been placed in one Class for purposes of nomenclature within this Plan, each Other Secured Claim, to the extent secured by a Lien on Collateral different from the Collateral securing another Other Secured Claim, shall be treated as being in a separate sub-Class for the purposes of receiving distributions under this Plan.
3.4    Nonconsensual Confirmation. In the event any impaired Class of Claims entitled to vote on the Plan does not accept the Plan by the requisite statutory majority under section 1126(c) of the Bankruptcy Code, then the Debtors reserve the right to undertake to have the Bankruptcy Court confirm the Plan under section 1129(b) of the Bankruptcy Code.
3.5    Debtors’ Rights in Respect of Unimpaired Claims. Except as otherwise provided in this Plan, nothing under this Plan shall affect the rights of the Reorganized Debtors in respect of any Claim that is not “impaired” (within the meaning of such term in section 1124 of the Bankruptcy Code), including all rights in respect of legal and equitable defenses to, or setoffs or recoupments against, any such Claim.
ARTICLE IV.
TREATMENT OF CLAIMS AND INTERESTS
4.1    Class 1 - Priority Non-Tax Claims. Except to the extent that a holder of an Allowed Priority Non-Tax Claim agrees to a different treatment of such Claim, which different treatment shall be acceptable to the Requisite Consenting Second Lien Creditors, on the Effective Date, each holder of an Allowed Priority Non-Tax Claim against any of the Debtors shall receive, in full satisfaction of such Claim, at the option of the Debtors, with the consent of the Requisite Consenting Second Lien Creditors: (a) Cash in an amount equal to the Allowed amount of such Claim, or (b) other treatment consistent with section 1129(a)(9) of the Bankruptcy Code; provided, that Priority Non-

Tax Claims that arise in the ordinary course of the Debtors’ business, shall be paid in the ordinary course of business, and in accordance with the terms and subject to the conditions of any orders or agreements governing, instruments evidencing, or other documents relating to such transactions without further action by the holders of such Priority Non-Tax Claims or further approval by the Bankruptcy Court.
4.2    Class 2 - Other Secured Claims. Except to the extent that a holder of an Allowed Other Secured Claim agrees to a different treatment of such Claim, which different treatment shall be acceptable to the Requisite Consenting Second Lien Creditors and, to the extent that such different treatment adversely affects the Exit Facility, the Exit Facility Agent, each holder of an Allowed Other Secured Claim against any of the Debtors shall receive, at the option of the Debtors, with the consent of the Requisite Consenting Second Lien Creditors and, to the extent that such treatment adversely affects the Exit Facility, the Exit Facility Agent, and in full satisfaction of such Claim, either (a) Cash in an amount equal to one hundred percent (100%) of the unpaid amount of such Allowed Other Secured Claim, (b) the proceeds of the sale or disposition of the Collateral securing such Allowed Other Secured Claim, net of the costs of disposition of such Collateral, (c) the Collateral securing such Allowed Other Secured Claim, (d) such treatment that leaves unaltered the legal, equitable, and contractual rights to which the holder of such Allowed Other Secured Claim is entitled, or (e) such other distribution as necessary to satisfy the requirements of section 1124 of the Bankruptcy Code. In the event an Other Secured Claim against any of the Debtors is treated under clause (a) or (b) of this Section, the liens securing such Other Secured Claim shall be deemed released immediately upon payment of the Cash or proceeds as provided in such clauses.
4.3    Class 3 - Revolving Credit Facility Claims. The Revolving Credit Facility Claims shall be deemed Allowed in the amount of $747,316,435.62 with respect to principal and two interest rate derivative obligations plus such amounts as may be owing for any other outstanding “Obligations” (as such term is defined in the Revolving Credit Agreement) thereunder, including any accrued or hereafter accruing and unpaid interest thereon and any additional amounts, charges, fees and expenses (including any attorneys’, accountants’, appraisers’ and financial advisors’ fees and expenses that are chargeable or reimbursable under the Revolving Credit Documents) now or hereafter due under the Revolving Credit Documents (collectively, the “Allowed Revolving Credit Facility Claims”).
(a)    Each holder of an Allowed Revolving Credit Facility Claim shall receive, on the Effective Date, in full and final satisfaction thereof: (i) Cash in an amount equal to such holders’ Pro Rata share of the Allowed Revolving Credit Facility Claims minus the original principal amount of the Exit Facility on the Effective Date, $400 million, and (ii) such holder’s Pro Rata share of the Exit Facility; provided, that all Revolving Credit Facility Claims arising under any “Lender Derivative Contract” (as such term is defined in the Revolving Credit Agreement) shall be indefeasibly paid in full in Cash and shall not be included in the distributions or calculation of Pro Rata share in the immediately preceding clauses (i) and (ii).

(b)    Each holder of an Allowed Revolving Credit Facility Claim shall also have the right pursuant to the Revolver Option and the Revolver Option Procedures to convert all (but not less than all) of its amount of the Exit Facility received pursuant to Section 4.3(a)(ii) to an equal amount of a revolving credit facility as provided in the Exit Facility Term Sheet and the Exit Facility Documents.
(c)    LegacyCo shall pay in full in Cash (other than as provided in Section 4.3(a)(ii) above) all amounts payable with respect to the Revolving Credit Documents as provided in the DIP Facility Order.
4.4    Class 4 - Secured Notes Claim.
(a)    The Secured Notes Claims shall be deemed Allowed solely for purposes of this Plan in the aggregate amount of $793,300,000, plus accrued unpaid pre and postpetition default interest on all outstanding obligations, costs, fees, indemnities, and all other obligations payable under the Secured Notes Indenture.
(b)    On the Effective Date, each holder of an Allowed Secured Notes Claim that is a Certified Holder shall receive, in accordance with the Restructuring Transactions, in full satisfaction of such Claim, its Pro Rata share of 92.5% of the LegacyCo Units, which may be subject to dilution by the LegacyCo Management Incentive Plan.
4.5    Class 5 - Unsecured Notes Claims.
(a)    The 7.875% Unsecured Notes Claims shall be deemed Allowed in the aggregate principal amount outstanding as of the Petition Date plus all accrued and unpaid interest owed as of the Petition Date. The 8.625% Unsecured Notes Claims shall be deemed Allowed in the aggregate principal amount outstanding as of the Petition Date plus all accrued and unpaid interest owed as of the Petition Date.
(b)    Each holder of an Allowed Unsecured Notes Claim that is an Eligible Offeree as of the Rights Offering Record Date, shall receive, in accordance with the Rights Offering and the Rights Offering Procedures, in full satisfaction of such Claim, the right to participate in the Rights Offering; provided that, any Eligible Offeree that is not a Backstop Party and has elected to participate in the Rights Offering on or before December 13, 2017 in accordance with the Early Election Procedures, will receive on the Effective Date their Pro Rata share (based on the respective Backstop Commitment Amounts (which includes the amounts committed in the Minimum Allocation Rights and the Rights Offering) of the Backstop Parties and the respective subscription amounts as to the rights exercised by Eligible Offerees by December 13, 2017) of the Put Option Premium. Any holder of an Allowed Unsecured Notes Claim that is an Eligible Offeree and elects not to participate in the Rights Offering shall receive no distribution whatsoever on account of its Allowed Unsecured Notes Claim; provided, that, if the Plan is subsequently amended at any time to provide for a consensual distribution to holders of Existing BBEP Equity Interests, then such holders shall receive a distribution in the amount agreed upon among the Debtors, the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties, and the Creditors’ Committee that is no less favorable than any distribution to holders of Existing BBEP Equity Interests.
(c)    Each holder of an Allowed Unsecured Notes Claim as of the Rights Offering Record Date that certifies, to the reasonable satisfaction of the Debtors in consultation with the Requisite Commitment Parties and the Creditors’ Committee, and subject to the rights of the Requisite Commitment Parties under Section 7.D of the Rights Offering Procedures, that it is not an Eligible Offeree shall receive through the AUNC Trust (as defined in Section 6.20) a number of shares of New Permian Corp. Shares having a value, based on the Permian Stock Value, equal to 4.5% of its Allowed Unsecured Notes Claim (a “Receiving AUNC Holder”). Notwithstanding the foregoing, any Receiving AUNC Holder shall have the option to elect on the Ballot to receive instead Cash in the amount of 4.5% of its Allowed Unsecured Notes Claim with respect to any Senior Unsecured Notes held by it that have been held only by an Entity that is not an Eligible Offeree during the period from and after the Rights Offering Record Date through the Effective Date; provided, that, the sum of (i) the aggregate value of New Permian Corp. Shares distributed to the Receiving AUNC Holders and (ii) the aggregate amount of Cash distributed to those Receiving AUNC Holders electing to receive Cash as provided in this Section 4.5(c), shall not exceed $5,422,265 (the, “AUNC Cap”), and to the extent that the AUNC Cap would otherwise be exceeded by the distribution to those receiving New Permian Corp. Shares and Cash as provided in this Section 4.5(c) each shall be reduced ratably so as to eliminate such excess.
(d)    In addition to the foregoing, there shall be a Cash distribution on the Initial Distribution Date to Class 5 (the “Additional Cash Distribution”) in an amount equal to the Unsecured Notes Indenture Trustee’s reasonable and documented fees and expenses incurred in connection with the Chapter 11 Cases, not to exceed $1,050,000; provided, further, that (i) the Unsecured Notes Indenture Trustee shall be entitled to exercise its charging lien solely against such Additional Cash Distribution, (ii) the Unsecured Notes Indenture Trustee shall, fifteen (15) days prior to the Confirmation Hearing, deliver to the attorneys for the Debtors, the Unsecured Senior Notes Groups, the Second Lien Group, and the Creditors’ Committee (the “Reviewing Parties”) invoices (including an estimate of fees to be incurred thereafter through the Effective Date) which sets forth and documents the reasonable fees and expenses of the Unsecured Notes Indenture Trustee and its counsel and agents, which invoices may be redacted to preserve privilege and/or confidentiality, (iii) after delivery of the invoices, the Reviewing Parties shall have five (5) Business Days to review such invoices and raise any objection, in writing, to the reasonableness of the fees and expenses, and (iv) if the Unsecured Notes Indenture Trustee and the Reviewing Parties are unable to resolve such an objection on a consensual basis within five (5) Business Days after such written objection has been submitted to the Unsecured Notes Indenture Trustee, then one or more of the Reviewing Parties may file with the Court such objection and the Court shall adjudicate the matter at the Confirmation Hearing; provided, further, that if the

Additional Cash Distribution is less than $1,050,000 (for any reason), such excess Cash shall be retained by LegacyCo. Under no circumstances shall the aggregate amount of the fees and expenses sought by the Unsecured Notes Indenture Trustee exceed $1,050,000.
(e)    For the avoidance of doubt, holders of Class 5 Unsecured Notes Claims shall not have any right to receive (or elect to receive) any recovery provided for Class 6 General Unsecured Claims in the Plan.
Any New Permian Corp. Shares issued to a Receiving AUNC Holder shall be issued to the AUNC Trust (as defined in Section 6.20 of the Plan). New Permian Corp. Shares issued pursuant to Section 4.5(c) of the Plan shall dilute all other New Permian Corp. Shares issued pursuant to the Plan, but are subject to dilution from any New Permian Corp. Shares issued on (other than pursuant to the Plan) or after the Effective Date, including pursuant to any New Permian Corp. Management Incentive Plan or similar arrangement.
4.6    Class 6 - General Unsecured Claims. Except to the extent a holder of an Allowed General Unsecured Claim and the Debtors or the Reorganized Debtors, as applicable, agree to less favorable treatment, each holder of an Allowed General Unsecured Claim shall receive, on the Initial Distribution Date and Final Distribution Date, as applicable, in full satisfaction of such Claim, its Pro Rata share of the GUC Cash Pool (such Pro Rata Share to be calculated taking into account any Claims in Class 6 that receive New Permian Corp. Shares as provided below); provided, that, any holder of an Allowed General Unsecured Claim in Class 6 with an Allowed Claim equal to or more than $1 million who is able to hold New Permian Corp. Shares through the facilities of DTC shall have the right to elect on its Ballot to receive on the Initial Distribution Date and Final Distribution Date a distribution of New Permian Corp. Shares through DTC having a value, based on the Permian Stock Value, equal to 4.5% of its Allowed General Unsecured Claim (any such electing holder, a “Receiving GUC Holder”); provided, further, that the aggregate amount of such New Permian Corp. Shares distributed to Receiving GUC Holders shall not exceed in the aggregate New Permian Corp. Shares having a Permian Stock Value of $817,240 (the “GUC Stock Cap”). To the extent that the New Permian Corp. Shares that would otherwise be issued under this Section 4.6 of the Plan exceeds the GUC Stock Cap, the distribution to those receiving New Permian Corp. Shares under this Section 4.6 shall be reduced ratably so as to eliminate such excess. The amount of Cash from the GUC Cash Pool that otherwise would have been distributed to any such holder of a General Unsecured Claim that elects to receive New Permian Corp. Shares shall be distributed to New Permian Corp.
Any New Permian Corp. Shares issued to holders of Allowed General Unsecured Claims shall be issued through DTC. New Permian Corp. Shares issued pursuant to Section 4.6 of the Plan shall dilute all other New Permian Corp. Shares issued pursuant to the Plan, but are subject to dilution from any New Permian Corp. Shares issued on (other than pursuant to the Plan) or after the Effective Date, including pursuant to any New Permian Corp. Management Incentive Plan or similar arrangement.

4.7    Class 7A - Ongoing Trade Claims of LegacyCo.
(a)    Except to the extent that a holder of an Allowed Ongoing Trade Claim of LegacyCo and the Debtors or Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, with the consent of the Requisite Consenting Second Lien Creditors, agree to less favorable treatment, each holder of an Allowed Ongoing Trade Claim of LegacyCo shall receive Cash from the Rights Offering Proceeds and Minimum Allocation Rights Proceeds, in an amount equal to such Allowed Ongoing Trade Claim of LegacyCo on the Effective Date.
(b)    To the extent that an Ongoing Trade Claim of LegacyCo: (i) will benefit New Permian Corp. post-Effective Date or benefits Permian Assets (whether before or after the Effective Date) and (ii) will benefit LegacyCo or benefits Legacy Assets (whether before or after the Effective Date), such Ongoing Trade Claim of LegacyCo shall be paid its Cash distribution as a Class 7A Claim and New Permian Corp. shall reimburse LegacyCo for its pro rata share of all such amounts pursuant to the terms of the Transition Services Agreement.
4.8    Class 7B - Ongoing Trade Claims of New Permian Corp. Except to the extent that a holder of an Allowed Ongoing Trade Claim of New Permian Corp. and New Permian Corp. with the consent of the Requisite Commitment Parties, agree to less favorable treatment, each holder of an Allowed Ongoing Trade Claim of New Permian Corp. shall receive Cash, payable from the Rights Offering Proceeds and Minimum Allocation Rights Proceeds in an amount equal to such Allowed Ongoing Trade Claim of New Permian Corp. on the Effective Date.
4.9    Class 8 - Intercompany Claims. All Allowed Intercompany Claims shall either be (i) canceled (or otherwise eliminated) and receive no distribution under the Plan or (ii) Reinstated, in each case as determined by the Debtors or the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, with the consent of the Requisite Consenting Second Lien Creditors.
4.10    Class 9 - Subordinated Claims. Subordinated Claims are subordinated pursuant to this Plan and section 510 of the Bankruptcy Code. The holders of Subordinated Claims shall not receive or retain any property under this Plan on account of such Claims, and the obligations of the Debtors and the Reorganized Debtors on account of Subordinated Claims shall be discharged.
4.11    Class 10 - Intercompany Interests. All Allowed Intercompany Interests shall either be (i) canceled (or otherwise eliminated) and receive no distribution under the Plan or (ii) Reinstated, in each case as determined by the Debtors or the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, with the consent of the Requisite Consenting Second Lien Creditors.
4.12    Class 11 - Existing BBEP Equity Interests. On the Effective Date, all Existing BBEP Equity Interests shall be canceled without further action by or order of the Bankruptcy Court and all holders of Existing BBEP Equity Interests shall not receive or retain any property under this Plan.

ARTICLE V.
PROVISIONS GOVERNING DISTRIBUTIONS
5.1    Distributions Generally. The Disbursing Agent shall make all distributions to the appropriate holders of Allowed Claims in accordance with the terms of this Plan.
5.2    Plan Funding. Distributions of Cash shall be funded from the Rights Offering Proceeds and Minimum Allocation Rights Proceeds or the Debtors’ or the Reorganized Debtors’ Cash on hand, as applicable, as of the applicable date of such distribution as set forth herein.
5.3    No Postpetition or Default Interest on Claims. Except as otherwise specifically provided for in this Plan or the Confirmation Order, or another order of the Bankruptcy Court or required by the Bankruptcy Code, postpetition and/or default interest shall not accrue or be paid on any Claims, and no holder of a Claim shall be entitled to interest accruing on such Claim on or after the Petition Date; provided, that this Section 5.3 shall not apply to the Secured Notes Claims.
5.4    Date of Distributions. Unless otherwise provided in this Plan, any distributions and deliveries to be made under this Plan shall be made on the Effective Date; provided, that the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) may implement periodic distribution dates to the extent they determine them to be appropriate.
5.5    Distribution Record Date. As of the close of business on the Distribution Record Date, the various lists of holders of Claims in each Class, as maintained by the Debtors or their agents, shall be deemed closed, and there shall be no further changes in the record holders of any Claims after the Distribution Record Date. None of the Debtors, the Reorganized Debtors, or the Disbursing Agent shall have any obligation to recognize any transfer of a Claim occurring after the close of business on the Distribution Record Date. In addition, with respect to payment of any Cure Amounts or disputes over any Cure Amounts, none of the Debtors, the Reorganized Debtors, or the Disbursing Agent shall have any obligation to recognize or deal with any party other than the non-Debtor party to the applicable executory contract or unexpired lease, even if such non-Debtor party has sold, assigned, or otherwise transferred its Claim for a Cure Amount.
5.6    Disbursing Agent. All distributions under this Plan shall be made by the Disbursing Agent, on behalf of the applicable Debtor (unless otherwise provided herein), on and after the Effective Date as provided herein. The Disbursing Agent shall not be required to give any bond or surety or other security for the performance of its duties. The Reorganized Debtors shall use all commercially reasonable efforts to provide the Disbursing Agent (if other than the Reorganized Debtors) with the amounts of Claims and the identities and addresses of holders of Claims, in each case, as set forth in the Debtors’ or Reorganized Debtors’ books and records. The Reorganized Debtors shall cooperate in good faith with the Disbursing Agent (if other than the Reorganized Debtors) to comply with the reporting and withholding requirements outlined in Section 5.17 of this Plan.
5.7    Delivery of Distributions.
(a)    The Disbursing Agent will make the applicable distribution under this Plan and, subject to Bankruptcy Rule 9010, will make all distributions to any holder of an Allowed Claim as and when required by this Plan at: (i) the address of such holder on the books and records of the Debtors or their agents; or (ii) at the address in any written notice of address change delivered to the Debtors or the Disbursing Agent, including any addresses included on any transfers of Claim filed pursuant to Bankruptcy Rule 3001. In the event that any distribution to any holder is returned as undeliverable, no distribution or payment to such holder shall be made unless and until the Disbursing Agent has been notified of the then current address of such holder, at which time or as soon thereafter as reasonably practicable, such distribution shall be made to such holder without interest. Neither the Unsecured Notes Indenture Trustee nor the Secured Notes Indenture Trustee shall incur any liability on account of the making of any distribution under the Plan except for gross negligence or willful misconduct.
(b)    Except as otherwise provided in the Plan, all distributions to Holders of Secured Notes Claims shall be made by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) to the Holders of Secured Notes Claims of record as of the Distribution Record Date.
(c)    The Disbursing Agent, with the Unsecured Notes Indenture Trustee’s cooperation, shall make the distributions, if any, on account of the Class 5 Claims, provided that the Unsecured Notes Indenture Trustee’s Charging Lien shall not attach to any property to be distributed by the Unsecured Notes Indenture Trustee or in respect of the Unsecured Notes Claims, except as expressly provided in Section 4.5(d) of the Plan. The Unsecured Notes Indenture Trustee shall have no duties or responsibility relating to any form of distribution that is not DTC eligible and the Disbursing Agent, the Debtors or the Reorganized Debtors, as applicable, shall seek the cooperation of DTC so that any distribution on account of an Allowed Unsecured Notes Claim that is held in the name of, or by a nominee of, DTC, shall be made through the facilities of DTC on the Effective Date or as soon as practicable thereafter. The Reorganized Debtors (other than New Permian Corp. and New Permian LLC) shall reimburse the Unsecured Notes Indenture Trustee for any reasonable and documented fees and expenses (including the reasonable and documented fees and expenses of its counsel and agents) incurred after the Effective Date solely in connection with actions explicitly requested by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) necessary for implementation of the Plan; provided, that, for the avoidance of doubt, nothing in the

Plan or Confirmation Order shall be considered or construed as an explicit request by the Reorganized Debtors authorizing the incurrence of fees and expenses by the Unsecured Notes Indenture Trustee.
5.8    Unclaimed Property. One year from the later of (a) the Effective Date and (b) the date that is ten (10) Business Days after the date a Claim is first Allowed, all distributions payable on account of Claims that are not deliverable, or have not responded to a request for information to make such delivery, and remain unclaimed shall be deemed unclaimed property under section 347(b) of the Bankruptcy Code and shall revert to the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) or their successors or assigns, and all claims of any other Entity (including the holder of a Claim in the same Class) to such distribution shall be discharged and forever barred. The Reorganized Debtors and the Disbursing Agent shall have no obligation to attempt to locate any holder of an Allowed Claim other than by reviewing the Debtors’ books and records and filings with the Bankruptcy Court.
5.9    Satisfaction of Claims. Unless otherwise provided herein, any distributions and deliveries to be made on account of Allowed Claims under this Plan shall be in complete and final satisfaction, settlement, and discharge of and exchange for such Allowed Claims.
5.10    Manner of Payment under Plan. Except as specifically provided herein, at the option of the Reorganized Debtors, any Cash payment to be made under this Plan may be made by a check or wire transfer.
5.11    Fractional Shares and De Minimis Cash Distributions.
(a)    No fractional New Permian Corp. Shares or LegacyCo Units shall be distributed. When any distribution would otherwise result in the issuance of a number of New Permian Corp. Shares or LegacyCo Units that is not a whole number, the New Permian Corp. Shares or LegacyCo Units subject to such distribution shall be rounded to the next higher or lower whole number as follows: (a) fractions equal to or greater than 1/2 shall be rounded to the next higher whole number; and (b) fractions less than 1/2 shall be rounded to the next lower whole number. The total number of New Permian Corp. Shares or LegacyCo Units to be distributed on account of Allowed Claims will be adjusted as necessary to account for the rounding provided for herein. No consideration will be provided in lieu of New Permian Corp. Shares or LegacyCo Units that are rounded down.
(b)    None of the Reorganized Debtors or the Disbursing Agent shall have any obligation to make a distribution that is less than one (1) New Permian Corp. Share, (1) LegacyCo Unit, or Fifty Dollars ($50.00) in Cash.
5.12    No Distribution in Excess of Amount of Allowed Claim. Notwithstanding anything to the contrary in this Plan, no holder of an Allowed Claim shall receive, on account of such Allowed Claim, distributions in excess of the Allowed amount of such Claim, plus any postpetition interest on such Claim, except to the extent such interest is permitted by Section 5.3 of the Plan.
5.13    Allocation of Distributions Between Principal and Interest. Except as otherwise required by law, consideration received in respect of an Allowed Claim shall be allocable first to the principal amount of the Claim (as determined for U.S. federal income tax purposes) and then, to the extent of any excess, to the remainder of the Claim, including any Claim for accrued but unpaid interest.
5.14    Exemption from Securities Laws. The issuance of and the distribution under this Plan of (a) the LegacyCo Units issued pursuant to Section 4.4(b) of the Plan, and (b) the New Permian Corp. Shares (i) comprising the Put Option Premium and (ii) pursuant to Sections 4.5(c) or 4.6 of the Plan, shall be exempt from registration under the Securities Act and any other applicable securities laws to the fullest extent permitted by section 1145 of the Bankruptcy Code. These Securities may be resold without registration under the Securities Act or other federal securities laws pursuant to the exemption provided by section 4(a)(1) of the Securities Act, unless the holder is an “underwriter” with respect to such Securities, as that term is defined in section 1145(b) of the Bankruptcy Code. In addition, such section 1145 exempt Securities generally may be resold without registration under state securities laws pursuant to various exemptions provided by the respective laws of the several states.
The availability of the exemption under section 1145 of the Bankruptcy Code or any other applicable securities laws shall not be a condition to the occurrence of the Effective Date.
The issuance and sale, as applicable, of the New Permian Corp. Shares pursuant to the Rights Offering and to the Backstop Parties under the Backstop Commitment Agreement (including the New Permian Corp. Shares issued pursuant to the Minimum Allocation Rights) are being made in reliance on the exemption from registration set forth in section 4(a)(2) of the Securities Act and Regulation D thereunder. Such Securities will be considered “restricted securities” and may not be transferred except pursuant to an effective registration statement or under an available exemption from the registration requirements of the Securities Act, such as, under certain conditions, the resale provisions of Rule 144 of the Securities Act.
Should New Permian Corp. elect, on or after the Effective Date, for any portion of the ownership of the New Permian Corp. Shares to be held through the facilities of the DTC, New Permian Corp. shall not be required to provide any further evidence other than the Plan or Confirmation Order with respect to the treatment of such applicable portion of the New Permian Corp. Shares, and such Plan or Confirmation Order shall be deemed to be legal and binding obligations of the Reorganized Debtors in all respects.
The DTC shall be required to accept and conclusively rely upon the Plan and Confirmation Order in lieu of a legal opinion regarding whether the New Permian

Corp. Shares are exempt from registration and/or eligible for DTC book-entry delivery, settlement, and depository services.
Notwithstanding anything to the contrary in the Plan, no entity (including, for the avoidance of doubt, the DTC) may require a legal opinion regarding the validity of any transaction contemplated by the Plan, including, for the avoidance of doubt, whether the New Permian Corp. Shares are exempt from registration and/or eligible for DTC book entry delivery, settlement, and depository services.
5.15    Setoffs and Recoupments. Each Debtor or Reorganized Debtor, as applicable, or such Entity’s designee, may, in consultation with the Second Lien Group, pursuant to section 553 of the Bankruptcy Code or applicable nonbankruptcy law, offset or recoup against any Allowed Claim (other than any Allowed Revolving Facility Claims, DIP Facility Claims, Allowed Secured Notes Claim or Allowed Unsecured Notes Claim) and the distributions to be made pursuant to this Plan on account of such Allowed Claim (other than distributions to be made to holders of Allowed Revolving Facility Claims, DIP Facility Claims, Allowed Secured Notes Claims, or Allowed Unsecured Notes Claims) any and all Claims, rights, and Causes of Action that such Debtor or Reorganized Debtor or its successors may hold against the holder of such Allowed Claim; provided, that neither the failure to effect a setoff or recoupment nor the allowance of any Claim hereunder will constitute a waiver or release by a Debtor or Reorganized Debtor or its successor of any Claims, rights, or Causes of Action that any such entity or it successor or assign may possess against such holder.
5.16    Rights and Powers of Disbursing Agent.
(a)    The Disbursing Agent shall be empowered to: (i) effect all actions and execute all agreements, instruments, and other documents necessary to perform its duties under this Plan; (ii) make all applicable distributions or payments provided for under this Plan; (iii) employ professionals to represent it with respect to its responsibilities; and (iv) exercise such other powers (A) as may be vested in the Disbursing Agent by order of the Bankruptcy Court (including any order issued after the Effective Date) or pursuant to this Plan or (B) as deemed by the Disbursing Agent to be necessary and proper to implement the provisions of this Plan.
(b)    To the extent the Disbursing Agent is an Entity other than a Debtor or Reorganized Debtor, except as otherwise ordered by the Bankruptcy Court and subject to the written agreement of LegacyCo, the amount of any reasonable fees and expenses incurred by the Disbursing Agent on or after the Effective Date (including taxes) and any reasonable compensation and expense reimbursement Claims (including for reasonable attorneys’ and other professional fees and expenses) made by the Disbursing Agent shall be paid in Cash by LegacyCo.

5.17    Withholding and Reporting Requirements.
(a)    In connection with this Plan and all distributions made hereunder, the Reorganized Debtors and the Disbursing Agent shall comply with all applicable withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority, and all distributions under this Plan shall be subject to any such withholding or reporting requirements. In the case of a non-Cash distribution that is subject to withholding, the distributing party may withhold an appropriate portion of such distributed property and sell such withheld property to generate Cash necessary to pay over the withholding tax. Any amounts withheld pursuant to the preceding sentence shall be deemed to have been distributed to and received by the applicable recipient for all purposes of this Plan.
(b)    Notwithstanding the above, each holder of an Allowed Claim that is to receive a distribution under this Plan shall have the sole and exclusive responsibility for the satisfaction and payment of any tax obligations imposed on such holder by any federal, state, local, or foreign taxing authority, including income, withholding, and other tax obligations, on account of such distribution. The Reorganized Debtors and the Disbursing Agent have the right, but not the obligation, to not make a distribution until such holder has made arrangements satisfactory to any issuing or disbursing party for payment of any such tax obligations.
(c)    The Reorganized Debtors and the Disbursing Agent may require, as a condition to receipt of a distribution, that the holder of an Allowed Claim provide any information necessary to allow the distributing party to comply with any such withholding and reporting requirements imposed by any federal, state, local, or foreign taxing authority. If the Reorganized Debtors or the Disbursing Agent make such a request and the holder fails to comply before the date that is 180 days after the request is made, the amount of such distribution shall irrevocably revert to the applicable Reorganized Debtor and any Claim in respect of such distribution shall be discharged and forever barred from assertion against such Reorganized Debtor or its respective property.
ARTICLE VI.
MEANS FOR IMPLEMENTATION AND EXECUTION OF THE PLAN
6.1    General Settlement of Claims and Interests. The Plan shall be deemed a motion to approve the good-faith compromise and settlement pursuant to which the Debtors and the holders of Claims against and/or Interests in the Debtors settle all Claims, Interests, and Causes of Action pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, and in consideration for the classification, distributions, releases, and other benefits provided under the Plan, on the Effective Date, the provisions of the Plan shall constitute a good faith compromise and settlement of all Claims and Interests and controversies resolved pursuant to the Plan. The Confirmation Order shall constitute the Court’s approval of the compromise, settlement, and release of all such Claims, Interests, and Causes of Action, as well as a finding by the Bankruptcy Court that all such compromises, settlements, and releases are mutual and bi-directional and are in the best interests of the Debtors, their estates, and the holders of Claims, Interests, and Causes of Action, and is fair, equitable, and reasonable. In accordance with the provisions of the Plan, pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, without any further notice to or action, order, or approval of the Bankruptcy Court, after the Effective Date, the Reorganized Debtors, as applicable, may compromise and settle all Claims and Causes of Action against, and Interests in, the Debtors and their estates. The compromises, settlements, and releases described herein shall be deemed nonseverable from each other and from all other terms of the Plan. Subject to Article V of the Plan, all distributions made to holders of Allowed Claims in any Class are intended to be and shall be final.
6.2    Continued Corporate Existence.
(a)    Except as otherwise provided in this Plan (including pursuant to the Restructuring Transactions), the Debtors (other than BBEP) shall continue to exist after the Effective Date as Reorganized Debtors in accordance with the applicable laws of the respective jurisdictions in which they are incorporated or organized and pursuant to the New Organizational Documents. On or after the Effective Date, without prejudice to the rights of any party to a contract or other agreement with any Reorganized Debtor, each Reorganized Debtor may, in its sole discretion, take such action as permitted by applicable law and such Reorganized Debtor’s organizational documents, as such Reorganized Debtor may determine is reasonable and appropriate, including, causing: (i) a Reorganized Debtor to be merged into another Reorganized Debtor or an affiliate of a Reorganized Debtor; (ii) a Reorganized Debtor to be dissolved; (iii) the legal name of a Reorganized Debtor to be changed; or (iv) the closure of a Reorganized Debtor’s Chapter 11 Case on the Effective Date or any time thereafter.
(b)    On the Effective Date, the Reorganized Debtors may take all actions as may be necessary or appropriate to effect any transaction described in, approved by, or necessary or appropriate to effectuate this Plan, including: (i) the execution and delivery of appropriate agreements or other documents of merger, consolidation, restructuring, conversion, disposition, transfer, dissolution, or liquidation containing terms that are consistent with the terms of this Plan and the Plan Documents and that satisfy the requirements of applicable law and any other terms to which the applicable entities may agree; (ii) the execution and delivery of appropriate instruments of transfer, assignment, assumption, or delegation of any asset, property, right, liability, debt, or obligation on terms consistent with the terms of this Plan and having other terms to which the applicable parties agree; (iii) the filing of appropriate certificates or articles of incorporation and amendments thereto, reincorporation, merger, consolidation, conversion, or dissolution pursuant to applicable law; (iv) the Restructuring Transactions; and (v) all other actions that the applicable entities determine to be necessary or appropriate, including, making filings or recordings that may be required by applicable law.

6.3	Authorization, Issuance, and Delivery of LegacyCo Units and New Permian Corp. Shares
(a)    On and after the Effective Date, LegacyCo is authorized to issue, or cause to be issued, and shall issue the LegacyCo Units to BBEP in accordance with the LegacyCo Contribution Agreement for distribution and transfer in accordance with the terms of this Plan, the Exchange Agreement, and the Backstop Commitment Agreement without the need for any further corporate, limited liability company, or equity holder action.
(b)    On the Effective Date, New Permian LLC is authorized to issue, or cause to be issued, and shall issue the New Permian LLC Equity to BBEP in accordance with the Permian Contribution Agreement, and BBEP is authorized to transfer the New Permian LLC Equity, in accordance with the terms of this Plan, the Exchange Agreement and the Backstop Commitment Agreement without the need for any further corporate, limited liability company, or equity holder action.
(c)    On the Effective Date, and in accordance with the Backstop Commitment Agreement, the Rights Offering Procedures, the Restructuring Term Sheet and this Plan, New Permian Corp. shall issue the New Permian Corp. Shares in accordance herewith and therewith.
6.4    Cancelation of Existing Securities and Agreements.
(a)    Except for the purpose of enabling holders of Allowed Claims to receive a distribution under the Plan as provided herein and except as otherwise set forth in this Plan, the Plan Supplement or the Confirmation Order, on the Effective Date, all 7.875% Unsecured Notes and the 7.875% Unsecured Notes Indenture, all 8.625% Unsecured Notes and the 8.625% Unsecured Notes Indenture, all Secured Notes and the Secured Notes Indenture (in each case, only upon receipt of all the distributions set forth in this Plan on account of Unsecured Notes Claims or Secured Notes Claims, as applicable), and all agreements, instruments, and other documents evidencing any prepetition Claim or Existing BBEP Equity Interest and any rights of any holder in respect thereof shall be deemed canceled, discharged, and of no force or effect. The holders of or parties to such canceled instruments, Securities, and other documentation will have no rights arising from or related to such instruments, Securities, or other documentation or the cancelation thereof, except the rights provided for pursuant to this Plan.
(b)    The Unsecured Notes Indenture Trustee shall be released and discharged from all duties and responsibilities under the respective Unsecured Notes Indentures; provided, that notwithstanding the releases at Section 10.9 of the Plan, entry of the Confirmation Order or the occurrence of the Effective Date, each of the Unsecured Notes Indentures and any such Unsecured Notes Indenture or agreement that governs the rights of the holder of a Claim or Interest shall continue in effect to the extent necessary to:  (i) enforce the rights, Claims, and interests of the Unsecured Notes Indenture Trustee thereto vis-a-vis any parties other than the Released Parties; (ii) allow the holders of Allowed Unsecured Notes Claims, as applicable, to receive distributions under the Plan, to the extent provided for under the Plan; (iii) maintain and exercise the Unsecured Notes Indenture Trustee’s respective Charging Liens solely to the extent provided for in Section 4.5(d) of the Plan; (iv) appear to be heard in the Chapter 11 Cases or in any proceedings in this Court or any other court; (v) preserve any rights of the Unsecured Notes Indenture Trustee to payment of fees, expenses, and indemnification obligations from or on any money or property to be distributed in respect of the Allowed Unsecured Notes Claims; (vi) permit the Unsecured Notes Indenture Trustee to seek compensation and reimbursement of any reasonable and documented fees and expenses (including the reasonable and documented fees and expenses of its counsel and agents) incurred after the Effective Date in connection with the implementation of the Plan; and (vii) enforce any obligation owed to the Unsecured Notes Indenture Trustee under the Plan.
(c)    The Secured Notes Indenture Trustee shall be released from all duties under the Secured Notes Indenture; provided, that notwithstanding entry of the Confirmation Order or the occurrence of the Effective Date, the Secured Notes Indenture shall continue in effect to the extent necessary to: (i) enforce the rights, Claims, and interests of the Secured Notes Indenture Trustee thereto vis-a-vis any parties other than the Released Parties; (ii) allow the holders of Allowed Secured Notes Claims, as applicable, to receive distributions under the Plan from the Secured Notes Indenture Trustee or from any other source, to the extent provided for under the Plan; (iii) preserve any rights of the Secured Notes Indenture Trustee to payment of fees, expenses, and indemnification obligations from or on any money or property to be distributed in respect of the Allowed Secured Notes Claims; and (iv) enforce any obligation owed to the Secured Notes Indenture Trustee under the Plan.
6.5    Cancelation of Certain Existing Security Agreements. Upon the full payment or other satisfaction of an Allowed Other Secured Claim, or promptly thereafter, the holder of such Allowed Other Secured Claim shall deliver to the Debtors or Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, any Collateral or other property of a Debtor held by such holder, together with any termination statements, instruments of satisfaction, or releases of all security interests with respect to its Allowed Other Secured Claim that may be reasonably required to terminate any related financing statements, mortgages, mechanics’ or other statutory Liens, or lis pendens, or similar interests or documents.
6.6    Rights Offering and Minimum Allocation Rights.
(a)    Following approval by the Bankruptcy Court of the Rights Offering Procedures, the Debtors on behalf of New Permian Corp. shall commence and consummate the Rights Offering in accordance therewith. The New Permian Corp. Shares shall be issued to the Eligible Offerees that exercise their respective Subscription Rights pursuant to the Rights Offering Procedures and the Plan. The consummation of the Rights Offering is conditioned on the occurrence of the Effective Date, and any other condition specified in the Backstop Commitment Agreement. Amounts held by the

Rights Offering Subscription Agent (as defined in the Backstop Commitment Agreement) with respect to the Rights Offering prior to the Effective Date shall not be entitled to any interest on account of such amounts and no Eligible Offeree participating in the Rights Offering shall have any rights in the New Permian Corp. Shares until the Rights Offering is consummated.
(b)    In accordance with the Backstop Commitment Agreement and subject to the terms and conditions thereof, each of the Backstop Parties has agreed, severally but not jointly, to (i) exercise its Minimum Allocation Rights, and (ii) purchase, on or prior to the Effective Date, its respective Final BCA Percentage (as defined in the Backstop Commitment Agreement) of the Unsubscribed Securities (as defined in the Backstop Commitment Agreement).
(c)    In exchange for providing the commitment to exercise the Minimum Allocation Rights and the backstop commitment for the Rights Offering, the Backstop Parties will receive the Put Option Premium in accordance with the terms of the Backstop Commitment Agreement, the Backstop Approval Order and the Plan.
(d)    The Debtors shall offer the Minimum Allocation Rights to the Commitment Parties in accordance with the Backstop Commitment Agreement, pursuant to documentation acceptable to the Debtors, the Requisite Commitment Parties and the Requisite Consenting Second Lien Creditors.
6.7    New Permian Corp. Certificate of Incorporation. On or prior to the Effective Date, and in accordance with the Backstop Commitment Agreement, New Permian Corp. will file the New Permian Corp. Certificate of Incorporation with the Secretary of State of the State of Delaware. The New Permian Corp. Certificate of Incorporation shall be consistent with section 1123(a)(6) of the Bankruptcy Code. Pursuant to section 1123(a)(6) of the Bankruptcy Code, the New Permian Corp. Certificate of Incorporation will prohibit the issuance of non-voting equity securities. The New Permian Corp. Certificate of Incorporation shall be deemed adopted by the New Permian Corp. Board as of the Effective Date. After the Effective Date, New Permian Corp. may amend and restate the New Permian Corp. Certificate of Incorporation and other constituent documents as permitted by the laws of the State of Delaware and the New Permian Corp. Certificate of Incorporation. If approved by the Requisite Commitment Parties, New Permian Corp. shall adopt a registration rights agreement to be effective on the Effective Date. The New Permian Corp. Certificate of Incorporation, the New Permian Corp. Bylaws and such registration rights agreement shall be binding on New Permian Corp. and all parties receiving, and all holders of, New Permian Corp. Common Shares.
6.8    Exit Facility. On the Effective Date, the Exit Facility Documents shall be executed and delivered by the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), and the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), shall be authorized to execute, deliver, and enter into such documents without the need for any further action.

6.9    Restructuring Transactions.
(a)    On or prior to the Effective Date (or as soon as practicable thereafter), the following transactions shall occur in the following order, and the Debtors or Reorganized Debtors (as applicable) may take all actions necessary or appropriate to effectuate such transactions:
(i)    After entry of the Confirmation Order but prior to the Effective Date, and in anticipation of the Permian Corp. Asset Acquisition, the Backstop Parties pursuant to the Backstop Commitment Agreement shall (A) form New Permian Corp., (B) cause New Permian Corp. to conduct the Rights Offering, and (C) cause New Permian Corp. to enter into the Exchange Agreement with BBEP pursuant to which New Permian Corp. shall agree to acquire all of the New Permian LLC Equity on and subject to the occurrence of the Effective Date in consideration for conducting the Rights Offering, $775 million (less the amount of the Minimum Cash Balance), an amount of New Permian Corp. Shares necessary to satisfy distributions pursuant to Sections 4.5(c) and 4.6 with respect to Allowed Claims as of the Effective Date, and the assumption of the obligation to issue New Permian Corp. Shares with respect to, or on account of, Disputed General Unsecured Claims as to which the holder elected to receive New Permian Corp. Shares.
(ii)    On the Effective Date and in accordance with the provisions hereof, the Backstop Commitment Agreement and the Rights Offering, New Permian Corp. shall close the Rights Offering. Immediately thereafter, the Rights Offering and Minimum Allocation Rights Proceeds shall be released to New Permian Corp. and New Permian Corp. shall issue New Permian Corp. Shares to those Eligible Offerees that have validly exercised the Subscription Rights and to the Backstop Parties, as applicable, including in respect of the Minimum Allocation Rights and the Put Option Premium. Concurrent therewith (but not prior to), New Permian Corp. shall also issue, and on behalf of BBEP distribute, New Permian Corp. Shares pursuant to Sections 4.5(c) and 4.6, as applicable, with respect to Allowed Claims as of the Effective Date (other than any shares to be held back in respect of Disputed General Unsecured Claims in accordance with Article VII).
(iii)    On the Effective Date, (A) BBEP shall contribute the Legacy Contributed Assets to LegacyCo in exchange for LegacyCo Units representing all of the equity capital of LegacyCo pursuant to the LegacyCo Contribution Agreement (the “Legacy Asset Transfer”), and (B) BBEP shall contribute the Permian Assets to New Permian LLC in exchange for all of the New Permian LLC Equity pursuant to in the Permian Contribution Agreement (the “Permian Asset Transfer”). Such transfers shall be accompanied by the assumption by LegacyCo or New Permian LLC, as applicable, of certain liabilities and obligations as provided in the LegacyCo Contribution Agreement or Permian Contribution Agreement, as applicable, this Plan or the Confirmation

Order, or as otherwise agreed between BBEP and LegacyCo or New Permian LLC, as applicable. Immediately after the Legacy Asset Transfer and the Permian Asset Transfer, BBEP shall be the sole member of LegacyCo and New Permian LLC. Each of LegacyCo and New Permian LLC shall be disregarded as an entity separate from BBEP for U.S. federal income tax purposes at all times on or before the Effective Date (including immediately after the Legacy Asset Transfer and the Permian Asset Transfer), unless, as to LegacyCo, the Requisite Consenting Second Lien Creditors determine (in their sole discretion) that LegacyCo elect to be treated as a corporation for U.S. federal income tax purposes (the “Corporation Election”).
(iv)    On the Effective Date, BBEP shall simultaneously (A)(i) distribute 92.5% of the LegacyCo Units received in consideration for the Legacy Asset Transfer to holders of Allowed Secured Notes Claims in satisfaction and discharge of their Claims as provided in Section 4.4(b), and (ii) transfer 7.5% of the LegacyCo Units received in consideration for the Legacy Asset Transfer to New Permian Corp. pursuant to the Exchange Agreement (the “LegacyCo Distribution and Transfer”), and (B) transfer to New Permian Corp. pursuant to the Exchange Agreement all of the New Permian LLC Equity received in consideration for the Permian Asset Transfer. Pursuant to the Exchange Agreement, and in consideration for the foregoing transfers to New Permian Corp., New Permian Corp. shall pay to BBEP $775 million (less the amount of the Minimum Cash Balance), an amount of New Permian Corp. Shares necessary to satisfy distributions pursuant to Sections 4.5(c) and 4.6 with respect to Allowed Claims as of the Effective Date, and the assumption of the obligation to issue New Permian Corp. Shares with respect to, or on account of, Disputed General Unsecured Claims as to which the holder elected to receive New Permian Corp. Shares (the “Permian Corp. Asset Acquisition”). Upon formation, and at the time of the Legacy Asset Transfer, LegacyCo shall be treated as a disregarded entity for U.S. federal income tax purposes, such that BBEP will still be regarded prior to the LegacyCo Distribution and Transfer as owning the LegacyCo Contributed Assets, unless the Requisite Consenting Second Lien Creditors effect the Corporation Election. Accordingly, for U.S. federal income tax purposes, the Debtors, LegacyCo, all holders of Allowed Secured Notes Claims and New Permian Corp. shall (absent the Corporation Election) treat the LegacyCo Distribution and Transfer as (i) a distribution and transfer of the Legacy Contributed Assets, subject to certain liabilities and obligations, in a taxable exchange to the holders of Allowed Secured Notes Claims and New Permian Corp., followed by (ii) the contribution of the Legacy Contributed Assets, subject to such liabilities and obligations, by the holders of Allowed Secured Notes Claims and New Permian Corp. to LegacyCo with LegacyCo being treated as a newly formed partnership for U.S. federal income tax purposes, unless otherwise required pursuant to a “final determination” to the contrary within the meaning of section 1313(a) of the Tax Code. Upon formation, and at the time of the Permian Corp. Asset Acquisition, New Permian LLC shall be treated as a disregarded entity for U.S. federal income tax purposes, such that BBEP will still be regarded prior to the Permian Corp. Asset Acquisition as owning the Permian Assets (which will be transferred to New Permian LLC pursuant to the Permian Contribution Agreement). Accordingly, for U.S. federal income tax purposes, the Debtors, New Permian LLC and New Permian Corp. shall treat the Permian Corp. Asset Acquisition as a taxable purchase of the underlying Permian Assets unless otherwise required pursuant to a “final determination” to the contrary within the meaning of section 1313(a) of the Tax Code.
(v)    BBEP shall use the Cash consideration received pursuant to the Exchange Agreement (together with any Cash otherwise available) to satisfy any Cash distributions and other payments to be made on the Effective Date pursuant to or in connection with the Plan and Confirmation Order.
(b)    On or after the Effective Date, the Reorganized Debtors may take all actions consistent with this Plan as may be necessary or appropriate to effect any transaction described in, approved by, contemplated by, or necessary to effectuate the Restructuring Transactions under and in connection with this Plan with the consent of the Requisite Consenting Second Lien Creditors and Requisite Commitment Parties.
6.10    Board of Directors.
(a)    The LegacyCo Board shall be composed of the chief executive officer of the Debtors as of the date immediately preceding the Effective Date and such other members selected by the Requisite Consenting Second Lien Creditors in their sole discretion; provided, that New Permian Corp. shall have the right to appoint an observer to the LegacyCo Board subject to the conditions in the Restructuring Term Sheet. The identities of the members of the LegacyCo Board and the initial Boards of Directors of the Reorganized Debtors shall be disclosed at or prior to the Confirmation Hearing.
(b)    The New Permian Corp. Board shall be selected in accordance with the terms of the Restructuring Term Sheet.
6.11    Corporate Action.
(a)    LegacyCo Organizational Documents. On the Effective Date, each of the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) will file their respective charters that are part of their New Organizational Documents with the applicable Secretaries of State and/or other applicable authorities in its respective state of incorporation or formation in accordance with the applicable laws of the respective state of incorporation or formation. The New Organizational Documents shall be consistent with section 1123(a)(6) of the Bankruptcy Code. Pursuant to section 1123(a)(6) of the Bankruptcy Code the New Organizational Documents will prohibit the issuance of non-voting equity securities. The LegacyCo Organizational Documents shall be deemed adopted by the LegacyCo Board as of the Effective Date. After the Effective Date, the Reorganized Debtors (other than New Permian Corp. and New Permian LLC)

may amend and restate their respective New Organizational Documents and other constituent documents as permitted by the laws of their respective states of incorporation and their respective New Organizational Documents.
(b)    On the Effective Date, the adoption, filing, approval, and ratification, as necessary, of all corporate or related actions contemplated herein with respect to each of the Reorganized Debtors shall be deemed authorized and approved by each of the Reorganized Debtors, their respective boards of directors, managers, equity holders, members, or partners, as applicable, in all respects, in each case to the extent required by applicable nonbankruptcy law. Without limiting the foregoing, such actions include (i) the adoption and filing of the New Organizational Documents for each of the Reorganized Debtors, (ii) the adoption and approval of the LegacyCo LLC Agreement and the LegacyCo Organizational Documents, which shall be adopted and affirmed by the board of LegacyCo Board, (iii) the election or appointment, as applicable, of directors and officers for the Reorganized Debtors, and (iv) the issuance of the LegacyCo Units.
(c)    All matters provided for herein involving the corporate structure of any Debtor or Reorganized Debtor, or any corporate or related action required by any Debtor or Reorganized Debtor in connection herewith, shall be deemed to have occurred and shall be in effect, without any requirement of further action by the Security holders or directors of such Debtor or Reorganized Debtor or by any other stakeholder, and with like effect as though such action had been taken unanimously by the Security holders and directors, managers, members, or partners, of each Debtor or Reorganized Debtor, as applicable.
6.12    LegacyCo Management Incentive Plan. The LegacyCo Board may adopt the LegacyCo Management Incentive Plan on or after the Effective Date.
6.13    New Permian Corp. Management Incentive Plan. New Permian Corp. may adopt the New Permian Corp. Management Incentive Plan, which shall be in form and substance acceptable to the New Permian Corp. Board in its sole discretion.
6.14    Effectuating Documents and Further Transactions. Each of the officers of each of the Debtors is (and each of the officers of each of the Reorganized Debtors shall be) authorized and directed to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents and take such actions as may be necessary or appropriate to effectuate and further evidence the terms and provisions hereof, without the need for any approvals, authorizations, or consents.
6.15    Separability. Notwithstanding the combination of separate plans of reorganization for the Debtors set forth in this Plan for purposes of economy and efficiency, this Plan constitutes a separate chapter 11 plan for each Debtor. Accordingly, if the Bankruptcy Court does not confirm this Plan with respect to one or more Debtors, it may still confirm this Plan with respect to any other Debtor that satisfies the confirmation requirements of section 1129 of the Bankruptcy Code.

6.16    Director, Officer, Manager, and Employee Liability Insurance. Prior to and after the Effective Date, none of the Debtors or the Reorganized Debtors shall terminate or otherwise reduce the coverage under any directors’ and officers’ liability insurance policies (including any “tail policy”) with respect to conduct occurring on or prior to the Effective Date, and all officers, directors, managers, and employees of the Debtors who served in such capacity at any time after May 15, 2015 shall be entitled to the full benefits of such policies for the full six-year term of such policies regardless of whether such officers, directors, managers, or employees remain in such positions after the Effective Date.
6.17    Preservation of Royalty and Working Interests. Notwithstanding any other provision in the Plan, on and after the Effective Date, all Royalty and Working Interests shall be preserved and remain in full force and effect in accordance with the terms of the granting instruments or other governing documents applicable to such Royalty and Working Interests, and no Royalty and Working Interests shall be compromised or discharged by the Plan. For the avoidance of doubt and notwithstanding anything to the contrary in the preceding sentence, any right to payment arising from a Royalty and Working Interest, if any, shall (to the extent not otherwise paid pursuant to a Final Order of the Court) be treated as an Ongoing Trade Claim of LegacyCo or an Ongoing Trade Claim of New Permian Corp., as applicable, under this Plan and shall not be subject to any discharge and/or release provided hereunder.
6.18    Hart-Scott-Rodino Antitrust Improvements Act. Any LegacyCo Units or New Permian Corp. Shares to be distributed under this Plan to an Entity required to file a premerger notification and report form under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, shall not be distributed until the notification and waiting periods applicable under such Act to such Entity have expired or been terminated.
6.19    Post-Effective Date Tax Filings and Audits. Following the Effective Date, LegacyCo shall have full and exclusive authority and responsibility in respect of all taxes and tax filings of BBEP (including any audits or other proceedings) and any other liquidating Debtors, to the same extent as if LegacyCo were the Debtors. Without limiting the foregoing, on the Effective Date, a power of attorney authorizing LegacyCo to correspond with any tax authority on behalf of such Debtors and to sign, negotiate, settle, and administer any tax returns or other tax filings, and collect any tax refunds, shall be provided to LegacyCo. LegacyCo shall use commercially reasonable efforts to (i) file all tax returns and related filings consistent with the intended tax treatment of the Restructuring Transactions, and (ii) not take any tax position inconsistent therewith and (iii) if any such tax returns or related filings or tax position is challenged, diligently defend such matters.
6.20    AUNC Trust. The New Permian Corp. Shares to be issued to Receiving AUNC Holders pursuant to Section 4.5(c) of the Plan shall be issued to a trust that shall engage in no business other than holding such shares and engaging in the activities incidental thereto (the “AUNC Trust”). The AUNC Trust shall be structured so as not to be subject to the Securities Act of 1933, the Securities Exchange Act of 1934, or the Investment Company Act of 1940.
The interests in the AUNC Trust shall be held by the Receiving AUNC Holders and on a Pro Rata basis based on their respective holdings of the New Permian Corp. Shares.
The interests in the AUNC Trust may not be transferred at any time and shall be totally passive. The Trustee of the AUNC Trust, the terms of the Trustee’s engagement, and the documents governing the AUNC Trust, shall be reasonably acceptable to the Requisite Commitment Parties, the Creditors’ Committee, and, after the Effective Date, New Permian Corp. On the seventh anniversary of the AUNC Trust, the trust shall terminate and the shares of New Permian Corp. held by the AUNC Trust shall be distributed to the beneficiaries of the AUNC Trust.
From and after the Effective Date, New Permian Corp. shall be responsible for up to $300,000 of fees and expenses of the AUNC Trust in the aggregate as and when incurred. New Permian Corp. shall otherwise not be responsible for any fees, expenses or other liabilities or monetary obligations arising under the AUNC Trust.
Subject to definitive guidance from the IRS or a court of competent jurisdiction to the contrary (including the receipt of an adverse determination by the IRS upon audit if not contested by trustee of the AUNC Trust), for all United States federal income tax purposes, all parties (including, without limitation, the Debtors, LegacyCo, New Permian Corp. and all holders of Allowed Claims) shall treat the AUNC Trust as a “trust” within the meaning of Treas. Reg. § 301.7701-4(c), and shall treat the transfer of New Permian Corp. Shares to the AUNC Trust as (i) a direct transfer to Receiving AUNC Holders for whose benefit such shares were issued, followed by (ii) the transfer by such persons to the AUNC Trust in exchange for their beneficial interest therein. Accordingly, except in the event of contrary definitive guidance, AUNC Trust beneficiaries shall generally be treated for United States federal income tax purposes as the grantors and owners of their respective portions of the underlying assets of the AUNC Trust. The foregoing treatment shall also apply, to the extent permitted by applicable law, for state and local income tax purposes.
ARTICLE VII.
PROCEDURES FOR DISPUTED CLAIMS
7.1    Objections to Claims. The Reorganized Debtors (other than New Permian Corp. and New Permian LLC) shall be entitled to object to Claims. Any objections to Claims shall be served and filed on or before the later of (i) one-hundred and eighty (180) days after the Effective Date and (ii) such later date as may be fixed by the Bankruptcy Court (as the same may be extended by the Bankruptcy Court).
7.2    Resolution of Disputed Administrative Expenses and Disputed Claims. On and after the Effective Date, the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), in consultation with the Second Lien Group, shall have the authority to compromise, settle, otherwise resolve, or withdraw any objections to Administrative Expenses or Claims and to compromise, settle, or otherwise resolve any disputed Administrative Expenses and Disputed Claims without approval of the Bankruptcy Court, other than with respect to Administrative Expenses relating to compensation of professionals.
7.3    Payments and Distributions with Respect to Disputed Claims. Notwithstanding anything herein to the contrary, if any portion of a Claim is a Disputed Claim, no payment or distribution provided hereunder shall be made on account of such Claim unless and until such Disputed Claim becomes an Allowed Claim, and in the case of a Disputed Claim as to which the holder elected to receive a distribution of New Permian Corp. Shares, such shares shall not be issued by New Permian Corp. until such Claim has been resolved.
7.4    Distributions After Allowance. After such time as a Disputed Claim becomes, in whole or in part, an Allowed Claim, the holder thereof shall be entitled to distributions, if any, to which such holder is then entitled as provided in this Plan. Such distributions shall be made as soon as practicable after the date that the order or judgment of the Bankruptcy Court allowing such Disputed Claim (or portion thereof) becomes a Final Order. To the extent a Disputed Claim as to which the holder elected to receive a distribution of New Permian Corp. Shares is disallowed, the shares that would otherwise have been distributed in respect of such Claim shall be reallocated as if such Claim had been disallowed as of the Effective Date and, in accordance with the Restructuring Transactions, distributed by New Permian Corp. as soon as practicable after the date that the order or judgment of the Bankruptcy Court disallowing such Disputed Claim (or portion thereof) becomes a Final Order.
7.5    Disallowance of Claims. Any Claims held by Entities from which property is recoverable under sections 542, 543, 550, or 553 of the Bankruptcy Code or that is a transferee of a transfer avoidable under section 522(f), 522(h), 544, 545, 547, 548, 549, or 724(a) of the Bankruptcy Code, as determined by a Final Order, shall be deemed disallowed pursuant to section 502(d) of the Bankruptcy Code, and holders of such Claims may not receive any distributions on account of such Claims until such time as such Causes of Action against that Entity have been settled or a Final Order with respect thereto has been entered and all sums due, if any, to the Debtors by that Entity have been turned over or paid to the Debtors or the Reorganized Debtors. All proofs of claim filed on account of an indemnification obligation to a current or former director, officer, or employee shall be deemed satisfied and expunged from the claims register as of the Effective Date to the extent such indemnification obligation is assumed (or honored or reaffirmed, as the case may be) pursuant to the Plan, without any further notice to or action, order, or approval of the Bankruptcy Court. Except as otherwise provided herein, all proofs of claim filed after the Effective Date shall be disallowed and forever barred, estopped, and enjoined from assertion, and shall not be enforceable against any Reorganized Debtor, without the need for any objection by the Reorganized Debtors or any further notice to or action, order, or approval of the Bankruptcy Court.

7.6    Estimation. The Debtors or Reorganized Debtors (other than New Permian Corp. and New Permian LLC), in consultation with the Second Lien Group, may determine, resolve and otherwise adjudicate all contingent Claims, unliquidated Claims and Disputed Claims in the Bankruptcy Court or such other court of the Debtors’ or Reorganized Debtors’ choice having jurisdiction over the validity, nature or amount thereof. The Debtors or the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), in consultation with the Second Lien Group, may at any time request that the Bankruptcy Court estimate any contingent, unliquidated, or Disputed Claim pursuant to section 502(c) of the Bankruptcy Code for any reason or purpose, regardless of whether any of the Debtors or the Reorganized Debtors have previously objected to such Claim or whether the Bankruptcy Court has ruled on any such objection. The Bankruptcy Court shall retain jurisdiction to estimate any Claim at any time during litigation concerning any objection to any Claim, including, during the pendency of any appeal relating to any such objection. If the Bankruptcy Court estimates any contingent Claim, unliquidated Claim or Disputed Claim, that estimated amount shall constitute the maximum limitation on such Claim, and the Debtors or the Reorganized Debtors (other than New Permian Corp. and New Permian LLC) may pursue supplementary proceedings to object to the ultimate allowance of such Claim; provided, that such limitation shall not apply to Claims requested by the Debtors to be estimated for voting purposes only. All of the aforementioned objection, estimation and resolution procedures are cumulative and not exclusive of one another. Claims may be estimated and subsequently compromised, settled, withdrawn, or resolved by any mechanism approved by the Bankruptcy Court. Notwithstanding section 502(j) of the Bankruptcy Code, in no event shall any holder of a Claim that has been estimated pursuant to section 502(c) of the Bankruptcy Code or otherwise be entitled to seek reconsideration of such Claim unless the holder of such Claim has filed a motion requesting the right to seek such reconsideration on or before twenty (20) calendar days after the date such Claim is estimated by the Bankruptcy Court.
7.7    Interest. To the extent that a Disputed Claim becomes an Allowed Claim after the Effective Date, the holder of such Claim shall not be entitled to any interest that accrued thereon from and after the Effective Date.
ARTICLE VIII.
EXECUTORY CONTRACTS AND UNEXPIRED LEASES
8.1    General Treatment.
(a)    As of and subject to the occurrence of the Effective Date and the payment of any applicable Cure Amount, all executory contracts and unexpired leases of the Reorganized Debtors that do not relate to Employee Obligations shall be deemed assumed, unless such contract or lease (i) was previously assumed or rejected by the Debtors, pursuant to a Final Order of the Bankruptcy Court, (ii) previously expired or terminated pursuant to its own terms or by agreement of the parties thereto, (iii) is the subject of a motion to reject filed by the Debtors on or before the Confirmation Date, or

(iv) is specifically designated as a contract or lease to be rejected on the Schedule of Rejected Contracts.
(b)    As of and subject to the occurrence of the Effective Date and the payment of any applicable Cure Amount, all executory contracts of BBEP shall be deemed assumed and assigned to LegacyCo or New Permian LLC, as applicable, or otherwise rejected pursuant to the terms of the Plan.
(c)    As of and subject to the occurrence of the Effective Date, all executory contracts related to Employee Obligations shall be deemed rejected, unless such contract (a) previously expired or terminated pursuant to its own terms or by agreement of the parties thereto, (b) is the subject of a motion to reject filed by the Debtors on or before the Confirmation Date, or (c) is specifically designated as a contract to be assumed on the Schedule of Assumed Employee Obligations.
(d)    Subject to the occurrence of the Effective Date, entry of the Confirmation Order by the Bankruptcy Court shall constitute approval of the assumptions, assumptions and assignments, or rejections provided for in this Plan pursuant to sections 365(a) and 1123 of the Bankruptcy Code. Each executory contract and unexpired lease assumed or assumed and assigned pursuant to this Plan shall vest in and be fully enforceable by the applicable Reorganized Debtor in accordance with its terms, except as modified by the provisions of this Plan, any order of the Bankruptcy Court authorizing and providing for its assumption or assumption and assignment, or applicable law.
8.2    Determination of Cure Disputes and Deemed Consent.
(a)    Any monetary defaults under an assumed or assumed and assigned executory contract or unexpired lease, shall be satisfied, pursuant to section 365(b)(1) of the Bankruptcy Code, by payment of the default amount, as reflected in the applicable cure notice, in Cash on the Effective Date, subject to the limitations described below, or on such other terms as the parties to such executory contracts or unexpired leases and the Debtors may otherwise agree.
(b)    At least fourteen (14) days before the Confirmation Hearing, the Debtors shall distribute, or cause to be distributed, cure notices to the applicable third parties.  Any objection by a counterparty to an executory contract or unexpired lease to the proposed assumption, assumption and assignment, or related Cure Amount must be filed, served, and actually received by the Debtors at least seven (7) days before the Confirmation Hearing. Any counterparty to an executory contract or unexpired lease that fails to object timely to the proposed assumption, assumption and assignment, or Cure Amount will be deemed to have assented to such assumption, assumption and assignment, or Cure Amount. Notwithstanding anything herein to the contrary, in the event that any executory contract or unexpired lease is removed from the Schedule of Rejected Contracts after such 14-day deadline, a cure notice with respect to such executory contract or unexpired lease will be sent promptly to the counterparty thereof and a noticed hearing set to consider whether such executory contract or unexpired lease can be assumed or assumed and assigned, as applicable.
(c)    In the event of an unresolved dispute regarding (i) any Cure Amount, (ii) the ability of the Reorganized Debtors or any assignee to provide “adequate assurance of future performance” (within the meaning of section 365 of the Bankruptcy Code) under the executory contract or unexpired lease to be assumed, or (iii) any other matter pertaining to assumption, assignment, or the Cure Amounts required by section 365(b)(1) of the Bankruptcy Code, such dispute shall be resolved by a Final Order of the Bankruptcy Court (which may be the Confirmation Order).
(d)    If the Bankruptcy Court determines that the Cure Amount with respect to any executory contract or unexpired lease is greater than the amount set forth in the applicable cure notice, the Debtors or Reorganized Debtors, as applicable, will have the right to add such executory contract or unexpired lease to the Schedule of Rejected Contracts, in which case such executory contract or unexpired lease will be deemed rejected as of the Effective Date.
(e)    Assumption or assumption and assignment of any executory contract or unexpired lease pursuant to the Plan or otherwise shall result in the full release and satisfaction of any Claims against any Debtor or defaults by any Debtor, whether monetary or nonmonetary, including defaults of provisions restricting the change in control or ownership interest composition or other bankruptcy-related defaults, arising under any assumed executory contract or unexpired lease at any time before the date that the Debtors assume or assume and assign such executory contract or unexpired Lease. Any proofs of claim filed with respect to an executory contract or unexpired lease that has been assumed or assumed and assigned shall be deemed disallowed and expunged, without further notice to or action, order, or approval of the Bankruptcy Court.
8.3    Rejection Damages Claims. In the event that the rejection of an executory contract or unexpired lease hereunder results in damages to the other party or parties to such contract or lease, any Claim for such damages, if not heretofore evidenced by a timely filed proof of Claim, shall be forever barred and shall not be enforceable against the Debtors or the Reorganized Debtors, or their respective estates, properties or interests in property, unless a proof of Claim is filed with the Bankruptcy Court and served upon the Debtors or the Reorganized Debtors, as applicable, no later than thirty (30) days after the later of (i) the Confirmation Date or (ii) the effective date of the rejection of such executory contract or unexpired lease, as set forth on the Schedule of Rejected Contracts or order of the Bankruptcy Court. The Confirmation Order shall constitute the Bankruptcy Court’s approval of the rejection of all the leases and contracts identified in the Schedule of Rejected Contracts.
8.4    Payment of Cure Amounts. To the extent that a Cure Amount relates to a contract or lease that (i) solely benefits Legacy Assets (whether before or after the Effective Date) or will solely benefit LegacyCo, or (ii) solely benefits Permian Assets (whether before or after the Effective Date) or will solely benefit New Permian Corp., such Cure Amount shall be paid its Cash distribution from the Rights Offering Proceeds and Minimum Allocation Rights. To the extent that a Cure Amount relates to a contract that (A) will benefit New Permian Corp. post-Effective Date or benefits Permian Assets

(whether before or after the Effective Date) and (B) will benefit LegacyCo post-Effective Date or benefits Legacy Assets (whether before or after the Effective Date), such Cure Amount shall also be paid its Cash distribution from the Rights Offering Proceeds and Minimum Allocation Rights; provided, that New Permian Corp. shall reimburse LegacyCo for its pro rata share of all such amounts pursuant to the terms of the Transition Services Agreement.
8.5    Survival of the Debtors’ Indemnification Obligations. Any and all obligations of the Debtors pursuant to their corporate charters, bylaws, limited liability company agreements, memorandum and articles of association, or other organizational documents (including all Indemnification Obligations) to indemnify current and former officers, directors, agents, or employees with respect to all present and future actions, suits, and proceedings against the Debtors or such officers, directors, agents, or employees based upon any act or omission for or on behalf of the Debtors shall not be discharged, impaired, or otherwise affected by this Plan; provided, that the Reorganized Debtors shall not indemnify any persons for any claims or Causes of Action arising out of or relating to any act or omission that is a criminal act or constitutes fraud, gross negligence or willful misconduct. All such obligations shall be deemed and treated as executory contracts that are assumed by the Debtors under this Plan and shall continue as obligations of the Reorganized Debtors (other than New Permian Corp. and New Permian LLC). Any claim based on the Debtors’ obligations herein shall not be a Disputed Claim or subject to any objection, in either case, by reason of section 502(e)(1)(B) of the Bankruptcy Code. None of the Reorganized Debtors will amend and/or restate their respective governance documents before or after the Effective Date to terminate or adversely affect any obligations to provide such indemnification rights or such directors’, officers’, employees’, or agents’ indemnification rights and New Permian Corp. shall reimburse LegacyCo for such amounts to the extent set forth in the Transition Services Agreement.
8.6    Employee Obligations. The Reorganized Debtors (other than New Permian Corp. and New Permian LLC) shall honor all of the Employee Obligations in accordance with the Schedule of Assumed Employee Obligations; provided, that (i) the consummation of the transactions contemplated by the Plan shall not, in and of themselves, constitute a “change in control” with respect to any of the Employee Obligations and (ii) subject to and in accordance with the Employee Programs Order, the KEIP (as defined in the Employee Programs Order) shall terminate on the Effective Date and the participants in such program shall vest in and be entitled to the payments and compensation as expressly provided under the KEIP. Notwithstanding anything in the Employee Programs Order to the contrary, the KERP and the KEP (as such terms are defined in the Employee Programs Order), shall continue in full force and effect through December 31, 2017. Subject to clause (ii) above, to the extent that any of the Employee

Obligations constitute executory contracts, pursuant to sections 365 and 1123 of the Bankruptcy Code, each of them will be deemed rejected as of the Effective Date unless identified in the Schedule of Assumed Employee Obligations and shall be treated in accordance with this Article 8.
8.7    Insurance Policies. All insurance policies (including all D&O Liability Insurance Policies and tail coverage liability insurance) to which any Debtor is a party as of the Effective Date shall be deemed to be and treated as executory contracts and shall be assumed by the applicable Debtors or Reorganized Debtor and shall continue in full force and effect thereafter in accordance with their respective terms. All other insurance policies shall vest in the Reorganized Debtors.
8.8    Reservation of Rights.
(a)    The Debtors, with the consent of the Requisite Consenting Second Lien Creditors, may amend the Schedule of Assumed Employee Obligations and the Schedule of Rejected Contracts (with the consent of the Requisite Commitment Parties only to the extent that a contract relates to New Permian Corp. or the Permian Assets) and any cure notice through 4:00 p.m. (Eastern Time) on the Business Day immediately prior to the commencement of the Confirmation Hearing in order to (i) add, delete, or reclassify any executory contract or unexpired lease or amend a proposed assignment and/or (ii) amend the proposed Cure Amount; provided, that if the Confirmation Hearing is adjourned for a period of more than two (2) consecutive calendar days, the Debtors’ right to amend such schedules and notices shall be extended to 4:00 p.m. (Eastern Time) on the Business Day immediately prior to the adjourned date of the Confirmation Hearing, with such extension applying in the case of any and all subsequent adjournments of the Confirmation Hearing.
(b)    Neither the exclusion nor the inclusion by the Debtors of any contract or lease on any exhibit, schedule, or other annex to this Plan or in the Plan Supplement, nor anything contained in this Plan, will constitute an admission by the Debtors that any such contract or lease is or is not an executory contract or unexpired lease or that the Debtors or the Reorganized Debtors or their respective affiliates has any liability thereunder.
(c)    Except as explicitly provided in this Plan, nothing herein shall waive, excuse, limit, diminish, or otherwise alter any of the defenses, claims, Causes of Action, or other rights of the Debtors or the Reorganized Debtors under any executory or non-executory contract or unexpired or expired lease.
(d)    Nothing in this Plan will increase, augment, or add to any of the duties, obligations, responsibilities, or liabilities of the Debtors or the Reorganized Debtors, as applicable, under any executory or non-executory contract or unexpired or expired lease.

(e)    If there is a dispute regarding whether a contract or lease is or was executory or unexpired at the time of its assumption under this Plan, the Debtors or Reorganized Debtors, as applicable, shall have thirty (30) days following entry of a Final Order resolving such dispute to alter their treatment of such contract or lease.
8.9    Modifications, Amendments, Supplements, Restatements, or Other Agreements. Unless otherwise provided in the Plan, each executory contract or unexpired lease that is assumed shall include all modifications, amendments, supplements, restatements, or other agreements that in any manner affect such executory contract or unexpired lease, and executory contracts and unexpired leases related thereto, if any, including easements, licenses, permits, rights, privileges, immunities, options, rights of first refusal, and any other interests, unless any of the foregoing agreements has been previously rejected or repudiated or is rejected or repudiated under the Plan.
ARTICLE IX.
EFFECTIVENESS OF THE PLAN
9.1    Conditions Precedent to Confirmation of the Plan. The following are conditions precedent to confirmation of the Plan:
(a)    An order finding that the Disclosure Statement contains adequate information pursuant to section 1125 of the Bankruptcy Code shall have been entered by the Court;
(b)    The proposed Confirmation Order shall be in form and substance acceptable to the Debtors, the Requisite Commitment Parties, the Requisite Consenting Second Lien Creditors, the Revolving Credit Facility Agent, the DIP Facility Agent, the Exit Facility Agent, and to the extent that any provisions of the Confirmation Order affect Classes 5, 6, 7A or 7B they shall be acceptable to the Creditors’ Committee and all other provisions of the Confirmation Order shall be reasonably acceptable to the Creditors’ Committee; and
(c)    The Backstop Commitment Agreement and Restructuring Support Agreement shall be in full force and effect and binding on all parties thereto, and shall not have been terminated by the parties thereto.
9.2    Conditions Precedent to the Effective Date. The following are conditions precedent to the Effective Date of the Plan:
(a)    The Confirmation Order shall be in full force and effect, and no stay thereof shall be in effect;
(b)    The Backstop Commitment Agreement shall be in full force and effect and binding on the parties thereto and any conditions precedent to the respective obligations of the parties thereto shall have been satisfied or waived in accordance with the terms thereof, and New Permian Corp. shall have received proceeds of at least $775 million pursuant to the Rights Offering and the Minimum Allocation Rights;
(c)    The Put Option Premium shall have been paid to the parties entitled thereto;
(d)    The Restructuring Support Agreement shall not have been terminated by the parties thereto;
(e)    The Debtors shall have implemented the Restructuring Transactions and all transactions contemplated by this Plan and the Restructuring Support Agreement, in a manner materially consistent in all respects with the Restructuring Support Agreement and the Plan and in accordance with Section 6.9 hereto;
(f)    The Plan Supplement, including the Plan Documents, shall have been filed in form and substance as provided in the Restructuring Support Agreement;
(g)    The conditions to effectiveness of the Exit Facility Credit Agreement shall have been satisfied or waived in accordance with the terms thereof, and such agreement shall be in full force and effect and binding on all parties thereto;
(h)    The Debtors shall have received any authorizations, consents, regulatory approvals, rulings, letters, no-action letters, opinions, or documents that are necessary to implement the Plan (including, but not limited to, to implement or effectuate any of the Restructuring Transactions) and are required by law, regulation, or order;
(i)    The LegacyCo Organizational Documents shall be in full force and effect;
(j)    Each of the New Permian Corp. Certificate of Incorporation and New Permian Corp. Bylaws shall be in full force and effect;
(k)    The AUNC Trust shall have been created and the trust agreement for the AUNC Trust and any related documents necessary for the administration of the AUNC Trust shall have been executed and be in full force and effect;
(l)    Any other documents, instruments, and agreements necessary to effectuate the Plan shall have been effected or executed; and
(m)    The Plan shall not have been materially amended, altered or modified from the Plan as confirmed by the Confirmation Order, unless such material amendment, alteration or modification has been made in accordance with Section 12.6 of the Plan.
9.3    Satisfaction of Conditions. Except as otherwise provided herein, any actions required to be taken on the Effective Date shall take place and shall be deemed to have occurred simultaneously, and no such action shall be deemed to have occurred prior to the taking of any other such action. If the Debtors determine that any of the conditions precedent set forth in Sections 9.1 or 9.2 hereof cannot be satisfied and the occurrence of such conditions is not waived pursuant to Section 9.4, then the Debtors shall file a notice of the failure of the Effective Date with the Bankruptcy Court.
9.4    Waiver of Conditions. The conditions set forth in Sections 9.1 or 9.2 may be waived or modified only by the Debtors with the prior written consent of the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties, to the extent that any such waiver or modification adversely affects the treatment or rights of holders of Claims in Classes 5, 6, 7A or 7B, the Creditors’ Committee, and, to the extent such waiver or modification adversely affects the Revolving Credit Facility Claims, the DIP Facility Claims or the Exit Facility, the Revolving Credit Facility Agent, the DIP Agent or the Exit Facility Agent, as applicable, without notice, leave, or order of the Bankruptcy Court or any formal action other than proceedings to confirm or consummate the Plan.
9.5    Effect of Non-Occurrence of Effective Date. If the Effective Date does not occur on or before the Outside Date (as defined in the Restructuring Support Agreement), then: (a) the Plan will be null and void in all respects; (b) nothing contained in the Plan or the Disclosure Statement shall: (i) constitute a waiver or release of any Claims, Interests, or Causes of Action by an Entity; (ii) prejudice in any manner the rights of any Debtor or any other Entity; or (iii) constitute an admission, acknowledgment, offer, or undertaking of any sort by any Debtor or any other Entity; provided, that all provisions of the Backstop Commitment Agreement (including the obligation to pay the “Breakup Premium,” as that term is defined in the Backstop Commitment Agreement, in accordance with the terms and conditions of the Backstop Commitment Agreement) that survive termination of that agreement shall remain in effect in accordance with the terms thereof.
ARTICLE X.
EFFECT OF CONFIRMATION
10.1    Released and Settled Claims. Pursuant to section 1123 of the Bankruptcy Code and Bankruptcy Rule 9019, the Plan incorporates an integrated compromise, settlement and release of the Released and Settled Claims, to achieve a beneficial and efficient resolution of these Chapter 11 Cases for all parties in interest. The entry of the Confirmation Order shall constitute the Bankruptcy Court’s approval, as of the Effective Date, of the compromise or settlement of all such Released and Settled Claims and the Court’s determination that such compromises and settlements are in the best interests of the Debtors, their estates, the Reorganized Debtors, creditors and all other parties in interest, and are fair, equitable and within the range of reasonableness. The compromises, settlements and releases described herein shall be deemed nonseverable from each other and from all other terms of the Plan. On the Effective Date, the Standing Motion and Claim Objection shall be and shall be deemed to be dismissed with prejudice.

10.2    Binding Effect. Except as otherwise provided in section 1141(d)(3) of the Bankruptcy Code, and subject to the occurrence of the Effective Date, on and after the entry of the Confirmation Order, the provisions of this Plan shall bind every holder of a Claim against or Interest in any Debtor and inure to the benefit of and be binding on such holder’s respective successors and assigns, regardless of whether the Claim or Interest of such holder is impaired under this Plan and whether such holder has accepted this Plan.
10.3    Vesting of Assets. Upon the Effective Date, pursuant to sections 1141(b) and (c) of the Bankruptcy Code, all of the Permian Assets of the Debtors shall vest in New Permian LLC and all other assets and property of the Debtors shall vest in the Reorganized Debtors (other than New Permian Corp. and New Permian LLC), as applicable, free and clear of all Claims, Liens, charges, and other interests, except as otherwise provided herein. The Reorganized Debtors may operate their businesses and use, acquire, and dispose of property free of any restrictions of the Bankruptcy Code or the Bankruptcy Rules and in all respects as if there were no pending cases under any chapter or provision of the Bankruptcy Code, except as otherwise provided herein.
10.4    Release and Discharge of Debtors. Upon the Effective Date and in consideration of the distributions to be made hereunder, except as otherwise expressly provided herein, each holder (as well as any representatives, trustees, or agents on behalf of each holder) of a Claim or Existing BBEP Equity Interest and any affiliate of such holder shall be deemed to have forever waived, released, and discharged the Debtors, to the fullest extent permitted by section 1141 of the Bankruptcy Code, of and from any and all Claims, Existing BBEP Equity Interests, rights, and liabilities that arose prior to the Effective Date. Upon the Effective Date, all such Persons shall be forever precluded and enjoined, pursuant to section 524 of the Bankruptcy Code, from prosecuting or asserting any such discharged Claim against or terminated Existing BBEP Equity Interest in the Debtors.
10.5    Term of Injunctions or Stays. Unless otherwise provided herein or in a Final Order of the Bankruptcy Court, all injunctions or stays arising under or entered during the Chapter 11 Cases under section 105 or 362 of the Bankruptcy Code, or otherwise, and in existence on the Confirmation Date, shall remain in full force and effect until the later of the Effective Date and the date indicated in the order providing for such injunction or stay.
10.6    Injunction Against Interference with Plan. Upon entry of the Confirmation Order, all holders of Claims and Interests and other parties in interest, along with their respective present or former employees, agents, officers, directors, principals, and affiliates, shall be enjoined from taking any actions to interfere with the implementation or consummation of the Plan; provided, that nothing herein or in the Confirmation Order shall preclude, limit, restrict or prohibit any party in interest from seeking to enforce the terms of the Plan, the Confirmation Order, or any other agreement or instrument entered into or effectuated in connection with the consummation of the Plan.

10.7    Injunction.
(a)    Except as otherwise provided in this Plan or in the Confirmation Order, as of the entry of the Confirmation Order but subject to the occurrence of the Effective Date, all Persons who have held, hold, or may hold Claims or Interests are, with respect to any such Claim or Interest, permanently enjoined after the entry of the Confirmation Order from: (i) commencing, conducting, or continuing in any manner, directly or indirectly, any suit, action, or other proceeding of any kind (including, any proceeding in a judicial, arbitral, administrative, or other forum) against or affecting, directly or indirectly, a Debtor, a Reorganized Debtor, or an estate or the property of any of the foregoing, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons mentioned in this subsection (i) or any property of any such transferee or successor; (ii) enforcing, levying, attaching (including, any prejudgment attachment), collecting, or otherwise recovering in any manner or by any means, whether directly or indirectly, any judgment, award, decree, or order against a Debtor, a Reorganized Debtor, or an estate or its property, or any direct or indirect transferee of any property of, or direct or indirect successor in interest to, any of the foregoing Persons mentioned in this subsection (ii) or any property of any such transferee or successor; (iii) creating, perfecting, or otherwise enforcing in any manner, directly or indirectly, any encumbrance of any kind against a Debtor, a Reorganized Debtor, or an estate or any of its property, or any direct or indirect transferee of any property of, or successor in interest to, any of the foregoing Persons mentioned in this subsection (iii) or any property of any such transferee or successor; (iv) acting or proceeding in any manner, in any place whatsoever, that does not conform to or comply with the provisions of this Plan to the full extent permitted by applicable law; and (v) commencing or continuing, in any manner or in any place, any action that does not comply with or is inconsistent with the provisions of this Plan; provided, that nothing contained herein shall preclude such Persons who have held, hold, or may hold Claims against a Debtor or an estate from exercising their rights, or obtaining benefits, pursuant to and consistent with the terms of this Plan, the Confirmation Order, or any other agreement or instrument entered into or effectuated in connection with the consummation of the Plan.
(b)    By accepting distributions pursuant to this Plan, each holder of an Allowed Claim will be deemed to have affirmatively and specifically consented to be bound by this Plan, including, the injunctions set forth in this Section.
10.8    Exculpation. No Exculpated Party shall have or incur, and each Exculpated Party is hereby released and exculpated from, any Claim, Interest, obligation, suit, judgment, damage, demand, debt, right, Cause of Action, Released and Settled Claim, loss, remedy, or liability for any claim (including, but not limited to, any claim for breach of any fiduciary duty or any similar duty) in connection with or arising out of the administration of the Chapter 11 Cases; the negotiation and pursuit of the Exit Facility Documents, the Backstop Commitment Agreement,

the DIP Facility, the LegacyCo Management Incentive Plan, the New Permian Corp. Management Incentive Plan, the Disclosure Statement, the Plan, the Restructuring Transactions, the Rights Offering, the LegacyCo Contribution Agreement, the Exchange Agreement, the Permian Contribution Agreement, the creation of New Permian Corp., Legacy Co. or the AUNC Trust (including the Plan Documents, the Restructuring Support Agreement, and the trust agreement creating the AUNC Trust), or any agreement, transaction, or document related to any of the foregoing, or the solicitation of votes for, or confirmation of, this Plan; the funding of this Plan; the occurrence of the Effective Date; the administration of this Plan or the property to be distributed under this Plan; any membership in (including, but not limited to, on an ex officio basis), participation in, or involvement with the Creditors’ Committee; the structuring, negotiation, performance, or conducting of, participation in, or entry into, the Rights Offering and/or the Backstop Commitment Agreement (including, but not limited to, payment or receipt of the Put Option Premium), including by any member of the Creditors’ Committee; the issuance of Securities under or in connection with this Plan; or the transactions in furtherance of any of the foregoing; except for Claims related to any act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud or willful misconduct, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to this Plan. The Exculpated Parties and each of their respective affiliates, agents, directors, officers, employees, advisors, and attorneys have acted in compliance with the applicable provisions of the Bankruptcy Code with regard to the solicitation and distribution of Securities pursuant to this Plan and, therefore, are not, and on account of such distributions shall not be, liable at any time for the violation of any applicable law, rule, or regulation governing the solicitation of acceptances or rejections of this Plan or such distributions made pursuant to this Plan, including the issuance of Securities thereunder. This exculpation shall be in addition to, and not in limitation of, all other releases, indemnities, exculpations, and any other applicable law or rules protecting such Exculpated Parties from liability.
10.9    Releases.
(a)    Releases by the Debtors. As of the Effective Date, except for the rights that remain in effect from and after the Effective Date to enforce this Plan and the Plan Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, the service of the Released Parties to facilitate the reorganization of the Debtors, the implementation of the Restructuring, and except as otherwise provided in this Plan or in the Confirmation Order, the Released Parties are deemed forever released and discharged by the Debtors, the Reorganized Debtors, and the Debtors’ estates, in each case on behalf of themselves and their respective successors, assigns, and representatives and any and all other Entities who may purport to assert any Cause of Action or Released and Settled Claim derivatively, by or through the foregoing Entities, from any and all claims, interests, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, Released and Settled Claim, losses, remedies, or liabilities whatsoever, including any derivative claims, asserted or assertable on behalf of the Debtors, the Reorganized Debtors, or the Debtors’ estates, whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that the Debtors, the Reorganized Debtors, or the Debtors’ estates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in this Plan, the business or contractual arrangements between any Debtor and any Released Party (including, the Revolving Credit Documents and the Indentures), the DIP Facility, the Restructuring, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the Restructuring Transactions, the Rights Offering, the Exchange Agreement, the LegacyCo Contribution Agreement, the Permian Contribution Agreement, the creation of New Permian Corp., Legacy Co. or the AUNC Trust, the negotiation, formulation, or preparation of the Disclosure Statement, and this Plan and related agreements, instruments, and other documents (including the Plan Documents, the Restructuring Support Agreement and the trust agreement creating the AUNC Trust), the solicitation of votes with respect to this Plan, the Backstop Commitment Agreement, or the Rights Offering, any membership (including, but not limited to, on an ex officio basis), participation in, or involvement with the Creditors’ Committee, the structuring, negotiation, performance, or conducting of, participation in, or entry into, the Rights Offering and/or the Backstop Commitment Agreement (including, but not limited to, payment or receipt of the Put Option Premium), including by any member of the Creditors’ Committee, or any other act or omission, transaction, agreement, event, or other occurrence, except for Claims related to any act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud or willful misconduct, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to this Plan.
(b)    Releases by Holders of Claims and Interests. As of the Effective Date, except for the rights that remain in effect from and after the Effective Date to enforce the Plan and the Plan Documents, for good and valuable consideration, the adequacy of which is hereby confirmed, including, the service of the Released Parties to facilitate the reorganization of the Debtors and the implementation of the Restructuring, and except as otherwise provided in the Plan or in the Confirmation Order, the Released Parties, are deemed forever released and discharged by (i) subject to the penultimate sentence of this Section 10.9(b) of the Plan, holders of all Claims who vote to either accept or reject the Plan but do not opt out of granting the releases set forth herein (a “Release Opt-Out”), (ii) the Revolving Credit Facility

Agent, (iii) the Unsecured Notes Indenture Trustee, (iv) the DIP Facility Agent, and (v) the Statutory Committees from any and all claims, interests, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, Released and Settled Claims, losses, remedies, and liabilities whatsoever, including any derivative claims, asserted or assertable on behalf of the Debtors, and any claims for breach of any fiduciary duty (or any similar duty), whether known or unknown, foreseen or unforeseen, existing or hereinafter arising, in law, equity, or otherwise, that such holders or their affiliates would have been legally entitled to assert in their own right (whether individually or collectively) or on behalf of the holder of any Claim or Interest or other Entity, based on or relating to, or in any manner arising from, in whole or in part, the Debtors, the Chapter 11 Cases, the purchase, sale, or rescission of the purchase or sale of any Security of the Debtors or the Reorganized Debtors, the subject matter of, or the transactions or events giving rise to, any Claim or Interest that is treated in the Plan, the business or contractual arrangements between any Debtor and any Released Party (including, the Revolving Credit Documents and the Indentures), the DIP Facility, the Restructuring, the restructuring of any Claim or Interest before or during the Chapter 11 Cases, the Restructuring Transactions, the Rights Offering, the Exchange Agreement, the LegacyCo Contribution Agreement, the Permian Contribution Agreement, the creation of New Permian Corp., LegacyCo, or the AUNC Trust, the negotiation, formulation, or preparation of the Disclosure Statement, the Plan and related agreements, instruments, and other documents (including the Plan Documents, the Restructuring Support Agreement and the trust agreement creating the AUNC Trust), the solicitation of votes with respect to the Plan, the Backstop Commitment Agreement, or the Rights Offering, any membership in (including, but not limited to, on an ex officio basis), participation in, or involvement with the Creditors’ Committee, the structuring, negotiation, performance, or conducting of, participation in, or entry into, the Rights Offering and/or the Backstop Commitment Agreement (including, but not limited to, payment or receipt of the Put Option Premium), including by any member of the Creditors’ Committee, or any other act or omission, except for Claims related to any act or omission that is determined in a Final Order by a court of competent jurisdiction to have constituted actual fraud or willful misconduct, but in all respects such Entities shall be entitled to reasonably rely upon the advice of counsel with respect to their duties and responsibilities pursuant to the Plan. For the avoidance of doubt, notwithstanding the foregoing, a Release Opt-Out solely means that such holder (i) is electing to not release the Released Parties other than the Debtors, and (ii) shall not impair, limit or effect in any way the exculpation of the Exculpated Parties as set forth in Section 10.8 of the Plan. For the avoidance of doubt, the foregoing releases shall not release the indemnification rights of the (i) Secured Notes Indenture Trustee under the Secured Notes Indentures and any related documentation, and (ii) the Unsecured Notes Indenture Trustee under the Unsecured Notes Indentures and any related documentation.

(c)    Release of Liens. Except as otherwise specifically provided in the Plan or in any contract, instrument, release, or other agreement or document created pursuant to the Plan, including the Exit Facility Documents, on the Effective Date and concurrently with the applicable distributions made pursuant to the Plan and, in the case of a Secured Claim, satisfaction in full of the portion of the secured claim that is Allowed as of the Effective Date, all mortgages, deeds of trust, Liens, pledges, or other security interests against any property of the estates shall be fully released and discharged, and all of the right, title, and interest of any holder of such mortgages, deeds of trust, Liens, pledges, or other security interests shall revert to the Reorganized Debtors and their successors and assigns, in each case, without any further approval or order of the Bankruptcy Court and without any action or filing being required to be made by the Debtors.
(d)    Waiver of Statutory Limitations on Releases. Each releasing party in each of the releases contained in the Plan (including under Article X of the Plan) expressly acknowledges that although ordinarily a general release may not extend to claims which the releasing party does not know or suspect to exist in his favor, which if known by it may have materially affected its settlement with the party released, each releasing party has carefully considered and taken into account in determining to enter into the above releases the possible existence of such unknown losses or claims. Without limiting the generality of the foregoing, each releasing party expressly waives any and all rights conferred upon it by any statute or rule of law which provides that a release does not extend to claims which the claimant does not know or suspect to exist in its favor at the time of executing the release, which if known by it may have materially affected its settlement with the released party, including the provisions of California Civil Code Section 1542. The releases contained in Article X of the Plan are effective regardless of whether those released matters are presently known, unknown, suspected or unsuspected, foreseen or unforeseen.
10.10    Injunction Related to Releases and Exculpation. The Confirmation Order shall permanently enjoin the commencement or prosecution by any Person or Entity, whether directly, derivatively, or otherwise, of any Claims, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, losses, or liabilities released pursuant to this Plan, including, the claims, obligations, suits, judgments, damages, demands, debts, rights, Causes of Action, and liabilities released or exculpated in this Plan.
10.11    Subordinated Claims. The allowance, classification, and treatment of all Allowed Claims and Interests and the respective distributions and treatments thereof under this Plan take into account and conform to the relative priority and rights of the Claims and Interest in each Class in connection with any contractual, legal, and equitable subordination rights relating thereto, whether arising under general principles of equitable subordination, sections 510(a), 510(b), or 510(c) of the Bankruptcy Code, or otherwise. Pursuant to section 510 of the Bankruptcy Code, the Debtors reserve the right to reclassify any Allowed Claim (other than any Allowed

Revolving Facility Claims, DIP Facility Claims, Allowed Secured Notes Claim or Allowed Unsecured Notes Claim) or Interest in accordance with any contractual, legal, or equitable subordination relating thereto.
10.12    Avoidance Actions. From and after the Effective Date, the Reorganized Debtors shall waive the right to prosecute any avoidance, equitable subordination, or recovery actions that belong to the Debtors under chapter 5 of the Bankruptcy Code including sections 105, 502(d), 510, 542 through 551, and 553.
10.13    Retention of Causes of Action/Reservation of Rights.
(a)    Except as otherwise provided in Section 10.9 hereof, nothing herein or in the Confirmation Order shall be deemed to be a waiver or the relinquishment of any rights or Causes of Action that the Debtors or the Reorganized Debtors may have or which the Reorganized Debtors may choose to assert on behalf of their respective estates under any provision of the Bankruptcy Code or any applicable nonbankruptcy law, including (i) any and all Claims against any Person or Entity, to the extent such Person or Entity asserts a crossclaim, counterclaim, and/or Claim for setoff which seeks affirmative relief against the Debtors, the Reorganized Debtors, or their officers, directors, or representatives and (ii) for the turnover of any property of the Debtors’ estates; provided, that neither the Debtors nor the Reorganized Debtors shall preserve, retain, commence, prosecute or otherwise reserve any Claims or Cause of Action against (i) any Second Lien Noteholder, (ii) any Series B Interest Holder, (iii) the Secured Indenture Trustee, (iv) the Unsecured Senior Notes Groups (or any member thereof), (v) the Backstop Parties, or (vi) any of the forgoing Entities’ respective affiliates, agents, attorneys, advisors, professionals, officers, directors, and employees, including the Released and Settled Claims.
(b)    Nothing herein or in the Confirmation Order shall be deemed to be a waiver or relinquishment of any rights or Causes of Action, right of setoff, or other legal or equitable defense that the Debtors had immediately prior to the Petition Date, against or with respect to any Claim left unimpaired by the Plan. The Reorganized Debtors shall have, retain, reserve, and be entitled to assert all such claims, Causes of Action, rights of setoff, and other legal or equitable defenses that they had immediately prior to the Petition Date fully as if the Chapter 11 Cases had not been commenced, and all of the Reorganized Debtors’ legal and equitable rights with respect to any Claim left unimpaired by the Plan may be asserted after the Confirmation Date to the same extent as if the Chapter 11 Cases had not been commenced.
(c)    The Reorganized Debtors reserve (or receive) and shall retain the applicable Causes of Action notwithstanding the rejection of any executory contract or unexpired lease during the Chapter 11 Cases or pursuant to the Plan. In accordance with section 1123(b)(3) of the Bankruptcy Code, any Causes of Action that a Debtor may hold against any Entity shall vest in the Reorganized Debtors in accordance with the terms hereof. The Reorganized Debtors shall have the exclusive right, authority, and discretion to determine and to initiate, file, prosecute, enforce, abandon, settle, compromise, release, withdraw, or litigate to judgment any such Causes of Action and to decline to do any of the foregoing without the consent or approval of any third party or further notice to or action, order, or approval of the Bankruptcy Court.
10.14    Preservation of Causes of Action. No Entity may rely on the absence of a specific reference in the Plan, the Plan Supplement, or the Disclosure Statement to any Cause of Action against them as any indication that the Debtors or the Reorganized Debtors will not pursue any and all available Causes of Action against them. The Debtors and the Reorganized Debtors expressly reserve all rights to prosecute any and all Causes of Action against any Entity, except as otherwise expressly provided herein.
10.15    Special Provisions for Governmental Units. Solely with respect to Governmental Units, nothing herein shall limit or expand the scope of discharge, release, or injunction to which the Debtors or the Reorganized Debtors are entitled under the Bankruptcy Code. Further, nothing herein, including Sections 10.8 and 10.9 hereof, shall discharge, release, enjoin, or otherwise bar (a) any liability of the Debtors or the Reorganized Debtors to a Governmental Unit arising on or after the Confirmation Date with respect to events occurring on or after the Confirmation Date, (b) any liability to a Governmental Unit that is not a Claim, (c) any valid right of setoff or recoupment of a Governmental Unit, (d) any police or regulatory action by a Governmental Unit, (e) any environmental liability to a Governmental Unit that the Debtors, the Reorganized Debtors, any successors thereto, or any other Person or Entity may have as an owner or operator of real property after the Effective Date, and (f) any liability to a Governmental Unit on the part of any Persons or Entities other than the Debtors or the Reorganized Debtors, provided, that nothing in this Section 10.15 shall affect the Debtors’ releases in Section 10.9 hereof, nor shall anything herein enjoin or otherwise bar any Governmental Unit from asserting or enforcing, outside the Bankruptcy Court, any of the matters described in clauses (a) through (f) above.
10.16    Protections Against Discriminatory Treatment. Consistent with section 525 of the Bankruptcy Code and the Supremacy Clause of the U.S. Constitution, all Entities, including Governmental Units, shall not discriminate against the Reorganized Debtors or deny, revoke, suspend, or refuse to renew a license, permit, charter, franchise, or other similar grant to, condition such a grant to, discriminate with respect to such a grant against, the Reorganized Debtors, or another Entity with whom the Reorganized Debtors have been associated, solely because each Debtor has been a debtor under chapter 11 of the Bankruptcy Code, has been insolvent before the commencement of the Chapter 11 Cases (or during the Chapter 11 Cases but before the Debtors are granted or denied a discharge), or has not paid a debt that is dischargeable in the Chapter 11 Cases.
10.17    Document Retention. On and after the Effective Date, the Reorganized Debtors may maintain documents in accordance with the Debtors’ standard document retention policy, as may be altered, amended, modified, or supplemented by the Reorganized Debtors.

ARTICLE XI.
RETENTION OF JURISDICTION
11.1    Jurisdiction of Bankruptcy Court. On and after the Effective Date, the Bankruptcy Court shall retain exclusive jurisdiction of all matters arising under, arising out of, or related to the Chapter 11 Cases and the Plan pursuant to, and for the purposes of, sections 105(a) and 1142 of the Bankruptcy Code and for, among other things, the following purposes:
(a)    To hear and determine motions for the assumption, assumption and assignment, or rejection of executory contracts or unexpired leases and the allowance of Claims resulting therefrom;
(b)    To determine any motion, adversary proceeding, application, contested matter, and other litigated matter pending on or commenced before or after the Confirmation Date, including, any proceeding with respect to a Cause of Action or Avoidance Action;
(c)    To ensure that distributions to holders of Allowed Claims are accomplished as provided herein;
(d)    To consider Claims or the allowance, classification, priority, compromise, estimation, or payment of any Claim, including any Administrative Expenses;
(e)    To enter, implement, or enforce such orders as may be appropriate in the event the Confirmation Order is for any reason stayed, reversed, revoked, modified, or vacated;
(f)    To issue injunctions, enter and implement other orders, and take such other actions as may be necessary or appropriate to restrain interference by any Person with the consummation, implementation, or enforcement of the Plan, the Confirmation Order, or any other order of the Bankruptcy Court;
(g)    To hear and determine any application to modify the Plan in accordance with section 1127 of the Bankruptcy Code and to remedy any defect or omission or reconcile any inconsistency in the Plan, the Disclosure Statement, or any order of the Bankruptcy Court, including the Confirmation Order, in such a manner as may be necessary to carry out the purposes and effects thereof;
(h)    To hear and determine all applications under sections 330, 331, and 503(b) of the Bankruptcy Code for awards of compensation for services rendered and reimbursement of expenses incurred prior to the Confirmation Date;

(i)    To hear and determine disputes arising in connection with or related to the interpretation, implementation, or enforcement of the Plan, the Confirmation Order, any transactions or payments contemplated herein, or any agreement, instrument, or other document governing or relating to any of the foregoing;
(j)    To hear and determine disputes arising in connection with Disputed Claims;
(k)    To take any action and issue such orders as may be necessary to construe, enforce, implement, execute, and consummate the Plan or to maintain the integrity of the Plan following consummation;
(l)    To recover all assets of the Debtors and property of the Debtors’ estates, wherever located;
(m)    To determine such other matters and for such other purposes as may be provided in the Confirmation Order;
(n)    To hear and determine matters concerning state, local, and federal taxes in accordance with sections 346, 505, and 1146 of the Bankruptcy Code (including the expedited determination of taxes under section 505(b) of the Bankruptcy Code);
(o)    To enforce all orders previously entered by the Bankruptcy Court;
(p)    To hear and determine any other matters related hereto and not inconsistent with the Bankruptcy Code and title 28 of the United States Code;
(q)    To resolve any disputes concerning whether a Person or entity had sufficient notice of the Chapter 11 Cases, the Disclosure Statement, any solicitation conducted in connection with the Chapter 11 Cases, any bar date established in the Chapter 11 Cases, or any deadline for responding or objecting to a Cure Amount, in each case, for the purpose for determining whether a Claim or Interest is discharged hereunder or for any other purpose;
(r)    To determine any other matters or adjudicate any disputes that may arise in connection with or are related to the Plan, the Disclosure Statement, the Confirmation Order, the Plan Supplement, or any document related to the foregoing; provided that the Court shall not retain jurisdiction over disputes concerning documents contained in the Plan Supplement that have a jurisdictional, forum selection or dispute resolution clause that refers disputes to a different court;
(s)    To hear and determine all disputes involving the existence, nature, or scope of the Debtors’ discharge, including any dispute relating to any liability arising out of the termination of employment or the termination of any employee or retiree benefit program, regardless of whether such termination occurred prior to or after the Effective Date;

(t)    To hear and determine any rights, claims, or causes of action held by or accruing to the Debtors or the Reorganized Debtors pursuant to the Bankruptcy Code or any federal or state statute or legal theory;
(u)    To enforce all orders, judgments, injunctions, releases, exculpations, indemnifications, and rulings entered in connection with the Chapter 11 Cases;
(v)    To hear any other matter not inconsistent with the Bankruptcy Code; and
(w)    To enter a final decree closing the Chapter 11 Cases.
To the extent that the Bankruptcy Court is not permitted under applicable law to preside over any of the forgoing matters, the reference to the “Bankruptcy Court” in this Article XI shall be deemed to be replaced by the “District Court.” Nothing in this Article XI shall expand the exclusive jurisdiction of the Bankruptcy Court beyond that provided by applicable law.
ARTICLE XII
MISCELLANEOUS PROVISIONS
12.1    Dissolution of Statutory Committees. On the Effective Date, the Statutory Committees shall dissolve, the current and former members of the Statutory Committees, including any ex officio members, and their respective officers, employees, counsel, advisors and agents, shall be released and discharged of and from all further authority, duties, responsibilities and obligations related to and arising from and in connection with the Chapter 11 Cases, except for the limited purpose of prosecuting (i) requests for allowances of compensation and reimbursement of expenses incurred prior to the Effective Date or (ii) any appeals of the Confirmation Order.
12.2    Substantial Consummation. On the Effective Date, the Plan shall be deemed to be substantially consummated under sections 1101 and 1127(b) of the Bankruptcy Code.
12.3.    Exemption from Transfer Taxes.
(a)    Pursuant to section 1146(a) of the Bankruptcy Code, the issuance, transfer, or exchange of any Security or property hereunder or in connection with the transactions contemplated hereby, the creation, filing, or recording of any mortgage, deed of trust, or other security interest, the making, assignment, filing, or recording of any lease or sublease, or the making or delivery of any deed, bill of sale, or other instrument of transfer under, in furtherance of, or in connection with the Plan, including, the distribution of the LegacyCo Units, or any agreements of consolidation, deeds, bills of sale, or assignments executed in connection with any of the transactions contemplated herein, shall constitute a “transfer under a plan” within the purview of section 1146 of the Bankruptcy Code and shall not be subject to any document recording tax, stamp tax, conveyance fee, intangibles or similar tax, mortgage tax, stamp act, real estate transfer tax, mortgage recording tax, Uniform Commercial Code filing or recording fee, or other similar tax or governmental assessment in the United States.
(b)    To the maximum extent provided by section 1146(a) of the Bankruptcy Code and applicable nonbankruptcy law, the Restructuring Transactions shall not be taxed under any law imposing a stamp tax or similar tax.
12.4    Expedited Tax Determination. The Reorganized Debtors may request an expedited determination of taxes under section 505(b) of the Bankruptcy Code for all returns filed for or on behalf of the Debtors or the Reorganized Debtors for all taxable periods of the Debtors through the Effective Date.
12.5    Payment of Statutory Fees. On the Effective Date, and thereafter as may be required, each of the Debtors shall (a) pay all the respective fees payable pursuant to section 1930 of chapter 123 of title 28 of the United States Code, together with interest, if any, pursuant to section 3717 of title 31 of the United States Code, until the earliest to occur of the entry of (i) a final decree closing such Debtor’s Chapter 11 Case, (ii) a Final Order converting such Debtor’s Chapter 11 Case to a case under chapter 7 of the Bankruptcy Code, or (iii) a Final Order dismissing such Debtor’s Chapter 11 Case, and (b) be responsible for the filing of consolidated post-confirmation quarterly status reports with the Bankruptcy Court in accordance with Rule 3021-1 of the Southern District of New York Local Bankruptcy Rules, which status reports shall include reports on the disbursements made by each of the Debtors.
12.6    Plan Modifications and Amendments. The Plan may be amended, modified, or supplemented by the Debtors or the Reorganized Debtors, as applicable, with the consent of the Requisite Consenting Second Lien Creditors, the Requisite Commitment Parties, to the extent that it adversely affects the treatment or rights of holders of Claims in Classes 5, 6, 7A or 7B, the Creditors’ Committee, and, to the extent it adversely affects the Revolving Credit Facility Claims, the DIP Facility Claims or the Exit Facility, the Revolving Credit Facility Agent, the DIP Facility Agent or the Exit Facility Agent, as applicable, in the manner provided for by section 1127 of the Bankruptcy Code or as otherwise permitted by law without additional disclosure pursuant to section 1125 of the Bankruptcy Code, except as the Bankruptcy Court may otherwise direct; provided that any such alteration, amendment or modification is consistent with the Restructuring Support Agreement. In addition, after the Confirmation Date, so long as such action does not materially and adversely affect the treatment of holders of Claims hereunder, the Debtors may, with the consent of the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties, and, to the extent such action adversely affects the Revolving Credit Facility Claims, the DIP Facility Claims or the Exit Facility, the Revolving Credit Facility Agent, the DIP Facility Agent or the Exit Facility Agent, as applicable, institute proceedings in the Bankruptcy Court to remedy any defect or omission or reconcile any inconsistencies in the Plan or the

Confirmation Order with respect to such matters as may be necessary to carry out the purposes and effects of the Plan and any holder of a Claim that has accepted the Plan shall be deemed to have accepted the Plan as so amended, modified, or supplemented. Prior to the Effective Date, the Debtors may make appropriate technical adjustments and modifications to the Plan without further order or approval of the Bankruptcy Court; provided, that such technical adjustments and modifications do not materially and adversely affect the treatment of holders of Claims and that any such technical adjustment or modification is consistent with the Restructuring Support Agreement. Notwithstanding any provision of this Plan to the contrary or that is silent on the issue of consent rights, all documents, exhibits, and schedules related the Plan or Restructuring Transactions including, the Plan, Disclosure Statement, Confirmation Order, the Plan Documents, the Plan Supplement, and the Exit Facility Documents must be acceptable to the Requisite Consenting Second Lien Creditors and the Requisite Commitment Parties.
12.7    Revocation or Withdrawal of Plan.
(a)    The Debtors may revoke, withdraw, or delay consideration of the Plan prior to the Confirmation Date, either entirely or with respect to one or more of the Debtors, and to file subsequent amended plans of reorganization. If the Plan is revoked, withdrawn, or delayed with respect to fewer than all of the Debtors, such revocation, withdrawal, or delay shall not affect the enforceability of the Plan as it relates to the Debtors for which the Plan is not revoked, withdrawn, or delayed. If the Debtors revoke the Plan in its entirety, the Plan shall be deemed null and void. In such event, nothing herein shall be deemed to constitute a waiver or release of any Claim by or against the Debtors or any other Person or to prejudice in any manner the rights of the Debtors or any other Person in any further proceedings involving the Debtors.
(b)    Notwithstanding the foregoing Section 12.7(a), if the Debtors take any action to attempt to withdraw such Plan from the docket of the Bankruptcy Court or the Debtors refuse, for any reason, to take any and all commercial reasonable actions to implement or support the Restructuring Transactions, then: (a) immediately, at such time and without any further order of the Court, the Debtors will no longer be proponents of this the Plan and the Second Lien Group and the Unsecured Notes Group will become proponents of this Plan; provided, that if the exclusive periods of the Debtors have not been terminated as of such time, the Debtors shall remain nominal proponents of the Plan solely for the purposes of section 1121 until the expiration or termination of such exclusive periods; and (b) any and all provisions and consent rights or requirement that any document or transaction be “acceptable” or other terms under this Plan referencing “Weil,” the “Debtor,” or the “Debtors” are, and shall continue to be, in full force and effect with respect to the Consenting Creditors (as defined under the Restructuring Support Agreement) as if such provisions were written without reference to “Weil,” the “Debtor,” or the “Debtors.”
12.8    Courts of Competent Jurisdiction. If the Bankruptcy Court abstains from exercising, or declines to exercise, jurisdiction or is otherwise without jurisdiction over any matter arising out of the Plan, such abstention, refusal, or failure of jurisdiction shall have no effect upon and shall not control, prohibit, or limit the exercise of jurisdiction by any other court having competent jurisdiction with respect to such matter.
12.9    Severability. If, prior to entry of the Confirmation Order, any term or provision of the Plan is held by the Bankruptcy Court to be invalid, void, or unenforceable, the Bankruptcy Court, in each case at the election and request of the Debtors, with the consent of the Requisite Consenting Second Lien Creditors and Requisite Commitment Parties, and, to the extent such term or provision affects the Revolving Credit Facility Claims, the DIP Facility Claims or the Exit Facility, the Revolving Facility Agent, the DIP Facility Agent or the Exit Facility Agent, as applicable, may alter and interpret such term or provision to make it valid or enforceable to the maximum extent practicable, consistent with the original purpose of the term or provision held to be invalid, void, or unenforceable, and such term or provision shall then be applicable as altered or interpreted. Notwithstanding any such holding, alteration, or interpretation, the remainder of the terms and provisions of the Plan shall remain in full force and effect and shall in no way be affected, impaired, or invalidated by such holding, alteration, or interpretation. The Confirmation Order shall constitute a judicial determination and provide that each term and provision hereof, as it may have been altered or interpreted in accordance with the foregoing, is (a) valid and enforceable pursuant to its terms; (b) integral to the Plan and may not be deleted or modified except in accordance with the terms of the Plan; and (c) nonseverable and mutually dependent.
12.10    Governing Law. Except to the extent the Bankruptcy Code or other U.S. federal law is applicable, or to the extent a schedule hereto, or a schedule in the Plan Supplement expressly provides otherwise, the rights, duties, and obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without giving effect to the principles of conflicts of law thereof to the extent they would result in the application of the laws of any other jurisdiction.
12.11    Schedules. The schedules and exhibits to the Plan and the Plan Supplement are incorporated into, and are part of, the Plan as if set forth herein.
12.12    Successors and Assigns. All the rights, benefits, and obligations of any Person named or referred to herein shall be binding on, and inure to the benefit of, the heirs, executors, administrators, successors, and/or assigns of such Person.
12.13    Time. In computing any period of time prescribed or allowed herein, unless otherwise set forth herein or determined by the Bankruptcy Court, the provisions of Bankruptcy Rule 9006 shall apply.
12.14    Notices. To be effective, all notices, requests, and demands to or upon the Debtors, the Second Lien Group, the Creditors’ Committee, the Equity Committee, or the Revolving Credit Facility Agent shall be in writing (including by facsimile or electronic transmission) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when actually delivered, or in the case of notice by facsimile transmission, when received and telephonically confirmed, addressed as follows:

If to the Debtors, to:
Breitburn Energy Partners LP
707 Wilshire Boulevard
Suite 4600
Los Angeles, California 90017
Attn: Gregory Brown, General Counsel
Telephone: (213) 225-5900, Ext. 294
Telecopier: (213) 225-5917
E-mail: gbrown@breitburn.com

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153
Attn: Ray C. Schrock, P.C., Stephen Karotkin
Telephone: (212) 310-8000
Telecopier: (212) 310-8007
E-mail: ray.schrock@weil.com, stephen.karotkin@weil.com

If to the Second Lien Group, to:
Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022
Attn: Christopher Marcus, P.C.
Telephone: (212) 446-4800
Telecopier: (212) 446-4900
E-mail: christopher.marcus@kirkland.com
Kirkland & Ellis LLP 300 North LaSalle Chicago, IL 60654 Attention: Steven N. Serajeddini Telephone: (312) 862-2000 Telecopier: (312) 862-2200 E-mail address: steven.serajeddini@kirkland.com
If to the Requisite Commitment Parties, to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, NY 10036
Attn: Ira Dizengoff
Telephone: (212) 872-1096
Facsimile: (212) 872-1002
Email: idizengoff@akingump.com

Akin Gump Strauss Hauer & Feld LLP
1333 New Hampshire Avenue, N.W.
Washington, DC 20036
Attn: Scott Alberino, Daniel Fisher
Telephone: (202) 887-4121
Facsimile: (202) 887-4288
Email: salberino@akingump.com, dfisher@akingump.com

White & Case LLP
1221 Avenue of the Americas
New York, NY 10020
Attn: Harrison Denman
Telephone: (212) 819-2567
Facsimile:(212) 354-8113
Email: hdenman@whitecase.com

If to the Creditors’ Committee, to:
Milbank, Tweed, Hadley & McCloy LLP
2029 Century Park East, 33rd Floor
Los Angeles, CA 90067
Attn: Gregory Bray, Esq., Paul Aronzon,
Telephone: (424) 386-4000
Telecopier: (213) 629-5063
E-mail: gbray@milbank.com, paronzon@milbank.com

If to the Equity Committee, to:
Proskauer Rose LLP
Eleven Times Square
New York, NY 10036
Attn: Martin J. Bienenstock, Vincent Indelicato
Telephone: (212) 969-3000
Telecopier: (212) 969-2900
E-mail: mbienenstock@proskauer.com, vindelicato@proskauer.com

If to the Revolving Credit Facility Agent, to:
Wells Fargo Bank, N.A.
1000 Louisiana St.
9th Floor - Energy Group
Houston, TX 77002
Attn: Michael A. Tribolet
Telephone: (713) 319-1326
Email: Michael.A.Tribolet@wellsfargo.com

and

Wells Fargo Bank, National Association
Wells Fargo Law Department
333 S. Grand Avenue, Suite 1040
Los Angeles, CA 90071
Attn: David S. Rauch, Esq.
Telephone: (213) 253-6569
Facsimile: (213) 628-9918
Email: david.s.rauch@wellsfargo.com

Winston & Strawn LLP
333 S. Grand Avenue, 38th Floor
Los Angeles, CA 90071
Attn: Eric E. Sagerman, Justin E. Rawlins,
Telephone: (213) 615-1700
Telecopier: (213) 615-1750
Email: esagerman@winston.com, jrawlins@winston.com

and

Winston & Strawn LLP
200 Park Avenue
New York, NY 10166-4193
Attn: David Neier, Carey D. Schreiber
Telephone: (212) 294-6700
Facsimile: (212) 294-4700
Email: dneier@winston.com, cschreiber@winston.com

After the occurrence of the Effective Date, the Reorganized Debtors have authority to send a notice to Entities that in order to continue to receive documents pursuant to Bankruptcy Rule 2002, such Entities must file a renewed request to receive documents pursuant to Bankruptcy Rule 2002. After the occurrence of the Effective Date, the Reorganized Debtors are authorized to limit the list of Entities receiving documents pursuant to Bankruptcy Rule 2002 to those Entities that have filed such renewed requests.

12.15    Reservation of Rights. Except as otherwise provided herein, this Plan shall be of no force or effect unless the Bankruptcy Court enters the Confirmation Order. None of the filing of this Plan, any statement or provision of this Plan, or the taking of any action by the Debtors with respect to this Plan shall be or shall be deemed to be an admission or waiver of any rights of the Debtors with respect to any Claims or Interests prior to the Effective Date.

Dated:	New York, New York
November 28, 2017
Respectfully submitted,
BREITBURN ENERGY PARTNERS LP
By: /s/ Halbert S. Washburn

Name:	Halbert S. Washburn

Title:	Chief Executive Officer
BREITBURN GP LLC
BREITBURN OPERATING LP
BREITBURN OPERATING GP LLC
BREITBURN MANAGEMENT COMPANY LLC
BREITBURN FINANCE CORPORATION
ALAMITOS COMPANY
BEAVER CREEK PIPELINE, L.L.C.
BREITBURN FLORIDA LLC
BREITBURN OKLAHOMA LLC
BREITBURN SAWTELLE LLC
BREITBURN TRANSPETCO GP LLC
BREITBURN TRANSPETCO LP LLC
GTG PIPELINE LLC
MERCURY MICHIGAN COMPANY, LLC
PHOENIX PRODUCTION COMPANY
QR ENERGY, LP
QRE GP, LLC
QRE OPERATING, LLC
TERRA ENERGY COMPANY LLC
TERRA PIPELINE COMPANY LLC
TRANSPETCO PIPELINE COMPANY, L.P

EXHIBIT I

BREITBURN ENERGY PARTNERS LP
SUMMARY OF PROPOSED TERMS AND CONDITIONS
This Summary of Proposed Terms and Conditions (this “Term Sheet”) outlines certain key terms to resolve certain matters, including treatment of the Prepetition Lenders under the Debtor’s Plan (all capitalized terms not defined, as defined below). This Term Sheet is for discussion purposes only and, notwithstanding any discussion concerning proposed exit facilities by and among the Borrower, the other Loan Parties as Guarantors, the Prepetition Lenders, and the Administrative Agent, is neither a proposal nor a commitment to provide financing. Nothing in this Term Sheet is binding on any party and no party will be bound to any commitment or agreement until such time, if any, as Definitive Documentation shall have been executed and delivered among the parties with express reference to such commitment or agreement and approved by the Bankruptcy Court (as defined below). The outlined offered terms are subject to change, withdrawal or modification in the sole discretion of the Administrative Agent or the Loan Parties, are subject to the Administrative Agent’s approval of the form and content of the Definitive Documentation. This Term Sheet does not constitute (nor shall it be construed as) an offer with respect to any securities or a solicitation of acceptances or rejections as to any Chapter 11 plan, it being understood that such solicitation, if any, only will be made in compliance with the applicable provisions of all applicable law. For purposes of this Term Sheet “Definitive Documentation” means all documents related to the Debtors’ Plan, including, without limitation, the disclosure statement related to the Plan, Plan, and Confirmation Order. The actual terms and conditions upon which credit, if any, may ultimately be extended are subject to satisfactory completion of due diligence, satisfactory documentation and such other terms and conditions as are determined in the sole discretion of the Administrative Agent. No party shall be entitled to rely on any statement or representation made by any other party or its representatives except as ultimately set forth in final, executed Definitive Documentation, if any. This Term Sheet is confidential, and, except to the extent agreed to by the Administrative Agent and the Borrower, shall not be disclosed to any person other than the Loan Parties, the Prepetition Lenders, potential agents, potential lenders and their attorneys and other advisors, and then only on a confidential basis and in connection with considering whether to agree to the Definitive Documentation. This Term Sheet is proffered in the nature of a settlement proposal in furtherance of settlement discussions and is intended to be entitled to the protections of Federal Rule of Evidence 408, Evidence Code section 1152, and any other applicable statutes or doctrines. Capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to such terms in the Prepetition Credit Agreement (as defined below).

Prepetition Facility:
The senior secured revolving credit facility (the “Prepetition Facility”) provided by Wells Fargo Bank, National Association, as administrative agent (the “Prepetition Agent”), and certain lenders (the “Prepetition Lenders”) pursuant to that certain Third Amended and Restated Credit Agreement dated as of November 19, 2014 (as amended, supplemented or otherwise modified, the “Prepetition Credit Agreement”) by and among Breitburn Operating LP (together with its affiliated debtors in chapter 11, the “Debtors”), as borrower, Breitburn Energy Partners LP (“BBEP”), as parent guarantor, and the Prepetition Agent and the Prepetition Lenders.

Borrower:	Breitburn Operating LP, a Delaware limited partnership (the “Borrower”).

Guarantors:	The obligations of (a) the Borrower under the Facilities (as defined below), (b) any Loan Party (as defined below) under any hedging agreements entered into between such Loan Party and any counterparty that is a Lender (as defined below) (or any affiliate thereof) and (c) any Loan Party under any treasury management arrangements between such Loan Party and a Lender (or any affiliate thereof) (collectively, the “Obligations”) will be unconditionally guaranteed, on a joint and several basis, by (i) each guarantor of the facilities under the Prepetition Facility (other than BBEP), including each person identified on Annex A, (ii) any other entity of which the Borrower is a direct wholly-owned subsidiary, collectively, the “Parent”), (iii) each other entity formed or otherwise continuing through the Plan as a successor to the Debtors (other than the Borrower, Permian Co. and Parent) and (iv) each other wholly-owned, material domestic restricted subsidiary of the Borrower (collectively with the Parent, the “Guarantors” and, collectively with the Borrower, the “Loan Parties”; and such guarantee being referred to as the “Guarantee”). All Guarantees shall be guarantees of payment and not of collection.

Chapter 11 Plan:
The chapter 11 plan (the “Plan”) of the Debtors pursuant to chapter 11 of title 11 of the United States Code filed in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”), which is attached to the Plan support agreement. The Plan (a) shall provide for treatment of the Prepetition Lenders consistent with this Term Sheet and (b) shall give effect to the transactions contemplated by the Definitive Documentation and this Term Sheet.

Lead Arrangers and	Wells Fargo Securities, LLC (“Wells Fargo Securities”), Citigroup

Bookrunners:
Global Markets Inc., JP Morgan Chase Bank, N.A., Barclays Bank PLC, BMO Capital Markets Corp. and Capital One, N.A. will act as joint lead arrangers and bookrunners (each in such capacity, including any affiliates acting in such capacity, collectively, the “Lead Arrangers”).

Administrative Agent, Issuing	Wells Fargo Bank, National Association (the “Administrative Agent”,

Bank and Swingline Lender:	the “Issuing Bank” or the “Swingline Lender”, as the case may be). Additional Issuing Banks and Swingline Lenders may be added with the consent of the Borrower and the Administrative Agent.

Lenders:	Each Prepetition Lender (for purposes of the Facilities, each a “Lender” and, collectively, the “Lenders”).

Facilities:
A senior secured amended and restated Term Facility and a senior secured amended and restated Revolving Facility (each as defined below and, collectively, the “Facilities”), that shall become effective on the effective date of the Plan (the “Plan Effective Date”), as follows:

(a)	Term Facility. The new term loans shall be non-amortizing, interest-only term loans (the “Term Loans”)under a term facility (the “Term Facility” and the lenders under such Term Facility, the “Term

Lenders”) deemed made by each Prepetition Lender to the Borrower on the Closing Date that does not elect to become a Revolving Lender, in a principal amount based upon such Term Lender’s pro rata share of the prepetition obligations under the Prepetition Facility (the “Prepetition Obligations”). The Term Facility shall be secured pari passu with the Revolving Facility on a “last out” basis.

(b)
Revolving Facility. Each Prepetition Lender that elects to become a revolving lender (collectively, the “Revolving Lenders”) by agreeing to provide a commitment in respect of a revolving facility (the “Revolving Facility” and the loans under such Revolving Facility, the “Revolving Loans”) shall be allocated its pro rata share of revolving commitments such that the total revolving commitment amount shall be in an amount equal to the lesser of (i) (A) the Borrowing Base and (B) an initial aggregate principal amount of $400,000,000, as adjusted from time to time in accordance with the provisions herein, secured pari passu with the Term Facility on a “first-out” basis less (ii) the aggregate principal amount of the Term Facility on the Closing Date.

The Revolving Facility will include a subfacility for (i) standby letters of credit (each, a “Letter of Credit”) in the aggregate principal amount not to exceed the lesser of (x) the aggregate principal amount of the Revolving Facility and (y) $100,000,000, and (ii) a subfacility for swingline loans (each, a “Swingline Loan”) in the aggregate principal amount not to exceed the lesser of (x) the aggregate principal amount of the Revolving Facility and (y) $50,000,000, each on customary terms and conditions.

Borrowing Base and Borrowing	Availability under the Revolving Facility shall be subject to a borrowing

Base Redetermination:
base (the “Borrowing Base”), which shall be initially determined and periodically redetermined (each such redetermination a “Borrowing Base Redetermination”) as set forth below and otherwise on terms not less restrictive than the Prepetition Credit Agreement unless consented to by Administrative Agent in its sole discretion.

On the Closing Date, the initial Borrowing Base, inclusive of the Term Facility, shall be deemed to equal $400,000,000. Thereafter, a Borrowing Base Redetermination shall occur on October 1, 2018 (the “First Scheduled Redetermination Date”), and thereafter on April 1 and October 1 of each year until the Revolving Facility is indefeasibly repaid or satisfied in full in cash and the commitments thereunder are terminated.
Interim Borrowing Base Redeterminations shall be implemented upon (a) the request of the Administrative Agent or the requisite Lenders (a “Lender Wild Card Redetermination”), or (b) the request of the Borrower; provided that (i) that there shall be no Lender Wild Card Redetermination prior to the First Scheduled Redetermination Date, (ii)

there shall be no more than one Lender Wild Card Redetermination in any fiscal year and (iii) there shall be no more than one interim Borrowing Base Redetermination made at the request of the Borrower between each scheduled Borrowing Base Redetermination.
Additionally, the Borrower may elect to cause an interim Borrowing Base Redetermination contemporaneously with the consummation of any acquisitions of oil and gas properties to which associated proven reserves represent at least 5% of the Borrowing Base.
In the event the total outstanding balance of the Revolving Facility is greater than the Borrowing Base (a “Borrowing Base Deficiency”) at the time of any Borrowing Base Redetermination, the Borrower shall, within 30 days after notice from Administrative Agent of the new or adjusted Borrowing Base, notify Administrative Agent of the Borrower’s election to exercise one, or a combination of, the following options in order to cure such Borrowing Base Deficiency: (a) repay the Borrowing Base Deficiency (after giving effect to any action taken under clause (c) below) in a single lump sum for application to the Revolving Facility (as set forth in the “Mandatory Prepayments” section below); (b) repay the Borrowing Base Deficiency (after giving effect to any action taken under clause (c) below) in five monthly installments equal to one-fifth of such Borrowing Base Deficiency with the first such installment due 30 days after notice from Administrative Agent of the new or adjusted Borrowing Base and each following installment due 30 days after the preceding installment for application to the Revolving Facility (as set forth in the “Mandatory Prepayments” section below); or (c) provide additional collateral acceptable to the Administrative Agent, in the Administrative Agent’s sole discretion, to increase the Borrowing Base.

Mandatory Borrowing Base	If the sum of (a) the aggregate Borrowing Base value of oil and gas

Reductions:
properties disposed of (including through casualty and condemnation but excluding any disposition to a Loan Party) (i) during the period from the Closing Date to the date of the First Scheduled Redetermination Date and (ii) thereafter, during any period between scheduled Borrowing Base Redeterminations plus (b) the net effect of hedge modifications and early terminations of the Loan Parties to hedge agreements given credit in setting the Borrowing Base during such period, is greater than 5% of the Borrowing Base, then the Borrowing Base shall be automatically reduced by an amount equal to the aggregate Borrowing Base value of such oil and gas properties as determined by the Administrative Agent in the Administrative Agent’s sole discretion, based upon the engineered value attributed to such properties in the most recent Reserve Report.

If the Loan Parties and their subsidiaries incur any junior or unsecured indebtedness (subject to any baskets set forth herein and other baskets and exceptions to be mutually agreed between the Borrower and the Administrative Agent), then the Borrowing Base shall be automatically reduced by 25% of the stated principal amount of such indebtedness.

Closing Date:	The Plan Effective Date (the “Closing Date”).

Use of Proceeds:
The proceeds of the Facilities shall be used to (a) repay all obligations under the Debtor-in-Possession Credit Agreement dated as of May 19, 2016 (as amended, the “DIP Facility”) by and among Breitburn Operating LP, as borrower, Breitburn Energy Partners LP, as parent guarantor, Wells Fargo Bank, National Association, as administrative agent and certain lenders, (b) pay amounts required to be paid under the Plan, including any amounts owed to the Office of the United States Trustee, (c) pay fees and expenses in connection with emergence from the bankruptcy cases and (d) fund ongoing working capital requirements and other general corporate purposes.

Financing Documentation:
The Facilities will be documented in exit financing documents that are substantially consistent with the Prepetition Credit Agreement (and including EEA Bail-In provisions, customary sanctions provisions and definitions updates, including policies and procedures in respect thereof, and as otherwise mutually agreed with the Administrative Agent and the Borrower, and as otherwise set forth in this Term Sheet), including loan agreements, guarantees, promissory notes, borrowing base certificates, compliance and other customary certificates, commitment letter, fee letter, and collateral documents required to grant and perfect the Lenders’ first priority security interest in the collateral, including without limitation, security agreements, pledge agreements, financing statements, mortgages, deposit account control agreements, security account control agreements, and intellectual property security agreements each of which shall be consistent with the foregoing principles; provided that such documentation shall (a) contain terms and conditions set forth in this term sheet and such other changes as may be mutually agreed by the Borrower and the Administrative Agent and (b) give due regard to (i) current market terms for restructured reserve-based revolving credit facilities for borrowers emerging from bankruptcy and (ii) the operational and strategic requirements of the Parent and its subsidiaries (collectively, the “Financing Documentation” and the principles described therein, the “Documentation Principles”).

Collateral:
The Obligations will be secured by valid and perfected first priority (subject to certain exceptions set forth in the Financing Documentation) security interests in and liens on all of the following (collectively, the “Collateral”):

(a)
(i) 100% of the equity interests of all present and future domestic subsidiaries of any Loan Party (other than the equity interests of Breitburn GP LLC and the equity interests of any FSHCO) and (ii) 65% of the voting equity interests and 100% of the non-voting equity interests of all present and future first-tier Foreign Subsidiaries and FSHCOs of any Loan Party;

(b)
Substantially all of the tangible and intangible personal property and assets of the Loan Parties (including, without limitation, all equipment, inventory and other goods, accounts, licenses, contracts, intercompany loans, intellectual property and other general intangibles, deposit accounts, securities accounts and other investment property and cash, subject to any mutually agreed baskets);

(c)	Oil and gas properties representing not less than 95% of the NYMEX Strip PV-9 of the total proved reserves of the Loan Parties included in the most recent Reserve Report; and

(d)
All other oil and gas properties (including undeveloped acreage, but excluding proved reserves) upon which the Loan Parties have granted the Prepetition Agent for the benefit of the Prepetition Lenders a lien pursuant to mortgages granted under the Prepetition Facility or DIP Facility to the extent still owned by the Loan Parties;

in each case, subject to exceptions for Excluded Property (to be defined as mutually agreed).
“Foreign Subsidiary” shall mean any direct or indirect subsidiary of Parent organized under the laws of any jurisdiction other than the United States, any state thereof or the District of Columbia.
“FSHCO” shall mean any direct or indirect domestic subsidiary of Parent substantially all of the assets of which consist of the equity and/or securities of one or more Foreign Subsidiaries.
All such security interests in personal property and all liens on oil and gas properties and other real property will be created pursuant to the Financing Documentation.

Interest Rates:
At the Borrower’s option, loans (other than Swingline Loans) will bear interest based on the Base Rate or LIBOR, plus the applicable Interest Margin (as defined below). Swingline Loans will bear interest at the Base Rate plus the applicable Interest Margin.

The interest margin (“Interest Margin”) shall be:

(a)
in the case of the Revolving Facility, based upon utilization of the Borrowing Base (expressed as a percentage of outstanding loans and Letters of Credit under the Revolving Facility divided by the Borrowing Base) an Interest Margin according to the following grid:

Utilization	LIBOR+	ABR+
< 30.0%	2.50%	1.50%
≥ 30.0%; < 60.0%	2.75%	1.75%
≥ 60.0%; < 90.0%	3.00%	2.00%
≥ 90.0%	3.50%	2.50%
and in the case of the Term Facility, an Interest Margin of 2.00% for LIBOR loans and 1.00% for Base Rate loans;
provided that in no event shall LIBOR be less than zero.

Fees:
(a)    Unused Line Fee. The Borrower shall pay to the Administrative Agent, for the account of the Revolving Lenders, an unused line fee (the “Unused Line Fee”) in an amount according to the following grid:

Commitment Utilization	Rate
< 50.0%	0.375%
<>50.0%	0.50%
“Commitment Utilization” shall mean an amount equal to the average daily difference between (a) the total commitment of the Revolving Facility and (b) the aggregate outstanding balance of the Revolving Facility.
All accrued Unused Line Fees will be fully earned and due and payable monthly in arrears for the account of the Lenders under the Revolving Facility and will accrue from the Closing Date.

(b)
Upfront Fees. The Borrower shall pay to Wells Fargo Securities, for the account of each of the Revolving Lenders, upfront fees which will be due and payable as follows: (i) an aggregate amount equal to 0.15% times the aggregate principal amount of the Revolving Facility, which shall be earned and payable in full in cash on the Closing Date; and (ii) an aggregate amount equal to 0.30% times the aggregate principal amount of the Revolving Facility on the Closing Date, which shall be earned and payable in full in cash on the one (1) year anniversary of the Closing Date.

(c)
Letter of Credit Fees. The Borrower shall pay to the Administrative Agent for the account of the Revolving Lenders a Letter of Credit fee (due quarterly) equal to the product of the LIBOR Margin and the undrawn amount of each Letter of Credit. In addition, Borrower shall pay to the Administrative Agent for the account of any Issuing Bank a fronting fee equal to the product of 0.20% and the undrawn amount of each Letter of Credit.

(d)	Other Fees. The Borrower shall pay other fees set forth in a separate fee letter.

Maturity Date:	(a) Revolving Facility. The final maturity of the Revolving Facility will occur on the 4-year anniversary of the Closing Date.

(b)	Term Facility. The final maturity of the Term Facility will occur on the 7-year anniversary of the Closing Date.

Amortization:	None.

Mandatory Prepayments:
(a)    Borrowing Base Redeterminations. The Revolving Facility will be required to be repaid in the amount of any Borrowing Base Deficiency arising or resulting from the circumstances described under the section “Borrowing Base and Borrowing Base Redetermination” above as set forth in such section.

(b)
Borrowing Base Reductions. The Revolving Facility will be required to be prepaid in connection with any Borrowing Base Deficiency arising or resulting from the circumstances described under the section “Mandatory Borrowing Base Reductions” above as set forth in such section.

(c)
Anti-Hoarding. If as of the last business day of any calendar week any of the Revolving Loans are outstanding and the Loan Parties have Excess Cash (other than the proceeds of a borrowing that are expected to be used within 3 business days of such borrowing), then the Borrower shall within 2 business days prepay the Revolving Loans in an amount equal to such Excess Cash. As used herein, “Excess Cash” means the amount of unrestricted cash and cash equivalents of Parent and the other Loan Parties in excess of $75,000,000 in the aggregate (excluding (i) cash earmarked to pay unaffiliated third party obligations or to affiliates on account of transactions not prohibited under the Financing Documentation for which checks have been issued or wires or ACH have been initiated, (ii) cash or cash equivalents of the Loan Parties constituting purchase price deposits held in escrow pursuant to a binding and enforceable purchase and sale agreement with a third party containing customary provisions regarding the payment and refunding of such deposits, (iii) cash and cash equivalents held in any of the following accounts in the ordinary course of business:

(a) accounts designated and used solely for payroll or employee benefits; (b) cash collateral accounts with respect to Letters of Credit; (c) trust accounts held and used exclusively for the payment of taxes of the Loan Parties, including for the payment of taxes by direct (and, in the case of holding through an entity that is fiscally transparent for U.S. federal income taxes, indirect) partners of the Loan Parties; and (d) suspense, escrow or trust accounts designated and used exclusively for property reclamation deposits in respect of abandonment and remediation obligations, royalty, net profit interest and/or working interest payments owing to third parties or in respect of any such amounts owed by third parties to any Loan Party and (iv) royalty obligations, working interest obligations, production payments, vendor payments, and severance and ad valorem taxes of the Loan Parties due and owing within 3 business days to unaffiliated third parties and for which the Loan Parties will issue checks or initiate wires or ACH transfers within such 3 business day period). In the event net cash proceeds received by a Loan Party in connection with any asset sale, casualty event or swap termination that are required to be used to make payments under the Loan Agreement are swept as being Excess Cash, then the Borrower shall be deemed to have made any other mandatory prepayment required to be made in respect of such proceeds.
All such mandatory prepayments made under

(i)
clauses (a) and (b) above will be applied, first, to prepay outstanding loans under the Revolving Facility (without a permanent reduction in commitments thereunder), second, in the case of clauses (a) and (b) above, to cash collateralize Letters of Credit outstanding under the Revolving Facility for so long as a Borrowing Base Deficiency remains and third, to prepay outstanding loans under the Term Facility (with a corresponding permanent reduction in commitments thereunder); and

(ii)	clause (c) above will be applied to prepay outstanding loans under the Revolving Facility (without a permanent reduction in commitments thereunder).

Optional Prepayments and	Loans under the Revolving Facility may be prepaid at any time, in

Commitment Reductions:
whole or in part, at the option of the Borrower, upon notice to the Administrative Agent and in minimum principal amounts and in multiples to be mutually agreed upon with the Administrative Agent, without premium or penalty (except LIBOR breakage costs). Any optional prepayment of the Revolving Facility will be applied to prepay outstanding loans (without a permanent reduction in commitments thereunder unless so elected by the Borrower).

The unutilized portion of the commitments under the Revolving Facility may be terminated, in whole or in part, at the option of the Borrower,

upon notice to the Administrative Agent and in minimum principal amounts and in multiples to be mutually agreed with the Administrative Agent.
After prepayment in full of the Revolving Loans and cash collateralization of Letters of Credit outstanding under the Revolving Facility and termination of the commitments under the Revolving Facility, the Term Loans may be prepaid, in whole or in part, at the option of the Borrower, upon notice and in minimum principal amounts and in multiples to be mutually agreed, without premium or penalty (except LIBOR breakage costs). Notwithstanding anything to the contrary herein, in no event shall any payments be made to satisfy any amounts outstanding under the Term Facility unless the amounts outstanding under the Revolving Facility are indefeasibly paid or satisfied (or are contemporaneously being indefeasibly repaid or satisfied) in full in cash on a final basis, the Letters of Credit outstanding under the Revolving Facility have been cash collateralized and the commitments thereunder are terminated.

Conditions to Closing:
In addition to the “Conditions to All Extensions of Credit” section below, the closing of the Facilities and, with regard to the Revolving Facility (if applicable), the making of the initial extensions of credit thereunder, will be subject to satisfaction of usual and customary conditions precedent, including but not limited to the following (collectively, the “Conditions to Closing”):

1.
the Plan and any related order of the Bankruptcy Court, including, without limitation, the entry of the order confirming the Plan (the “Confirmation Order”), shall be in form and substance reasonably satisfactory to the Administrative Agent, including approval of the Facilities, and releases and exculpations, it being agreed that the Plan to which this Term Sheet is attached is satisfactory in form and substance to the Administrative Agent;

2.
the Confirmation Order shall be in full force and effect and shall not have been stayed, reversed, vacated or otherwise modified in a manner material and adverse to interests of the Administrative Agent and the Revolving Lenders or otherwise contrary to this Term Sheet;

3.
the Plan Effective Date shall have occurred, all conditions precedent to the effectiveness of the Plan shall have been (or shall be concurrently with the closing of the Facilities) fulfilled or waived as permitted therein, including, without limitation, all transactions contemplated in the Plan or in the Confirmation Order to occur on the Plan Effective Date shall have been (or shall be concurrently with the closing of the Facilities) substantially consummated in accordance with the terms thereof and in compliance with applicable law, Bankruptcy Court and regulatory approvals;

4.
the Administrative Agent shall have received satisfactory evidence as to the payment in full on the Closing Date of all material administrative expense claims, priority claims and other claims required to be paid upon the Closing Date;

5.
there shall have been no material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Loan Parties taken as a whole (other than as a result of the events leading up to or arising from the commencement or continuance of the bankruptcy proceedings or the confirmation of the Plan) from the date of the Revolving Lenders providing their commitment to the Revolving Facility through the date of the closing of the Revolving Facility;

6.
(a) execution and delivery of the Financing Documentation and (b) the Administrative Agent and the Term Lenders and Revolving Lenders will have received (i) customary legal opinions as to the Loan Parties and the Financing Documentation (including, without limitation, customary opinions of local counsel), (ii) customary resolutions or other evidence of authority and incumbency, customary officers’ certificates, good standing certificates, in each case with respect to the Borrower and the Guarantors, and a solvency certificate for the Borrower and its subsidiaries on a consolidated basis after giving effect to the transactions contemplated by this Term Sheet on the Closing Date and (iii) flood hazard diligence and documentation as required by the federal Flood Disaster Protection Act of 1973 or otherwise in a manner satisfactory to the Term Lenders and Revolving Lenders;

7.
all documents and filings required to perfect or evidence the Administrative Agent’s first priority security interest in and liens on the Collateral (including, without limitation, all certificates evidencing pledged capital stock or membership or partnership interests, as applicable, with accompanying executed stock powers, all UCC financing statements to be filed in the applicable government UCC filing offices, all intellectual property security agreements to be filed with the United States Copyright Office or the United States Patent and Trademark Office, as applicable, all deposit account and securities account control agreements and all mortgages, deeds of trust and real property filings) shall have been executed and/or delivered and, to the extent applicable, be in proper form for filing; provided, however, to the extent the Borrower and the Guarantors cannot deliver any such items (other than UCC financing statements and certificates evidencing pledged capital stock or membership or partnership interests) after the use of commercially reasonable efforts to do so by the Closing Date, the Borrower and the Guarantors shall be afforded a post-closing period of 30 days (or such other period as the Administrative Agent may agree in its sole discretion) to deliver such documentation;

8.
the Prepetition Obligations shall receive the treatment outlined in this Term Sheet and the Plan, the Prepetition Facility shall have been amended and restated pursuant to the Plan, and the DIP Facility shall have been repaid in full (or, in the case of outstanding letters of credit, rolled into the Revolving Facility on terms and conditions satisfactory to the issuing banks under the Revolving Facility and the Administrative Agent) and the commitments thereunder terminated, and all security interests related thereto shall have been terminated substantially concurrently with the Closing Date;

9.
the Administrative Agent shall have received an ACORD evidence of insurance certificate evidencing coverage of the Loan Parties and their respective subsidiaries and naming the Administrative Agent in such capacity for the Lenders as additional insured on all liability policies (subject to customary exceptions) and loss payee on all property insurance policies;

10.	all required governmental and third party consents and approvals shall have been obtained by the Loan Parties and shall be in full force and effect;

11.
all fees and documented out-of-pocket expenses required to be paid on the Closing Date in connection with the Facilities, including the reasonable documented out-of-pocket fees and expenses of counsel and financial advisors to the Administrative Agent, shall have been paid in full in cash;

12.
the Parent and its consolidated subsidiaries shall demonstrate liquidity of not less than $100,000,000 on the Closing Date, after giving effect to the transactions contemplated hereby and under the Plan;

13.
prior to or concurrently with the initial borrowings under the Facilities, the Borrower shall have received no less than $765,000,000 in proceeds from the sale to PermianCo of certain of the Debtors’ acreage and related assets (including producing wells, existing infrastructure and all other proved developing producing (PDP) assets), including all rights to develop such acreage and related business operations; and

14.
the Administrative Agent shall have received an updated business plan for the Borrower and its subsidiaries after giving effect to the transactions contemplated hereby and under the Plan on the Closing Date (the “Business Plan”) and such Business Plan shall be in form and substance reasonably acceptable to the Administrative Agent.

Conditions to All Extensions of	Each extension of credit under the Facilities will be subject to

Credit:
satisfaction of the following: (a) all of the representations, warranties, and covenants (including compliance with anti-cash hoarding) in the Financing Documentation shall be true and correct in all material respects (or if qualified by materiality or material adverse effect, in all respects) as of the date of such extension of credit, or if such representation speaks as of an earlier date, as of such earlier date; (b) no default or event of default under the Facilities shall have occurred and be continuing or would result from such extension of credit; and (c) delivery of a customary borrowing notice.

Cash Management:
The Loan Parties and their subsidiaries shall maintain their cash management system as it existed prior to the Closing Date for the benefit of the Facilities, with such changes as may be mutually agreed by the Administrative Agent and the Borrower.

Representations and	The Financing Documentation will contain representations and warranties

Warranties:
subject to exceptions and materiality thresholds as are usual and customary for transactions of this type as mutually agreed (which will be applicable to the Loan Parties and their restricted subsidiaries).

Affirmative Covenants:
The Financing Documentation will contain affirmative covenants subject to limitations and modifications as are usual and customary for transactions of this type as mutually agreed (which will be applicable to the Loan Parties and their restricted subsidiaries).

Negative Covenants:
The Financing Documentation will contain negative covenants subject to limitations and modifications as are usual and customary for transactions of this type as mutually agreed (which will be applicable to the Loan Parties and their restricted subsidiaries):

(a)	limitation on liens;

(b)	limitation on disposition of assets;

(c)	limitation on consolidations and mergers;

(d)	limitation on loans and investments;

(e)	limitation on indebtedness (including a prohibition on junior indebtedness until the first measurement date of (and compliance with) the Total Net Leverage Ratio referenced below);

(f)	limitation on transactions with affiliates;

(g)	limitations on margin stock;

(h)	limitations on contingent obligations;

(i)
limitations on restricted payments (including, (i) restrictions on payments and prepayments of certain junior and unsecured debt and (ii) customary restrictions on dividends, distributions, redemptions and repurchases of equity), including an exception for customary tax distributions; provided that restricted payments shall be permitted as long as (i) no default or event of default exists before or after giving effect thereto, (ii) pro forma availability under the Revolving Facility is greater than 20%, (iii) the pro forma Total Net Leverage Ratio is less than 2.50 to 1.00 and (iv) the Administrative Agent shall have received a certificate as to compliance with such conditions (including calculations therefor);

(j)	limitations on derivative contracts (as set forth in greater detail below);

(k)	limitations on (A) changes to the nature of the Loan Parties’ business and (B) amendments to (i) organization documents, (ii) material subordinated indebtedness and (iii) corporate structure;

(l)	limitations on accounting changes;

(m)	ERISA compliance;

(n)	limitations on restrictions affecting the ability of subsidiaries to guarantee the loans, grant liens securing the loans or make distributions to the Borrower;

(o)	limitations on transactions with Breitburn Collingwood Utica LLC (“Breitburn Utica”), for so long as Breitburn Utica is an unrestricted subsidiary; and

(p)	limitations on amendments to documents governing certain junior and unsecured debt.

Financial Covenants:	Limited to the following financial covenants:

(a)
Total Net Leverage Ratio. As of the last day of any fiscal quarter, commencing with the first full fiscal quarter after the Closing Date, the ratio of Total Net Indebtedness (as defined below) to EBITDAX for the trailing twelve months then ending (the “Total Net Leverage Ratio”) shall not exceed 4.00 to 1.00.

(b)
“Current Ratio” means, as of the last day of any fiscal quarter, commencing with the last day of the first full fiscal quarter ending after the Closing Date, the ratio of (a) consolidated current assets (including the unused amount of the commitments under the Revolving Facility, unless a default exists, but excluding non-cash assets under ASC 815 and excluding cash collateral) to (b) consolidated current liabilities (excluding (i) non-cash obligations under ASC 815, (ii) current maturities of long term debt (including in respect of the Obligations) and (iii) non-cash liabilities recorded in connection with stock-based or similar incentive based compensation awards or arrangements), shall not be less than 1.00 to 1.00.
“Total Net Indebtedness” shall mean debt for borrowed money (including obligations evidenced by bonds, notes and similar instruments), direct obligations arising under letters of credit surety bonds and similar instruments, capital leases and purchase money debt, deferred purchase price of property or services (other than trade accounts payable in the ordinary course of business), guarantees in respect of the foregoing types of debt, and all debt of the foregoing types of any partnership or joint venture in which the Borrower or a subsidiary is a general partner or joint venturer, unless such debt is expressly made non-recourse minus unrestricted cash and cash equivalents and cash and cash equivalents restricted in favor of the Administrative Agent or any Lender in an aggregate amount not to exceed $50,000,000.
“EBITDAX” shall be defined in a manner substantially consistent with the definition thereof in the Prepetition Credit Agreement (including an add-back for fees and transaction costs incurred by the Loan Parties in connection with the bankruptcy cases and the transactions contemplated hereby, and unusual, one-time or non-recurring restructuring charges incurred during the first two fiscal quarters following the Closing Date not to exceed 10% of EBITDAX for such quarter (calculated prior to giving effect to to such adjustment)); provided that EBITDAX for each of the four fiscal quarters ending before the Closing Date shall be deemed to equal $32,500,000/quarter.
For purposes of determining compliance with the financial covenants, any cash equity contribution (which shall be common equity or otherwise in a form acceptable to the Administrative Agent) made to the Borrower after the last day of any fiscal quarter and on or prior to the day that is ten days after the day on which financial statements are required to be delivered for that fiscal quarter will, at the request of the Borrower, be included in the calculation of EBITDAX and/or current assets solely for the purposes of determining compliance with such financial covenant at the end of such fiscal quarter and applicable subsequent periods which include such fiscal quarter (any such equity contribution so included in the calculation of EBITDAX or current assets, a “Specified Equity Contribution”); provided (a) the Borrower will be permitted to request that a Specified Equity Contribution be included in the calculation of EBITDAX and/or current assets with respect to any fiscal quarter (i) no more than twice during any consecutive four fiscal quarter period, and (ii) no more than four times in the aggregate during the term of the Facilities; (b) each Specified Equity Contribution will be no greater than the amount required to cause the Borrower to be in compliance with the financial covenants; (c) all Specified Equity Contributions and the use of proceeds thereof will be disregarded for all other purposes under the Facilities; and (d) subject to other customary qualifications and limitations on Specified Equity Contributions.

Hedging Requirements:
Minimum Hedging. The Borrower shall enter into hedging agreements with Lenders (or any of their respective affiliates; provided that no more than 10% of the aggregate notional volumes (with appropriate conversions for crude oil, natural gas and natural gas liquids units) under hedge agreements may come from hedge agreements with affiliates of Lenders) with a term of no more than thirty-three months to limit or reduce market price risk with respect to at least 50% of expected production of oil and gas from “proved developed producing” reserves and at least 20% of expected production of oil and gas from “proved developed non-producing” and “proved undeveloped” reserves for a term maturing 33-months immediately following the Closing Date, as determined by reference to the most recent Reserve Report within (a) in the case of “proved developed producing” reserves and “proved developed non-producing” reserves, 90 days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion) and (b) in the case of “proved undeveloped” reserves, 180 days following the Closing Date (or such later date as the Administrative Agent may agree in its sole discretion).

Maximum Hedging. The Borrower may enter into hedging agreements with Lenders (or any of their respective affiliates; provided that no more than 10% of the aggregate notional volumes (with appropriate conversions for crude oil, natural gas and natural gas liquids units) under hedge agreements may come from hedge agreements with affiliates of Lenders) with a term of no more than sixty months to limit or reduce market price risk, subject to customary adjustments for asset sales and early termination options acceptable to hedge providers; provided that no such hedging agreement, at the time it is entered into, when aggregated with all permitted hedging agreements, requires the Loan Parties, collectively, to deliver volumes in excess of the sum of 90% of the “proved developed producing” reserves, 50% of “proved developed non-producing” and 50% of “proved undeveloped” reserves for each month in years 1, 2, 3, 4 and 5, each as determined by reference to the most recent Reserve Report.

Events of Default:
Substantially similar to the events of default in the Prepetition Credit Agreement, except as mutually agreed with the Administrative Agent and as otherwise set forth in this Term Sheet, each subject to limitations and modifications as are usual and customary for transactions of this type as mutually agreed (which will be applicable to the Loan Parties and their subsidiaries (other than (i) immaterial subsidiaries (which are not Loan Parties) for the bankruptcy defaults and (ii) unrestricted subsidiaries (which are not Loan Parties) except to the extent provided in the Prepetition Credit Agreement)).

Amendments and Waivers:
Amendments and waivers of the Financing Documentation will require the approval of the Revolving Lenders (that are non-defaulting Revolving Lenders) holding more than 50% of the aggregate amount of the commitments in respect of the Revolving Facility, except that the consent of (a) each Revolving Lender (that is a non-defaulting Revolving Lender) shall be required in connection with (i) any increase of the Borrowing Base and (ii) changing any provision specifying the number or percentage of Revolving Lenders required to amend or waive any Financing Documentation (other than a provision amendments or waivers with respect to the matters set forth in clauses (c) and (d) below which shall require the consent of each Lender (that is a non-defaulting Lender), (b) Revolving Lenders (that are non-defaulting Revolving Lenders) holding more than 66-2/3% of the aggregate amount of the commitments in respect of the Revolving Facility shall be required to decrease or maintain the Borrowing Base, (c) each Lender shall be required in connection with (i) changing any provision specifying the number or percentage of Lenders (that are non-defaulting Lenders) required to amend or waive any Financing Documentation in respect of the matters described in this clause (c) and clause (d) below and (ii) releasing any guarantor (except in connection with a permitted transaction) or all or substantially all of the Collateral, and (d) each affected Lender shall be required in connection with (i) any increase or extension of its commitment, (ii) the postponement of any scheduled date for payment of principal, interest, fees or other amount payable to such Lender, (iii) any reduction in the principal amount of any loan, interest rate (other than the waiver of default interest), fee or other amount payable to such Lender and (iv) altering the pro rata sharing of payments.

Expenses and Indemnification:	Usual and customary for facilities of this type as may be mutually agreed.

Governing Law:	State of New York.

ANNEX A

GUARANTORS

Guarantor	Jurisdiction of Organization
Breitburn GP LLC	Delaware
Breitburn Operating GP LLC	Delaware
Breitburn Management Company LLC	Delaware
Breitburn Florida LLC	Delaware
Breitburn Oklahoma LLC	Delaware
Breitburn Sawtelle LLC (f/k/a Breitburn Fulton LLC)	Delaware
Breitburn Transpetco GP LLC	Delaware
Breitburn Transpetco LP LLC	Delaware
Transpetco Pipeline Company, L.P.	Delaware
Breitburn Finance Corporation	Delaware
Beaver Creek Pipeline, L.L.C.	Michigan
Alamitos Company	California
Phoenix Production Company	Wyoming
GTG Pipeline LLC	Virginia
Mercury Michigan Company, LLC	Michigan
Terra Energy Company LLC	Michigan
Terra Pipeline Company LLC	Michigan
QR Energy, LP	Delaware
QRE GP, LLC	Delaware
QRE Operating, LLC	Delaware

EXHIBIT II

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
CHARLIE A. SMITH	CROWN OIL PARTNERS, LLC	07/29/2008	FEE	SEC 7, BLK 35, T-2-S, T&P RY. CO. SVY, GLASSCOCK CO, TX, S&E DEPTHS SHALLOWER THAN 100' BELOW DEEPEST PROD FORM IN 82.685 AC TR OUT OF POOLED UNIT 160 AC PATTERSON PETROLEUM, INC. NO. 1 SMITH UNIT, REC VOL 325, PG 621 GLASSCOCK CO, TX.	TX	Glasscock	119	448	3338
MARY ALICE ALLEN	PATTERSON PETROLEUM, INC	05/24/1994	FEE	T&P RY CO SVY, T-2-S, BLK 35, SEC. 07, S& E 82.865 ACS M/L WITHIN THE BOUNDARIES OF THE POOLED UNIT 160 ACRE PATTERSON PETROLEUM, INC. NO. 1 SMITH UNIT.	TX	Glasscock	314	428	1184
A K GUTHRIE 2006 REV TRUST, MARY G THOMPSON, ANDREA KAY NELSON'S GRANDCHILDREN'S TRUST, KIMBERLY PAIGE GUTHRIE GRANDCHILDREN'S TRUST, AND DORIS PIKE GUTHRIE TEXAS TRUST FOR MARY LYNN GUTHRIE PERRY.	BREITBURN	05/02/2013	FEE	T&P RY CO SURVEY0 T2N, BLOCK 330 SEC 6: W/2	TX	Howard	1342	504
A K GUTHRIE, MARY G THOMPSON, DORIS PIKE GUTHRIE TEXAS TRUST FOR A K GUTHRIE, AND DORIS PIKE GUTHRIE TEXAS TRUST FOR MARY LYNNE GUTHRIE PERRY	SPRING ENERGY CO INC	04/23/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	Howard	1187	634
A.G. ROGERS, INDIVIDUALLY AND AS INDEPENDENT EXECUTOR FOR THE ESTATE OF LUCY MYRLENE ROGERS, DECEASED	SPRING ENERGY CO INC	04/20/2012	FEE	S/2, SEC 34, BLK 33, T2N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS. CONT 322 ACS M/L.	TX	Howard	1272	12
A.O. LANG, JR. AND HIS WIFE, MARY D. LANG	JOHN P. BATES	08/25/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	702	4860
ADAM BROWN	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	665	2012-00002233
ALEXANDER FRENCH BANKS, RICHARD ASWORTH BANKS, JAMES DURINGER BANKS C/O BANK ONE TRUST COMPANY, N.A., AGENT	OGX RESOURCES LLC	07/24/2006	FEE	SE/4 BELOW 7,134' AND SW/4 OF SEC 40, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1038	196	00000812
ALICE ANN BROWN	OGX RESOURCES	07/20/2006	FEE	SW/4 OF SECTION 41, BLOCK 33, T-2- N, T&P RR CO SURVEY	TX	Howard	1016	104	00003765
ALICE ANN BROWN, SSP	CLEAR WATER, INC.	09/21/2009	FEE	W/2 SEC 43, BLK 33, T-2-N, T&P & RY CO SURVEY	TX	Howard	1153	542	200900004823
ALICE ANN GRANTHAM	RBP LAND COMPANY	12/04/2009	FEE	E/2 SE/4 SECTION 33, BLOCK 33, T-2- N, T&P RR. CO. SURVEY	TX	Howard	1171	760
AMY M BLEDSOE	BREITBURN OPERATING LP	06/25/2015	FEE	S/2 S/2 NE/4 OF SECTION 31, BLOCK 33, T-20N, T&P RY CO SURVEY, CONTAINING 40 ACRES	TX	Howard	1466	783	2015-00004735
ANDRES PERCHES	BREITBURN OPERATING LP	07/21/2014	FEE	SW/4 SW/4 OF SECTION 18, BLOCK 33, T-2-N, HOWARD COUNTY, TX	TX	Howard	1409	77	2014-00005487
ANN LAND ALEXANDER	CROWNROCK, LP	05/15/2010	FEE	THE E/80 ACRES OF THE W/215 ACRES OF THE S/2 OF SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1183	378
ANN LAND ALEXANDER	RBP LAND COMPANY	10/30/2009	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1171	754
ANN LAND ALEXANDER	STEVENS & TULL DEVELOPMENT LT	03/28/2007	FEE	W/2 N/66 2/3 N/200 W/2 SECTION 49, IN BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1056	210
ANN LAND ALEXANDER	CROWNROCK, LP	04/23/2010	FEE	TR 2 NE/4 AND TR 4 W/2, SEC 32, BLK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX, CONT 104.20 ACS, M/L.	TX	Howard	1177	600
ANN PRICE	CROWNROCK, LP	07/11/2011	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1237	672
Annie Elaine Potter, Trustee of the Annie Elaine Potter Living Trust	Brigham Oil & Gas, LP	4/10/2001	Fee	Northeast Quarter (NE/4), Sec 31, BLK 33, T2N, T&P RR Co Survey	TX	Howard	836	649
AUGUST PETERSON	CROWNROCK, LP	11/14/2011	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1265	651
AUSTIN TRUST COMPANY, LINDLEY COLE TURNER AND MATTHEW GARRETT TURNER, CO-TRUSTEES OF THE LINDLEY COLE TURNER TRUST UNDER THE WILL OF DOROTHY ANN TURNER, DECEASED.	PARTEE DRILLING, INC.	09/09/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS	TX	Howard	1194	608
AUSTIN TRUST COMPANY, LINDLEY COLE TURNER AND MATTHEW GARRETT TURNER, CO-TRUSTEES OF THE MATTHEW GARRETT TURNER TRUST UNDER THE WILL OF DOROTHY ANN TURNER, DECEASED.	PARTEE DRILLING, INC.	09/09/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY, HOWARD COUNTY, TEXAS	TX	Howard	1194	594
BARBARA ANN WILLIAMS WRIGHT	CROWNROCK LP	01/25/2013	FEE	T2N BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1315	56
BARBARA CLARK	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1013	229	0000321
BARBARA ELIZABETH WILLIAMS	CROWNROCK LP	01/11/2013	FEE	T2N BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1315	52	2013-00000966
BARBARA J BUNDY, TRUSTEE OF THE BARBARA J BUNDY TRUST UNDER TRUST AGREEMENT DATED MAY 23, 1996, AS AMENDED BY FIRST AMENDMENT DATED JUNE 4. 2004	SPRING ENERGY CO INC	05/17/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS CONTAINING 320 ACRES MORE OR LESS	TX	Howard	1187	623
BARBARA JUNE SHORTES	RBP LAND COMPANY	12/04/2009	FEE	E/2 SE/4 SECTION 33, BLOCK 33, T-2- N, T&P RR. CO. SURVEY	TX	Howard	1171	766
BARBARA L RIGGS	RBP LAND COMPANY	11/23/2009	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1169	368

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
Barnes, Katherine Janeice, dealing in her separate property, and joined by her husband, Joe D. Barnes	DOUBLE EAGLE DEVELOPMENT, LLC	12/29/2011	FEE	SE/4 SEC 7, BLK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1254	201	2012-00000717
BAYTECH INC	CROWNROCK	12/12/2012	FEE	T2N BLK 340 SEC 22: E/2 NE/40 T&P RY CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1311	317
BEALL, DOUGLAS SEAN	JPM EOC OPAL, LLC	7/19/2016	FEE	E/2 SW/4 SECTION 27, BLOCK 33, T-2- N, T&P RY. CO. SURVEY	TX	HOWARD	1561	471	2016-00007873
BEALL, ROBERT E.	JPM EOC OPAL, LLC	7/18/2016	FEE	E/2 SW/4 SECTION 27, BLOCK 33, T-2- N, T&P RY. CO. SURVEY	TX	HOWARD	1561	474	2016-00007874
BEALL, ROBERT E. AND DOUGLAS SEAN	MPI ENERGY PARTNERS, LP	12/17/2007	FEE	SW/4 SECTION 27, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	HOWARD	1098	762	2008-00003749
BETTY RAE THOMAS AND KIRK THOMAS	J CLEO THOMPSON AND JR LP	07/11/2003	FEE	N/2 OF SEC 44 & NW/4 OF SECTION 45, BLOCK 33, T&P RR CO SURVEY	TX	Howard	907	36	00004574
BETTY RAE THOMAS, IND & TRUSTEE OF THE R.C. THOMAS FAMILY TRUST, KIRK THOMAS, ROBERT CLINE	OGX RESOURCES, LLC	07/11/2006	FEE	SE/4 AND S 80 AC OUT OF NE/4 SEC 46, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1017	240	00003919
BETTY SUE WILLIAMS LUCUS	CROWNROCK LP	01/25/2013	FEE	T2N BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1313	500
BETTY THOMAS FAMILY, LP, ET AL	DOUBLE EAGLE LONE STAR LLC	5/12/2016	Fee	E2 NE4, Sec 44, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1551	694
BETTY THOMAS FAMILY, LP, ET AL	DOUBLE EAGLE LONE STAR LLC	5/12/2016	Fee	E2 NW4, Sec 45, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1551	677
BILLY BOB BARKER	CROWNROCK, LP	02/13/2012	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1258	310
BILLY BOB BARKER	CROWNROCK, LP	02/13/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE SE/4	TX	Howard	1258	310	2012-00001454
BILLY DALE MCNEW	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1013	107	00003190
BILLY LEE HEARD	CROWNROCK, LP	03/01/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1317	702	1387
BILLY M LAMKIN, INDEPENDENT EXECUTOR OF THE ESTATE OF CECIL M LAMKIN, DECEASED	MACK T RESOURCES LP	11/28/2011	FEE	NE/4 OF SEC 12, BLOCK 35, T-1-S, T&P RR CO SURVEY	TX	Howard	1252	280	2012-00000397
Bob Parks	OGX Resources LLC	10/10/2006	FEE	NW/4 Section 33, Block 33, T2N	TX	HOWARD	1028	649
BOBBIE LEE FRYAR	MPI ENERGY PARTNERS, LP	05/27/2007	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1054	590
BOBBIE SUE BEALL, DEALING IN HER SOLE AND SEPARATE PROPERTY	R. C. SCHLAGAL	08/15/2006	FEE	NE/4 OF SEC 45, BLK 33, T-2-N, T&P RR CO SURVEY, SAVE & EXCEPT 40 AC	TX	Howard	1036	403	00000466
BOBBY CARREL PEMBERTON	CROWNROCK LP	02/15/2013	FEE	T2N, BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1319	357
BOBBY MCNEW	OGX RESOURCES LLC	06/16/2006	FEE	0 NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY0	TX	Howard	1012	433	0000310
BOBBY WELDON WILLIAMS	RBP LAND COMPANY	12/14/2009	FEE	E/2 SE/4 SECTION 33, BLOCK 33, T-2- N, T&P	TX	Howard	1171	745
BRYAN H PHILLIPS	CROWNQUEST OPERATING LLC	05/18/2010	FEE	BLK 33, T2N, T&P RY. CO. SURVEY; SEC 20: ALL SAVE AND EXCEPT 80 ACS OF 160 AC POOLING UNIT0 SEC 21: SW/40 HOWARD COUNTY, TX	TX	Howard	1178	264
BUCHANAN, TREVA LYNN	MPI ENERGY PARTNERS, LP	2/20/2008	FEE	SW/4 SECTION 27, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	HOWARD	1090	165	00002138
BURLINGTON RESOURCES OIL & GAS	CROWNROCK, LP	10/01/2011	FEE	THE EAST HALF (E/2) OF SECTION 22, BLOCK 34, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX, CONTAINING 321 ACRES, MORE OR LESS	TX	Howard	1241	737
BURLINGTON RESOURCES OIL & GAS COMPANY LP	OGX RESOURCES LLC	08/08/2006	FEE	N/2 SEC 42, BLOCK 33, T2N, T&P RR CO SURVEY LESS 47.55 ACRES	TX	Howard	1031	453	00006167
C RAY RUSSELL & WIFE, SUE RUSSELL	MAGEE CLIFTON CHALFANT	05/24/1979	FEE	N/2 SE/4, SE/4 SE/4, SEC 11, BLOCK 34, T1N, HOWARD COUNTY, TX, BELOW 3,500 FEET SUBSURFACE.	TX	Howard	483	179
CANDIS WOOD BRADSHAW	STEVENS & TULL DEVELOPMENT LT	11/14/2011	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1265	643
CARL J MAYER ET AL	RBP LAND COMPANY	11/15/2011	FEE	EAST HALF (E/2) SECTION 22, BLOCK 34, T-2-N, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1253	65
CARL M. POSEY, BY AND THROUGH HIS ATTORNEY-IN-FACT, REBECCA ELKIND	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	118	7292
CAROLYN RODGERS	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1015	580	00003693
CATHEY CARTER	W.B. ROBBINS, III	06/17/2008	FEE	TWP 2N BLK 33 SEC 42; N/2SE/4	TX	Howard	1113	545	2008-00005970
Cecial Allred	CrownRock, L.P.	4/24/2007	FEE	The SE/4 of Section 6, Block 33, T-2-N, T&P Ry. CO. Survey	TX	HOWARD	1048	8
CHARLES ROY WILLIAMS	RBP LAND COMPANY	10/27/2009	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1171	751
CHARLES WILLIAMS	STEVENS & TULL DEVELOPMENT LT	05/04/2007	FEE	THE E/80 ACRES OF THE E/160 ACRES OF THE W/215 ACRES OF THE S/2 OF SECTION 48 AND THE EAST 30 ACRES OF THE NE/4 SECTION 48; AND THE NORTH 66 2/3RDS ACRES OF THE NORTH 200 ACRES OF THE W/2 SECTION 49, ALL IN BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1056	186
CHARLES WILLIAMS	CROWNROCK, LP	04/23/2010	FEE	TRACT 2 OF THE NE/4 AND TRACT 4 OF THE W/2, EACH OF SECTION 32, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	Howard	1177	606
CHRISTOPHER NEIL DUNAGAN	SPRING ENERGY CO INC	08/09/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS CONTAINING 320 ACRES MORE OR LESS	TX	Howard	1193	201
CLARENCE SCHAEFER, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CLEAR WATER INC	07/18/2009	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T & P RY CO SURVEY	TX	Howard	1148	12

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
CLARK, POLLY	MPI ENERGY PARTNERS, LP	3/7/2008	FEE	SW/4 SECTION 27, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	HOWARD	1091	142	00002307
CLAUDETTE MULLEN	CROWNROCK, LP	07/11/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	127	7295
CLAY INGRAM AND WIFE, MARY BETH INGRAM.	MPI ENERGY PARTNERS, LP	08/09/2007	FEE	SW/4 SEC 21, BLOCK 33, T2N, T&P RY. CO. SURVEY, CONT 160 ACS M/L.	TX	Howard	1070	420
CLAY INGRAM AND WIFE, MARY BETH INGRAM.	MPI ENERGY PARTNERS, LP	08/09/2007	FEE	SEC 20, BLK 33, T2N, T&P RY. CO. SURVEY, SAVE & EXCEPT 80 ACS OUT OF A 160 ACRE POOLING UNIT AROUND THE PHILLIPS UNIT #1 WELL, CONT 575 ACS M/L.	TX	Howard	1070	410
CLIFTON FRANCIS TALBOT	MPI ENERGY PARTNERS, LP	11/17/2006	FEE	T-2-N BLK 340 SEC 26: S/20 T&P RY CO SURVEY, CERT NO. 2181, HOWARD CO, TEXAS, CONT 328.8 ACS M/L	TX	Howard	1034	685
CLINTON C DUNAGAN	SPRING ENERGY CO INC	08/09/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	648
CLINTON F DUNAGAN	SPRING ENERGY CO INC	08/02/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1194	659
CURTIS SNEAD	CROWNROCK, LP	01/19/2012	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1257	161
CURTIS SNEAD	CROWNROCK, LP	01/19/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE SE/4	TX	Howard	1257	161	2012-00001263
DALE KERWIN BROWN	BIG STAR OIL & GAS LLC	03/10/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1270	79	2012-00003122
DANNY J MEEK	SPRING ENERGY CO INC	08/25/2010	FEE	NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1194	651
DAVID A. JACOBSON	CROWNROCK, LP	03/05/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1364	567	2013-00008452
DAVID FREEL MORSE, AS HIS SOLE AND SEPARATE PROPERTY	CROWNROCK LP	12/12/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1128	777	2009-00000867
DAVID HILLES III	DWR OIL COMPANY	03/12/2004	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	928	269	00001610
DAVID RAY WILLIAMS	CROWNROCK LP	11/29/2012	FEE	T2N, BLOCK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1313	489
DEER SIBLINGS 2005 MINERAL MANAGEMENT TRUST DATED 5/18/2005, COMERICA BANK TRUSTEE	BREITBURN OPERATING, LP	01/12/2015	FEE	SW/4 SECTION 17, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1441	296	2015-00001214
DENNIS JACOBSON	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	124	7294
DEWEY DWAYNE HODNETT, SSP	CLEAR WATER, INC.	09/21/2009	FEE	W/2 SEC 43	TX	Howard	1153	530	2009-00004821
DONALD SCOTT	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SY, T-2-N, BLK 34, SEC. 11: S/2NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1153	728	2009-00004856
Doris L. Smith and Donna L. King a/k/a Donna L. Smith, Successor Co-Trustees of the Sybil Smith Family Trust u/a/d July 19, 1993	W.B. ROBBINS, III	06/17/2008	FEE	SE/4 SEC 42, BLK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1113	534	2008-00005969
Doris L. Smith and Donna L. King a/k/a Donna L. Smith, Successor Co-Trustees of the Sybil Smith Family Trust u/a/d July 19, 1993	W. B. Robbins, III	6/17/2008	FEE	NE/4 SE/4 Section 42, Block 33 T2N	TX	HOWARD	1113	523
DORIS L. SMITH AND DONNA L. KING AKA DONNA L. SMITH, SUCCESSOR CO-TRUSTEES OF THE SYBIL SMITH FAMILY TRUST UAD	W.B. ROBBINS, III	06/17/2008	FEE	TWP 2N BLK 33 SEC 42; N/2 SE/4; S/2 SE/4	TX	Howard	1113	523	2008-00005968
DOROTHY CLINE MCKENZIE	CROWNROCK, LP	12/09/2010	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1204	723
DOROTHY GARRETT FAMILY PARTNERSHIP, LP & MELINDA SUE PARTEE	PARTEE DRILLING, INC.	11/10/2010	FEE	T2N, BLK 220 SEC 38: E/20 T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1200	78
DOROTHY M. LITTLE (LIFE ESTATE), WHOSE ADDRESS IS C/O BOB AND SHERRY WALKER, 6 BUSH OAK LANE, WOODLANDS, TX 77380, AS LESSOR	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 SEC31 BLK 33, T2N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L	TX	Howard	1083	478
DOROTHY MEALMAN	CROWNROCK, LP	07/11/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	130	7296
DOUGLAS LLOYD	R. C. SCHLAGAL	07/25/2006	FEE	NE/4 OF SEC 45, BLK 33, T-2-N, T&P RR CO SURVEY, SAVE & EXCEPT 40 AC	TX	Howard	1022	30	00004582
EDWARD LYNN SNEAD	CROWNROCK, LP	01/19/2012	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1257	165
EDWARD LYNN SNEAD	CROWNROCK, LP	01/19/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE SE/4	TX	Howard	1257	165	2012-00001264
ELIZABETH FELL OVEN ESTATE, 0 HAROLD F OVEN, INDEPENDENT EXECUTOR	BREITBURN OPERATING, LP	09/24/2013	FEE	T2N BLOCK 330 SEC 6: W/20 T&P RR CO. SURVEY0 HOWARD CO., TX	TX	Howard	1357	105	2013-00007457
ELLIOTT E RANSOM	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONTAINING 480 ACRES, M/L.	TX	Howard	1083	508
ELOY AND JUANA GARCIA	BREITBURN OPERATING LP	08/05/2014	FEE	SW/4 SW/4 OF SECTION 18, BLOCK 33, T-2-N, HOWARD COUNTY, TX	TX	Howard	1411	33	2014-00005745
ELYSHA RENEE DUNAGAN	SPRING ENERGY CO INC	08/02/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	644
EMIL MOSBACHER, JR. AND ROBERT MOSBACHER	NORTH AMERICAN ROYALTIES, INC.	07/23/1980	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	499	532	4810

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
EP BIRKHEAD, JR AND RETA BURNETT BURKHEAD; CAMILLA BIRKHEAD WALLACE AND LAWRENCE WALLACE	CLEAR WATER INC	07/07/2009	FEE	SW/4 OF SEC 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1148	1	2009-00003903
ESTATE OF LUCY MYRLENE ROGERS	SPRING ENERGY CO INC	12/04/2009	FEE	THE WEST HALF (W/2) OF SECTION 38, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TX, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1165	98
ESTATE OF RUTH GRANTHAM	SPRING ENERGY CO INC	02/25/2010	FEE	ALL OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS CONTAINING 646.4 ACRES MORE OR LESS	TX	Howard	1171	180
ESTATE OF RUTH GRANTHAM	SPRING ENERGY CO INC	02/25/2010	FEE	WEST HALF (W/2) OF SECTION 38, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1171	188
ESTATE OF ZULA MCCRARY	SPRING ENERGY CO INC	02/25/2010	FEE	ALL OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS CONTAINING 646.4 ACRES MORE OR LESS	TX	Howard	1171	196
ESTATE OF ZULA MCCRARY	SPRING ENERGY CO INC	02/25/2010	FEE	WEST HALF (W/2) OF SECTION 38, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1171	204
ESTATE OF ZULA MCCRARY	PARTEE DRILLING, INC.	08/31/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS	TX	Howard	1191	660
ETHYLE SCHAAD	MAGEE CLIFTON CHALFANT	06/13/1979	FEE	N/2 SE/4, SE/4 SE/4, SEC 11, BLOCK 34, T1N, HOWARD COUNTY, TX, BELOW 3,500 FEET SUBSURFACE.	TX	Howard	483	300
EULA MAE PALMER	RBP LAND COMPANY	06/04/2010	FEE	ALL OF THE E/65ACRES OF THE S/2 SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1185	452
EVALENA V FISHER	RBP LAND COMPANY	09/15/2011	FEE	EAST HALF (E/2) SECTION 22, BLOCK 34, T-2-N, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1244	590
EZEQUIEL TORRES	BREITBURN OPERATING LP	11/06/2014	FEE	SW/4 SW/4 SEC 18, BLK 33, T-2-N, HOWARD COUNTY, TX	TX	Howard	1418	636	2014-00006874
FLORENCE KLEIN IRREVOCABLE TRUST CREATED UNDER THE KLEIN FAMILY TRUST DATED 10/1/1971 MINERAL MANAGEMENT TRUST, COMERICA BANK TRUSTEE BY THROUGH, AND UNDER, FARMERS NATIONAL COMPANY, AGENT	BREITBURN OPERATING LP	01/12/2015	FEE	SW/4 SECTION 17, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1441	290	2015-00001213
FRANCES FELL MALONE ESTATE, HAROLD F. OVEN, INDEPENDENT EXECUTOR	SPRING ENERGY CO INC	07/19/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	652
FRANCES FELL MALONE ESTATE,0 HAROLD F OVEN, INDEPENDENT EXECUTOR	BREITBURN OPERATING, LP	09/16/2013	FEE	T2N BLOCK 330 SEC 6: W/20 T&P RR CO. SURVEY0 HOWARD CO., TX	TX	Howard	1357	107	2013-00007458
FRED MARCUS PHILLIPS, TRUSTEE OF THE FRED PHILLIPS REVOCABLE TRUST, EDGAR A. PHILLIPS, FRANCES RINGENER, SANDRA BEARD, DONA SINCLAIR	BREITBURN OPERATING, L.P.	06/20/2013	FEE	T2N BLOCK 330 SEC 19: W/2 SW/40 T&P RR CO SURVEY0 HOWARD CO., TX	TX	Howard	1367	150	2013-00008768
FRED MARTIN	J CLEO THOMPSON AND JR LP	07/11/2003	FEE	NE/4 OF SEC 44, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	907	60	00004576
FRED PHILLIPS ET AL	MPI ENERGY PARTNERS, LP	01/04/2007	FEE	SE/4 SECTION 18, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, CONTAINING 156 ACRES, MORE OR LESS	TX	Howard	1037	755
FRED PHILLIPS ET AL	MPI ENERGY PARTNERS, LP	01/04/2007	FEE	T-2-N, BLK 330 SEC 19: E/2 SW/4, SE/40 T&P RY. CO. SURVEY, A-327, HOWARD CO, TX CONT 240 ACS M/L	TX	Howard	1037	735
FRED PHILLIPS ET AL	MPI ENERGY PARTNERS, LP	01/04/2007	FEE	S/2 SECTION 19, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1037	735
FREEMAN, LAYTON	MPI ENERGY PARTNERS, LP	1/16/2008	FEE	NW/4 SECTION 27, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	HOWARD	1090	168	00002139
FREEMAN, LAYTON	Breitburn Operating LP	12/31/2016	FEE	NW/4 SECTION 27, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	HOWARD	1605	354
FURQUERON-INGRAM LLC, A TEXAS LIMITED LIABILITY COMPANY	BREITBURN OPERATING LP	12/24/2014	FEE	E/2 NW/4 AND E/2 SW/4 SECTION 20, BLK 33, T-2-N; W/2 SW/4 SECTION 210 T&P RY CO SURVEY	TX	Howard	1434	207	2015-00000161
GARY DON NEWSOM	PARTEE DRILLING, INC.	09/08/2011	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS, CONT 326 ACS M/L	TX	Howard	1250	766
Gary W. Ware and Vicky L. Ware	Cobra Exploration Company, LLC	7/30/2008	FEE	SW/4, W/2 SE/4 Section 29, Block 33, T2N, T&P Ry. CO. Survey	TX	HOWARD	1106	534	4822
Gary W. Ware, et ux Vicky L. Ware	Cobra Oil & Gas Corporation	5/14/2014	Fee	South One-Half (S/2), but limited to the Southwest Quarter (SW/4), Sec 17, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1397	718	2014-00003780
GEODYNE NOMINEE CORP	CROWNROCK	09/01/2012	FEE	T2N BLK 340 SEC 22: E/20 T&P RY CO SURVEY0 HOWARD CO, TX0 CONT 320 ACS M/L	TX	Howard	1293	200
Georiga M. Haden, Exectrix of the Estate of Nina Loudamy, Dec'd	Parallel Petroleum Corporation	6/7/1993	FEE	NE/4, N/2 NW/4 Section 29, Block 33, T2N, T&P Ry. CO. Survey	TX	HOWARD	683	146	4434
GERALD RIGGAN	OGX RESOURCES	08/02/2006	FEE	SE/4 OF SEC 43, BLK 33, T-2-N, T & P RR CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1020	169	00004291
GERTRUDE MARCELLA MCCANN	VIERSEN & COCHRAN	11/09/1987	FEE	S/2 SEC 40, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	613	195
GERTRUDE OLINGER TYSON, A WIDOW	JOHN P. BATES	07/26/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	701	4861
GLADYS LAVERNE MORELAND	CROWNROCK LP	02/15/2013	FEE	T2N, BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1317	692
Glen Darwin Grantham	Cobra Oil & Gas Corporation	5/14/2014	Fee	South One-Half (S/2), but limited to the Southwest Quarter (SW/4), Sec 17, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1398	347	2014-00003823

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
GLENN FILLINGIM, AS THE DULY APPOINTED RECEIVER, IN CAUSE NO. 44418, TRINITY PRODUCTION CO., V. EMILY MCCANN AND CODY MCCANN	CROWNROCK, LP	11/19/2007	FEE	NW/4 OF SEC 40, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1071	689	00007130
GLORIA SPEAK	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	LOT 1 OF THE NE/4 OF SECTION 32, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	Howard	1056	282
Grace S. Kretschmer, SSP	Choate Company, Inc.	9/10/1992	FEE	Insofar and only Insofar as the lease covers the NW/4 Section 28, Block 33, T2N, Howard County, TX	TX	HOWARD	687	609
Grady L. Grantham, et ux Alice Ann Grantham	Cobra Oil & Gas Corporation	5/15/2014	Fee	South One-Half (S/2), but limited to the Southwest Quarter (SW/4), Sec 17, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1398	359	2014-00003824
GREGORY DON FISHER	CROWNROCK	05/22/2012	FEE	T2N BLK 340 SEC 22: E/20 T&P RY CO SURVEY0 HOWARD CO, TEXAS0 CONT 320 ACS M/L	TX	Howard	1275	685
GWENDALINE ROGERS (INCLUDES HIS INTEREST AS LIFE TENANT AND ALL INTEREST OWNED BY LESSOR UDNER THE ESTATE OF M A COCKRELL AND ALLIE COCKRELL AND AS TRUSTEE FO THE M A COCKRELL AND ALLIE COCKRELL REVOCABLE LIVING TRUST DATED 7/25/1997)	OGX RESOURCES LLC	09/27/2006	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	204	00005295
H M MCMILLAN ROYALTY TRUST	SPRING ENERGY CO INC	06/02/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1187	614
HARLOW ROYALTIES LTD	CROWNROCK, LP	09/10/2010	FEE	THE SOUTHEAST QUARTER (SE/4) OF SECTION 5, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES, MORE OR LESS	TX	Howard	1200	375
HARLOW ROYALTIES, LTD0 (H ROY TEX, INC. AS GENERAL PARTNER)	BREITBURN OPERATING, LP	10/25/2013	FEE	T2N BLOCK 330 SEC 5: SE/40 T&P RR CO SURVEY0 HOWARD CO., TX	TX	Howard	1379	434	2014-00001051
HAROLD F OVEN, AGENT AND0 ATTORNEY IN FACT FOR ELIZABETH FELL OVEN, SSP	SPRING ENERGY CO INC	07/19/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	656
HAROLD GAIDA TALBOT	MPI ENERGY PARTNERS, LP	11/17/2006	FEE	T-2-N BLK 340 SEC 26: S/20 T&P RY CO SURVEY, CERT NO. 2181, HOWARD CO, TEXAS, CONT 328.8 ACS M/L	TX	Howard	1034	687
HAROLD GAIDA TALBOT (AKA GUY TALBOT)	OGX RESOURCES LLC	08/15/2006	FEE	N/2 SEC 42, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	208	00005296
HAROLD RIGGAN	OGX RESOURCES LLC	08/02/2006	FEE	SE/4 OF SEC 43, BLK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1020	172	00004292
HATTIE VEIGH MCELHANNON	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	E/65 ACS S/2 AND A 5 ACS TRACT OUT OF THE NW CORNER OF SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1056	238
HOLLY MORGAN AS ATTORNEY IN FACT FOR FLOYD E HEARD	CROWNROCK LP	01/19/2012	FEE	E 65 ACS SE/4, SEC 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1255	560	2012-00000999
HOLLY MORGAN, AS ATTORNEY-IN- FACT FOR FLOYD E. HEARD	CROWNROCK, LP	01/19/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE SE/4	TX	Howard	1255	560	2012-00000999
IRVIN H WELCH	SPRING ENERGY CO INC	08/25/2010	FEE	NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1200	291
J B SACKETT	MPI ENERGY PARTNERS, LP	01/02/2007	FEE	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS ALL OF SEC 5, SAVE AND EXCEPT THE NW/4, AND ALL OF SEC 9, SAVE AND EXCEPT THE SE/4, BLOCK 34, T1N, T&P RR CO SURVEY, CONT 960 ACS M/L, HOWARD COUNTY, TEXAS	TX	Howard	1034	628	2010-00000136
JACOB EDDIE BROWN, III, INDEPENDENT EXECUTOR UWO JACOB EDDIE BROWN JR	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	681	2012-00002237
JAMES B SMITH	RBP LAND COMPANY	11/23/2009	FEE	TRACT 1: E 85.286 ACS OF LOT 8,9 SEC 32, BLK 33, T2N,T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, AND0 TRACT 2: W 19.62 ACS OF LOT 8,9 SEC 32, BLK 33, T2N, T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1169	374
JAMES BROOKS AYRES ROBERTSON IV	DWR OIL COMPANY	03/12/2004	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	932	217	00002243
JAMES C LEVY	OGX RESOURCES LLC	06/16/2006	FEE	47.56 AC OUT OF THE NW PART OF THE NE/4 OF SEC 42, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1016	751	00003871
JAMES K MEEK	SPRING ENERGY CO INC	08/25/2010	FEE	NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1194	655
JAMES LITTLE ELLIOTT	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L.	TX	Howard	1083	538
JAMES LLOYD, DEALING IN HIS SOLE AND SEPARATE PROPERTY	R. C. SCHLAGAL	08/15/2006	FEE	NE/4 OF SEC 45, BLK 33, T-2-N, T&P RR CO SURVEY, SAVE AND EXCEPT 40 ACRES	TX	Howard	1022	4	00004580
JAMES T WOOD, CANDIS BRADSHAW, BRANDI PETERSON, JOSHUA WOOD	OGX RESOURCES, LLC	07/11/2006	FEE	SE/4 AND S 80 AC OUT OF NE/4 OF SEC 46, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1019	804	00004244
JAMES WILBUR LITTLE	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L.	TX	Howard	1083	468
JAMES WOOD	RBP LAND COMPANY	11/14/2011	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1265	647

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
JANE R LANCASTER	SPRING ENERGY CO INC	05/11/2010	FEE	THE WEST HALF (W/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TX, CONTAINING 323.2 ACRES, MORE OR LESS	TX	Howard	1180	148
Jane R. Lancaster	Choate Company, Inc.	10/21/1992	FEE	NW/4 Section 28, Block 33, T2N, Howard County, TX	TX	HOWARD	675	91
JANE RANSOM CREASY	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L.	TX	Howard	1083	498
Jean Harrell Hicks	OGX Resources LLC	9/26/2006	FEE	NW/4 Section 33, Block 33, T2N	TX	HOWARD	1028	652
JEFFREY DANA SHERRILL	CROWNROCK LP	09/24/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1116	208	2008-00006438
JERRY COCKRELL (INCLUDES HIS INTEREST AS LIFE TENANT AND ALL INTEREST OWNED BY LESSOR UDNER THE ESTATE OF M A COCKRELL AND ALLIE COCKRELL AND AS TRUSTEE FO THE M A COCKRELL AND ALLIE COCKRELL REVOCABLE LIVING TRUST DATED 7/25/1997)	OGX RESOURCES	09/27/2006	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	745	00005402
JERRY EUGENE PEMBERTON	CROWNROCK LP	02/15/2013	FEE	T2N, BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1319	379
JO ANNE GAY JORDAN	SPRING ENERGY CO INC	03/25/2010	FEE	THE NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1177	386
JOE PAUL BEALL AND LINDA RENE BEALL	BREITBURN OPERATING LP	06/12/2015	FEE	N/2 NW/4 AND E/2 NE/4 OF SECTION 41, BLOCK 33, T-2-N, T&P RY CO SURVEY, CONTAINING 160 ACRES, MORE OR LESS	TX	Howard	1463	419	2015-00004295
JOE PAUL BEALL AND WIFE, LINDA RENE BEALL	OGX RESOURCES LLC	10/19/2006	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1027	407	00005512
JOHN CASEY MORSE, AS HIS SOLE AND SEPARATE PROPERTY	CROWNROCK	12/12/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1128	783	2009-00000869
JOHN CURRIE, INDEPENDENT EXECUTOR OF THE ESTATE OF RUTH GRANTHAM, DECEASED	PARTEE DRILLING, INC.	08/25/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS	TX	Howard	1194	663
JOHN N (JACK) LITTLE	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L	TX	Howard	1083	488
JOHN SALEH	SPRING ENERGY CO INC	09/17/2010	FEE	T2N, BLK 330 SEC 34: ALL, T&P RR SURVEY0 SEC 38: ALL, T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS CONT 1298.4 ACS M/L	TX	Howard	1193	209
JOHN STOKES INDIVIDUALLY, AND AS INDEPENDENT CO-EXECUTOR OF THE ESTATE OF ERMA N. HAMILTON, DECEASED	MACK T RESOURCES LP	12/06/2011	FEE	SW/4 OF SEC 17, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1252	298	2012-00000401
JON ROBERT WILLIAMS	CROWNROCK LP	01/11/2013	FEE	T2N BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1315	48	2013-00000965
JONI JACOBSON	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	121	7293
JONT TYSON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	JOHN P. BATES	07/26/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	532	4215
JOSEPHINE SHERRILL	CROWNROCK LP	09/24/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1116	211	2008-00006439
JOSHUA WOOD	CROWNROCK, LP	11/14/2011	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1265	639
JOY HOWLAND	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1012	707	00003145
JUANITA M BATTENFIELD, INDIVIDUALLY AND AS TRUSTEE OF THE BATTENFIELD REVOCABLE FAMILY TRUST	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	673	2012-00002235
JUDY BROWN	BIG STAR OIL & GAS LLC	02/22/2012	FEE	HE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	669	2012-00002234
JUDY R MORGAN	EXXON CORPORATION	03/24/1983	FEE	N/2 SE/4, SE/4 SE/4, SEC 11, BLOCK 34, T1N, HOWARD COUNTY, TX, BELOW 3,500 FEET SUBSURFACE.	TX	Howard	535	705
KAREN KAY WILLIAMS HACKNEY	CROWNROCK LP	01/11/2013	FEE	T2N, BLOCK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1313	493
KARL ROY JACOBSON	CROWNROCK, LP	03/05/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1334	33	3992
KATHERINE A. JACOBSON	CROWNROCK, LP	03/05/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1326	768	2907
KATHERINE L WEIMAN	OGX RESOURCES LLC	06/16/2006	FEE	47.56 AC OUT OF THE NW PART OF THE NE/4 OF SEC 42, BLK 33, T-2-N, T&P CO SURVEY	TX	Howard	1016	755	00003872
KATHERINE S PARKER FORMERLY KNOWN AS LESSOR	MACK T RESOURCES	11/18/2011	FEE	NE/4 OF SECTION 12, BLOCK 35, TOWNSHIP 1 SOUTH, ALL BEING T&P RR CO SURVEY	TX	Howard	1252	276	2012-00000396
KELLI FARR	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	115	7291
KENNETH RICHARD OLIVAS	CROWNROCK LP	10/30/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1118	508	2008-00006850
Kenneth Schuelke et ux	Choate Company, Inc.	8/5/19920	FEE	NW/4 Section 28, Block 33, T2N, Howard County, TX	TX	HOWARD	671	84
KENT NEWSOM	PARTEE DRILLING, INC.	09/08/2011	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS, CONT 326 ACS M/L	TX	Howard	1248	35

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
KEVIN COCKRELL, INDIVIDUALLY UNDER THE ESTATES OF M A COCKRELL AND ALLIE COCKRELL AND ALL THE REVISIONARY INTEREST UNDER THE LIFE ESTATES OF JERRY COCKRELL AND GWENDOLINE ROGERS)	OGX RESOURCES, LLC	09/27/2006	FEE	N/2 OF SEC 41, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	741	00005401
KIRK THOMAS	CLEAR WATER INC.	07/23/2009	FEE	TWP 2N BLK 33 SEC 43; NE/4, SURFACE DOWN TO THE BASE OF THE MISSISSIPPIAN FORMATION; NE/4 , BELOW THE BASE OF THE MISSISSIPPIAN FORMATION	TX	Howard	1151	292	2009-00004470
KNOTT CHURCH OF CHRIST (FKA GARNER CHURCH OF CHRIST)	BREITBURN OPERATING LP	07/29/2014	FEE	1.0 ACRE, MORE OR LESS, BEING LOCATED IN THE SW/4 SW/4 OF SECTION 18, BLOCK 33, T-2-N, HOWARD COUNTY, TX	TX	Howard	1430	568	2014-00008618
KNOTT VOLUNTEER FIRE DISTRICT (KNOTT COMMUNITY VOLUNTEER FIRE DEPARTMENT)	BREITBURN OPERATING LP	12/11/2014	FEE	SW/4 SW/4 OF SECTION 18, BLOCK 33, T-2-N, HOWARD COUNTY, TEXAS	TX	Howard	1430	159	2014-00008535
KRISTI HOWARD NEWTON	H. L. BROWN OPERATING LLC	05/19/2004	FEE	S/2 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	936	301	00002977
LANA L SALTER AND DAVID E SALTER, TRUSTEES UNDER THE LANA L SALTER LIVING TRUST, DATED APRIL 19, 2001	R. C. SCHLAGAL	07/25/2006	FEE	NE/4 OF SEC 45, BLK 33, T-2-N, T&P RR CO SURVEY, SAVE & EXCEPT 40 AC	TX	Howard	1022	42	00004583
LARRY DON SHAW AND LINDA FAYE JOHNSON	MERITAGE ENERGY COMPANY, LLC	01/01/1901	FEE	TWP 2N BLK 33 SEC 32; TRACT 8 OF THE W/2	TX	Howard	1280	815	2012-00004800
LAWRENCE W SCOTT	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SY, T-2-N, BLK 34, SEC. 11: S/2NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1153	725	2009-00004855
LEO BEN VOLLMER LIFE ESTATE	MPI ENERGY PARTNERS, LP	02/28/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1091	196
LEO WILLIAMS	CROWNROCK, LP	05/01/2010	FEE	THE E/80 ACRES OF THE E/160 ACRES OF THE W/215 ACRES OF THE S/2 OF SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1179	454
LEO WILLIAMS	RBP LAND COMPANY	10/27/2009	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1171	748
LEO WILLIAMS	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	W/2 N/66 2/3 N/200 W/2, W/2 S/66 2/3RDS N/200 W/2 SECTION 49, ALL IN BLOCK A, BAUER & COCKRELL SURVEY, HOWARD AND MARTIN COUNTIES, TEXAS	TX	Howard	1056	196
LEO WILLIAMS	CROWNROCK, LP	04/23/2010	FEE	TR 2 NE/4 AND TR 4 W/2, SEC 32, BLK 33, T2N, T&P RY. CO. SURVEY	TX	Howard	1179	461
LESLIE FAY GRANTHAM	SPRING ENERGY CO INC	06/21/2010	FEE	ALL OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS CONTAINING 646.4 ACRES MORE OR LESS	TX	Howard	1187	631
LESLIE FAY GRANTHAM	SPRING ENERGY CO INC	09/15/2010	FEE	W/2 OF SECTION 38, BLOCK 33, ABSTRACT 1244, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1193	219
LESLIE FAY GRANTHAM	PARTEE DRILLING, INC.	09/15/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS	TX	Howard	1193	193
LIBBY TURNER SSP	SPRING ENERGY CO INC	05/17/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1187	604
LINDA BEA CYPERT, SANDRA KAY MCNALLEN	CLEAR WATER	08/11/2009	FEE	SE/4 OF SECTION 33, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1156	491	2009-00005162
LINDA BEA CYPERT, SANDRA KAY MCNALLEN, MICHAEL LEE KING	CLEAR WATER, INC.	08/11/2009	FEE	NORTH 220 AC OF THE W/2, SEC 39, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1151	273	2009-00004468
LINDA BEA CYPERT, SANDRA KAY MCNALLEN.	CROWNROCK, LP	05/20/2010	FEE	TR 2 NE/4, TR4 W/2, TR 5 W/2, SEC 32, BLK 33, T2N, T&P RY. CO. SURVEY, CONT 156.6 ACS, M/L.	TX	Howard	1182	795
LINDA CYPERT	STEVENS & TULL DEVELOPMENT LT	05/10/2007	FEE	W/65 ACS OF THE E/95 ACS OF THE NE/4 AND THE E/80 ACS OF THE E/160 ACS OF THE W/215 ACS OF THE S/2 OF SEC 48; THE N 66 2/3RDS ACS OF THE N 200 ACS OF THE W/2 AND THE MIDDLE 66 2/3RDS ACS OF THE N 200 ACS OF THE W/2 OF SEC 49, ALL IN BLOCK A, BAUER & COCKR	TX	Howard	1056	271
LINDA GAYLE CADE, INDIVIDUALLY AND AS SUCCESSOR INDEPENDENT EXECUTRIX OF THE ESTATE OF NINA LOUDAMY, DEC'D	SPRING ENERGY CO INC	01/12/2010	FEE	W/2 SECTION 29, BLK 33, T2N, T&P RY CO SURVEY, SAVE & EXCEPT 80 AC TRACT OUT OF THE NW/4.	TX	Howard	1170	760
LINDLEY COLE TURNER	PARTEE DRILLING, INC.	09/09/2010	FEE	T2N, BLK 330 SEC 38: E/20 T&P RY CO SURVEY0 HOWARD COUNTY, TEXAS	TX	Howard	1194	615
LISA JO FOWLKES	CROWNROCK, LP	05/22/2012	FEE	TRACT 7 OF THE W/2 OF SECTION 32, BLOCK 33, T-2-N, HOWARD COUNTY, TEXAS, CONTAINING 52.4 ACRES, MORE OR LESS.	TX	Howard	1274	513	2012-00003847
LORETTA GORDON OHLSON	CROWNROCK LP	09/24/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1116	214	2008-00006440
LOU ANN LINDSAY	MPI ENERGY PARTNERS	12/18/2006	FEE	SECTION 5, SAVE AND EXCEPT THE NW/4, BLOCK 34, T-1-N, T&P RY CO SURVEY; AND SECTION 9, SAVE AND EXCEPT THE SE/4, BLOCK 34, T-1-N, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 960 ACRES, MORE OR LESS.	TX	Howard	1037	478	2010-00000657
LOUISE ELIZABETH SMITH, MORCIE LEE SMITH, JR. , AND SANDRA LOUISE EVANS	CROWNROCK, LP	08/02/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	133	7297
Louise Schwennesen	Choate Company, Inc.	9/10/1992	FEE	Insofar and only Insofar as the lease covers the NW/4 Section 28, Block 33, T2N, Howard County, TX	TX	HOWARD	687	718
LUCY BROWN BRANCH	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	661	2012-00002232

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
LUPE GUERRA (GUADALUPE S. GUERRA)	BREITBURN OPERATING LP	07/28/2014	FEE	SW/4 SW/4 OF SECTION 18, BLOCK 33, T-2-N, HOWARD COUNTY, TEXAS	TX	Howard	1408	675	2014-00005432
M.H. BROWN AND D.L. BROWN TRUST, MARLIN H. & DOROTHY LOU BROWN, TRUSTEES	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	377	2012-00002236
MARCIANNE WILLIAMS BILLS	CROWNROCK LP	01/11/2013	FEE	T2N BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1315	44	2013-00000964
MARGARET LUCILLE STEVENS	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SVY, T-2-N, BLK 34, SEC. 11: S/2N/I4, HOWARD COUNTY, TEXAS	TX	Howard	1153	722	2009-00004854
MARGY KEATON	SPRING ENERGY CO INC	07/14/2010	FEE	W/2 OF SECTION 38, BLOCK 33, ABSTRACT 1244, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1197	783
MARGY KEATON	PARTEE DRILLING, INC.	07/14/2010	FEE	T2N BLK 330 SEC 38: E/2N 38 T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS CONT 326 ACS M/L	TX	Howard	1196	200
MARIAN G POSEY	CROWNROCK, LP	07/29/2011	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1237	675
MARILYN ANN DUNAGAN STUBBEMAN	SPRING ENERGY CO INC	08/02/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	205
MARK HILLES	DWR OIL COMPANY	03/12/2004	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	930	228	00001926
MARK WAYNE COCKRELL, INDIVIDUALLY UNDER THE ESTATES OF M A COCKRELL AND ALLIE COCKRELL AND ALL THE REVISIONARY INTEREST UNDER THE LIFE ESTATES OF JERRY COCKRELL AND GWENDOLINE ROGERS)	OGX RESOURCES LLC	09/27/2006	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	585	00005374
MARSHALL & WINSTON INC	CROWNROCK	11/29/2012	FEE	T2N BLK 340 SEC 22: E/2 NE/40 T&P RY CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1306	427
MARTIN AND LENITA FRYAR REVOCABLE TRUST	ANTARES ENERGY COMPANY	10/01/2014	FEE	E/2 OF THE NE/4 OF SEC 44, BLK 33, T- 2-N, T&P RR CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1421	236	2014-00007251
MARTIN FRYAR	J CLEO THOMPSON AND JR LP	07/11/2003	FEE	N/2 OF SEC 44 & NW/4 OF SEC 45, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	907	48	00004575
MARTIN FRYAR	CLEARWATER, INC	02/20/2008	FEE	NW/4 OF SEC 44, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1088	557	00001832
MARVIN ANTELL AND IRIS ANTELL	RBP LAND COMPANY	11/15/2011	FEE	EAST HALF (E/2) SECTION 22, BLOCK 34, T-2-N, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1253	68
MARVIN BATSON	MPI ENERGY PARTNERS, LP	03/04/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1091	187
MARY ANN HILLES SQUIRES	ENERQUEST OIL & GAS LTD	08/27/2007	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1065	116	00005810
MARY ANN POLLARD	SPRING ENERGY CO INC	05/17/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1187	609
Mary Ann Shortes and husband Johnny Shortes	Petroleum Royalty Search, Inc	12/20/2006	FEE	The North 240 acres of the W/2 of Section 7, Block 33, T-2-N, T&P Ry. CO. Survey	TX	HOWARD	1037	317
Mary Ann Shortes and husband Johnny Shortes	RBP Land Company	12/12/2006	FEE	The N/2 of Section 17, Block 33, T-2-N, T&P Ry. CO. Survey	TX	HOWARD	1036	810
MARY BETH INGRAM ET AL	CROWNROCK, LP	02/16/2012	FEE	NE/4, SW/4 SEC 20, BLK 33, T2N, T&P RY CO SURVEY, SAVE AND EXCEPT 80 ACS OUT OF A 160 ACRE POOLING UNIT AROUND THE PHILLIPS UNIT #1 WELL, BEING MORE PARTICULARLY DESCRIBED BY METES AND BOUNDS IN DESIGNATION OF POOLING UNIT, DATED 4/5/199	TX	Howard	1268	109
MARY LANE REYNOLDS	MPI ENERGY PARTNERS, LP	02/29/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1096	393
MARY LOUISE SCHWENNESEN TRUST	SPRING ENERGY CO INC	05/10/2010	FEE	THE WEST HALF (W/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TX, CONTAINING 323.2 ACRES, MORE OR LESS	TX	Howard	1187	618
MARY O THOMAS	SPRING ENERGY CO INC	05/24/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1187	628
Mary Pauline Sunday Estate	OGX Resources LLC	10/13/2006	FEE	NW/4 Section 33, Block 33, T2N	TX	HOWARD	1028	669
MARY READ WITNERROWD INDIVIDUALLY, AND AS TRUSTEE OF THE TEDDYE J READ TRUST AND THE ANDREW DAVID READ TRUST	MACK T RESOURCES LP	12/14/2011	FEE	SW/4 OF SEC 17, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1252	290	2012-00000399
MARY SUSAN FINCKE	CROWNROCK, L.P.	07/15/2009	FEE	T&P RR CO SVY, T-2-N, BLK 34, SEC. 11: N/2 NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1155	360	2009-00004981
MATTHEW GARRETT TURNER	PARTEE DRILLING, INC.	09/09/2010	FEE	ALL OF SECTION 10, THE SE/4 OF SECTION 3, AND THE W/2 OF SECTION 11, BLOCK 32, T-1-N, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS (MORRIS FARM)	TX	Howard	1194	601
MEGAN I. SCHROEDER	CROWNROCK, LP	03/05/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1326	765	2906

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
MICHAEL LEE HODNETT	OGX RESOURCES LLC	04/15/2007	FEE	0 SW/4 OF SECTION 41, BLOCK 33, T-2- N, T&P RR CO SURVEY0	TX	Howard	1037	594	00000683
MICHAEL LEE HODNETT, SSP	CLEAR WATER, INC.	09/21/2009	FEE	W/2 SEC 43	TX	Howard	1153	518	2009-00004819
MICHAEL LEE KING	STEVENS & TULL DEVELOPMENT LT	05/10/2007	FEE	W/65 ACS OF THE E/95 ACS OF THE NE/4 AND THE E/80 ACS OF THE E/160 ACS OF THE W/215 ACS OF THE S/2 OF SEC 48; THE N 66 2/3RDS ACS OF THE N 200 ACS OF THE W/2 AND THE MIDDLE 66 2/3RDS ACS OF THE N 200 ACS OF THE W/2 OS SEC 49, ALL IN BLOCK A, BAUER & COCKR	TX	Howard	1056	296
MICHAEL LEE KING	CROWNROCK, LP	04/23/2010	FEE	TRACT 2 OF THE NE/4, TRACT 4 OF THE W/2 AND TRACT 5 OF THE W/2, EACH OF SECTION 32, BLOCK 33, T-2- N, T&P RY. CO. SURVEY	TX	Howard	1178	117
MICHAEL S GORMAN	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	ALL OF THE E/65 ACRES OF THE S/2 AND A 5 ACRE TRACT OUT OF THE NW CORNER OF SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1056	286
Michael Tate	OGX Resources LLC	10/13/2006	FEE	NW/4 Section 33, Block 33, T2N	TX	HOWARD	1028	646
MICHELE BLESSNER	J CLEO THOMPSON AND JR LP	08/11/2003	FEE	NE/4 OF SEC 44, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	908	267	00004714
MICKEY H. E. SCHROEDER	CROWNROCK, LP	10/16/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1363	258	2013-00008260
MILDRED BROWN CLARK	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	685	2012-00002238
MKN INC	SPRING ENERGY CO INC	06/28/2010	FEE	SECTION 34, BLOCK 33, ABSTRACT 1244, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 646.4 ACRES, MORE OR LESS	TX	Howard	1235	3
MKN INC	SPRING ENERGY CO INC	06/28/2010	FEE	W/2 OF SECTION 38, BLOCK 33, ABSTRACT 1244, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1208	526
MKSEA LLC	SPRING ENERGY CO INC	07/13/2010	FEE	N/2 OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES, MORE OR LESS	TX	Howard	1205	88
MKSEA LLC	SPRING ENERGY CO INC	07/13/2010	FEE	S/2 OF SECTION 34, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 322 ACRES, MORE OR LESS	TX	Howard	1220	24
MONA SUE CORNING	SPRING ENERGY CO INC	02/08/2010	FEE	W/2 OF SEC 29, BLK 33, T2N, T&P RY CO SURVEY, SAVE & EXCEPT AN 80 ACRE TRACT OUT OF THE NW4	TX	Howard	1170	753
Mona Sue Corning, Individually and as Independent Executrix of the Estate of Lela R. Lumpkin, Dec'd	Parallel Petroleum Corporation	6/7/1993	FEE	NE/4, N/2 NW/4 Section 29, Block 33, T2N, T&P Ry. CO. Survey	TX	HOWARD	687	168	6120
N. L. RIGGAN	OGX RESOURCES LLC	08/14/2006	FEE	SE/4 OF SEC 43, BLK 33, T&P RY CO SURVEY, HOWARD COUNTY	TX	Howard	1002	310	00004644
NADINE L HODNETT LIFE ESTATE	SPRING ENERGY CO INC	08/31/2007	FEE	ALL OF THE SOUTHEAST QUARTER (SE/4) OF SECTION 23, BLOCK 34, T-2- N, T&P RR CO. SURVEY	TX	Howard	1066	717
NEWELL W. TATE, INDIVIDUALLY AND AS AGENT AND ATTORNEY-IN-FACT FOR THE FOLLOWING INDIVIDUALS: GARY ALLISON TATE, BERWYN ELLIOTT TATE, MARY LARUE SHANKS, TRUMAN PHILIP TATE, ROGER LYNN TATE, ALAN CRAIG TATE, AND DORA JANELLE THOMAS	CHALFANT PROPERTIES, INC.	12/01/2008	FEE	TWP 2N BLK 33 SEC 43; SE/4	TX	Howard	1153	778	2009-00004865
NICOLE COCKRELL CHANEY, INDIVIDUALLY UNDER THE ESTATES OF M A COCKRELL AND ALLIE COCKRELL AND ALL THE REVISIONARY INTEREST UNDER THE LIFE ESTATES OF JERRY COCKRELL AND GWENDOLINE ROGERS)	OGX RESOURCES LLC	09/27/2006	FEE	N/2 OF SECTION 41, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	589	00005375
NORA ROSALEE DARNELL	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SVY, T-2-N, BLK 34, SEC. 11: S/2NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1153	734	2009-00004858
NORA TAYLOR	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SVY, T-2-N, BLK 34, SEC. 11: S/2NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1153	731	2009-00004857
NORMA J MECKEL	RBP LAND COMPANY	11/23/2009	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-90 HOWARD CO, TX	TX	Howard	1169	365
NORTH CENTRAL OIL CORP.	NORTH AMERICAN ROYALTIES, INC.	08/09/1980	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4	TX	Howard	501	472	5595
NOVA GEAN CAUBLE	RBP LAND COMPANY	12/07/2009	FEE	E/2 SE/4 SEC 33, BLOCK 33, T2N, T&P RR. CO. SURVEY, HOWARD COUNTY, TX CONT 80 ACS M/L	TX	Howard	1171	769
O'BENCO III LP	CROWNROCK LP	01/24/2013	FEE	T2N BLK 340 SEC 22: E/2 NE/40 T&P RY CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1315	34
OGX RESOURCES LLC	CLEAR WATER INC	02/15/2007	FEE	N/2 SEC 42, BLK 33, T-2-N, T&P, SAVE AND EXCEPT 47.56 ACRES	TX	Howard	1053	643	00003728
OLA E. STEED, DEALING IN HER SOLE AND SEPARATE PROPERTY	JOHN P. BATES	07/19/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	518	4206
ONES A PLASTER	RBP LAND COMPANY	03/22/2010	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1175	634
OTIS NEAL WILLIAMS	RBP LAND COMPANY	01/13/2010	FEE	E/2 SE/4 SECTION 33, BLOCK 33, T-2- N, T&P RR. CO. SURVEY	TX	Howard	1171	763
OWEN D BROWN	BIG STAR OIL & GAS LLC	02/22/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1263	689	2012-00002238

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
OWEN K CARTER	RBP LAND COMPANY	04/29/2010	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1177	555
PAMELA DICKEY	DWR OIL COMPANY INC	11/20/2004	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	955	761	00006246
PARKER FAMILY FARMS LTD	H L BROWN OPERATING LLC	06/01/2004	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T& P RY CO SURVEY	TX	Howard	940	56	00003618
PATRICIA KIM STEPHENS	CROWNROCK LP	11/29/2012	FEE	T2N, BLOCK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1312	187
PATRICIA LYNN HALL, SSP	CLEAR WATER, INC.	09/21/2009	FEE	W/2 SEC 43	TX	Howard	1155	780	2009-00005050
PATRICIA MORSE CURTIS AS ATTORNEY IN FACT FOR JOSEPHINE FREEL MORSE	CROWNROCK	09/24/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1117	442	2008-00006648
PATRICIA MORSE CURTIS, AS HER SOLE AND SEPARATE PROPERTY	CROWNROCK LP	12/12/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1128	780	2009-00000863
PATSY DIANE MASON	CROWNROCK, LP	01/19/2012	FEE	EAST 65AC OF SE/4, SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1257	157
PATSY DIANE MASON	CROWNROCK, LP	01/19/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE SE/4	TX	Howard	1257	157	2012-00001262
PATSY FAYE DOUGLASS	CROWNROCK, LP	12/01/2011	FEE	THE NORTHEAST QUARTER (NE/4) AND THE SOUTHWEST QUARTER (SW/4) OF SECTION 20, BLOCK 33, T-2- N, T&P RY. CO. SURVEY. SAVE AND EXCEPT 80 ACRES OUT OF A 160 ACRE POOLING UNIT AROUND THE PHILLIPS UNIT #1 WELL, BEING MORE PARTICULARLY DESCRIBED BY METES & BOUNDS	TX	Howard	1249	172
PATSY FAYE DOUGLASS	MPI ENERGY PARTNERS, LP	11/28/2007	FEE	T2N, BLK 33, T&P RY CO SURVEY0 SEC 20: NW/4, SE/40 SEC 21: SW/40 HOWARD COUNTY, TEXAS	TX	Howard	1086	492
PATSY FAYE DOUGLASS, DEALING IN HER SOLE & SEPARATE PROPERTY	BREITBURN OPERATING, LP	07/09/2014	FEE	T2N, BLK 33, T&P RY CO SURVEY0 SEC 20: NW/4, SE/40 SEC 21: SW/40 HOWARD CO., TX	TX	Howard	1410	506	2014-0005695
PAUL ALBERT FISHER	CROWNROCK	05/22/2012	FEE	T2N BLK 340 SEC 22: E/20 T&P RY CO SURVEY0 HOWARD CO, TEXAS0 CONT 320 ACS M/L	TX	Howard	1275	682
PAULA KRETSCHMER SMITH	SPRING ENERGY CO INC	09/07/2010	FEE	WEST HALF (W/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 323.2 ACRES MORE OR LESS	TX	Howard	1197	787
Penny Peterson	Cobra Oil & Gas Corporation	5/15/2014	Fee	Southwest Quarter (SW/4), Sec 17, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1428	611	2014-00008332
PETER B. TYSON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	JOHN P. BATES	07/26/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	531	4214
R PATT LILLY	STEVENS & TULL DEVELOPMENT LT	02/04/2008	FEE	TRACT 6 OF THE NW/4 OF SECTION 32, BLOCK 33, T-2-N, T&P CO. SY.	TX	Howard	1085	122
R V PEPPER AND WIFE, VICTORIA R PEPPER	ENERQUEST OIL & GAS LTD	07/25/2007	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T& P RY CO SURVEY	TX	Howard	1037	801	00000734
RANDALL MCGEHEE	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	106	7288
RANDY H FRANCIS	MPI ENERGY PARTNERS, LP	03/04/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1091	199
RAYMOND STALLINGS	BREITBURN OPERATING LP	04/01/2015	FEE	2 ACRES, MORE OR LESS, BEING THE WELL LOCATION OF BREITBURN'S RAYMOND EULA 30 #1 WELL, SECTION 30, BLK 33, T-2N, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS	TX	Howard	1512	33	2016-00000531
RAYMOND STALLINGS AND EULA FAYE STALLINGS (WIFE)	MPI ENERGY PARTNERS, LP	04/03/2007	FEE	THE N/2 OF SECTION 30, BLK 33, TOWNSHIP 2 NORTH, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320.0 ACRES, MORE OR LESS	TX	Howard	1048	511
REBECCA ANN HUITT	CLEAR WATER INC	08/11/2009	FEE	E/2NW/4 AND NORTH 60 ACRES OF SW/4 SECTION 39, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1149	160	2009-0004083
RENAE FERGUSON, INDEPENDENT EXECUTRIX OF THE ESTATE OF A.K. GUTHRIE, DECEASED, THE DORIS PIKE GUTHRIE TEXAS TRUST FOR A.K. GUTHRIE, THE DORIS PIKE GUTHRIE TEXAS TRUST FOR MARY LYNNE GUTHRIE PERRY	MACK T RESOURCES, LP	12/08/2011	FEE	SW/4 OF SECTION 17, BLOCK 33, 0 T-2-N, T&P RY CO SURVEY	TX	Howard	1252	284	2012-00000398
REXIE R MCNEW	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1013	111	00003191
RICHARD COLDIRON, ANNIE ELAINE POTTER.	PIEDRA ENERGY I, LLC	11/04/2008	FEE	ALL OF THE SW/4 EXCEPT THE N. 40 ACRES OF THE SW/4 OF SECTION 18, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, CONTAINING 120 ACRES, MORE OR LESS	TX	Howard	1119	156
RICHARD L SMITH	RBP LAND COMPANY	12/03/2009	FEE	T&P RR CO, T2N, BLK 33, SEC 320 TR1: E 85.286 ACS LOTS 8-90 TR2: W 19.62 ACS LOTS 8-9	TX	Howard	1169	371
RICHARD LEE PEMBERTON	CROWNROCK LP	02/15/2013	FEE	T2N, BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1319	387
RICHARD M COLDIRON	BREITBURN OPERATING LP	06/12/2015	FEE	S/2 S/2 NE/4 OF SECTION 31, BLOCK 33, T-2-N, T&P RY CO SURVEY, CONTAINING 40 AC, MORE OR LESS	TX	Howard	1463	416	2015-00004294
RICHARD MARK COLDIRON AND AMY MARIE BLEDSOE	REDWOOD EXPLORATION COMPANY, LLC	3/22/2016	Fee	NW/4 NE/4 & N/2 S/2 NE/4, Sec 31, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1527	752	2016-00002872
RICHARD MCGEHEE	CROWNROCK, LP	07/11/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	109	7289
ROBERT CLINE	RBP LAND COMPANY	11/02/2009	FEE	LOTS 8 AND 9, SECTION 32, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, CONTAINING 104.906 ACRES, MORE OR LESS	TX	Howard	1166	602

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
ROBERT E BEALL, JOE E BEALL, RICHARD COLDIRON, ANNIE ELAINE POTTER.	PIEDRA ENERGY I, LLC	11/04/2008	FEE	THE NORTH 200 ACRES OF THE W/2 OF SECTION 18, BLOCK 33, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 200.00 ACRES, MORE OR LESS	TX	Howard	1119	145
ROBERT E BEALL, JOE PAUL BEALL, LOIS RAE BEALL (INDIVIDUALLY AND AS INDEPENDENT EXECUTRIX OF THE ESTATE OF JOSEPH E BELL, DECEASED), JILL BEALL CLEMENTS, SHARI JO BEALL	BIG STAR OIL & GAS LLC	07/12/2012	FEE	THE SOUTH HALF (S/2) AND THE NORTHEAST QUARTER (NE/4) OF SECTION 28, BLOCK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 486 ACRES, MORE OR LESS	TX	Howard	1283	35	2012-00005090
ROBERT E BEALL, ROBERT LYNN BEALL, JOE PAUL BEALL, JILL BEALL CLEMENTS.	PIEDRA ENERGY I, LLC	11/04/2008	FEE	NE/ 4 SECTION 18, BLOCK 33, T-2-N, T&P RY CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 162.0 ACRES, MORE OR LESS	TX	Howard	1119	134
ROBERT E. BEALL; AMY MARIE BLEDSOE; LOIS RAE BEALL, INDEPENDENT EXECUTRIX OF THE ESTATE OF JOSEPH E. BEALL,D DECEASED; AND RICHARD MARK COLDIRON.	CROWNROCK, L.P.	05/14/2012	FEE	T&P RY CO SVY, T-2-N, BLK 33, SEC. 18: S/40 OF THE N/200 AC OF THE W/2, HOWARD COUNTY, TEXAS	TX	Howard	1278	253	2012-00004406
ROBERT EDWARD OLIVAS	CROWNROCK	10/30/2008	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1122	82	2008-00007399
ROBERT F DUKE AND WIFE JUDY ANN DUKE	ENERQUEST OIL & GAS LTD	01/25/2007	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1037	809	00000736
ROBERT L. WOOD AND WIFE, MAE WOOD	NORTH AMERICAN ROYALTIES, INC.	08/05/1980	FEE	TWP 2N BLK 34 SEC 11; SW/4; SE/4	TX	Howard	499	635	4941
ROBERT M. GAY REVOCABLE TRUST	SPRING ENERGY CO INC	04/27/2010	FEE	THE NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1177	391
ROBERT RAY WILLIAMS	ROBERT B. PORTER, JR., TRUSTEE OF T	07/16/2012	FEE	T&P RR CO SVY, T-2-N, BLK 33, SEC. 33: E/2SE/4, HOWARD COUNTY, TEXAS	TX	Howard	1290	216	6202
Robert W Harrell	OGX Resources LLC	10/2/2006	FEE	NW/4 Section 33, Block 33, T2N	TX	HOWARD	1028	666
ROBERTA M REGAN TESTAMENTARY TRUST	SPRING ENERGY CO INC	06/01/2010	FEE	WEST 1/2 OF SECTION 34, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	Howard	1187	597
ROBINSON FAMILY REVOCABLE TRUST	DOUBLE EAGLE DEVELOPMENT LLC	05/10/2012	FEE	NE/4 SEC 6 AND 143.60 AC TRACT OUT OF SEC 43 & 44, BLK 33, T-2-N, T&P RR CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1271	784	2012-00003400
RONALD DEAN PEMBERTON	CROWNROCK LP	02/15/2013	FEE	T2N, BLK 33D SEC 33: E/2 SE/4D T&P RR CO SURVEYD HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1319	353
ROOSEVELT SHAW	CROWNROCK, LP	06/15/2010	FEE	NW/4 AND W/2 NE/4 OF SECTION 19, BLOCK 33, T2N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 240 ACS M/L.	TX	Howard	1181	317
ROOSEVELT SHAW	BREITBURN OPERATING LP	02/01/2015	FEE	2 ACRES, MORE OR LESS, WELL LOCATION OF BREITBURN'S ROOSEVELT PATSY #15 WELL, SECT 19, BLK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1512	38	2016-00000532
ROSETTA PETTY	CROWNROCK, LP	05/04/2010	FEE	EAST 80 ACRES PF THE EAST 160 ACRES OF THE WEST 215 ACRES OF THE SOUTH HALF OF SECTION 48, BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1179	468
ROSETTA PETTY	STEVENS & TULL DEVELOPMENT LT	05/04/2007	FEE	W/65 ACRES OF THE NE/4 OF SECTION 48 AND E/80 ACRES OF THE E/160 ACRES OF THE W/215 ACRES OF THE S/2 OF SECTION 48 AND THE NORTH 66 2/3RDS ACRES OF THE NORTH 200 ACRES OF THE W/2 OF SECTION 49, ALL IN BLOCK A, BAUER & COCKRELL SURVEY	TX	Howard	1056	213
ROSETTA PETTY	RBP LAND COMPANY	11/03/2009	FEE	SE/4 SECTION 33, BLOCK 33, T-2-N, T&P RR. CO. SURVEY	TX	Howard	1171	757
ROSETTA PETTY	CROWNROCK, LP	05/18/2010	FEE	TR 2 NE/4 AND TR 4 W/2, SEC 32, BLK 33, T2N, T&P RY. CO. SURVEY	TX	Howard	1179	448
ROY LEE WILLIAMS	CROWNROCK LP	01/25/2013	FEE	T2N BLK 33D SEC 33: E/2 SE/4D T&P RR CO SURVEYD HOWARD CO, TXD CONT 80 ACS M/L	TX	Howard	1313	497
Roy Phillips	Parallel Petroleum Corporation	8/21/1992	FEE	S/2 SW/4 Section 20, Block 33, T2N, T&P Ry. CO. Survey	TX	HOWARD	685	643	5717
RUSSELL LEDBETTER	SPRING ENERGY CO INC	07/14/2010	FEE	W/2 OF SECTION 38, BLOCK 33, ABSTRACT 1244, T-2-N, T&P RR CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 326 ACRES, MORE OR LESS	TX	Howard	1200	295
RUSSELL LEDBETTER	PARTEE DRILLING, INC.	07/14/2010	FEE	T2N, BLK 33D SEC 38: E/2D T&P RY CO SURVEYD HOWARD COUNTY, TEXAS, CONT 326 ACS M/L	TX	Howard	1200	287
SAM O WILLIAMS	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	THE S/2 OF SECTION 21, BLOCK 34, T- 2-N, T&P RR. CO. SURVEY	TX	Howard	1056	235
SAM SALEH	SPRING ENERGY CO INC	09/17/2010	FEE	T2N, BLK 33D SEC 34: ALL, T&P RR SURVEYD SEC 38: ALL, T&P RY CO SURVEYD HOWARD COUNTY, TEXAS CONT 1298.4 ACS M/L	TX	Howard	1193	212
SAMMIE E WILLIAMS REV TRUST	SLB LAND SERVICES, LLC	06/01/2009	FEE	T&P RR CO SVY, T-2-N, BLK 34, SEC. 11: S/2NE/4, HOWARD COUNTY, TEXAS	TX	Howard	1153	737	2009-00004859
SANDI L DUNAGAN	SPRING ENERGY CO INC	08/02/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1193	197
SANDRA KAY MCNALLEN	STEVENS & TULL DEVELOPMENT LT	05/10/2007	FEE	THE WEST 65 ACRES OF THE EAST 95 ACRES OF THE NE/4 AND THE E/80 ACRES OF THE E/160 ACRES OF THE W/215 ACRES OF THE S/2 OF SECTION 48; THE NORTH 66 2/3RDS ACRES OF THE NORTH 200 ACRES OF THE W/2 AND THE MIDDLE 66 2/3RDS ACRES OF THE NORTH 200 ACRES OF THE	TX	Howard	1056	251

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
Senie Coldiron	Brigham Oil & Gas, LP	4/10/2001	Fee	Northeast Quarter (NE/4), Sec 31, BLK 33, T2N, T&P RR Co Survey	TX	Howard	836	660
SHANA RANEE PICKENS FIELDER	CROWNROCK LP	02/18/2013	FEE	T2N, BLOCK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1321	815
SHARON CHILDS, SSP	CLEAR WATER, INC	09/21/2009	FEE	W/2 SEC 43	TX	Howard	1153	524	2009-00004820
SHARON CHILDS, SUZANNE HUITT, PATRICIA LYNN HALL, DEWEY DWAYNE HODNETT	OGX RESOURCES LLC	04/15/2007	FEE	SW/4 OF SECTION 41, BLOCK 33, T-2- N, T&P RR CO SURVEY	TX	Howard	1038	392	00000865
SHARON MCGEHEE	CROWNROCK, LP	07/24/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1298	112	7290
SHARRON HUSSON	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1013	225	00003216
STEPHEN ELLIOTT GAY	SPRING ENERGY CO INC	03/18/2010	FEE	THE NORTH HALF (N/2) OF SECTION 34, BLOCK 33, T-2-N, T&P RR SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 324.4 ACRES MORE OR LESS	TX	Howard	1177	396
STOCK NGB LIMITED PARTNERS, LTD	BREITBURN OPERATING LP	06/22/2015	FEE	N/2 NW/4 AND E/2 NE/4 OF SECTION 41, BLOCK 33, T-2-N, T&P RY CO SURVEY, CONTAINING 160 ACRES	TX	Howard	1478	362	2015-00006284
STOCK NGB LIMITED PARTNERS, LTD AND JOE PAUL BEALL AND WIFE, LINDA RENE BEALL	OGX RESOURCES LLC	08/18/2006	FEE	N/2 OF SECTION 41, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1027	414	00005513
SUE S WILLBANKS TRUST	SPRING ENERGY CO INC	03/09/2006	FEE	THE SOUTH HALF (S/2) OF SECTION 17, BLOCK 34, TOWNSHIP-1-NORTH, T&P RY CO SURVEY, HOWARD AND MARTIN COUNTIES, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1005	757
SUSAN ELLIOTT HARMON	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L.	TX	Howard	1083	528
SUSAN SMITH	MPI ENERGY PARTNERS, LP	03/04/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1099	14
SUZAN K WILLIAMS COOPER	CROWNROCK LP	01/11/2013	FEE	T2N, BLK 330 SEC 33: E/2 SE/40 T&P RR CO SURVEY0 HOWARD COUNTY, TX, CONT 80 ACS M/L	TX	Howard	1319	375
SUZANNE HUITT, SSP	CLEAR WATER, INC.	09/21/2009	FEE	W/2 SEC 43	TX	Howard	1153	536	2009-00004822
TEJON EXPLORATION CO	CROWNROCK LP	01/23/2013	FEE	T2N BLK 340 SEC 22: E/2 NE/40 T&P RY CO SURVEY0 HOWARD CO, TX0 CONT 80 ACS M/L	TX	Howard	1316	63
TEMPLE JO GRANTHAM	CROWNROCK LP	12/17/2012	FEE	T2N BLOCK 330 SEC 34: ALL0 T&P RR CO SURVEY0 HOWARD CO, TX	TX	Howard	1326	759
Terry Grantham	Cobra Oil & Gas Corporation	5/14/2014	Fee	Southwest Quarter (SW/4), Sec 17, BLK 33, T2N, T&P RR Co Survey	TX	Howard	1428	599	2014-00008331
TEXAS ENERGY STAR, LLC; ADAMS LEGACY GROUP; AND PAULA SUE ADAMS	PATRIOT ROYALTY & LAND, LLC	09/10/2010	FEE	T&P RY CO SVY, T-3-N, BLK 33, SEC. 29: NW/4, HOWARD COUNTY, TEXAS	TX	Howard	1196	449	2010-00005398
THE JEAN BROUGHTON TRUST AND THE G C BROUGHTON FOUNDATION	MPI ENERGY PARTNERS, LP	12/11/2006	FEE	INSOFAR AND ONLY INSOFAR AS SAID LEASE COVERS ALL OF SEC 5, SAVE AND EXCEPT THE NW/4, AND ALL OF SEC 9, SAVE AND EXCEPT THE SE/4, BLOCK 34, T1N, T&P RR CO SURVEY, CONT 960 ACS M/L, HOWARD COUNTY, TEXAS.	TX	Howard	1034	637	2010-00000137
THE LILLIAN SIMPSON TRUST	SPRING ENERGY CO INC	06/29/2010	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P TY CO. SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 320 ACRES, MORE OR LESS	TX	Howard	1190	210
THE LILLIAN SIMPSON TRUST,0 J LARRY NICHOLS TRUSTEE	BREITBURN OPERATING LP	07/31/2015	FEE	W/2 OF SECTION 6, BLOCK 33, T-2-N, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS	TX	Howard	1492	353	2015-00008348
THE SLK FAMILY TRUST	BREITBURN OPERATING LP	09/29/2015	FEE	MULTIPLE TRACTS WITHIN THE NE/4 OF SECT 6, BLOCK 33, T2N, T&P RR CO SURVEY AND SECTIONS 43 & 44, BLOCK 33, T3N, T&P RR CO SURVEY, HOWARD COUNTY, TX	TX	Howard	1486	753	2015-00007481
THOMAS D ELLIOTT	MPI ENERGY PARTNERS, LP	12/18/2007	FEE	W/2 AND SE/4 OF SEC 31, BLK 33, T-2- N, T&P RY. CO. SURVEY, CONT 480 ACS, M/L.	TX	Howard	1083	518
THOMAS GRAVES, A SINGLE MAN	JOHN P. BATES	08/24/1977	FEE	TWP 2N BLK 34 SEC 2 & 11; SEC 2: SW/4; SEC 11: SW/4; SE/4	TX	Howard	461	612	4441
THOMAS LEO VOLLMER	MPI ENERGY PARTNERS, LP	02/28/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1091	193
TOM STOKES INDIVIDUALLY, AND AS INDEPENDENT CO-EXECUTOR OF THE ESTATE OF ERMA N HAMILTON, DECEASED	MACK T RESOURCES LP	12/06/2011	FEE	SW/4 OF SEC 17, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1252	294	2012-00000400
TRACY COCKRELL RIVERS (INDIVIDUALLY UNDER THE ESTATES OF M A COCKRELL AND ALLIE COCKRELL AND ALL THE REVISIONARY INTEREST UNDER THE LIFE ESTATES OF JERRY COCKRELL AND GWENDOLINE ROGERS)	OGX RESOURCES LLC	09/27/2006	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1026	581	00005373
VALDA GENE CROWDER, AKA JEAN CROWDER	OGX RESOURCES LLC	06/16/2006	FEE	NE/4 OF SECTION 40, BLOCK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1013	610	00003311
VERL D SHAW & IOMA T SHAW TRUSTEES OF THE VERL D SHAW AND IOMA T SHAW REVOCABLE LIVING TRUST.	SPRING ENERGY CO INC	04/21/2010	FEE	NE/4 SE/4, SEC 30, BLK 33, ABSTRACT 1333, T2N, T&P RR CO SURVEY, HOWARD COUNTY, TEXAS, CONT 40.4125 ACS M/L.	TX	Howard	1178	643
VERL D SHAW AND IOMA T SHAW REVOCABLE LIVING TRUST	SPRING ENERGY COMPANY, INC.	04/21/2010	FEE	T&P RR CO SVY, T-2-N, A-1333, BLK 33, SEC. 30: NE/4SE/4, HOWARD COUNTY, TEXAS	TX	Howard	1178	643	2010-00002523

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
VERL D SHAW AND IOMA T SHAW REVOCABLE LIVING TRUST	MPI ENERGY PARTNERS, LP	12/19/2007	FEE	W 19.62 ACS LOTS 8 & 9, SEC 32; E 85.286 ACS LOTS 8 & 9, SEC 32; SE/4 SEC 32; ALL IN BLK 33, T2N, T&P RY CO SURVEY, HOWARD COUNTY, TX.	TX	Howard	1082	137
Verl D Shaw and Ioma T Shaw Revocable Living Trust	MPI Energy Partners, L.P.	12/19/2007	FEE	N/2 SE/4 Section 32, Block 33, T2N	TX	HOWARD	1082	137
VERL D SHAW AND IOMA T SHAW.	CROWNROCK, LP	10/19/2009	FEE	NE/4 OF SECTION 30, BLOCK 33, T-2-N, T&P RY. CO. SURVEY	TX	Howard	1159	246
Verl D. Shaw and Ioma T. Shaw, Trustees of the Verl D. Shaw and Ioma T. Shaw Revocable Living Trust	Brigham Oil & Gas, LP	4/24/2001	Fee	Southeast Quarter of the Southeast Quarter (SE/4 SE/4), Sec 30, BLK 33, T2N, T&P RR Co Survey	TX	Howard	833	317
VONCILLE MARIE ETHRIDGE	CROWNROCK, LP	04/01/2010	FEE	NORTHWEST QUARTER (NW/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY. CO. SURVEY, HOWARD COUNTY, TEXAS	TX	Howard	1175	405
W WAYNE GILL AND WIFE MERLE GILL	ENERQUEST OIL & GAS LTD	01/25/2007	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	1037	804	00000735
WALKER FARMS LTD	OGX RESOURCES LLC	04/01/2006	FEE	S 100 AC OF THE SW/4, SEC 39, BLK 33, T-2-N, HOWARD COUNTY, TXo	TX	Howard	1005	355	00001852
WALKER FARMS LTD	J CLEO THOMPSON AND J C T JR LP	07/10/2003	FEE	W/2 OF SEC 46, BLK 33, T-2-N, T & P RY CO SURVEY	TX	Howard	905	97	00004209
WALKER FARMS, LTD	ANTARES ENERGY COMPANY	05/18/2012	FEE	S 100 AC OF THE SW/4 OF SEC 39, BLK 33, T-2-N, HOWARD COUNTY, TX	TX	Howard	1272	39	2012-00003416
WALTER WOODIE LONG AND WIFE ALICE LONG	STEVENS & TULL DEVELOPMENT LT	05/01/2007	FEE	SE/4 SEC 29 AND TRACT 3 OF THE NE/4 OF SEC 32, BLK 33, T2N, T&P RY. CO. SURVEY	TX	Howard	1056	206
WANDA LEE ROMAN	CLEAR WATER, INC	07/25/2009	FEE	SE/4 OF SEC 41, BLK 33, T-2-N, T& P RY CO SURVEY	TX	Howard	1151	284	2009-00004469
WARD ACKERT HOWARD	H. L. BROWN OPERATING, LLC	05/19/2004	FEE	S/2 OF SEC 40, BLK 33, T-2-N, T & P & RY CO SURVEY	TX	Howard	936	296	00002976
WELLS FARGO BANK, N.A. TRUSTEE OF THE SOPHIE BARTLETT MOORE BECK REVOCABLE TRUST AND TRUSTEE OF THE STEPHEN E MOORE REVOCABLE TRUST	BREITBURN OPERATING LP	04/10/2015	FEE	N/2 SECTION 41, BLOCK 33, T2N, T&P SURVEY	TX	Howard	1469	146	2015-00005004
WELLS FARGO BANK, N.A.TRUSTEE OF THE SOPHIE BARTLETT MOORE BECK REVOCABLE TRUST AND TRUSTEE OF THE STEPHEN E MOORE REVOCABLE TRUST	BREITBURN OPERATING LP	10/01/2010	FEE	N/2 SECTION 41, BLOCK 33, T2N, T&P SURVEY	TX	Howard	1469	146	2015-00005004
WELLS FARGO BANK, NA TRUSTEE OF THE SOPHIE BARTLETT MOORE REVOCABLE TRUST AND TRUSTEE OF THE STEPHEN E MOORE REVOCABLE TRUST	BREITBURN OPERATING LP	10/01/2010	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RY CO SURVEY, CONTAINING 320.00 ACRES, MORE OR LESS	TX	Howard	1463	422	2015-00004296
WELLS FARGO BANK, NA, TRUSTEE OF THE JEFF AND NADA MAE DAVIS CHARITABLE FOUNDATION	MACK T RESOURCES LP	01/11/2012	FEE	NE/4 SECTION 12, BLOCK 35, T-1-S, T&P SURVEY	TX	Howard	1252	274	2012-00000395
WELLS FARGO BANK, NA, TRUSTEE OF THE SOPHIE BARLETT MOORE TESTAMENTARY TRUST UWO BC MAN AND THE THE STEPHEN ELLIS MOORE TESTAMENTARY TRUST UWO BC MANN	DWR OIL COMPANY	03/12/2004	FEE	N/2 OF SECTION 41, BLOCK 33, T-2-N, T&P RY CO SURVEY	TX	Howard	935	298	00002761
WENDELL E SWANN	MACK TO RESOURCES LP	01/02/2012	FEE	SW/4 OF SEC 17, BLK 33, T-2-N, T&P RR CO SURVEY	TX	Howard	1252	302	2012-00000402
WESLEY JACOBSON	CROWNROCK, LP	03/05/2013	FEE	BAUER & COCKRELL SURVEY BLK A SEC 48; E/65 AC OF THE S/2	TX	Howard	1334	36	3993
WEST STAR ENERGY, LLC; ADAMS HERITAGE GROUP; AND CAROL ANN ADAMS.	PATRIOT ROYALTY & LAND, LLC	09/10/2010	FEE	T&P RY CO SVY, T-3-N, BLK 33, SEC. 29: NW/4, HOWARD COUNTY, TEXAS	TX	Howard	1196	438	2010-00005397
WILLIAM H SMITH	RBP LAND COMPANY	10/19/2011	FEE	NE/4 OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES, MORE OR LESS.	TX	Howard	1242	447
WILLIAM LANE EDWARDS	MPI ENERGY PARTNERS, LP	02/29/2008	FEE	THE NORTHEAST QUARTER (NE/4) OF SECTION 8, BLOCK 34, T-1-S, T&P RY CO SURVEY, HOWARD COUNTY, TEXAS, CONTAINING 160 ACRES MORE OR LESS	TX	Howard	1096	396
77 OIL PROPERTIES, INC.	CROWNROCK, LP	01/15/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	449	699
ABILENE CHRISTIAN UNIVERSITY	PATRIOT ROYALTY & LAND, LLC	02/05/2010	FEE	T&P RY CO SVY, T-3-N, BLK 34, SEC. 29: S/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	269	94	1053
ACCOUNT NO. W00551200, FROST NATIONAL BANK, TRUSTEE	CROWNROCK, LP	04/19/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	338	217	1879
ADVENTURE EXPLORATION, LP o ROCA RESOURCE COMPANY, INC. o DAVID SLEDGE o JOHN B. SYPTAK o MARK T. DEHLINGER o RICHARD H. COATS	PATRIOT ROYALTY & LAND, LLC	05/19/2010	FEE	T2N, BLK 37o SEC 8: SE/4o T&P RY CO SVYo MARTIN CO, TEXAS	TX	Martin	273	419
ALICE DANIEL	CROWNROCK, LP	09/23/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	127	106
ALLEN W. HAMILL, JR. FAMILY PARTNERSHIP	CROWNROCK, LP	01/24/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	439	696
ALTA BELLE BRISTO, JAMES CULLEN BRISTO, DANIEL GENE BRISTO, AND BENJAMIN JUDD BRISTO	MACK T. RESOURCES, LP	05/15/2009	FEE	TWP 3N BLK 34 SEC 26; SE/4	TX	Martin	252	583
AMELIA BURCHETT, SSP	CROWNROCK, L.P.	08/25/2009	FEE	T&P RR CO SVY, T-1-N, BLK 37, SEC. 34: W/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	263	535	3608
AMELIA ELAINE EILAND, AS HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	07/12/2012	FEE	TWP 1N BLK 36 SEC 19; N/2NW/4	TX	Martin	348	639	2944
American State Bank, Lubbock, Texas, as Trustee of the Loma June Hudgeons Trust	K. Brian Reeves	9/6/2005	FEE	SW/4 of Section 39, Block 34, T-3-N, T&P Ry. CO. Survey	TX	MARTIN	170	165
American State Bank, Lubbock, Texas, as Trustee of the Loma June Hudgeons Trust	Cobra Oil and Gas Corporation	9/7/2008	FEE	S/2 SW/4 of Section 39, Block 34, T-3-N, T&P Ry. CO. Survey	TX	MARTIN	237	232
ANGIE BRIDGES, A WIDOW	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	791	3812
ANN TOWERS STONE	CROWNROCK, LP	01/15/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	436	695
ANNA LOUISE GRAVES	CROWNROCK, L.P.	11/19/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	240	317	4125

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
ANNETTE WEARNER, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	09/10/2010	FEE	TWP 1N BLK 37 SEC 38; NE/4	TX	Martin	291	137	4466
AOG MINERAL PARTNERS, LTD., A TEXAS LIMITED PARTNERSHIP	CROWNROCK, LP	04/01/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4	TX	Martin	249	356	1346
BALONEY FEATHERS, LIMITED	CROWNROCK, LP	12/08/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	242	437	215
BANK OF AMERICA, N.A., TRUSTEE OF THE FLORENCE MARIE HALL TRUST	CROWNROCK, L.P.	06/01/2008	FEE	T&P RY CO SVY, T-2-N, BLK 37, SEC. 20: SW/4, MARTIN COUNTY, TEXAS.	TX	Martin	230	470	2399
BANK OF AMERICA, N.A., TRUSTEE OF THE FLORENCE THELMA HALL TRUST AND AS TRUSTEE.	CROWNROCK, L.P.	06/01/2008	FEE	T&P RY CO SVY, T-2-N, BLK 37, SEC. 20: SW/4, MARTIN COUNTY, TEXAS.	TX	Martin	235	670	3319
BANK OF AMERICA, N.A., TRUSTEE0 OF THE FLORENCE MARIE HALL TRUST, TRUSTEE OF THE FLORENCE THELMA HALL TRUST AND AS TRUSTEE.	CROWNROCK, L.P.	09/01/2008	FEE	T&P RR CO SVY, T-1-S, BLK 35, SEC. 09: E/2 E/2, MARTIN COUNTY, TEXAS.	TX	Martin	235	676	3320
BANK OF AMERICA, NA, FRANKLIN THOMPSON FAMILY AGENCY	S.E.S. ENERGY, LTD	06/29/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	343	349	2413
BANK OF AMERICA, NA, TRUSTEE OF THE SHELBY ELLIS TRUST	S.E.S. ENERGY, LTD	03/23/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	422	1516
BARBARA ANN LANE WALTHER	CROWNROCK, L.P.	12/22/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	245	250	645
BARBARA G. KIMBROUGH	CROWNROCK, LP	09/23/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	144	112
BARBARA GUINN	CROWNROCK, LP	09/23/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	133	108
BARBARA J. LOGGIE, DEALING HEREIN WITH HER SOLE AND SEPARATE PROPERTY, AND BEING THE SOLE HEIR IN AND TO THE EST. OF ROBERT G. LOGGIE, DECEASED	CROWNROCK, LP	03/05/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	375	459	1699
BARBARA MEEK HICKMAN, AS HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	466	2720
BARBARA SHAW ANDERSON	CROWNROCK, LP	02/21/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	370	688	1172
BARBARA SMITH	CROWNQUEST OPERATING, LLC	04/04/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	226	752	1746
BAREFOOT MINERALS	CROWNROCK, L.P.	11/21/2013	FEE	SE/4, Sec 9, BLK 35, T2N, T&P RR Co. Survey	TX	Martin	398	656	140260
BDMC LP	Pioneer Natural Resources USA Inc.	4/27/2005	Fee	East 252.74 acres of S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey	TX	Martin	168	333	1460
BDMC LP	Pioneer Natural Resources USA Inc.	7/1/2010	Fee	East 240 acres of the S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey, SAVE & EXCEPT a 9.68 acre tract out of the SE/4 which is more particularly described by metes and bounds in Warranty Deed recorded in Volume 79, Page 499, of the Deed Records of Martin County, Texas, From a depth of 9,352 feet and below	TX	Martin	280	322	2917
BENJAMIN SMITH	CROWNROCK, LP	02/21/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	370	679	1169
BETTY JAN VALIQUETTE	PATRIOT ROYALTY & LAND, LLC	12/22/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	662	3626
BETTY JAN VALIQUETTE, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/10/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	331	4132
BETTY JAN VALIQUETTE, DEALING IN HER SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/17/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	406	1512
BETTY JAN VALIQUETTE, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/07/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	311	173
BETTY SUE SAPP	CROWNROCK, LP	05/27/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	320	2534
BEVERLY HILBURN BOWMAN AND BERNARD HINES HILBURN, CO- TRUSTEES OF THE BEVERLY HILBURN BOWMAN TRUST AND THE BERNARD HINES HILBURN TRUST	CROWNROCK, LP	09/06/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	498	3738
BEVERLY J. DILLION, INDIVIDUALLY AND AS EXECUTRIX OF THE EST. OF CARROLL WILLIAM DILLON, DECEASED	CROWNROCK, LP	03/19/2012	FEE	TWP 2N BLK 35 SEC 27; S/2 SW/4	TX	Martin	344	399	2471
Bill R. McMorries	Pioneer Natural Resources USA Inc.	4/27/2015	Fee	3.39 acres out of the South Half (S/2) of Section 10, Block 35, Township-1-North, T&P RR Co Survey, being more particularly described by metes and bounds in a Right of Way Easement recorded in Volume 111, Page 50 of the Deed Records of Martin County, Texas, as amended	TX	Martin	450	368	1683
BILLIE MILES	PATRIOT ROYALTY & LAND, LLC	03/31/2010	FEE	TWP 1N BLK 35 SEC 25; S/2 NW/4	TX	Martin	270	413	1308
BOB KENNEDY	PATRIOT ROYALTY & LAND, LLC	12/17/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	666	3628
BOB KENNEDY	CROWNROCK, LP	11/06/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	337	4135
BOB KENNEDY, DEALING JN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/05/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	25	104
BOB P. KENNEDY, DEALING IN HIS SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/17/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	330	788	915
BOBBY HENSON AND WIFE CAROL	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEY0 MARTIN COUNTY, TX	TX	Martin	298	155	744
BOLDRICK FAMILY PROPERTIES LP	CROWNQUEST OPERATING, LLC	06/03/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	234	538	3108
BREITBURN ENERGY PARTNERS	BREITBURN OPERATING L P	07/10/2012	MIN	E/65 ACS SE/4 SEC 48, BLK A, B&C SURVEY, HOWARD AND MARTIN COUNTY, TX	TX	Martin	366	379

Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
BRENDA FAYE RUSH, DEALING IN HER SOLE AND SEPARATE PROPERTY	K. BRYAN REEVES	04/27/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	199	148	1520
BRENT HATCH	PATRIOT ROYALTY & LAND, LLC	03/31/2010	FEE	TWP 1N BLK 35 SEC 25; S/2 NW/4	TX	Martin	270	417	1310
BROUGHTON FARM COMPANY, THE JEAN BROUGHTON TRUST AND THE G.C.BROUGHTON FOUNDATION	MPI ENERGY PARTNERS, LP	03/01/2007	FEE	N/2 SECTION 10, BLOCK 35, T-1-N, T&P RY CO SURVEY, CONTAINING 331.3 ACRES, MORE OR LESS.	TX	Martin	197	318
C.B. CHRISTIE	CROWNROCK, LP	04/29/2010	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	276	210	2312
CAL FARLEYS BOYS RANCH FOUNDATION WITH AMARILLO NATIONAL BANK AS AGENT	CROWNROCK, LP	07/11/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	614	3392
CANDACE L. KELLY	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEYD MARTIN COUNTY, TX	TX	Martin	299	732	1028
CARL B. BAILEY, III	CROWNROCK, LP	07/25/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	624	3394
CAROL BEDWELL	CROWNROCK, L.P.	02/19/2009	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 18: N/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	246	536	942
CAROL M. MEEK, AS AIF FOR JAMES HOLLIS MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/17/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	333	31	1162
CAROLE S. STRAATHOF, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	03/19/2012	FEE	TWP 2N BLK 35 SEC 27; S/2 SW/4	TX	Martin	344	383	2467
CAROLYN A. MCGUIRE, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	11/03/2011	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	533	598
CAROLYN A. MCGUIRE, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	731	3792
CAROLYN JOHNSON	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	41	2010-00005487
CARROL D. YATER	CROWNQUEST OPERATING, LLC	04/18/2008	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 17: S/2NE/4, MARTIN COUNTY, TEXAS	TX	Martin	226	747	1744
CATHERINE GRACE HARRELL	CROWNROCK, LP	04/11/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	350	81	3085
CATHRYN CARTWRIGHT	CROWNROCK, LP	09/23/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	135	109
CECILIA STRAUS DELOACH	CROWNROCK, LP	05/17/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	310	2529
CENTRAL TRUST & INVESTMENT CO., AS TRUSTEE OF THE WILLIAM T. AND DOROTHY L. HENDERSON FAMILY TRUST	S.E.S. ENERGY, LTD	04/02/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	339	449	1950
CHARLES B. LOGGIE	CROWNROCK, LP	08/03/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	317	773	3527
CHARLES J. CONKLING	CROWNROCK, L.P.	09/17/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	237	640	3690
CHERYL TAYLOR, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	740	3795
CHRISTINA GAYDEN CARTER	CROWNROCK, LP	05/03/2010	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	274	179	2085
CLARENCE A. ROGERS, JR.	CROWNROCK, LP	07/25/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	621	3393
CLEAR CREEK ROYALTY & LAND, LTD	CROWNQUEST OPERATING, LLC	05/15/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2SW/4, FROM SURFACE DOWN TO BUT NOT INCLUDING 9,500 FT., MARTIN COUNTY, TEXAS	TX	Martin	231	561	2622
CLEAR CREEK ROYALTY & LAND, LTD	CROWNQUEST OPERATING, LLC	05/15/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2SW/4, FROM SURFACE DOWN TO BUT NOT INCLUDING 9,500 FT., MARTIN COUNTY, TEXAS	TX	Martin	231	561	2622
CLYDE P. VOLLMER	CROWNROCK, LP	05/27/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	324	2536
CONSTANCE BAILEY FALCO	CROWNROCK, LP	09/07/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	317	761	3523
CORA HENSON MANAGEMENT, LLC, A TEXAS LIMITED LIABILITY COMPANY, GENERAL PARTNER OF THE CORA HENSON FAMILY PARTNERSHIP, LP	STANDARD PERMIAN, LLC	09/27/2012	FEE	TWP 2N BLK 37 SEC 18; N/2 W160 N/2	TX	Martin	359	285	4104
CORA HENSON MANAGEMENT, LLC, A TEXAS LIMITED LIABILITY COMPANY, GENERAL PARTNER OF THE CORA HENSON FAMILY PARTNERSHIP, LP	STANDARD PERMIAN, LLC	09/27/2011	FEE	TWP 2N BLK 37 SEC 18; S/2 OF THE W/100 OF THE N/2	TX	Martin	322	670	4035
COURTNEY HOLT COWDEN, JR.	CROWNROCK, LP	07/15/2011	FEE	W/2 SEC 60, ABS 336, BLK A, B&C SURVEY, MARTIN CO, TX, S&E 80 AC UNIT CAVE #1060 IN S/2 S/2 NW/4 & N/2 N/2 SW/4	TX	Martin	314	119	3139
COURTNEY HOLT COWDEN, JR.	MANHATTAN PETROLEUM INC	5/3/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	166	436
COURTNEY HOLT COWDEN, JR.	LEGACY RESERVES OPERATING LP	11/12/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	395	440
CYNTHIA STRAUS BELL, AKA CYNTHIA BELL, DEALING HEREIN WITH HER SOLE AND SEPARATE PROPERTY, AND BEING THE SOLE HEIR IN AND TO THE EST. OF FRANK STRAUS, DECEASED	CROWNROCK, LP	05/27/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	318	2533
DALE COCHRAN WIGLEY A/K/A DALE C. WIGLEY	CROWNROCK, LP	04/05/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	338	222	1880
DANIEL L. CAVE AND SPOUSE, ZADA CAVE	CROWNROCK, LP	03/21/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; S/120 AC OF SW/4	TX	Martin	336	195	1619
DANIEL L. CAVE AND SPOUSE, ZADA CAVE	CROWNROCK, LP	04/13/2011	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; NORTH 120 AC OF THE NW/4, LESS 40 AC, SURFACE TO 11,000'	TX	Martin	331	151	942
DANIEL L. CAVE AND WIFE, ZADA CAVE	MANHATTAN PETROLEUM INC	3/29/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	166	428
DANIEL LEON CAVE	CROWNROCK, L.P.	10/09/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	238	471	3800
DAVID DALE MAGNIN	CROWNROCK, LP	10/03/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	359	273	4100
DAVID SLEDGE	CROWNROCK, LP	05/01/2011	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; S/120 AC OF SW/4	TX	Martin	304	339	1719
DAVID W. SLEDGE AND WIFE, SANDRA L. SLEDGE	LEGACY RESERVES OPERATING LP	11/12/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	393	12
DENISE SHANK, A WIDOW	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	788	3811
DIANE PERKINS, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	746	3797
DOLORES J. STOVALL, DEALING IN HER SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/27/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	333	35	1163

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
DONALD E. POLLOCK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/06/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4	TX	Martin	242	201	149
DONALD L. GRANTHAM	STANDARD PERMIAN, LLC	06/23/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	433	2715
DONALD R GRIMES, SSP	PATRIOT ROYALTY & LAND, LLC	04/13/2010	FEE	T1N, BLK 380 SEC 1: E/2 SE/40 T&P RY CO SURVEY, 0 MARTIN COUNTY, TEXAS, CONT 80 ACS M/L	TX	Martin	271	380	1518
DONALD R. HORTON AND WIFE, MARTHA E. HORTON	CROWNROCK, LP	06/27/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	386	239	3074
DONALD YATES BOWLIN, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	08/17/2008	FEE	BAUER & COCKRELL SURVEY BLK A SEC 46; E/220 AC	TX	Martin	237	616	3679
DONNA CRAM MOLER	CROWNROCK, LP	10/14/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	141	111
DONNA J. SAWYER, INDIVIDUALLY AND AS TRUSTEE OF THE FAMILY TRUST UNDER THE WILL OF JAMES G. SAWYER, DECEASED	CROWNROCK, LP	12/31/2008	FEE	TWP 2N BLK 36 SEC 36; NW/4 S&E N/80 AC	TX	Martin	242	203	150
DONNY WINSLOW, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	770	3805
DONOHOO WYLY SLAUGHTER	CROWNROCK, L.P.	08/07/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	235	612	3310
DORCHESTER MINERALS, LP	LEWIS B. BURLESON, INC.	02/01/2010	FEE	TWP 1N BLK 36 SEC 10; SE/4	TX	Martin	267	462	694
DORIS HULL, ET VIR HOMER HULL	K. BRYAN REEVES	04/01/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	203	187	2061
DORIS M HALLANAN REV TRUST	CROWNROCK, L.P.	04/26/2010	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	276	672	2400
DOROTHY DEAKINS CHANDLER, AKA DOROTHY D. CHANDLER	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	314	2531
DOWIN O'NEAL, AKA DOWIN SINCLAIR O'NEAL	CROWNROCK, LP	02/03/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	350	84	3086
DRAGON SAGE LLC	CARL T. SPEIGHT	06/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	779	3808
DUCAN H. STONE	CROWNROCK, LP	01/15/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	369	304	941
EDWARD G STEWART AND FRANCES A STEWART REVOCABLE TRUST OF 1/22/96	CROWNQUEST OPERATING, LLC	04/09/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	226	778	1756
ELAINE EILAND, INDIVIDUALLY AND AS TRUSTEE OF THE PAIGE EILAND FAMILY TRUST	CARL T. SPEIGHT	08/01/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	722	3789
ELAINE SEWELL	CROWNROCK, LP	01/15/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	369	292	937
ELIZABETH ANN TROTTER	CROWNROCK, L.P.	10/23/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	239	374	3979
ESTATE OF JAMES DAVID CAVE ET AL	CROWNROCK, L.P.	10/09/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	239	376	3980
EUGENE COLEMAN, AS HIS SOLE AND SEPARATE PROPERTY, AND JOINED HEREIN BY HIS WIFE BRENDA J. COLEMAN	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	44	2010-00005488
EVELYN M. BARFIELD ELROD, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	01/04/2009	FEE	TWP 1N BLK 35 SEC 15; E/2SE/4	TX	Martin	242	33	108
F.A.E.E. ENTERPRISES	S.E.S. ENERGY, LTD	02/21/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	333	22	1161
FAEE ENTERPRISES	PATRIOT ROYALTY & LAND, LLC	12/16/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	676	3633
FAEE ENTERPRISES	CROWNROCK, LP	01/12/2009	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	242	309	172
FAEE ENTERPRISES	CROWNROCK, LP	01/12/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	439	216
FIRST FINANCIAL TRUST & ASSET MANAGEMENT COMPANY, N.A. SUCCESSOR TRUSTEE FOR THE SIDNEY RANDALS TESTAMENTARY TRUST	STANDARD PERMIAN, LLC	06/24/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	472	2722
FIRST NATIONAL BANK & TRUST COMPANY OF 12/1/1008 OKMULGEE, TRUSTEE PATRICIA BOYLE YOUNG MANAGEMENT TRUST	CROWNROCK, LP	12/01/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	351	4139
FLORENCE DANBY ROWE, A/K/A FLORENCE D. ROWE	CROWNROCK, LP	12/20/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	330	354	842
FLORENCE MARIE HALL TRUST	CROWNROCK, L.P.	06/01/2008	FEE	T&P RY CO SVY, T-2-N, BLK 37, SEC. 20: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	230	476	2400
FLORENCE MARIE HALL TRUST	CROWNROCK, L.P.	07/21/2009	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	232	214	2755
FLORENCE MARIE HALL TRUST U/A BANK OF AMERICA, N.A., TRUSTEE	CROWNROCK, LP	03/01/2013	FEE	TWP 3N BLK 33 SEC 30; NE/4	TX	Martin	1327	767	3056
FOREST E. MCKNIGHT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	725	3790
FORREST E. MCKNIGHT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	11/03/2011	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	526	597
FRANKLIN STEPHENS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	10/01/2012	FEE	TWP 2N BLK 37 SEC 18; N/2 W160 N/2	TX	Martin	359	290	4105
FRANKLIN STEPHENS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	09/10/2011	FEE	TWP 2N BLK 37 SEC 18; S/2 OF THE W/100 OF THE N/2	TX	Martin	322	674	4036

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
FRED DENNIS CAVE	CROWNROCK, L.P.	10/09/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	238	476	3801
FREDERICK M. GOLDING, AKA FREDERICK GOLDING, INDIVIDUAL AND AS TRUSTEE OF THE ALINE EILER GOLDING LIVING TRUST, DATED 9/29/1990	CROWNROCK, LP	10/03/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	359	276	4101
G. P. Harrell and wife, Imogene Harrell	John Davis	6/23/1957	FEE	NE/4 Section 15 Block 35 T1N	TX	MARTIN			597
G.P. CROSSLEY, D/B/A NATURAL GAS SERVICES	BILL P HARRIS	4/1/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	166	426
G.P. CROSSLEY, D/B/A NATURAL GAS SERVICES	LEGACY RESERVES OPERATING LP	10/29/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	393	4
G.P. CROSSLEY, DBA NATURAL GAS SERVICES	CROWNROCK, LP	09/09/2010	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; S/120 AC OF SW/4	TX	Martin	282	695	3369
GARY LEE MAYFIELD, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/19/2009	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 18: N/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	245	248	644
GEORGE G. VAUGHT, JR.	CROWNROCK, LP	02/03/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	338	208	1876
GEORGE M O'BRIEN	LEGACY RESERVES OPERATING LP	11/7/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	393	15
GEORGE M. O'BRIEN	CROWNROCK, LP	09/09/2010	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; S/120 AC OF SW/4	TX	Martin	282	698	3370
GEORGE M. O'BRIEN	BILL P HARRIS	4/1/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	166	424
GEORGE M. SLAUGHTER III	CROWNROCK, L.P.	08/07/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	235	609	3309
GEORGIA GRAHAM JONES	CROWNROCK, LP	09/08/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	477	3731
GINGER A. BECKSTEAD, GENERAL PARTNER OF THE ADAMS FAMILY PARTNERSHIP	STANDARD PERMIAN, LLC	06/23/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	450	2717
GREG SADLER, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	09/21/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	709	3785
GRETCHEN BERLY, SSP	CROWNROCK, L.P.	08/25/2009	FEE	T&P RR CO SVY, T-1-N, BLK 37, SEC. 34: W/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	263	538	3609
GUY C. HENSON	CROWNQUEST OPERATING, LLC	05/02/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2 SW/4, MARTIN COUNTY, TEXAS	TX	Martin	226	761	1749
GUY C. HENSON	CROWNQUEST OPERATING, LLC	05/02/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2 SW/4, MARTIN COUNTY, TEXAS	TX	Martin	226	761	1749
GUY MERWYN EILAND, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	08/01/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	719	3788
H.S. MINERALS AND REALTY, LTD.	CROWNROCK, L.P.	09/16/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	237	589	3673
HARRY L. GRAHAM	CROWNROCK, LP	09/08/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	317	767	3525
HELEN JOY SMITH COMPANY, TOMMY D. SMITH AS ASSISTANT MANAGER	S.E.S. ENERGY, LTD	03/16/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	410	1513
HILL INVESTMENTS, LTD	CROWNROCK, L.P.	09/30/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	240	345	4138
HOMER E. HENSON	CROWNQUEST OPERATING, LLC	05/02/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2 SW/4, MARTIN COUNTY, TEXAS	TX	Martin	226	763	1750
HOMER E. HENSON	CROWNQUEST OPERATING, LLC	05/02/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2 SW/4, MARTIN COUNTY, TEXAS	TX	Martin	226	763	1750
HUGHLYN TODD ET UX MARSHA JEAN TODD	CROWNQUEST OPERATING, LLC	04/24/2008	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 17: S/2NE/4, MARTIN COUNTY, TEXAS	TX	Martin	226	741	1742
HUGHLYN TODD, POWER OF ATTORNEY ON BEHALF OF TIM BRISTOW, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNQUEST OPERATING, LLC	04/24/2008	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 17: S/2NE/4, MARTIN COUNTY, TEXAS	TX	Martin	226	739	1741
IRMA LEE MOORE	CROWNROCK, L.P.	07/10/2008	FEE	T&P RR CO SVY, T-2-N, BLK 37, SEC. 21: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	232	779	2869
J.B. BURNS, CLYDE BURNS & GEORGE BURNS, AS TRUSTEES FOR MINNIE ALMA ALBERT, A WIDOW, & LAUREL ALBERT, A SINGLE MAN	RAY R. BARRETT	02/18/1958	FEE	TWP 3N BLK 34 SEC 17; W/2SE/4, E/2SE/4	TX	Martin	29	99	350
JACKPOT ROYALTY PARTNERSHIP	CROWNROCK, LP	03/01/2011	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; NORTH 120 AC OF THE NW/4, LESS 40 AC, SURFACE TO 11,000'	TX	Martin	303	10	1530
JAMES HOLLIS MEEK	PATRIOT ROYALTY & LAND, LLC	12/18/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	668	3629
JAMES HOLLIS MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/13/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	333	4133
JAMES HOLLIS MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/09/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	207	152
JAMES KELLY MEEK	PATRIOT ROYALTY & LAND, LLC	12/16/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	672	3631
JAMES KELLY MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/24/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	325	4129
JAMES KELLY MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	03/06/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	336	186	1616

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
JAMES KELLY MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/05/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	27	105
JAMES KENNETH SNODGRASS	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	782	3809
JAMES LANCE HOPKINS, AS HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEY0 MARTIN COUNTY, TX	TX	Martin	298	420	791
JAMES M. DAVIS, SR. AND WIFE, WANDA FAYE DAVIS	BAYTECH LLP	05/15/2007	FEE	TWP 3N BLK 35 SEC 25; SE/4	TX	Martin	209	541	3096
JAMES MCKNIGHT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	728	3791
JAMES MCKNIGHT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	11/03/2011	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	519	596
JAMES P. EDWARDS, AS AGENT AND ATTORNEY-IN-FACT FOR RUTH S. EDWARDS	BRECK OPERATING CORP.	07/03/2008	FEE	TWP 1N BLK 36 SEC 10; SE/4	TX	Martin	221	634	852
JAMES PAUL MCHARGUE AS TRUSTEE OF THE MCHARGUE FAMILY TRUST	S.E.S. ENERGY, LTD	04/12/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	429	1517
JAMES R. DILLON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	03/19/2012	FEE	TWP 2N BLK 35 SEC 27; S/2 SW/4	TX	Martin	344	395	2470
JAMES R. SMALL	CROWNROCK, LP	05/01/2011	FEE	W/2 SEC 60, ABS 336, BLK A, B&C SURVEY, MARTIN CO, TX, S&E 80 AC UNIT CAVE #1060 IN S/2 S/2 NW/4 & N/2 N/2 SW/4	TX	Martin	308	367	2361
JAMES R. SMALL	LEGACY RESERVES OPERATING LP	11/14/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	394	100
JAMES S. PATTERSON	CROWNROCK, L.P.	11/19/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	240	321	4127
JAMES W. LANE	CROWNROCK, L.P.	12/22/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	245	252	646
Jane C. Dillon	Pioneer Natural Resources USA Inc.	2/1/2008	Fee	S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey	TX	Martin	219	657	534
JANE R. LANCASTER, C/O JOHN L. LANCASTER, III	BRECK OPERATING CORP.	08/17/2007	FEE	TWP 1N BLK 36 SEC 10; SE/4	TX	Martin	221	632	851
JANET R. WOOLBERT, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	03/19/2012	FEE	TWP 2N BLK 35 SEC 27; S/2 SW/4	TX	Martin	344	387	2468
JANICE ELROD GAITHER, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	12/10/2008	FEE	TWP 1N BLK 35 SEC 15; E/2SE/4	TX	Martin	242	29	106
JANICE LLOYD, A WIDOW	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	776	3807
JANIE N MALLOY, SSP	PATRIOT ROYALTY & LAND, LLC	04/13/2010	FEE	T1N, BLK 380 SEC 1: E/2 SE/40 T&P RY CO SURVEY, 0 MARTIN COUNTY, TEXAS, CONT 80 ACS M/L	TX	Martin	271	374	1516
JANUARY HARRELL FINLEY AKA JANUARY H. FINLEY	CROWNROCK, LP	04/11/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	338	211	1877
JEAN A. WILSON, A/K/A JEAN LOGGIE WILSON	CROWNROCK, LP	08/03/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	480	3732
JEAN EDNA HUNT TRUST, MARSHA HACHTEL, AS TRUSTEE	S.E.S. ENERGY, LTD	03/16/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	339	453	1951
JERRY WAYNE CAVE	CROWNROCK, L.P.	10/09/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	238	466	3799
JESSE EDWARD HENSON	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEY0 MARTIN COUNTY, TX	TX	Martin	298	149	741
JIM BAILEY	CROWNROCK, LP	09/07/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	124	105
JIRI KLUBAL	CROWNROCK, LP	05/01/2011	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; NORTH 120 AC OF THE NW/4, LESS 40 AC, SURFACE TO 11,000'	TX	Martin	308	365	2360
JIRI KLUBAL	LEGACY RESERVES OPERATING LP	11/14/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	394	97
JOE MARK LOGGIE	CROWNROCK, LP	06/02/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	330	357	843
JOHN CURRIE, INDEPENDENT EXECUTOR OF THE ESTATE OF RUTH GRANTHAM, DECEASED AND DIXIE SUE DAVES-GLEAVE WHO IS TH ESAME PERSON AS DIXIE GLEAUS IN THE WILL OF RUTH GRANTHAM AS A BENEFICIARY, BY AND THROUGH HER ATTORNEY-IN-FACT, DELLA MARIE AIKMAN (N/K/A DELL	STANDARD PERMIAN, LLC	06/23/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	441	2716
JOHN DAVID POE, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	761	3802
JOHN F. CRAM	CROWNROCK, LP	10/14/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	138	110
JOHN GRAMMER	S.E.S. ENERGY, LTD	05/25/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	340	324	2042
JOHN SALEH, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	07/12/2012	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	345	532	2627
JOHN SALEH, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	08/19/2008	FEE	BAUER & COCKRELL SURVEY BLK A SEC 46; E/220 AC	TX	Martin	235	578	3299
JOLENE MEEK STARRACK FORMERLY KNOW AS JOLENE TROLINDER, DEALING IN HER SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/17/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	330	796	917
JOLENE TROLINDER	PATRIOT ROYALTY & LAND, LLC	12/18/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	670	3630
JOLENE TROLINDER STARRAK, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/14/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	327	4130
JOLENE TROLINDER STARRAK, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/07/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	205	151
JOSEPH ELROD, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	01/02/2009	FEE	TWP 1N BLK 35 SEC 15; E/2SE/4	TX	Martin	242	36	109
JOSHUA WILLIAMS SHAW	CROWNROCK, L.P.	7/26/2013	FEE	SE/4, Sec 9, BLK 35, T2N, T&P RR Co. Survey	TX	Martin	398	148	140151

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
JOYCE CAUGHRON, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	09/21/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	785	3810
JOYCE LYNN CARTER, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/25/2009	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 18: N/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	245	246	643
JUDITH GAIL ROWE CROWLEY	CROWNROCK, LP	08/29/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	379	474	3730
KATHLEEN A. YOUNG, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	10/01/2012	FEE	TWP 2N BLK 37 SEC 18; N/2 W160 N/2	TX	Martin	359	298	4107
KATHLEEN A. YOUNG, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	09/10/2011	FEE	TWP 2N BLK 37 SEC 18; S/2 OF THE W/100 OF THE N/2	TX	Martin	322	677	4037
KATHY MASE, INDIVIDUALLY AND AS INDEPENDENT EXECUTRIX OF THE ESTATE OF DELMA WONDA GRAHAM, DECEASED	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	31	2010-00005484
Keith Nootbaar	Pioneer Natural Resources USA Inc.	2/1/2008	Fee	S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey	TX	Martin	219	661	536
KEITH PETTY, RECEIVER FOR DEBORAH E ROSIN; STEPHEN WOODS; SERENA WOODS;0 AND TERRY WOODS; AND THEIR HEIRS, KNOWN OR UNKNOWN, IF ANY OF SAID PERSONS ARE DECEASED, CAUSE NO. 6298 IN THE 118TH DISTRICT COURT OF MARTIN COUNTY, TEXAS	CROWNQUEST OPERATING, LLC	03/01/2010	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	267	510	709
KELSAY R. MEEK	PATRIOT ROYALTY & LAND, LLC	12/12/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	674	3632
KELSAY R. MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	K. BRYAN REEVES	06/17/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	343	349	656
KELSAY RAY MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/25/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	241	158	4269
KELSAY RAY MEEK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/13/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	667	265
KENNETH HOUSTON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	764	3803
KENNETH L. HENSON	CROWNQUEST OPERATING, LLC	07/09/2008	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 17: NE/4 NE/4, S/2 NE/4 MARTIN COUNTY, TEXAS	TX	Martin	235	238	3233
KENNETH W. WILLIAMS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/10/2008	FEE	TWP 2N BLK 36 SEC 36; NW/4 S&E N/80 AC	TX	Martin	240	329	4131
KRISTIE KASPAR	CROWNROCK, LP	09/23/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	325	130	107
Kyle S. McMorries and wife Misty M. McMorries, Neil McMorries and wife Connie McMorries, individually and as partners of the McMorries Family Partnership	Pioneer Natural Resources USA Inc.	4/27/2005	Fee	NW/4, Sec 15, and the West 78.57 acres of the S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey	TX	Martin	168	343	1462
LAMESA NATIONAL BANK, TRUSTEE OF THE GLENDA WOODWARD TRUST #59	STANDARD PERMIAN, LLC	02/10/2010	FEE	TWP 2N BLK 36 SEC 6; E/120 ACRES OF THE SF2	TX	Martin	267	702	765
LARRY RAY KARGL	CROWNROCK, L.P.	12/15/2010	FEE	T&P RY CO SVY, T-1-5, BLK 35, SEC. 17: 3.3 ACRES OUT OF THE N/2NW/4, MARTIN COUNTY, TEXAS	TX	Martin	293	759	140
LARRY RAY KARGL, AS HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	12/15/2010	FEE	T&P RY CO SVY, T1S, BLK 35, SEC 17: 4.72 ACS OUT OF THE N/2 NE/4, 3.3 ACRES OUT OF THE N/2 NW/4, MARTIN COUNTY, TEXAS.	TX	Martin	293	759	140
LARY D. MAYFIELD, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/19/2009	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 18: N/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	246	542	945
LAURA M. ROCCHIO	CROWNROCK, LP	05/18/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	350	78	3084
LENSEY H. RANDALS, AS HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	469	2721
LESLIE DIANE PERKINS, TRUSTEE OF THE LESLIE DIANE PERKINS TRUST	CROWNROCK, LP	01/22/2009	FEE	TWP 2N BLK 36 SEC 20; NE/4	TX	Martin	242	791	292
LESLIE FAY GRANTHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	07/12/2012	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	345	518	2623
LESLIE FAY GRANTHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	10/09/2008	FEE	BAUER & COCKRELL SURVEY BLK A SEC 46; E/220 AC	TX	Martin	237	618	3680
LILLIAN DEAKINS CLARKE, A/K/A LILLIAN D. CLARKE	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	630	3396
LISA M. MOZLEY, INDIVIDUALLY AND AS EXECUTRIX OF THE EST. OF PAULINE R. CROMMETT, AKA PAULINE RATHKE CROMMETT, DECEASED	CROWNROCK, LP	10/12/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	453	700
LISA MAYES, AS HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	481	2723
LOUISE SCHWENNESEN A/K/A MARY LOUISE SCHWENNESEN, TRUSTEE OF THE MARY LOUISE SCHWENNESEN TRUST	BRECK OPERATING CORP.	10/01/2007	FEE	TWP 1N BLK 36 SEC 10; SE/4	TX	Martin	221	629	850
LUBBOCK CHRISTIAN UNIVERSITY	PATRIOT ROYALTY & LAND, LLC	02/05/2010	FEE	T&P RY CO SVY, T-3-N, BLK 34, SEC. 29: S/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	269	84	1052
LUKE AARON SHAW	CROWNROCK, LP	02/21/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	370	685	1171
LYNNE W. TALBOT	CROWNROCK, LP	09/08/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	495	3737
M.D. ABEL COMPANY	CROWNROCK, L.P.	09/15/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	235	605	3307
MALLARD ROYALTY PARTNERS	CROWNROCK, LP	04/13/2010	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	271	1	1400
MARCY BROWN JACKSON, DEALING IN HER SOLE AND SEPARATE PROPERTY	PATRIOT ROYALTY & LAND, LLC	04/24/2010	FEE	TWP 2N BLK 36 SEC 21; NE/4	TX	Martin	272	65	1648
MARGARET E. PAYTON	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	306	2527
MARTHA DAY JOHNSON LOW, DEALING IN HER SOLE AND SEPARATE PROPERTY	PATRIOT ROYALTY & LAND, LLC	11/18/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	733	4226

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
MARTHA DAY JOHNSON LOW, DEALING IN HER SOLE,AND SEPARATE PROPERTY	PATRIOT RESOURCES PARTNERS LLC	01/01/2009	FEE	TWP 1N BLK 36 SEC 19; S/130 ACRES OF THE SE/4 & W/30 ACRES OF THE NE/4	TX	Martin	243	745
MARTY WAYNE GRAHAM AND STEPHEN MICHAEL GRAHAM	CJM RESOURCES, LP	6/15/2016	Fee	SW/4, Sec 15, BLK 35, T1N, T&P RR CO Survey	TX	Martin	508	163
MARY CAROLYN ROWE BRUMBELOW	CROWNROCK, LP	08/29/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	483	3733
MARY H. ALLEVA	CROWNROCK, LP	09/07/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	317	764	3524
MARY JANE POWELL LOVELL	CROWNROCK, LP	02/21/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	375	468	1702
MARY LITTLETON	CROWNROCK, LP	05/11/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	350	87	3087
MARY LOUISE SHAW PITTMAN, ACTING BY AND THROUGH HER AGENT AND ATTORNEY-IN-FACT, NANCY L. YOUNG	CROWNROCK, LP	03/27/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	375	465	1701
MARY M. ELLIS	PATRIOT ROYALTY & LAND, LLC	03/31/2010	FEE	TWP 1N BLK 35 SEC 25; S/2 NW/4	TX	Martin	270	411	1307
MARY MOONYEEN REYNOLDS	CROWNROCK, LP	04/11/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	338	214	1878
MARY RENFRO	CROWNROCK, LP	08/03/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	317	770	3526
MARYLEE ROSE MCKNIGHT, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	734	3793
McMorries Family Partnership	Pioneer Natural Resources USA Inc.	11/1/2010	Fee	INSOFAR & ONLY INSOFAR as the lease covers the West 78.56 acres of the South Half (S/2) of Section 10 & the Northwest Quarter (NW/4) of Section 15, Block 35, Township-1-North, T&P RR Co Survey, Martin County, Texas, containing 238.56 acres more or less, from a depth of 9,303 feet and below as it pertains to the McMorries "10" #1 Well, TRRC API #317-35013, located in the North Half of the Northeast (N/2NE/4) of Section 4, as amended	TX	Martin	297	257	589
MDJ MINERALS, LLP	CROWNROCK, L.P.	09/01/2009	FEE	T&P RR CO SVY, T-1-N, BLK 37, SEC. 34: W/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	257	720	2708
MEDIA CUNNINGHAM	PATRIOT ROYALTY & LAND, LLC	12/17/2009	FEE	T&P RY CO SVY, T-1-N, BLK 36, SEC. 47: N/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	263	664	3627
MEDIA CUNNINGHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/06/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	240	335	4134
MEDIA CUNNINGHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/05/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4 AND THE N/30 ACRES OF THE SE/4 AND S/130ACRES OF THE SE/4 AND W/30 ACRES OF THE NE/4	TX	Martin	242	23	103
MEDIA MEEK CUNNINGHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	S.E.S. ENERGY, LTD	02/17/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	330	792	916
MELISSA R. STRINGER	CROWNROCK, LP	08/15/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	359	279	4102
MICHAEL ALLEN, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/12/2012	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	345	522	2624
MICHAEL DOUGHERTY	CROWNROCK, LP	02/07/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	369	301	940
MICHAEL KEVIN KEISLING, TRUSTEE OF THE MICHAEL KEVIN KEISLING TRUST	CROWNROCK, LP	01/22/2009	FEE	TWP 2N BLK 36 SEC 20; NE/4	TX	Martin	242	789	291
MICHAEL LEWIS PARHAM, SR., PERSONAL REPRESENTATIVE AND INDEPENDENT EXECUTOR OF THE EST. OF MARGARET LOGGIE PARHAM, DECEASED	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	633	3397
MICHAEL S. ELLIS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	10/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4 SURFACE TO 100' BELOW THE MISSISSIPPIAN FORMATION; S/2 NW/4 100' BELOW THE MISSISSIPPIAN FORMATION	TX	Martin	285	712	3786
MIKE KEISLING, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	752	3799
MIKEL. VARNADORE	CROWNROCK, LP	09/01/2011	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4	TX	Martin	314	131	3141
MRS. ROBERT DIXIE KILGORE AKA ROBBIE LOUISE KILGORE DEALING IN HER SOLE & SEPARATE PROPERTY	PIONEER NATURAL RESOURCES USA, INC.	02/15/2007	FEE	TWP 3N BLK 35 SEC 25; SE/4	TX	Martin	264	188
MYRTLE BELLE STEWART ESTATE	CROWNQUEST OPERATING, LLC	04/02/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	226	758	1748
NANCY L. MAHAN	CROWNQUEST OPERATING, LLC	07/30/2008	FEE	T&P RR CO SVY, T-1-S, BLK 35, SEC. 19: S/2SW/4, MARTIN COUNTY, TEXAS	TX	Martin	235	236	3232
NATIONAL ROYALTY COMPANY, LTD., A TEXAS LIMITED PARTNERSHIP	STANDARD PERMIAN, LLC	11/03/2011	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	548	600
NELDA FAE HAZLEWOOD, A WIDOW	STANDARD PERMIAN, LLC	07/12/2012	FEE	TWP 1N BLK 36 SEC 19; N/2NW/4	TX	Martin	348	634	2943
NINA MAHAN	CROWNROCK, L.P.	10/16/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	238	481	3802
O.K. "BOB" ROBINSON	CROWNROCK, L.P.	09/26/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	237	637	3689
OTTO G. PITZ	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	312	2530
PAMELA J. BURKE , TRUSTEE OF THE P.I.P. 1990 TRUST; .J .I., JR. 1990 TRUST: W.W.I. 1990 TRUST	CROWNQUEST OPERATING, LLC	05/02/2008	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 17: NE/4, MARTIN COUNTY, TEXAS	TX	Martin	226	744	1743
PATRICIA C. SCHNEIDER FAMILY LIMITED PARTNERSHIP	CROWNROCK, L.P.	10/09/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	237	643	3691
PATRICIA STAPP PEDERSON, AKA PATRICIA S. PEDERSON	CROWNROCK, LP	10/06/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	489	3735
PATRICK K. DILLON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	03/19/2012	FEE	TWP 2N BLK 35 SEC 27; S/2 SW/4	TX	Martin	344	391	2469
PATRICK LYNN ARMSTRONG	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	34	2010-00005485

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
PATSY POLLOCK CASEY, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/06/2009	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4	TX	Martin	242	31	107
PAUL C BUNDY INTERESTS, LLC, AS LESSOR, WHOSE ADDRESS IS C/O CLARK G. THOMPSON JR, MANAGER	BREITBURN OPERATING, LP	07/30/2014	FEE	NW/4 NW/4 OF SEC 36, BLK 36, T2N, T&P RR CO SURVEY, A-757, MARTIN COUNTY, TEXAS	TX	Martin	422	11	2894
PAUL C. BUNDY INTEREST, LLC	CROWNROCK, LP	12/15/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	242	662	264
PAUL L. MCCULLISS	CROWNROCK, LP	01/15/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	369	298	939
PAULA GRACE SMITH A/K/A PAULA GRACE KRETSCHMER SMITH	BRECK OPERATING CORP.	07/24/2007	FEE	TWP 1N BLK 36 SEC 10; SE/4	TX	Martin	221	636	853
PHILIP L. BRYANT AKA PHILIP LEE BRYANT, ET UX JAMIE B. BRYANT	K. BRYAN REEVES	05/09/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	200	565	1713
RALPH W. WILLIAMS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/05/2008	FEE	TWP 2N BLK 36 SEC 36; NW/4 S&E N/80 AC	TX	Martin	240	323	4128
RBP LAND COMPANY TRUST	LEGACY RESERVES OPERATING LP	11/6/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	393	1
RICHARD B. AHLVIN AND SUE S. AHLVIN, HUSBAND AND WIFE	CROWNROCK, LP	10/06/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	486	3734
RICHARD D. JONES, JR. DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	11/12/2008	FEE	TWP 2N BLK 36 SEC 36; N/80 AC OF THE NW/4	TX	Martin	242	675	269
RICHARD E. LEE	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	316	2532
RITA JEAN ARMSTRONG	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	37	2010-00005486
RITA PAT HARRELL, INDIVIDUALLY AND AS TRUSTEE OF THE WILLIAM E. HARRELL TRUST; AND AS INDEPENDENT EXECUTRIX OF THE ESTATES OF WILLIAM E. HARRELL AND LARUE C. HARRELL	CROWNROCK, L.P.	01/20/2009	FEE	T&P RR CO SVY, T-1-N, BLK 37, SEC. 34: W/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	242	673	268
ROBERT B. PORTER, JR. AS TRUSTEE OF THE RBP LAND COMPANY TRUST	CROWNROCK, LP	05/01/2011	FEE	W/2 SEC 60, ABS 336, BLK A, B&C SURVEY, MARTIN CO, TX,o S&E 80 AC UNIT CAVE #1060 IN S/2 S/2 NW/4 & N/2 N/2 SW/4	TX	Martin	304	345	1721
ROBERT C. THOMAS, TRUSTEE	CROWNROCK, LP	09/01/2010	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; NORTH 120 AC OF THE NW/4, LESS 40 AC, SURFACE TO 11,000'	TX	Martin	286	576	3926
ROBERT E. LEE	CROWNROCK, LP	06/22/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	308	2528
ROBERT F. BROWN, DEALING IN HIS SOLE AND SEPARATE PROPERTY	PATRIOT ROYALTY & LAND, LLC	04/24/2010	FEE	TWP 2N BLK 36 SEC 21; NE/4	TX	Martin	272	75	1650
ROBERT GRAMMER	S.E.S. ENERGY, LTD	05/25/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	340	467	2065
ROBERT J. MCFARLAND	CROWNROCK, LP	05/03/2010	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	274	177	2084
ROBERT JEFFERY BROWN, DEALING IN HIS SOLE AND SEPARATE PROPERTY	PATRIOT ROYALTY & LAND, LLC	04/24/2010	FEE	TWP 2N BLK 36 SEC 21; NE/4	TX	Martin	272	70	1649
ROBERT P. TURPIN, TRUSTEE OF THE ROBERT P. TURPIN TRUST CREATED UNDER THE WILLS OF ROBERT M. TURPIN, DECEASED, AND MINNIE MOORE TURPIN, DECEASED	S.E.S. ENERGY, LTD	03/28/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	418	1515
ROBERT R. PATTON	CROWNROCK, LP	10/06/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	330	348	840
ROCKHILL ROYALTY PARTNERS	CROWNROCK, LP	05/15/2012	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; S/120 AC OF SW/4	TX	Martin	347	29	2757
ROCKHILL ROYALTY PARTNERS	ROCA EXPLORATION LTD	10/6/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	179	135
RONALD H. HIGGINGS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	10/01/2012	FEE	TWP 2N BLK 37 SEC 18; N/2 W160 N/2	TX	Martin	359	302	4108
RONALD H. HIGGINS, DEALING IN HIS SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	09/10/2011	FEE	TWP 2N BLK 37 SEC 18; S/2 OF THE W/100 OF THE N/2	TX	Martin	322	680	4038
RONNIE J. RINER, DEALING HEREIN WITH HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	05/17/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	322	2535
ROY PATTON	CROWNROCK, LP	10/06/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	319	492	3736
ROYALTY CLEARINGHOUSE, LTD., A TEXAS LIMITED PARTNERSHIP	STANDARD PERMIAN, LLC	09/26/2010	FEE	TWP 1N BLK 37 SEC 38; NE/4	TX	Martin	294	372	234
ROYCE SISK, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/19/2009	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 18: N/2 SE/4, MARTIN COUNTY, TEXAS	TX	Martin	246	538	943
RUFUS CHARLES TOM, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	01/22/2009	FEE	TWP 2N BLK 36 SEC 20; NE/4	TX	Martin	242	669	266
RUFUS CHARLES TOM, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	755	3800
SALLY GUITAR AND GEORGE D JONES, IND EXEC OF THE ESTATE OF JOHN GUITAR III, DECEASED, AND GEORGE D. JONES, TRUSTEE OF THE JOHN GUITAR III FARM TRUST	CROWNROCK, L.P.	09/15/2009	FEE	T1N, BLK 35o SEC 5: W/2 o T&P RR CO SVYo MARTIN COUNTY, TEXAS, CONT 320 ACS M/L	TX	Martin	258	718	2818
SALLY KING SAVAGE, ET VIR	CROWNQUEST OPERATING, LLC	03/27/2008	FEE	TWP 2S BLK 35 SEC 16; N/2	TX	Martin	226	765	1751
SAM E. HILBURN	CROWNROCK, L.P.	09/10/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	235	602	3306
SAM SALEH, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	07/12/2012	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	345	528	2626
SAM SALEH, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	08/19/2008	FEE	BAUER & COCKRELL SURVEY BLK A SEC 46; E/220 AC	TX	Martin	235	580	3300
SAMEDAN ROYALTY CORPORATION	CROWNROCK, LP	08/23/2012	FEE	TWP 1N BLK 35 & 36 SEC 19 & 13; SEC 19, BLK 35: NE/4; SEC 13, BLK 36: SW/4	TX	Martin	353	75	3418
SAMUEL PAUL SMITH	CROWNROCK, LP	02/21/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	370	682	1170
SANDRA JANE SHAW	CROWNROCK, LP	02/26/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	375	462	1700
SANDRA L. HENSON	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEYo MARTIN COUNTY, TX	TX	Martin	299	730	1027
SCOT D. NORTHERN	CROWNROCK, LP	05/01/2011	FEE	W/2 SEC 60, ABS 336, BLK A, B&C SURVEY, MARTIN CO, TX,o S&E 80 AC UNIT CAVE#I060 IN S/2 S/2 NW/4 & N/2 N/2 SW/4.	TX	Martin	304	342	1720
SCOT D. NORTHERN AND WIFE, TANYA NORTHERN	LEGACY RESERVES OPERATING LP	11/12/2013	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	393	22
SCOTT HOUSTON, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	767	3804

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
SCOTT K. HENSON	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEY0 MARTIN COUNTY, TX	TX	Martin	302	617	1497
SELF CHILDREN MANAGEMENT TRUST	CROWNROCK, L.P.	01/01/2009	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	245	240	642
SHARON W MCMILLAN, AKA SHARON L WASSON AS SUCCESSOR TRUSTEE OF THE LETA E WASSON FAMILY TRUST OF 1987.	CROWN ROCK LP	02/27/2014	FEE	E/100 NE/4 AND N/30 SE/4 OF SEC 19, BLK 36, T1N, T&P RY CO SURVEY, MARTIN CO, TX.	TX	Martin	408	408	1355
SHARON WASSON MCMILLAN SEPARATE PROPERTY TRUST	BREITBURN OPERATING LP	09/17/2015	FEE	NORTH 20 ACRES OF THE SE/4 OF SECTION 19, BLOCK 36, T-1-N, T&P RY CO SURVEY, MARTIN COUNTY, TEXAS	TX	Martin	471	543	3971
SHELIA LANGTON, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	09/10/2011	FEE	TWP 2N BLK 37 SEC 18; S/2 OF THE W/100 OF THE N/2	TX	Martin	322	683	4039
SHELIA OBRIEN, DEALING IN HER SOLE AND SEPARATE PROPERTY	STANDARD PERMIAN, LLC	10/01/2012	FEE	TWP 2N BLK 37 SEC 18; N/2 W160 N/2	TX	Martin	359	294	4106
SIDNEY HATCH	PATRIOT ROYALTY & LAND, LLC	03/31/2010	FEE	TWP 1N BLK 35 SEC 25; S/2 NW/4	TX	Martin	270	415	1309
SLAUGHTER INVESTMENT CORP	CROWNROCK, L.P.	08/07/2008	FEE	T&P RR CO SVY, T-3-N, BLK 34, SEC. 07: NW/4, MARTIN COUNTY, TEXAS	TX	Martin	235	615	3311
STAJA MILLS, AS HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/17/2012	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	484	2724
STANLEY E ADAMS JR, TRUSTEE U/W/0 SE ADAMS SR AND ELSIE ADAMS	CROWNROCK, LP	09/14/2011	FEE	TWP 1N BLK 36 SEC 19; E/100 ACRES OF THE NE/4	TX	Martin	315	796	3251
STATE OF TEXAS, ACTING BY AND THROUGH ITS AGENT, COLORADO RIVER MUNICIPAL WATER DISTRICT	CROWNROCK, LP.	03/03/2010	ST	TWP 2N BLK 35 SEC 28; N/2	TX	Martin	270	98	1256
STATE OF TEXAS, ACTING BY AND THROUGH ITS AGENT, SOUTHWEST ROYALTIES, INC A SUBSIDIARY OF CLAYTON WILLIAMS ENERGY, INC	STEPHEN C. COLE	02/05/2013	ST	TWP 2N BLK 35 SEC 28; E/2 SW/4; N/2 SE/4; N/2 SE/4	TX	Martin	365	674	465
STEVEN MATTHEW LEGGITT	CROWNROCK, LP	01/31/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	443	697
STEVEN P. THOMPSON	S.E.S. ENERGY, LTD	03/09/2012	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	335	414	1514
STEVEN REED LOGGIE, A/K/A STEVEN R. LOGGIE	CROWNROCK, LP	06/02/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	316	627	3395
STEWART ROYALTY, INC.	MANHATTAN PETROLEUM INC	4/12/2005	Fee	S/2 S/2 NW/4, N/2 N/2 SW/4, Sec 60, BLK A, Bauer & Cockrell	TX	Martin	166	461
STRAIN FAMILY LIMITED PARTNERSHIP; EDD HOMAN STRAIN, JERRY DELL HAGGERTON, LARRY WADDELL STRAIN, ALBERT THOMAS MORRIS, GARLAND KIRK MORRIS AND SCOTT DOUGLAS MORRIS, LEASING THEIR SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	04/16/2009	FEE	TWP 1N BLK 35 & 36 SEC 19 & 13; SEC 19, BLK 35: NE/4; SEC 13, BLK 36: SW/4	TX	Martin	253	170	2010
SUE HORTON CORSON CORPORATION	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	773	3806
SUZANNA POE, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	758	3801
TAS ROYALTY COMPANY	CROWNROCK, LP	12/20/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	350	90	3088
TAS ROYALTY COMPANY, THOMAS SIKES, PARTNER	STANDARD PERMIAN, LLC	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	458	2718
TED ROY STEWART JR	CROWNQUEST OPERATING, LLC	04/02/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	226	755	1747
TEMPLE JO GRANTHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	487	2725
TEMPLE JO GRANTHAM, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	07/30/2008	FEE	BAUER & COCKRELL SURVEY BLK A SEC 46; E/220 AC	TX	Martin	235	575	3298
Terry Lynn McAdams	Pioneer Natural Resources USA Inc.	9/12/2005	Fee	S/2, Sec 10, BLK 35, T1N, T&P RR Co Survey	TX	Martin	170	250	1795
THE ALLAR COMPANY	CROWNROCK, L.P.	10/21/2010	FEE	T&P RR CO SVY, T-2-N, BLK 37, A-244, SEC. 17: W/2SE/4, MARTIN COUNTY, TEXAS	TX	Martin	286	106	3839
The Allar Company	Pioneer Natural Resources USA Inc.	8/17/2010	Fee	SE/4, Section 3, Block 35, Township-1- North, T&P RR Co Survey, limited to those depths below 9,018 feet	TX	Martin	283	749	3495
The Allar Company	Pioneer Natural Resources USA Inc.	6/8/2006	Fee	SE/4, Section 3, Block 35, Township-1- North, T&P RR Co Survey	TX	Martin	180	553	1189
THE ALLAR COMPANY, A TEXAS CORPORATION	CROWNROCK, LP.	08/03/2011	FEE	TWP 1N BLK 36 SEC 25; SW/4	TX	Martin	311	635	2843
THE LAMAR FAMILY CLASS TRUST, MARY S. LAMAR, TRUSTEE	STANDARD PERMIAN, LLC	01/12/2012	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	555	601
THEODORE A. FISCHER, JR. AND CHARLOTTE GLEE FISCHER, HUSBAND AND WIFE	CROWNROCK, LP	12/09/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	330	351	841
THOMAS ROCCHIO	CROWNROCK, LP	05/18/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	359	282	4103
THUNDERBOLT PETROLEUM, LLC	CROWNROCK, LP	04/12/2011	FEE	TWP 2N BLK 36 SEC 36; NW/4 S&E N/80 AC	TX	Martin	304	756	1827
THURMAN J GRIMES, SSP	PATRIOT ROYALTY & LAND, LLC	04/13/2010	FEE	T1N, BLK 380 SEC 1: E/2 SE/40 T&P RY CO SURVEY, 0 MARTIN COUNTY, TEXAS, CONT 80 ACS M/L	TX	Martin	271	383	1519
TOM ALFRED KEISLING, TRUSTEE OF THE TOM ALFRED KEISLING TRUST	CROWNROCK, LP	01/22/2009	FEE	TWP 2N BLK 36 SEC 20; NE/4	TX	Martin	242	671	267
TOM KEISLING, DEALING IN HIS SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	749	3798
TRAVIS L. DAVIS, ROBERTA D. WRIGHT AND ADELE FLEMING, INDIVIDUALLY AND AS INDEPENDENT EXECUTORS OF THE EXT. OF ETHEL DAVIS, DECEASED	ROSEWOOD RESOURCES, INC	01/13/1984	FEE	TWP 3N BLK 34 SEC 46; S/2 SW/4 SURFACE TO 10,870'; N/2 SW/4; S/2 NW/4; S/2 SW/4	TX	Martin	239	59	1030
VALERIA PAPPAS, INDIVIDUALLY AND AS EXECUTRIX OF THE EST. OF PATTY ELKIN, DECEASED	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	743	3796
VALERIA TOM, A WIDOW	STANDARD PERMIAN, LLC	11/03/2011	FEE	TWP 2N BLK 37 SEC 34; SW/4	TX	Martin	328	541	599
VALERIA TOM, A WIDOW	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	716	3787

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
VIRGINIA ELLEN HOUSE, ET VIR JAY DEE HOUSE	K. BRYAN REEVES	04/27/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	199	146	1519
VIRGINIA LEIGH COLLINS	CROWNQUEST OPERATING, LLC	04/04/2008	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	226	749	1745
VIRGINIA M BURLESON, SSP	PATRIOT ROYALTY & LAND, LLC	04/13/2010	FEE	T1N, BLK 380 SEC. 01: E/2 SE/40 T&P RY CO SURVEY, 0 MARTIN COUNTY, TEXAS, CONT 80 ACS M/L	TX	Martin	271	377	1517
VIRGINIA P. DABBS, DEALING IN HER SOLE AND SEPARATE PROPERTY	CARL T. SPEIGHT	05/10/2010	FEE	TWP 1N BLK 35 SEC 23; S/2 NW/4	TX	Martin	285	737	3794
VIRGINIA P. JAMES, DEALING IN HER SOLE AND SEPARATE PROPERTY	CROWNROCK, L.P.	02/07/2011	FEE	NE/4 OF SECTION 17, BLOCK 36, T-1-S, T&P RY. CO. SURVEY0 MARTIN COUNTY, TX	TX	Martin	298	151	742
WANDA S. AUSTIN, AS HER SOLE AND SEPARATE PROPERTY, AND JOINED HEREIN BY HER HUSBAND BILL G. AUSTIN	PATRIOT ROYALTY & LAND, LLC	09/23/2010	FEE	TWP 3N BLK 33 SEC 30; PART OF NW/4	TX	Martin	1197	47	2010-00005489
WELLS FARGO BANK, NA, TRUSTEE OF THE JEFF AND NADA MAE DAVIS CHARITABLE FOUNDATION	CROWNROCK, L.P.	05/27/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	230	458	2397
WELLS FARGO BANK, NA, TRUSTEE OF THE JEFF AND NADA MAE DAVIS CHARITABLE FOUNDATION	CROWNROCK, L.P.	05/27/2008	FEE	T&P RR CO SVY, T-1-S, BLK 35, SEC. 17: N/2NW/4, MARTIN COUNTY, TEXAS	TX	Martin	230	464	2398
WELLS FARGO BANK, NA, TRUSTEE OF THE JEFF AND NADA MAE DAVIS CHARITABLE FOUNDATION	CROWNROCK, L.P.	09/02/2008	FEE	T&P RR CO SVY, T-1-S, BLK 35, SEC 09: E/2 E/2, MARTIN COUNTY, TEXAS.	TX	Martin	235	618	3312
WILL C. BEECHERL ET UX	CROWNQUEST OPERATING, LLC	05/15/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2SW/4, FROM SURFACE DOWN TO BUT NOT INCLUDING 9,500 FT., MARTIN COUNTY, TEXAS	TX	Martin	231	565	2623
WILL C. BEECHERL ET UX	CROWNQUEST OPERATING, LLC	05/15/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 35: S/2SW/4, FROM SURFACE DOWN TO BUT NOT INCLUDING 9,500 FT., MARTIN COUNTY, TEXAS	TX	Martin	231	565	2623
WILLARD WAYNE BRYANT, DEALING IN HIS SOLE AND SEPARATE PROPERTY	K. BRYAN REEVES	04/27/2007	FEE	TWP 1N BLK 35 SEC 33; E/2 SE/4	TX	Martin	199	144	1518
WILLIAM A. CARTER, AS HIS SOLE AND SEPARATE PROPERTY	CROWNROCK, LP	06/17/2011	FEE	TWP 1N BLK 37 SEC 37; N/2	TX	Martin	310	463	2719
WILLIAM C. LANE	CROWNROCK, L.P.	08/27/2010	FEE	T&P RY CO SVY, T-1-S, BLK 35, SEC 17: NE/4 (LESS 4.72 AC), S/2 NW/4,0 BENG MORE FULLY DESCRIBED IN WARRANTY DEED RECORDED IN THE0 DEED RECORDS OF MARTIN CO., TEXAS VJ23. P/3740	TX	Martin	282	232	3251
WILLIAM D. LANE	CROWNROCK, L.P.	01/12/2009	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	246	540	944
WILLIAM DAVID LEGGITT	CROWNROCK, LP	01/31/2013	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	369	295	938
WILLIAM DAVID LOGGIE, JR	CROWNROCK, LP	06/02/2011	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	309	326	2537
WILLIAM E. ALEXANDER, TRUSTEE OF THE SCOTT II MINERAL TRUST	PATRIOT ROYALTY & LAND, LLC	01/22/2010	FEE	TWP 1N BLK 35 SEC 36; N/2 NE/4	TX	Martin	265	666	367
WILLIAM E. PATTERSON	CROWNROCK, L.P.	11/19/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	240	319	4126
WILLIAM K. ROBINSON	CROWNROCK, LP	10/03/2012	FEE	TWP 2N BLK 35 SEC 9; SE/4	TX	Martin	367	446	698
WINDOM ROYALTIES, LLC	CROWNROCK, L.P.	06/09/2009	FEE	T1S, BLK 370 SEC 1: NE/40 T&P RR CO SVY, 0 MARTIN COUNTY, TEXAS, CONT 160 ACS M/L	TX	Martin	257	19	2570
WINIFRED JEANETTE BEACH	CROWNROCK, L.P.	08/19/2008	FEE	NE/4, S/2 NW/4 AND 20.05 ACRES IN THE SW/4 OF SECTION 17, BLOCK 35, TOWNSHIP 1 SOUTH, T&P RR CO. SY., IN THE COUNTY OF MARTIN, STATE OF TEXAS.	TX	Martin	240	314	4124
WYOK ROYALTY PARTNERSHIP	CROWNROCK, LP	09/03/2010	FEE	BAUER & COCKRELL SURVEY BLK A SEC 60; NORTH 120 AC OF THE NW/4, LESS 40 AC, SURFACE TO 11,000'	TX	Martin	284	115	3520
BANK OF AMERICA, NA AND JEFFERY W. FOLTZ AS CO-TRUSTEE FOR THE ALLIE GAYLE DAVISON TRUST #2	CROWNROCK, LP	11/05/2012	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	399530		2013-9598
BANK OF AMERICA, NA. JEFFERY W. FOLTZ AND WILLIAM C. BYNUM, CO- TRUSTEES UNDER THE WILL OF LELAND DONALD DAVISON, DECEASED	CROWNROCK, LP	11/05/2012	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	399530		2013-9599
BOBBYE JEAN YATER	MACK T. RESOURCES L.P.	09/12/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 32: S/2SW/4, MIDLAND COUNTY, TEXAS	TX	Midland	3101	791
BRENDA STANDEFER DRIGGERS & JOYCE STANDEFER BULIN, CO- TRUSTEES OF THE BRENDA STANDEFER DRIGGERS AND JOYCE STANDEFER BULIN 2006 TRUST	CROWNQUEST OPERATING, LLC	05/22/2008	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	3088	194	2008-18834
CLEAR CREEK ROYALTY & LAND, LTD.	CROWNROCK, L.P.	09/22/2009	FEE	T&P RR CO SVY, T-2-S, BLK 36, SEC. 29: NE/4, MIDLAND COUNTY, TEXAS	TX	Midland			2009-20821
CLEAR CREEK ROYALTY & LAND, LTD.	CROWNROCK, L.P.	05/10/2011	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 38: N/2NW/4 BELOW THE DEPTH OF 8700 FEET BENEATH THE SURFACE, MIDLAND COUNTY, TEXAS	TX	Midland			2011-10415

Historical Division 6
Oil and Gas Lease Schedule

Lessor Full Name	Lessee	Lease Date	Lease Type	Lease Legal Description	State	County	Book	Page	Instrument No.
GUY C HENSON	SLB LAND SERVICES, LLC	07/27/2009	FEE	T&P RR CO SVY, T-2-S, BLK 36, SEC. 29: NE/4, MIDLAND COUNTY, TEXAS	TX	Midland			2009-17205
GUY C. HENSON	CROWNROCK, L.P.	05/01/2011	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 38: N/2NW/4 BELOW THE DEPTH OF 8700 FEET BENEATH THE SURFACE, MIDLAND COUNTY, TEXAS	TX	Midland			2011-10414
HOMER E HENSON	SLB LAND SERVICES, LLC	07/27/2009	FEE	T&P RR CO SVY, T-2-S, BLK 36, SEC. 29: NE/4, MIDLAND COUNTY, TEXAS	TX	Midland			2009-17204
HOMER E. HENSON	CROWNROCK, L.P.	05/01/2011	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 38: N/2NW/4 BELOW THE DEPTH OF 8700 FEET BENEATH THE SURFACE, MIDLAND COUNTY, TEXAS	TX	Midland			2011-10416
JUDY LYNN PIOTROWSKI ET AL	MACK T. RESOURCES L.P.	09/16/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 32: S/2SW/4, MIDLAND COUNTY, TEXAS	TX	Midland	3101	785	2008-21342
NANCE FARMS LTD. I	MACK T. RESOURCES L.P.	08/25/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 32: S/2SW/4, MIDLAND COUNTY, TEXAS	TX	Midland	3101	794	2008-21345
NATHAN HEIDELBERG, JR.	CROWNQUEST OPERATING, LLC	05/21/2008	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	3088	202	2008-18836
PATRICIA E. HULL	MACK T. RESOURCES L.P.	09/12/2008	FEE	T&P RR CO SVY, T-1-S, BLK 36, SEC. 32: S/2SW/4, MIDLAND COUNTY, TEXAS	TX	Midland	3101	788	2008-21344
ROSS BUSH, DISTRICT CLERK OF MIDLAND COUNTY, TX, RECEIVER FOR THE UNKNOWN SHAREHOLDERS OF AGUILA OIL COMPANY, THEIR SUCCESSORS, ASSIGNS, AND/OR UNKNOWN HEIRS, DEFENDANT, CAUSE NO. CV 49087 IN THE 142ND JUDICIAL DISTRICT COURT OF MIDLAND COUNTY, TX	CROWNROCK, LP	01/23/2013	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	391028		2013-1769
RUBY HENSON HAGGARD	CROWNQUEST OPERATING, LLC	05/22/2008	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	3088	198	2008-18835
WALLFAM, LP	CROWNROCK, LP	01/11/2012	FEE	TWP 1S BLK 36 SEC 32; S/120 OF NW/4	TX	Midland	182	47	2012-1848
WILL C BEECHERL ET UX	CROWNROCK, L.P.	09/22/2009	FEE	T&P RR CO SVY, T-2-S, BLK 36, SEC. 29: NE/4, MIDLAND COUNTY, TEXAS	TX	Midland			2009-22488
WILL C. BEECHERL ET UX	CROWNROCK, L.P.	05/10/2011	FEE	T&P RY CO SVY, T-1-S, BLK 36, SEC. 38: N/2NW/4 BELOW THE DEPTH OF 8700 FEET BENEATH THE SURFACE, MIDLAND COUNTY, TEXAS	TX	Midland			2011-10417

Historical Division 6
Regulatory Lease Schedule

County	Lease name	Lease WI	Gross Horizontal Development (All Rights) Acres	Net Horizontal Development (All Rights) Acres	Gross Vertical/Wellbore Only Acres	Net Vertical/Wellbore Only Acres
Howard	Adams West 29	1.000000	160.00	160.00
Howard	Marie Hall 30	0.985000	172.30	169.71
Howard	Mase 30	1.000000			167.40	167.40
Martin	Tunnell 26	1.000000			161.90	161.90
Martin	Hale 29	1.000000			80.10	80.10
Martin	Harrell 2	1.000000	160.00	160.00
Howard	Harrell 33	1.000000	160.00	160.00
Martin	Albert 17	1.000000	80.00	80.00
Martin	Tacor 17	1.000000	80.00	80.00
Martin	Mayfield 18	1.000000	80.90	80.90
Martin	Slaughter 7	1.000000	160.00	160.00
Martin	Davis Farms 25	0.968800	161.00	40.97		115.00
Martin	Davis Lynx 46	0.761250	244.10	185.82
Martin	Hudgeons	1.000000	160.00	160.00
Howard	Fincke/Taylor 11	0.500000	160.10	80.05		80.05
Howard	CFT /Talbot 26	1.000000			328.60	328.60
Howard	Hodnett 23	1.000000	160.00	160.00
Howard	SOW 21	1.000000			160.00	160.00
Howard	SOW 21	1.000000	80.00	80.00
Howard	Williams/Leo Un 48	1.000000	80.00	80.00
Howard	Alexander/Gorman 49	1.000000	105.00	105.00
Howard	Cypert/Cynallen/Petty 49	1.000000	120.00	120.00
Martin	Dillon 27	1.000000	80.20	80.20
Martin	CR State/SWR State 28	1.000000			240.00	240.00
Martin	CR State/SWR State 28	1.000000	240.00	240.00
Martin	Porter 60	1.000000	80.00	80.00
Martin	RBP Trust 60	0.859270	120.00	103.11
Martin	Cave	0.598000	80.00	47.84
Martin	Lohan 9	0.787313			160.00	125.97
Martin	Jones N/Sawyer S 36	1.000000	161.90	161.90
Martin	Judson 21	0.975000	160.80	156.78
Martin	Rufus 20	1.000000	161.00	161.00
Martin	SAM 17	1.000000	80.20	80.20
Martin	Franklin/Cora 18	1.000000	166.70	166.70
Martin	Tarzan Pivot 8	0.975000	166.50	162.34
Martin	Moore 21	1.000000	80.00	80.00
Martin	Valeria 34	1.000000	169.30	169.30
Martin	Grimes 1	1.000000			80.00	80.00
Martin	Harrell 34	0.979167	84.00	82.25
Martin	Wearner 38	1.000000			167.90	167.90
Martin	TAS 37	1.000000			80.00	80.00
Martin	TAS 37	1.000000	241.20	241.20
Martin	Amelia 19	1.000000	80.20	80.20
Martin	Meek Un 19	0.500000			160.00	80.00
Martin	Low Un 19	0.906250			160.00	145.00
Martin	Dorchester 10	1.000000	160.20	160.20
Martin	Strain 13	1.000000			162.00	162.00
Martin	Crabtree 25	0.750000	160.70	41.24		79.28
Martin	Strain 19	1.000000			163.00	163.00
Martin	Stovall 33	0.930000	80.50	74.87
Martin	Eiland 23	1.000000	80.00	80.00
Martin	Barfield 15	1.000000	83.10	83.10
Martin	Guerin 15	1.000000	160.00	160.00
Martin	McMorries 10	1.000000	78.26	78.26
Martin	Broughton Farms A	1.000000	240.00	240.00
Martin	Graham	1.000000	160.00	160.00
Martin	McAdams 10	1.000000	172.74	172.74
Martin	Broughton Farms 10	1.000000	80.00	80.00

Historical Division 6
Regulatory Lease Schedule

County	Lease name	Lease WI	Gross Horizontal Development (All Rights) Acres	Net Horizontal Development (All Rights) Acres	Gross Vertical/Wellbore Only Acres	Net Vertical/Wellbore Only Acres
Martin	Allar 3	1.000000	161.30	161.30
Martin	McAdams 10 A	1.000000	80.00	80.00
Martin	Ellis 25	1.000000	80.00	80.00
Martin	Orphan 36	1.000000			81.40	81.40
Martin	Parks 17	1.000000			320.00	320.00
Martin	JD 9	1.000000	160.00	54.75		105.25
Martin	Kargl Unit	1.000000	79.61	27.24		52.37
Martin	JNM Trust	1.000000	79.81	27.31		52.50
Martin	Nada Mae	1.000000	80.00	27.38		52.62
Martin	JNM Trust	1.000000	79.81	27.31		52.50
Martin	Mahan 19	1.000000			80.30	80.30
Martin	FAEE 47	1.000000	80.70	80.70
Martin	Iverson 17	1.000000			161.50	161.50
Martin	Roy 1	1.000000	161.70	161.70
Martin	Nance 32	1.000000			80.00	80.00
Martin	Heidelberg 32	1.000000	120.00	120.00
Martin	Henson 35	1.000000			80.00	80.00
Midland	Henson DR 38	1.000000			80.00	80.00
Midland	Clearbee 29	1.000000	161.90	161.90
Glasscock	Smith 7	0.597500	559.40	334.24
Martin	Cole 6	1.000000	120.00	120.00
Martin	FM Hall 20	1.000000			166.30	166.30
Martin	Hall Trust 20	1.000000			166.30	166.30
Martin	Guitar 5	1.000000			320.90	320.90
Howard	Wells Fargo 12	0.750000	160.00	120.00
Midland	Armstrong 36	1.000000	168.20	168.20
Howard	Lindsay B	1.000000			40.00	40.00
Howard	Lindsay LA	0.500000			221.65	221.65
Howard	Lindsay A	1.000000			120.00	120.00
Howard	Lindsay CQ	0.500000			181.05	181.05
Howard	Cecil 6	0.937500	160.00	150.00
Howard	Shortes 7	0.937500	240.00	225.00
Howard	Shortes 17	0.937500	320.00	300.00
Howard	Russell Limited	0.500000	121.20	60.60
Martin	Wilbanks 16	0.375000	243.60	91.35
Howard	Sec 6	0.009400	320.00	3.00
Howard	SLKT/Robinson	1.000000	160.00	53.02		106.67
Howard	Sec 5	0.250000	160.00	40.00
Howard	Fryar 2	0.150000			161.00	24.15
Howard	Fryar 11	0.175000	160.00	28.00
Howard	Shaw 11	0.105000	160.00	16.80
Howard	BR 22	0.375000	240.30	90.11
Howard	Marshall 22	0.500000	80.10	40.05
Howard	Rogers 38	0.250000	320.00	80.00
Howard	Redfish 38	0.100000	326.00	32.60
Howard	Thomas	0.970000			80.00	77.60
Howard	DE Thomas	1.000000			80.00	80.00
Howard	Paloma	0.970000			160.00	155.20
Howard	Phillips Trust 19	1.000000	80.00	80.00
Howard	Roosevelt Patsy 19B	1.000000	160.10	160.10
Howard	Beall Unit 18	1.000000	40.00	40.00
Howard	RB Unit	1.000000	81.60	81.60
Howard	Beall 18	1.000000	161.80	161.80
Howard	Fred Phillips 19	1.000000	80.00	80.00
Howard	Beall SW	1.000000	44.10	44.10
Howard	Beard 18	1.000000	160.00	160.00
Howard	Beall 18A	1.000000	162.80	162.80
Howard	Barnes 7	1.000000	160.00	160.00

Historical Division 6
Regulatory Lease Schedule

County	Lease name	Lease WI	Gross Horizontal Development (All Rights) Acres	Net Horizontal Development (All Rights) Acres	Gross Vertical/Wellbore Only Acres	Net Vertical/Wellbore Only Acres
Howard	Corning Loudamy 29	1.000000	160.00	160.00
Howard	B Phillips 20A	1.000000	160.00	160.00
Howard	Cassity 20	1.000000	163.60	163.60
Howard	Cade 29	1.000000	80.00	80.00
Howard	Phillips Unit	1.000000	161.88	161.88
Howard	Douglass 20	1.000000	82.00	82.00
Howard	B Phillips 20	1.000000	160.00	160.00
Howard	Thomas Stokes	0.835938	160.00	133.75
Howard	Knott Shaw 30	1.000000	162.90	162.90
Howard	Ringener 19	1.000000	160.00	160.00
Howard	Roosevelt Patsy 19	1.000000	80.00	80.00
Howard	Raymond Eula 30	1.000000	160.00	160.00
Howard	Ware 30	1.000000	242.64	242.64
Howard	Little A/Elliott 31	1.000000	240.00	240.00
Howard	Little 31	1.000000	238.00	238.00
Howard	Coldiron/Bledsoe	1.000000	40.00	40.00
Howard	DE Coldiron/Bledsoe	1.000000	80.00	80.00
Howard	Shasta	1.000000	80.00	80.00
Howard	Ioma 30	1.000000	40.40	40.40
Howard	Corning 29	1.000000	160.50	160.50
Howard	Knott Lilly 32	1.000000	157.20	157.20
Howard	Cline 32 (A/B)	0.500000	157.20	78.60
Howard	Long 29	1.000000	160.10	160.10
Howard	Wood Unit 32	1.000000	161.70	161.70
Howard	Verl 32	1.000000	80.80	80.80
Howard	Beall 28	1.000000	160.00	160.00
Howard	Scheulke	0.666667	160.00	106.67
Howard	B Phillips 21	1.000000	160.00	160.00
Howard	McCann	0.500000	165.37	82.69
Howard	Yucca	1.000000	159.39	159.39
Howard	Smith	1.000000	160.00	160.00
Howard	Billie Jo 33	1.000000	80.00	80.00
Howard	McNew	1.000000	162.15	162.15
Howard	Nova 33	0.994154	80.00	79.53
Howard	Super 34	1.000000	162.30	162.30
Howard	Jordan 34	1.000000	162.40	162.40
Howard	Clark 27	1.000000	160.00	160.00
Howard	Freeman 27	1.000000	160.00	160.00
Howard	Gay 34	1.000000	162.00	162.00
Howard	Rogers 34	1.000000	162.40	162.40
Howard	Coyote	1.000000	143.95	143.95
Howard	Ray/Ray A Unit	0.970000	420.00	407.40
Howard	Windmill	1.000000	80.00	80.00
Howard	Lone Star	1.000000	320.00	320.00
Howard	Pecan	1.000000	160.00	160.00
Howard	Texan	1.000000	160.00	160.00
Howard	Mesquite	1.000000	163.59	163.59
Howard	Texan A	1.000000	160.00	160.00
Howard	Levy	0.970000	166.07	161.09
Howard	Cottonwood	0.500000	40.00	33.33
Howard	Dagwood	0.750000	83.12	62.34
Howard	Alamo	1.000000	164.66	164.66
Howard	Live Oak	1.000000	160.00	160.00
Howard	Cottonwood A	1.000000	41.54	41.54
Howard	Aloe Vera	1.000000			320.00	320.00
Howard	CR 21	1.000000	240.00	240.00
Martin	Grantham 46	0.312500			199.87	62.46
Howard	Shaw 32	1.000000	80.00	80.00

Historical Division 6
Regulatory lease Schedule

County	Lease name	Lease WI	Gross Horizontal Development (All Rights) Acres	Net Horizontal Development (All Rights) Acres	Gross Vertical/ Wellbore Only Acres	Net Vertical/ Wellbore Only Acres